***

Certain omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

L e t t e r  o f  A u t h o r i z a t i o n;  C o n s u l t a n t  N D A

Date:February 01, 2012

To:AT&T

2359 Perimeter Pointe Pkwy - Suite 300
Charlotte, North Carolina, 28208

***

Please be advised that we, Progress Energy Service Company, LLC (the “ Customer” ), have entered into an agreement with Silver Spring Networks, Inc (the “ Consultant” ),with an office location at 555 Broadway Street, Redwood City, CA 94063,  to operate as our agent to AT&T for the purpose of performing telecom management (excluding any billing and account analysis) (the “ Consultancy Work” ).  Consultant will perform the Consultancy Work In connection with the AT&T services and accounts identified below (collectively, the “ Services” ):

Wireless Services

Contract Type	Effective Date of Customer Contract

SELECT Agreement Type
ACDA Attainment	April 10, 2006

Account Numbers (if more than 9, use exhibit A for the list of accounts and ALL is not acceptable)	Circuit ID’s	Contract ID’s
(AT&T Account Number)	(AT&T Circuit ID)	(AT&T Contract ID)
***		***

(Customer must identify the account numbers and, if appropriate, one or more of the other sections above. Consultant may add account numbers with Customer’s written agreement in the event of a migration, or when accounts are generated, during the term of the LOA/NDA.  The Consultant will add these account numbers with the AT&T Customer Care Agent with whom they established the fully executed LOA/NDA in an “ as amended”  document to be attached to the established LOA/NDA.  If request for information is outside what has been defined in this section, a new LOA/NDA to cover the request for information will be required).

Subject to the terms of this Letter of Authorization/NDA (“ LOA/NDA” ), AT&T agrees: to accept Customer’s authorization and designation of the Consultant to perform the Consultancy Work and to otherwise reasonably cooperate with the Consultant in accordance with the intent and purposes of this LOA/NDA.

Consultant agrees to follow any AT&T processes and procedures established by AT&T in connection with the Services that relate to the Consultancy Work, which may include the following:

26841/00600/DOCS/3611250.1

•Authorized to act on customer’s behalf in establishing new lines of service as needed to include VPN Concentrators, VPN Tunnels, IP Addressing Scheme, etc.

•Authorized to work with carrier on adding additional IP address blocks, if needed.

•Authorized to order or change, but not disconnect access lines from Carrier using Progress Energy provided rate plans and accounts.

•Authorized to coordinate and assist with troubleshooting, problem resolution and configuration of the devices.

•Authorized to establish redundant VPN connections from the AT&T private IP network to the Customers Agent’s data centers.

•Authorized to provide modem information (i.e. IMEI) for submission to AT&T.

Customer hereby authorizes AT&T to release to Consultant any and all information necessary for Consultant to perform the Consultancy Work.  Customer acknowledges and agrees that AT&T’s release or such Information does not breach any confidentiality, privacy or security obligations that may be in place between AT&T and Customer. Customer acknowledges and agrees that Consultant may perform certain of the Consultancy Work by using certain of AT&T’s online ordering and management tools that require a login and password. Customer understands and agrees that it is responsible for maintaining the confidentiality of such information and for restricting access to its computers. Customer agrees to accept responsibility for all activities that occur under its account with its login or password. Customer agrees that AT&T may rely on the authority of anyone accessing Customer’s account or using its login and password.

All information that is confidential and proprietary to AT&T (“ AT&T Confidential Information” ) shall be labeled as such and shall be deemed the property of AT&T. Consultant shall hold all AT&T Confidential information it receives in confidence for at least three (3) years following the receipt and or at least three (3) years after the expiration of the longest service agreement between AT&T and Customer, whichever period is longer.

Consultant may disclose Confidential Information to Customer and both parties will hold all information in confidence.  A receiving party may not disclose such Confidential Information to another party unless required by law to provide such Confidential Information.

Either Customer or AT&T may terminate this LOA/NDA on thirty (30) days’ written notice.  Any modification or termination of Customer’s authorization and designation of the Consultant or the Consultant’s authorized personnel must be communicated to AT&T by an authorized Customer representative via written or electronic notice.  The parties agree that the confidentiality obligations undertaken herein shall survive and continue after any termination of this Agreement.

To ensure compliance with section 779.4(f) of the U.S. Export Administration regulations, 15 C.F.R. 779.4(f), each party is to hereby assure the other party that it does not intend to transmit, directly or indirectly, Confidential Information to any country or person in violation of the Export Administration regulations issued by the United States Department of Commerce. This provision exceeds all terms of the agreement.

The law of the State of New York shall govern the agreement described in this LOA/NOA.

This LOA/NOA constitutes the entire understanding of the parties, which includes all prior discussions between the parties.

This LOA/NDA is not intended to and does not modify any agreement between AT&T and Customer.

AT&T may assign this LOA/NDA in whole or in relevant part to an AT&T affiliate without notice to Customer.  AT&T shall provide notice to Customer of assignment of this LOA/NDA to an AT&T affiliate within thirty (30) business days.

The parties have executed and agreed to be bound by this LOA/NDA by the signatures of their representatives below.  Each party represents and warrants that the person executing this LOA/NDA on its behalf is fully authorized to do so.

226841/00600/DOCS/3611250.1

CONSULTANT:	CUSTOMER:

Silver Spring Networks, Inc.	Progress Energy Service Company, LLC

555 Broadway Street, Redwood City, CA 94063	100 East Davie Street – TPP 10

_____________________________________	____________________________________
(Consultant Business Address) Steve Ingram	(Customer Business Address) ***, Lead Sourcing Specialist

_____________________________________	_____________________________________
(Consultant Contact Name)	(Customer Contact Name and Title)

***	***
_____________________________________	_____________________________________
(Consultant Contact Number)	(Customer Contact Number)
***
***
_____________________________________
(Consultant Contact E-mail Address)	_____________________________________
(Customer Contact E-mail Address)
/s/Steve Ingram
(Consultant Contact Signature)	__/s/***_______________________________
(Customer Contact Signature)
___2/3/2012___________________________
(Date)	______2/01/2012_________________________
(Date)

AT&T Corp.

_/s/***______________________________
(AT&T Contact Signature)

___***_______________________________	Approved by Legal:
(Typed or Printed Name)	/s/ ***

__Contract Specialist- Customer Contracts__
(Title)

__02/07/2012____________________________
(Date)

326841/00600/DOCS/3611250.1

SILVER SPRING NETWORKS, INC.

Attention: ***

AUTHORIZATION TO PROCEED NO. 580222
AMENDMENT NO. 01
EFFECTIVE OCTOBER 3, 2011

This Amendment is governed by the terms and conditions of the above-referenced Authorization to Proceed. By this Amendment, Progress Energy Service Company, LLC, not in its individual capacity, but solely as agent for Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a, Progress Energy Florida, Inc., (each of which in its individual capacity is hereinafter referred to as “  Owner”  ) and Silver Spring Networks, Inc., (hereinafter “  Contractor”  ) agree to change the terms of the above referenced Authorization to Proceed as follows:

This Amendment hereby replaces Attachment A, Scope of Work, Section V.B. Residential Premise Penetration - Proof or Concept:

B. ***- Proof of Concept

1.*** Proof of Concept: Contractor shall, in collaboration with the Owner, perform field testing verification and validation for the ***. Network penetration testing will include Contractor’s proprietary *** from the *** to their *** under the following guidelines:

a.Testing will be conducted at up to *** different physical residential premise addresses in each service territory of various means of construction and as mutually agreed upon by both parties.

b.Testing will include *** to *** located at the *** of the *** ***.

c.Testing will include *** from an *** at ***.

d.Other reasonable field verification and validation testing detail as mutually agreed.

2.*** Proof of Concept: Contractor shall, in collaboration with the Owner, perform *** testing in the ***.

a.Conduct ***

b.Determine ***

c.Determine *** etc.

d.Validate the ***

3.For both Proof of Concept tests, Contractor shall provide a field test report for the Proof of Concept including, but not limited to the following:

a.***

b.***

c.***

d.***

e.***

f.***

4.Owner will provide, where practical, lessons learned from the *** concluded in ***.

5.This Proof of Concept and associated report shall be completed prior to ***.

Invoices for Work performed under this Authorization to Proceed should be sent to *** at Progress Energy Florida, Inc., Mailcode (***), 299 First Ave North, St. Petersburg, FL 33701. Each invoice must contain the ATP number.

All other terms in this Authorization to Proceed or other Amendments remain unchanged.

1

This Amendment shall become effective only after receipt and execution by an authorized representative of Owner.

2

Indicate your Social Security Number OR your Federal Tax Identification Number (FTIN). This number shall correspond with the Contractor name indicated below and shall be the same Federal Tax Identification Number under which you report income.  COMPLETE ONLY ONE  .

Federal Tax ID # 43-1966972Social Security #

The Internal Revenue Service (IRS) requires us to obtain certain information from you to meet IRS Form 1099 reporting and filing requirements.

Under penalties of perjury, I (named contractor) certify with the Contractor’s signature below that:

•The number shown on this form is the named Contractor’s correct FTIN, and

•I am not subject to backup withholding because:

oI am exempt from backup withholding, or

oI have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or

o  The IRS notified me that 1 am no longer subject to backup withholding, and

•I am a U.S. citizen or other U.S. person

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

The parties execute this Contract by their signature or the signature of their authorized agents.

By signing below, the person executing this Contract for the Contractor warrants and represents that he or she is fully authorized to sign this Contract on behalf of the Contractor, and that by virtue of his or her signature, the Contractor is fully bound by the terms and conditions of this Contract. Upon request of Owner, Contractor agrees to supply evidence satisfactory to Owner that the person signing this Contract on behalf of the Contractor is authorized to execute this Contract. The parties execute this Contract by their signature or the signature of their authorized agents.

SILVER SPRING NETWORKS, INC.PROGRESS ENERGY SERVICE COMPANY, LLC, not in its individual capacity, but solely as agent for CAROLINA POWER & LIGHT COMPANY d PROGRESS ENERGY CAROLINAS, INC. and FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC,

BY: /s/ Steve IngramBY: /s/***

NAME: (printed):Steve IngramNAME: ***

TITLE: Vice President, Smart Grid ServicesTITLE: Lead Contract Analyst

DATE: 8 Nov 2011DATE: 10th Nov 2011

Contractor named above is appointed as the person to whom all official correspondence to Contractor concerning this Contract should be directed.

Approved by Legal:
/s/ ***

3

AUTHORIZATION TO PROCEED

AUTHORIZATION # 58022

This Authorization To Proceed (“  Authorization”  ) is made and entered into as of this 1st day of September, 2011 (the “  Effective Date”  ) by and between Progress Energy Service Company, LLC whose address is 410 South Wilmington Street, Raleigh, NC 27601, not in its individual capacity, but solely as agent for Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. (each of which in its individual capacity is hereinafter referred to as “  Owner”  ), and Silver Spring Networks, Inc., a Delaware corporation, with its principal office located at 555 Broadway Street, Redwood City, CA 94063 (hereinafter “  Contractor”  ).  Both Owner and Contractor may individually be referred to herein as a “Party”  or collectively as the “Parties.”

1.

Purpose.  The purpose of this Authorization is to set forth certain understandings and commitments between Owner and Contractor with respect to Contractor providing services, and access to certain products, to Owner for the Next Generation *** Advanced Metering Infrastructure Neighborhood Area Network initiative (“  Project”  ).

2.

Commencement of Work.  Due to the Project’s accelerated schedule, (i) Contractor will proceed (per the express terms of this Authorization) with providing the services and training set forth in Attachment A (“Work”), in accordance with the terms of this Authorization (excluding Attachment F), and (ii) Contractor shall make available to Owner the products described in Attachment F (“  Products”  ) in accordance with the terms of this Authorization (excluding Attachment A, B, D, and E).  All Work and Products must be delivered on or before October 31, 2011, unless otherwise expressly provided in this Authorization.

3.

Term.  Unless earlier terminated pursuant to Section 7 below, the term of this Authorization  (“Term”) shall commence on the Effective Date and end on the earlier of either of the following dates (“the Completion Date”):    (i) November 30, 2011; or (ii) the date on which the Parties execute a master contract for the deployment of an Advanced Metering Infrastructure/Neighborhood Area Network solution (“Master Contract”), unless the Parties agree to extend the Completion Date by mutual written agreement.  Time is of the essence.

4.

Rates.  Contractor will be compensated for the Work and Products described in Attachment A and Attachment F in accordance with the Rate Schedule set forth in Attachment C.  Contractor’s compensation will include any approved costs.  Contractor may bill monthly and all travel and living cost must be billed at cost.  Contractor shall provide receipts for all travel and living expenses.

5.Payment.  Payment of undisputed fees and costs incurred shall be made by Owner to Contractor on a monthly basis within thirty (30) days from the receipt of Contractor’s invoice(s).

6.Limitation of Expenditures.  In performing Work under this Authorization, Contractor’s total fees earned and costs incurred shall not exceed the sum of ***. For the avoidance of doubt and notwithstanding anything herein to the contrary, the total funding authorized under this Authorization shall not *** and may only be adjusted by Owner as necessary by written amendment to this Authorization.  Under no circumstances shall Contractor be obligated to perform Work or provide Products that will exceed the funding levels established by Owner under the terms of this Authorization, as amended.

7.Termination.  This Authorization will terminate upon the earliest of the following events: (i) Either Party terminates this Authorization for their convenience at any time prior to the Completion Date following at least ten (10) days written notice to the other Party; (ii) Either Party terminates this Authorization for cause upon ten (10) days written notice as a result of a material breach by the other Party (and such breach is not cured within the 10 day period); or (iii) the Completion Date of the Work is reached. In the event that ***,  *** shall *** but only ***. In the event that this Authorization terminates and the Parties are unable to execute a Master Contract, Owner shall immediately cease use of the Products or any Work, and shall return to Contractor all copies of any Products or Work, or any related documentation, or destroy the same and certify within fourteen (14) business days of the termination of this Authorization, the destruction of the same.

4

8.Ownership Rights.

(a)Any and all Contractor intellectual property rights that Contractor may disclose to Owner or incorporate in the Work or Products will remain the sole and exclusive property of Contractor or any third party owner if applicable.

(b)Any and all Owner intellectual property rights that Owner may disclose to Contractor or use in connection with the Work, and any derivative thereto, will remain the sole and exclusive property of Owner or any third party owner if applicable.

9.LIMITATION OF LIABILITY.  With respect to the Work, ***, and *** this Work *** (including, ***) even if ***. With respect to the Work, except for *** (except with respect to *** with the Work), under no circumstances shall ***, regardless of ***.  This Limitation of Liability shall ***.  The Limitation of Liability set forth in ***. For avoidance of any doubt, ***.

10.Confidentiality.  Owner and Contractor are parties to that certain Confidentiality Agreement executed November 9, 2010 (the “  Confidentiality Agreement”  ), and agree that it is incorporated into this Authorization.

11.Other Attachments.  Except as otherwise expressly provided herein, all Attachments referenced in this Authorization are deemed incorporated by reference into this Authorization and are made hereof.

12.Conflicts.  In the event of any conflict between Attachments B, I and the terms and conditions in the body of this Authorization, the order of interpretation shall be:  Attachment I (Government Flow-Downs), the terms and conditions in the body of this Authorization; and Attachment B (Additional Terms and Conditions) for Work and Attachment F (Evaluation Agreement) for Products, as applicable.

13.Non-Binding.  Except for Owner’s payment obligations to Contractor for undisputed costs incurred and fees earned, and notwithstanding anything else in this Authorization to the contrary, this Authorization does not and shall not create or impose any binding legal rights or obligations on or on behalf of any of the Parties. The Parties agree that this Authorization does not represent any commitment by either Party to the other Party to commit to or engage in any future business dealings, contractual relationship(s) or any further Project commitment whatsoever.  Execution of this Authorization does not bind either Party to execute any future contract, agreement or the like with the other Party concerning the Project or any other business dealings or transaction.

14.Assignment.  Neither the rights nor the obligations arising under this Authorization are assignable or transferable by either Party, and any such attempted assignment or transfer shall be void and without effect. Notwithstanding the above, either Party shall be permitted to assign this Authorization, and the rights and obligations hereunder, without the other Party’s consent, in the event of a change of control, merger or acquisition, or a sale of all or substantially all of the assets of such Party.

15.Governing Law.  This Authorization shall be governed and construed in accordance with the laws of the State of North Carolina, except that North Carolina conflict-of-laws provisions shall not be invoked in order to apply the laws of any other state or jurisdiction.  The United Nations Convention on Contracts for the International Sale of Goods and the Uniform Computer Information Transactions Act (UCITA) shall not apply to this Authorization.  Contractor and Owner agree to relinquish and waive their rights to a trial by jury in any action brought in connection with this Authorization.

16.Notices.  All notices, requests and other communications under this Authorization must be in writing, and must be mailed by registered or certified mail, postage prepaid and return receipt requested, or delivered by hand to the party to whom such notice is required or permitted to be given. If mailed, any such notice will be considered to have been given five (5) business days after it was mailed, as evidenced by the postmark.  If delivered by hand, any such notice will be considered to have been given when received by the Party to whom notice is given, as evidenced by written and dated receipt of the receiving party.  The mailing addresses for notices

5

are shown on the first page of this Authorization. Notices to Contractor shall be addressed to the attention of the “General Counsel.”

17.Miscellaneous.  This Authorization, together with material incorporated herein by express reference, sets forth the entire and only agreement between the Parties concerning the subject matter hereof and supersedes any and all prior agreements or prior communications between the parties. No provision of this Authorization can be modified except in a writing signed by an authorized representative of Owner and Contractor. The failure of either Party in any one or more instances to insist upon performance of any of the terms or conditions of this Authorization, or to exercise any right or privilege contained in this Authorization, or the waiver of any breach of the terms or conditions of this Authorization, shall not be construed as thereafter waiving any such terms, conditions, rights or privileges, and the same shall continue and remain in full force and effect as if no waiver had occurred. If any provision in this Authorization, or the application thereof, is declared or held to be invalid or unenforceable, then such declaration or holding shall be limited to its most narrow application and shall not affect the remaining provisions of this Authorization, all of which hall remain in full force and effect.

[Signature Page Immediately follows]

6

IN WITNESS WHEREOF, the Parties have caused this Authorization to be duly executed by its authorized representatives as of the day and year first above written.

PROGRESS ENERGY SERVICESILVER SPRING NETWORKS, INC.
COMPANY,LLC not in its individual

Capacity, but solely as agent for

CAROLINA POWER & LIGHT

COMPANY d/b/a PROGRESS ENERGY

CAROLINAS, INC. AND FLORIDA

POWER CORPORATION D/B/A/

PROGRESS ENERGY FLORIDA, INC.

By:/s/***By:/s/ Eric P. Dresselhuys

Name: [Illegible]Name:Eric P. Dresselhuys

Title:Vice PresidentTitle:EVP

7

SilverSpring	INTERFACE SPECIFICATION LICENSE AGREEMENT

This Interface Specification License Agreement (this “  Agreement”  ) is made and entered into as of the Effective Date by and between Silver Spring Networks, Inc., a Delaware corporation, with offices at 555 Broadway Street, Redwood City, CA 94063 (“  Silver Spring”  ) and Progress Energy Service Company, LLC, whose address is 410 South Wilmington Street, Raleigh, NC 27601, not in its individual capacity, but solely as agent for Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (each of which in its individual capacity is hereinafter referred to as “  Progress”   or “  you”  ).

The Effective Date of this Agreement is the last date on which a party to this Agreement signs this Agreement .

1.Definitions.  In addition to the terms defined in the body of this Agreement, the following terms have the following meanings:

“Confidential Information”  means all confidential and proprietary information of Silver Spring or any third party, disclosed by Silver Spring to Progress hereunder, which, in the case of information disclosed orally, is identified at the time of disclosure as confidential, or in the case of information disclosed in writing, is labeled as confidential in writing at the time of disclosure.

“Generic Switch Interface”   means the application programming interface used by software programmers  to enable the creation of LCS Applications.  The Generic Switch Interface includes related descriptive documentation.

“Generic Switch Interface Specification”   means the technical specifications document for the LCS Interface.

“Intellectual Property”   means know how, methods, processes, techniques, proprietary information, specifications, protocols, schematics, diagrams, inventions (whether or not patentable), apparatuses, hardware, tools, devices, formulae, algorithms, software, software code (in any form including source code or executable code), user interfaces, and other forms of technology.

“Intellectual Property Rights”   means all rights of the following types, which may exist or be created under the laws of any jurisdiction in the world: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, and mask work rights; (b) trade secret rights; (c) patent and industrial property rights; (d) other proprietary rights in Intellectual Property of every kind and nature; and (e) rights in or relating to registrations, renewals, extensions, combinations, divisions, and reissues of, and applications for, any of the rights referred to in clauses (a) through (d) of this sentence.

“LCS”  means a load control switch, a device which interfaces with the Silver Spring network interface card and is comprised of hardware and firmware.  The load control switch consist of a twoway communication module and a relay switch and is part of the “***”  system of a smart grid network.  The load control switch receives signals from the utility to turn off or reduce power usage of specific appliances during peak demand periods and also can send information to the utility regarding the status of the LCS device and events.

“LCS Application(s)”  means load control switch firmware, as developed or modified through the use of the Generic Switch Interface, to enable interoperability between the Silver Spring Smart Grid Platform and the LCS.

1

“Silver Spring Smart Grid Platform”   means the Silver Spring hardware, software and firmware supplied by Silver Spring that provide two-way, real-time networking for electric, gas and water utilities.

2.Agreement Overview and Purpose.  Under this Agreement, Silver Spring provides Progress with the Generic Switch Interface Specification and Progress provides Feedback to Silver Spring regarding the usefulness of the Generic Switch Interface Specification.  The Generic Switch Interface Specification provides guidance to software programmers building Generic Switch Interfaces.  The Generic Switch Interface assists software programmers in developing and modifying LCS Applications for compatibility and interoperability with the Silver Spring Smart Grid Platform.

3.License; Feedback.

3.1License Grant.  Silver Spring hereby grants Progress a royalty-free, non-exclusive, license during the term of this Agreement to use the Generic Switch Interface Specification for the purpose of (a) reviewing it for usefulness and completeness and (b) providing Feedback.  Progress may make a reasonable number of copies of the Generic Switch Interface.

3.2Feedback.  Progress may identify problems, solutions to identified problems, or suggest improvements or other changes with respect to the Silver Spring Smart Grid Platform (“Feedback”).  Progress hereby grants to Silver Spring a royalty-free, sub-licensable, non-exclusive, world-wide, perpetual license to use the Feedback to develop, manufacture, make, have made, reproduce, have reproduced, modify, use, export/import, offer to sell and sell Silver Spring products and services and to grant others the right to do so.  ***.

4.Ownership; Restrictions.

As between the Parties, ***.  Nothing in this Agreement ***, other than ***.  *** in this Agreement.  *** shall not: (a) ***; (b) ***; (c) ***; or (d) ***.

5.Term and Termination.

5.1Term.  This Agreement shall become effective as of the Effective Date and shall continue for one (1) year unless terminated earlier as provided herein.

5.2Termination for Cause.  Either Party may terminate this Agreement in whole or in part: (a) immediately by written notice if the other Party fails to cure any other material breach of this Agreement within thirty (30) days after receiving notice of such breach; or (b) at any time if the other Party becomes insolvent, makes a general assignment for the benefit of creditors, or suffers or permits the appointment of a receiver for its business or assets which is not removed within sixty (60) days, or otherwise ceases to conduct business in the normal course.

5.3 Effect of Termination.  Upon termination of this Agreement: (a) all licenses granted herein shall terminate and (b) each Party shall return or destroy (and certify such destruction in writing) all Confidential Information of the other Party which it received in connection with this Agreement that is in its possession, care or control.

6.Confidentiality.

6.1A party receiving information (“  Receiving Party”  ) shall not disclose, publish, or disseminate the Confidential Information (as defined below in clause 6.2) of the party providing that information (“  Disclosing Party”  ) to anyone other than those of such Receiving Party’s employees, agents and consultants with a need to know, and who are bound by a written agreement, enforceable by Disclosing Party, to protect the confidentiality of such Confidential Information, or to any individual as may be required by legal process.  Each party agrees to take reasonable precautions, but in no event less than due care, to prevent any unauthorized use, disclosure, publication, or dissemination of the other party’s Confidential Information.  Each party agrees to accept the other party’s Confidential Information for the sole purpose of carrying out such Receiving Party’s authorize activities under this Agreement.  Each party agrees not to use the Confidential Information of the other party for its own or any third party’s benefit without the prior written approval of an authorized representative of the Disclosing Party in each instance.  In the event a Receiving Party is required to disclose Disclosing Party’s Confidential Information by an

2

order of a court or governmental agency or pursuant to an applicable law, the Receiving Party shall first give written notice to the Disclosing Party to allow the Disclosing Party to make a reasonable effort to obtain a protective order or other treatment of the Confidential Information most appropriate to the protection of its confidential nature.

6.2“Confidential Information”  means confidential and proprietary information of either party that is disclosed to the other party which, in the case of written information, is marked “confidential”  or “proprietary”  and which, in the case of information disclosed orally, is identified at the time of the disclosure as confidential and proprietary.  Confidential Information shall not include information that: (i) is now or subsequently becomes generally available to the public through no fault or breach of the Receiving Party; (ii) the Receiving Party can demonstrate by its written records to have had rightfully in its possession prior to disclosure by the Disclosing Party; (iii) is independently developed by the Receiving Party without the use of any Confidential Information, as evidenced by its written records; or (iv) the Receiving Party rightfully obtains from a third party who has the right to transfer or disclose it.

7.Limitation of Liability and Disclaimer of Damages.

7.1Dollar Limit on Most Liabilities.  Except for ***, under no circumstances shall either party’s liability to the other party arising out of or related to this Agreement, ***, regardless of whether any action or claim is based on contract, warranty, indemnity, negligence, strict liability or other tort or otherwise.

7.2Disclaimer of Certain Damages.  Except for ***, neither party will be liable to the other party or to any third party for any *** (including, but not limited to, damages for ***, goodwill, profits, investments, ***) even if such party has been advised of the possibility of such damages.

8.Disclaimer of Warranty.  THE ***.  EACH PARTY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

9.General.    Amendment.  This Agreement may be amended or supplemented only by a writing that refers explicitly to this Agreement and that is signed by both parties.  Relationship of Parties.  The parties to this Agreement are independent contractors.  Neither party will have, and will not represent that it has, any power, right or authority to bind the other party.  Assignment.  Neither party will indirectly or directly transfer or assign this Agreement without the prior written consent of the other party.  Notwithstanding the foregoing, either party may assign this Agreement, without the prior written consent of the non-assigning party, to another party in connection with a merger, acquisition or sale of substantially all of the party’s assets or stock.  Compliance With Laws.  Each party shall be responsible for its own compliance with laws, regulations and other legal requirements applicable to the conduct of its business and this Agreement, and agrees to comply with all such laws, regulations and other legal requirements.  Notices.  All other notices, consents, and approvals under this Agreement must be delivered in writing to the other party at the respective address listed on the last page of this Agreement and will be effective upon receipt.  Either party may change its address by giving written notice of the new address to the other party.  Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which will be taken together and deemed to be one instrument.  Governing Law.  This Agreement shall be governed by the laws of the State of New York, U.S.A. (irrespective of its choice of law principles).

AGREED:

Progress Energy Service Company, LLC, as agent for Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc.:	SILVER SPRING NETWORKS, INC.

Signature: /s/ ***	Signature: /s/ Anil Gadre
Name: ***	Name: Anil Gadre

3

Title: Mgr Strategic Technology	Title: Executive Vice President, Product Management
Date: 6/27/2012	Date: 6/27/2012

4

Progress Energy Service Company, LLC— Confidential

MASTER CONTRACT

No. 595382

BETWEEN

PROGRESS ENERGY SERVICE COMPANY, LLC

AS AGENT FOR PROGRESS ENERGY CAROLINAS, INC.

AND PROGRESS ENERGY FLORIDA, INC.

AND

SILVER SPRING NETWORKS, INC.

FOR DESIGN, PROCUREMENT AND INSTALLATION OF

ENERGY WISE PROJECT

NEXT GENERATION ***

ADVANCED METERING INFRASTRUCTURE

&

NEIGHBORHOOD AREA NETWORK INFRASTRUCTURE

SECTIONDESCRIPTION

SECTION 1.CONSTRUCTION OF PREAMBLE AND CONTRACT DOCUMENTS

SECTION 2.DESCRIPTION/STATEMENT OF WORK

SECTION 3.DEFINITIONS

SECTION 4.PURCHASE ORDERS AND WORK AUTHORIZATIONS; SCHEDULE OF WORK

SECTION 5.PROJECT CONTROLS & REPORTS

SECTION 6.SECURITY

SECTION 7.QUALITY ASSURANCE/QUALITY CONTROL

SECTION 8.WORK AUTHORIZATIONS

SECTION 9.COMMENCEMENT OF WORK

SECTION 10.DESIGNATED REPRESENTATIVE; PROJECT MANAGER

SECTION 11.COMPENSATION

SECTION 12.CHANGES IN WORK

SECTION 13.FINANCIAL AUDITS

SECTION 14.INSPECTION AND ACCEPTANCE OF SERVICES AND EQUIPMENT

SECTION 15.WARRANTY

SECTION 16.PERSONAL INJURY AND PROPERTY DAMAGE INDEMNIFICATION

SECTION 17.INSURANCE

SECTION 18.SMART GRID INVESTMENT GRANT SUPPLEMENTAL TERMS / CERTIFICATION REGARDING DEBARMENT

SECTION 19. LIQUIDATED DAMAGES

SECTION 20.SHIPMENT, DELIVERY, TITLE AND RISK OF LOSS

SECTION 21.RESPONSIBILITY FOR WORK AND CLEANUP

SECTION 22.TERMINATION AND SUSPENSION

SECTION 23.PATENTS, COPYRIGHTS AND OTHER INTELLECTUAL PROPERTY

SECTION 24.STATUS OF CONTRACTOR

SECTION 25.ASSIGNMENT

SECTION 26.SUBCONTRACTS

SECTION 27.TOOLS, MATERIALS AND EQUIPMENT

SECTION 28.FURNISHED BY OWNER

SECTION 29. NOT USED

SECTION 30. CONTRACTOR PERSONNEL MATTERS

SECTION 31.FITNESS-FOR-DUTY POLICY

SECTION 32.LAWS AND PROJECT RULES

SECTION 33.CONFIDENTIALITY; USE OF INFORMATION

SECTION 34.PUBLIC COMMUNICATION

SECTION 35.BACKGROUND INVESTIGATION AND DRUG SCREENING

SECTION 36.WORKPLACE VIOLENCE PREVENTION

SECTION 37.DELAYS

SECTION 38.PERFORMANCE GUARANTEES AND SERVICE LEVELS

SECTION 39.SECTOR ACCEPTANCE AND FINAL ACCEPTANCE

SECTION 40DISPUTE RESOLUTION

SECTION 41.WAIVER OF JURY TRIAL

SECTION 42.NOTICES

SECTION 43. NONWAIVER

SECTION 44.MERGER

SECTION 45-GOVERNING LAW

SECTION 46,SEVERABILITY

SECTION 47.NOT USED

SECTION 48. WORK AT OR ASSOCIATED WITH CRITICAL CYBER ASSETS

SECTION 49.LIMITATION OF LIABILITY

SECTION 50.SOLUTION SERVICES

SECTION 51.PRODUCT CHANGES, FORCE MAJEURE, THIRD PARTY PRODUCTS

SECTION 52.ACKNOWLEDGEMENT

SECTION 53.DIVESTURE AND ACQUISITION

SECTION 54.SURVIVING CLAUSES

SECTION 55.COUNTERPARTS

SECTION 56.ENTIRE AGREEMENT

SECTION 57.EXECUTION

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EXHIBITS

Exhibit AStatement of Work

Exhibit BSoftware License and Services Agreement

Exhibit CSchedule and Milestone Dates

Exhibit DProject Controls Requirements

         Attachment 1Report Matrix

Exhibit FRate Schedule

Exhibit FSmart Grid Investment Grant Supplemental Terms

Exhibit GForm of ***

Exhibit HNorth Carolina and South Carolina Use Tax Affidavits and Direct Pay Permits

Exhibit ICode of Ethics Acknowledgment Form

Exhibit JCode of Ethics Compliance Plan

Exhibit KBackground Investigation andScreen Compliance Plan

Exhibit LOrder Process, Change Order Form, and Rates

          Attachment 1Change Order Form

          Attachment 2Change Order Breakdown Form and Additional Labor Rates

Exhibit MSample Invoice

Exhibit NSupplier Diversity & Business Development Subcontracting Report

Exhibit OEnvironmental Plan

Exhibit PDebarment, Suspension, Ineligibility and Voluntary Exclusion Lower Tier Covered Transactions

Exhibit QNot Used

Exhibit RQuality Assurance/Quality Control Plan.

Exhibit SNot Used

Exhibit TWork Authorization Form

Exhibit UContractor’s Product List

Exhibit VRMA Policy (Integrated Meter)

Exhibit WRMA Policy (Networking Equipment)

Exhibit XDavis Bacon Act

Exhibit YDefinitions

Exhibit ZContractor Key Personnel

CONTRACT NO. 595382

This Master Design, Procure and Install Contract (hereinafter the “Master Contract” or “Contract”) is made and entered into as of this 8th day of December, 2011 (the “Effective Date”) by and between PROGRESS ENERGY SERVICE COMPANY, LLC whose address is 410 South Wilmington Street, Raleigh, NC 27601, not in its individual capacity. but solely as agent for progress ENERGY CAROLINAS, INC. AND PROGRESS ENERGY FLORIDA (each of which in its individual capacity is hereinafter referred to as “Owner” or “Licensee”) and SILVER SPRING NETWORKS, INC., a Delaware corporation with its principal office located at 555 Broadway Street, Redwood City, CA 94063 (hereinafter “Contractor” or ‘Licensor”).  Both Owner and Contractor may individually he referred to herein as a “Party” or collectively as the “Parties.”

WHEREAS, each of the companies defined above as “Owner” is acting individually, and shall have no liability to Contractor unless and until it issues a Work Authorization to Contractor in accordance with the provisions of Section 8 of this Contract;

WHEREAS, each Work Authorization is to be considered as a separate contractual commitment by each Owner, each of which is a separate legal entity, and only the Owner that issues and signs each Work Authorization shall have liability in accordance with the Work to be performed as described herein;

WHEREAS, each Owner shall not have any liability for any Work Authorization issued and signed by the other Owner;

WHEREAS, this Contract is based on the following understandings (“Preamble”):

1.Contractor and Owner desire to enter into this Contract for the purpose of setting forth the general terms under which Contractor will perform Work as may be let to Contractor by Owner from time to time;

2.It is understood and agreed by the Parties that a fundamental and core intended purpose of this Contract is for Owner to acquire and deploy a fully functioning radio frequency mesh (“RF Mesh”), neighborhood area network (“NAN”) technology, an Advanced Metering Infrastructure (“AMI System”) with digital electric Meters incorporating two-way communication capability to support i) *** for Owner’s Project as further defined in Exhibit A Statement of Work; and Contractor represents itself a qualified and equipped to design, engineer, procure, implement and install the Work ( (which shall include Project Management) so that all Project requirements and purposes are met; and

3.Owner requires and (Contractor represents and warrants) that the Work shall be performed in a manner that delivers automated metering and operation of Direct Load Control switches in accordance with all Contract Documents.

4.It is understood and agreed by the Parties that within the full scope of the Project, the Owner has chosen a NAN with AMI System mesh technology to provide direct communications for control of new Direct Load Control switches within the Owner’s Florida Service Territory.  Additionally, the Direct Load Control switch control messaging will be generated from a vendor purchased Load Management System (LMS), yet to be selected, and this LMS system must *** and *** utilizing Contractor’s ***. As it is intended that the NAN, Direct Load Control switches, LMS, and AMI System are to be integrated to *** the *** and *** of the overall Project, it is expected that the Contractor for this Contract will, *** of the Project.

WHEREAS, Owner desires Contractor to design, engineer, procure, and install (including Project Management) Owner’s Project;

WHEREAS, Contractor has represented that it is fully qualified and licensed to provide all the requisite engineering, Equipment, tools, services and properly trained personnel to perform the work for Owner’s Project;

WHEREAS, Contractor desires to perform and Owner desires to have Contractor perform the Work for Owner based upon the terms and conditions set forth in the Contract Documents and in each Work Authorization; and

WHEREAS, Contractor, under separate but interconnected terms and conditions attached hereto as Exhibit B (“Software License and Services Agreement” or “License Agreement” and fully incorporated into this Contract by reference, will be supplying Software, Services, licenses and other work as part of the Work for the Project.

NOW THEREFORE, the forgoing recitals are true and correct and are hereby incorporated as if fully set forth hereinafter, and in consideration of the Work to be done by Contractor, the payments to be made by Owner, and other good and valuable consideration set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that Contractor shall design, engineer, procure, furnish, perform, install and deliver to Owner the Work in accordance with the terms of this Contract Documents.

SECTION I. CONSTRUCTION OF PREAMBLE AND CONTRACT DOCUMENTS

A.It is understood and agreed that the afore-designated Preamble is intended to aid in a general introduction to the Contract. It is not intended to alter the plain meaning of the Contract or to expand the scope of the Parties’ express obligations under it. However, to the extent the terms and conditions of the Contract do not address a particular circumstance or are otherwise unclear or ambiguous, such terms and conditions are to be interpreted and construed so as to give full effect to the provisions of the Preamble.

B.The Contract Documents consist of the following and are made a part hereof: the Contract and all its Exhibits, and all Work Authorizations, Contract Amendments and Change Orders executed by the Parties after execution of the Contract.

C.The Contract Documents are complementary and what is required by any one shall be binding as if required by all. Any Work exhibited in one part and not in another shall execute as if it had been set forth in all documents.  If the Contract Documents do not specifically allow Contractor a choice as to quality or cost to be furnished, but could not be interpreted to permit such choice, subject to the prior written approval by the Owner, the Contract Documents shall be construed to require Contractor to furnish high quality.

D.Where conflict exists within or between the Contract Documents, the following order of precedence shall be used:(i) applicable terms of Exhibit F, “Smart Grid Investment Grant Supplemental Term”; (ii)(a) any Change Order to a Work Authorization, and thereafter (b) the applicable Work Authorization; (iii) (a) any Contract Amendment, and thereafter (b) the Contract and its Exhibits (except for Exhibit F).

E.All Owner Supplied Documents furnished by Owner to Contractor shall not be reused on other work or projects by Contractor. ***, all Owner Supplied Documents are to be returned to Owner immediately upon completion of the Work.

SECTION 2. DESCRIPTION/STATEMENT OF WORK

A.Contractor hereby represents that it is qualified and equipped to undertake the Work as required herein. The specific Work to be performed is further defined and specified in “Work Authorizations,” as described in Section 8, to be executed by the parties during the term of the Contract.

Contractor’s Statement of Work shall include Contractor performing design, engineering, procurement and installation services for Owner’s Project. Contractor shall  perform the Work in strict accordance with Prudent Engineering Practices and Prudent Industry Practices that are highly efficient and meet the requirements as specified in the Work Authorization(s).

B.The general overview of the Statement Of Work hereunder is further described in Exhibit A. Contractor shall perform and manage all aspects of the Work.  In doing so, Contractor shall furnish all required management and design staff, labor, tools, Equipment, Services, material, parts, transportation, and supervision

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necessary, except as specifically steed under Section 28, Furnished By Owner, necessary to perform in a workmanlike manner and to the satisfaction of Owner any Work; except as expressly provided otherwise in the applicable Work Authorization.

C.Contractor shall organize and staff all Work so as to complete it in a timely manner for the Contract Price.  Time is of the essence with respect to the Work to be performed by Contractor pursuant to this Contract.

D.Contractor shall complete the Work in accordance with the Contract Documents. The Work shall include any work, materials and Equipment, and Services specifically mentioned in any Work Authorization(s), as well as that which can be reasonably inferred from the Contract Documents, including any Work Authorization(s), as being required for the proper execution of the Work, as if such work, materials and Equipment, and Services were expressly mentioned therein. Contractor represents and warrants that it, in concert with its Subcontractors, is and will be at all times fully qualified and capable of performing every phase of the Work in accordance with the terms of the Contract Documents.

Contractor represents and warrants that it has knowledge of all of the Legal Requirements (including those enacted, but not yet in force).  Prudent Engineering Practices and Prudent Industry Practices that must be followed in performing the Work, and that the Work will be in conformity with such Legal Requirements, Prudent Engineering Practices, and Prudent Industry Practices.  Contractor further warrants and represents that the Work can performed in conformance with the Contract Documents forContract Price and that Contractor can achieve Sector Acceptance and Final Acceptance by the scheduled Sector Acceptance and Final Acceptance dates in accordance with the terms of the Content Documents.

E.Contractor shall provide all materials and Equipment and perform all Work and Services required for the design, engineering, procurement warehousing, installation and commissioning of the Work in accordance with the Contract Documents and the Legal Requirements, including the procurement of the grant of all required or necessary licenses and permits for the provision of: i) engineering services; and ii) supply of: a) labor, materials and Equipment, b) spare Equipment, parts and accessories, c) installation Equipment, (d) installation utilities and supplies, e) temporary materials, f) structures and facilities, g) transportation (including unloading and hauling to, from and at each Jobsite), h) storing and i) training; all as specified in the Contract Documents (including all Work Authorization(s) but except for those supplies, work and services which will be provided or performed by Owner as set out in Section 28, Furnished by Owner, if any, or in other specific provisions of the Contract Documents).

F.Contractor shall be responsible for all labor relations matters relating to the execution of the Work and shall at all times use commercially reasonable efforts to maintain harmony among any organized labor or unionized bodies (if any) and other personnel employed in connection with the Work.  Contractor shall at all times use commercially reasonable efforts and judgment as an experience design professional and contractor to adopt and implement policies and practices designed to avoid work stoppages, slowdowns, disputes and strikes.

G.***. Contractor shall administer Owner’s obligations under the contracts between Owner and the service providers (the “OFE Contracts”), as required by Owner.   ***. As Owner’s agent, Contractor’s responsibilities for OFE Contracts shall include, but not be limited to: enforcement of the OFE Contract specifications on Owner’s behalf, document submittal review, working with Owner to manage and coordinate resolution of technical issues subject to approval by Owner, assisting and coordinating resolution of commercial issues, quality assurance/quality control, constructability reviews, scheduling, expediting, shipping and logistics coordination, and management of any backcharges, rework, and repairs to an applicable service provider.  Owner shall negotiate, with Contractor’s support as necessary, all changes to OFE Contracts. As Owner’s agent, Contractor shall send to Owner’s Designated Representative contemporaneous copies of correspondence between Contractor and applicable service providers related to performance or delay issues and shall keep Owner timely informed of such issues. Contractor agrees to cooperate with Owner to expeditiously address such performance or delay issues.

H.Contractor’s employees and Contractor’s Subcontractors who perform Work at any property of Owner or any Jobsite of Owner shall comply with the Safety Plan attached hereto as Exhibit O.  Contractor shall advise its employees and Subcontractor’s employees of this safety Plan and shall be responsible for their compliance. Compliance with Owners safety procedures does not relieve Contractor from its responsibility to

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perform  Work in accordance with all applicable federal, state, and local laws, rules and regulations, which shall take precedence over Owner’s safety procedures in the event of any conflict. Contractor will notify Owner if it becomes aware of any conflict between Owner’s safety procedures and applicable law.

SECTION 3. DEFINITIONS

A.Unless otherwise clearly stated within this Contract, the words, phrases, and other expressions used in Contract Documents shall have meanings as set forth in Exhibit Y.

B. Whenever in the Contract Documents the words “as ordered,” “as directed,” “as required,” “as permitted,” “as allowed,” or words or phrases of like import are used unless otherwise particularly specified herein, it shall be understood that the order, direction, requirement, permission, or allowance of Owner is intended only to the extent of judging compliance with the terms of the Contract. None of the aforementioned terms shall imply that Owner has any authority or responsibility for supervision of the Contractor’s forces or installation operations, as such supervision and the sole responsibility therefore are strictly that of the Contractor.

C.Whenever in the Contract Documents the words “approved,” “reasonable,” “suitable,” “acceptable,” “proper ,” “satisfactory,” or words of like effect and import are used, unless otherwise particularly specified herein, it shall mean approved, reasonable, suitable, acceptable, proper or satisfactory in the judgment of the Owner to the extent of Owner judging compliance with the terms of the Contract.  None of the aforementioned terms shall imply that Owner has any authority or responsibility for supervision of the Contractor’s forces or installation operations, as such supervision and the sole responsibility therefore are strictly that of the Contractor

D.Whenever in the Contract Document  the expression “it is understood and agreed” or an expression of like import is used, such expression means the mutual understanding and agreement of the Parties executing the Contract.

SECTION 4.  PURCHASE ORDER AND WORK AUTHORIZATIONS; SCHEDULE OF WORK.

A.Contractor will provide Products and Services as described in a Work Authorization or Purchase Order.  In the event that Owner purchases Products or Services pursuant to a Purchase Order, except for part numbers,  product descriptions, quantities, bill-to and ship-to locations and requested delivery dates, this Contract will take precedence over any conflicting or additional terms and conditions in any Purchase Order, as to which notice of objection and rejection is hereby given.  Contractor’s commencement of providing Products or Services shall not be construed as acceptance of Owner’s other or additional terms.  Owner may not cancel or modify any Purchase Order after Contractor’s acceptance without Contractor’s prior express written consent.  Unless otherwise agreed by the Parties, the requested shipment date for Equipment must be no less than one hundred twenty-six (126) Days.  To enable Contractor to meet its component order lead times, Owner must provide Contractor with timely information about the configuration of the Equipment, the desired UIQ environment for network equipment, Owner’s agreement(s) with cellular carriers, receipt of modems and SIM cards, and the specifications for the Communications Modules.

B.Work performed under this Contract shall be in accordance with the provided in Exhibit C and the Work Authorizations which awards the Work.

CContractor recognizes that in the electric utility industry, it is frequently necessary for Work to be rescheduled. Therefore, in accepting Work under this Contract, Contractor recognizes that the Work may be rescheduled within a reasonable amount of time of the specified dates and agrees to comply with any reasonable rescheduling of Work, subject to Section 12 (Changes in Work).

D.***, if at any time Owner determines that Contractor’s methods, Equipment Services, or work force are inadequate for securing the rate of progress required, Owner may order Contractor (in writing) to increase its efficiency and adequacy, and Contractor shall (at Contractor’s sole cost) improve its methods, change or increase or supplement the work force and Equipment and/or perform the Work on an overtime or multiple shift basis to such an extent as to give Owner reasonable assurance of compliance with the Baseline Schedule and/or any Milestone

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Dates. When so directed by Owner, Contractor shall submit for approval a plan to secure the rate of progress required to Owner within five (5) days from Owner’s request, and Owner shall approve or reject such plan within 5 days of receipt.  Upon approval by Owner of the requested plan, Contractor shall perform in accordance with such approved changes.  If Contractor does not perform in accordance with the approved changes, Owner may proceed to terminate the Contract subject to the provisions of Section 22, Termination. The Failure of Owner to make this demand shall not relieve Contractor of its obligation to ensure the rate of progress required by the Contract.

E.If at any time the Baseline Schedule and/or any Milestone Dates are jeopardized by the Contractor’s temporary inability, neglect, or refusal to perform, in whole or any part or, the *** so that Owner is forced to perform (or have performed) such Services to maintain the Baseline Schedule and/or any Milestone Dates, Contractor agrees to authorize and pay Owner’s backcharges for those services performed (up to an amount not to exceed *** of the Contract Price that would have been payable by Owner to Contractor performed those Project Management Services or Field Network Deployment services), provided Owner has notified Contractor by telephone of FAX (to be followed up by written communication) at least ten (10) Business Days in advance of Owner’s commencement of such Services, during which time Contractor may elect to perform such delinquent Services to maintain or restore the Baseline Schedule and/or Milestone Dates.  Any unpaid backcharges shall be recoverable by Owner from monies withheld under the provisions of the Contract or from Contractor’s ***.  The exercise of this provision, which shall constitute an Excusable Delay, in lieu of Contract termination rests entirely and solely with Owner at its option.  The exercise of this provision shall not waive any of the rights of Owner no be deemed an election of remedy, and Owner specifically reserves the right to terminate this Contract pursuant to the provisions of Section 22, Termination.

SECTION 5. PROJECT CONTROLS & REPORTS

A.Contractor is required to provide Project Controls and Reports as detailed in Exhibit D. Project Controls Requirements.

B.Whenever requested by Owner, Contractor shall furnish within a reasonable period of time, in the manner directed and at no additional cost to Owner, written reports about the Work or any other matter pertaining to it.

C.Supplier Diversity & Business Development Subcontracting Report: On a quarterly basis and annually, Contractor shall furnish within a reasonable period of time, in accordance with Contractor’s standard reporting procedures, and ‘at no additional cost to Owner, written reports about the Contractor’s awards with small business concerns that are directly related to Work under this this Contract, (reference Exhibit N, Supplier Diversity Business Development Subcontracting Report).

SECTION 6. SECURITY

Contractor and Contractor’s employees who perform Work at any property of Owner or any Jobsite of Owner shall comply with the security practices and procedures prescribed by Owner.  Contractor shall advise its employees of these practices and procedures and shall be responsible for their compliance.  Owner shall make a copy of these practices and procedures available to Contractor.  Compliance with Owner’s security procedures does not relieve Contractor from the responsibility to perform Work in accordance with all applicable federal, state, and local laws, rules and regulations which shall ***.  Contractor will notify Owner if it becomes aware of any conflict between Owner’s security procedures and applicable law.

SECTION 7. QUALITY ASSURANCE/QUALITY CONTROL

Quality Control shall be performed with the Work Authorization(s) and shall comply with Contractor’s Quality Assurance / Quality Control Plan in Exhibit R.

SECTION 8. WORK AUTHORIZATIONS

When Owner elects to award Work under this Contract, Owner and Contractor will enter into a written

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Work Authorization, which shall include, among other things, terms specifying the following:

a)A full description of the Work

b)The location of the ‘Work.

c)The dates for starting and completing the Work, or the period of time during which the Work is to be performed.

d)A reference to or description of the pricing method governing amounts to be paid to Contractor, and any special conditions or limitations on such amounts.

e)Any quality control requirements, inspection requirements or testing requirements etc.

f)Payment Milestones associated with the Work.

When a written Work Authorization is offered by Owner to the Contractor, Contractor shall accept or reject the offer within *** from receipt unless some other time is specified in the Work Authorization. If the Contractor wishes to accept the Work Authorization, Contractor shall sign the Work Authorization and return it to Owner unchanged within *** from receipt, or otherwise as instructed in Work Authorization.

The form of the Work. Authorization is set forth in Exhibit T.

SECTION 9. COMMENCEMENT OF WORK

Contractor shall not commence the Work awarded under a written Work Authorization, and Owner will not be obligated to pay Contractor for Work commenced prior to Contractor’s having properly executed the Work Authorization and returned it to Owner.

Except as necessary to comply with the specific pre-conditions set out below, Contractor shall not commence the Work awarded under any Work Authorization, oral or written, and Owner will not be obligated to pay Contractor for Work commenced prior to:

(a)Contractor satisfying the insurance requirements and providing Owner with an acceptable Certificate of Insurance as set forth in Section 17, Insurance.

(b)Contractor having received from Owner any Owner-Supplied Documents to which Contractor’s Work is required to conform.

SECTION 10. DESIGNATED REPRESENTATIVE; PROJECT MANAGER

A.Owner’s Designated Representative

As used in this Contract, “Owner’s Designated Representative” means the person specified in each written Work Authorization to be the liaison between Owner and Contractor during performance of the Work described therein. No agreement with Owner’s Designated Representative shall affect or modify any of the terms or obligations contained in this Contract or in any Work Authorization except as provided in Section 12. All information material and relevant to the applicable Work Authorization shall be sent to Owner’s Designated Representative specified therein. Owner reserves the right to designate different representatives for each Work Authorization and to change its Designated Representative for any Work Authorization at any time upon written notice to Contractor.

B.Contractor’s Project Manager

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As used in this Contract, “Contractor’s Project Manager” means the person specified in each written Work Authorization to be the liaison between Owner and Contractor during performance of the Work described therein. All information material and relevant to the applicable Work Authorization shall be sent to Contractor’s Project Manager specified therein. Contractor shall provide a dedicated, experienced Project Manager for the duration of the Work, whose duties shall include those described in Exhibit A, Statement of Work.

Contractor’s Project Manager and designated Key Employees (as set forth in Section 30.0) shall be dedicated to the Project for the duration of the Project and shall be approved by Owner prior to the performance of any Work. Subject to Section 30 (Contractor Personnel Matters), Contractor shall not change its Project Manager or designated Key Employees without prior written approval from Owner, and any replacements or additions to such staffing shall also be subject to Owner’s prior written approval. At Owner’s discretion, Owner shall have the right to request, and Contractor shall provide, a replacement of Contractor’s Project Manager and/or designated lead personnel if Owner considers such replacement in the best interest of the Project, in accordance with Section 30 (Contractor Personnel Matters).

SECTION 11. COMPENSATION

A.Rate Schedule

The compensation (whether based upon lump sum, unit prices, hourly rates, hourly rates with a cap or some other agreed to format) contained in each separate Work Authorization shall be based on the Rate Schedule as set forth and identified in Exhibit E, which is attached hereto. Owner shall be entitled to a *** off of the invoiced amounts for the initial invoices issued under this Contract up to an aggregate discount amount of ***.  The *** amount shall be clearly shown on each of the initial affected invoices, and a report showing the detail of the invoiced amounts and the running *** shall be provided to Owner monthly.

The Time and Material Labor rates, defined as “Time and Materials Rates” in Exhibit E, shall *** and not be adjusted ***; thereafter, they may be adjusted or an *** basis to reflect the then *** of the Contractor, but in no event may the rates be *** in any calendar year, Any such limits on increases shall only apply to those Work Authorizations that are issued after the effective date of such adjustment, as the Parties agree that any such adjustments shall not be applicable as to any Work Authorizations issued prior to the effective date of such adjustment. Should either Party desire to ***  such Party shall provide the other with ***. Revisions may be made only by a written Contract Amendment executed by both Parties: Oral modifications to the Rate Schedule have no effect. New Time & Materials Rates requested by Contractor shall be no less favorable than those charged by Contractor to other parties that are similar to Owner for similar work (including, without limitation, in terms of size, scope of customers and geographic conditions serviced).

All other Rates in Exhibit E, Rate Schedule, shall remain firm for the Term of this Contract.

Notwithstanding the above, the Parties may provide in a written Work Authorization issued under this Contract for a different rate schedule or pricing method to be used for specific Work to be performed under that Work Authorization.

B.Taxes

1.*** assumes exclusive liability for *** applicable to ***  or otherwise *** in conjunction with the performance of the Work. *** assumes exclusive liability for all ***, as set forth below.

2.*** shall pay the *** under law for *** under this Contract. Invoices submitted which reflect ***  shall be ***. Any *** will not be reimbursed to ***.

3.*** shall invoice the sale of *** separately from the ***.  *** includes ***, or other *** that ***, or otherwise *** for *** use or consumption that becomes the property of ***. Invoices for *** sold to *** shall clearly identify such property as, “Property Transferred to Owner.” For Services performed for ***., charges for *** shall be separately stated from charges for ***.

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4.This section applies to Progress Energy Carolinas, Inc. Owner holds a NC Form E-595 Direct Pay Permit for Sales and Use Taxes on Tangible Personal Property (Permit Number 00007) with the state of North Carolina. *** with the state of South Carolina. These certificates require Owner to remit sales, use or privilege tax on purchases of all property, except real property, directly to the State Departments of Revenue and the appropriate certificate is hereby furnished to Contractor for use on this Contract only. Therefore, Contractor shall not include sales, use or privilege tax in the Contract price or on its invoices to Owner. In the event any of Owner’s exemption certificates expire or are revoked, Owner shall immediately notify Contractor, and Contractor shall collect sales taxes on its invoices to Owner (on taxable items) until such time Owner provides Contractor with a valid certificate(s).

5.This Section applies to Progress Energy Florida, Inc. Contractor shall collect sales tax on its invoices to Owner but only on taxable items. Professional Services (see (3) above) and Software (see (8) below) are exempt from Florida sales and use tax. Invoices submitted which reflect tax at a higher rate than required by law shall be reduced to reflect only the amount required by law.

6.Contractor shall indemnify, defend and hold harmless Owner, *** against *** as set forth above. Indemnification shall include all costs including reasonable attorney’s fees reasonably incurred in pursuing indemnity claims under or enforcement of this Contract as it relates to Contractor’s underpayment of taxes.

7.*** taxes assessed on Work incorporated into the Jobsite. Contractor will be responsible for state and local ad valorem taxes on installation Equipment and other property which is owned by Contractor that is used for but not incorporated into the Jobsite.

8.Unless otherwise agreed to in writing, all Software and updates shall be delivered electronically over the Internet. If delivered electronically, the Software is exempt from Florida sales and use tax under current law. North Carolina and South Carolina Direct Pay Permits are attached hereto as Exhibit H. Consequently, no North Carolina, South Carolina or Florida sales tax will be included on the invoices for Software and related Services. If Contractor and Owner agree in writing to change the method of software delivery in Florida from electronic to physical, Contractor shall collect applicable sales tax on original invoices for Software delivered to Florida. Any charges for custom Software will be separately stated.

C.Invoices and Payments

1.Payment of the agreed upon compensation shall be made by Owner to Contractor upon receipt of invoice as set forth in Section 11.C.3 below, and Contractor will invoice Owner in connection therewith for: (i) Equipment, upon Acceptance as set forth in Section 14; (ii) Software, upon Acceptance in accordance with Section 5.A of the License Agreement; (iii) SaaS and Managed Services, monthly in advance starting upon acceptance of the applicable UIQ environment for which such Services are provided as described in the applicable Work Authorization; (iv) Software Support Services, annually in advance; (v) network optimization services upon Sector Acceptance; and (vi) other Services (excluding SaaS, Managed or Software Support Services) monthly as rendered or upon achieving applicable Milestones as set forth in the applicable Work Authorizations. All payments of fees for monthly Solution Services or Software Support Services shall be subject to any adjustments reflective of *** due to Owner per Exhibit B. All payments shall be subject to adjustment on the basis of any final accounting which may be made by Owner based on Work performed and acceptance by Owner. Such final accounting must occur within 365 Days of Final Acceptance.

2.For the Work related to each Sector, Owner shall retain *** of the related invoice amounts as retainage for the Work performed, excluding ***. Such retainage shall be held to protect Owner against (a) ***; (b) ***; (c) ***; (d) ***  or (e) ***. Owner shall pay Contractor retainage amounts as follows: (i) ***; and (ii) ***.  *** shall be invoiced separately by the Contractor and applicable payments shall be made not later than thirty (30) Days after Sector Acceptance or Final Acceptance, as applicable.

3.If the Contractor is late in delivering its invoices, Owner shall not incur any financial obligations resulting from delay in payment and payment shall he made as soon as practical. Subject to the conditions set forth below, the *** portion of any invoice shall be paid by Owner not later than *** Days after Owner’s receipt of a correct Contractor’s invoice with all reasonable supporting documentation requested by Owner. If ***: (i) ***; or

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(ii) ***. In the event Owner disputes an invoice amount, Owner shall notify Contractor in writing of the amount in dispute and the reasons thereof *** of Owner’s receipt of invoice; otherwise *** set forth therein. Owner and Contractor shall fully cooperate with each other to resolve the dispute in a reasonable time in accordance with Section 40 of this Contract. Work shall continue notwithstanding any disputed payments.

Each invoice submitted by Contractor shall include a detailed Invoicing Template substantially the same as specified in Exhibit M attached hereto, indicating Work completed, and shall show the Work Authorization number and each Work Authorization must be invoiced separately. Each invoice shall be presented in accordance with Owner’s work breakdown structure (“WBS”), which is broken down by segment of Work. Owner will provide Contractor the WBS detail upon execution of the Work Authorization. For Time & Materials engagements, the invoice shall include a statement showing each employee’s name, classification, hours worked (including summary of work performed), and the applicable rate of compensation. Each invoice submitted for Work related to Equipment installation, Contractor must provide a summary statement showing the ‘used at’ county location for all Equipment. Contractor will provide other information requested by Owner and in a format reasonably acceptable to Owner. Other reimbursable costs, if any, must appear separately on the invoice and must be accompanied by support documentation. Contractor shall submit accruals for Work rendered and projected but not invoiced according to the schedule provided by Owner. Accruals shall be broken down and coded into the following categories: labor, materials, and other in accordance with the WBS.

All Travel and Living Expenses, allowed per the United States Department of Energy or any other governmental agency or body guidelines, shall be invoiced at cost, with documentation to support each item.

Contractor may submit an invoice for the Payment Milestones completed through the first Day of each month. Partially-completed Milestones may not be billed until the Milestone is fully achieved. For any Work completed early, Payment Milestones shall not be billed more than one month in advance of the planned Milestone date included in the Contract Documents. If a planned Payment Milestone is not completed in the planned month, that Payment Milestone(s) can be invoiced in the completed month’s invoice in the month actually completed.

4.Subject to prior written notice to Contractor, Owner, without waiver or limitation of any of their rights or remedies, shall be entitled to deduct from any amounts due or owing to Contractor (including Milestone payments and final payment) and set-off any and all amounts Contractor owes Owner due to (but not limited to) the following:

a.Defective or damaged Work not remedied.

b.Liens or claims of any nature filed, or reasonable evidence indicating probable filing of such liens or claims, against Owner, including, but not limited to, liens or claims filed by Contractor or its Subcontractors, material Suppliers or agents.

c.Failure of Contractor to make timely and proper payments to its employees, Subcontractors or Suppliers.

d.Damage by Contractor to Owner, other contractors or Subcontractors, or the respective partners, officers, directors, agents or employees of any of them, or the public.

e.Evidence of financial difficulty of Contractor or its inability to fully and timely perform under this Contract, including any cancellation of Owner’s *** or Surety Bond.

f.A reasonable doubt that Work can be completed for the balance then unpaid.

g.Failure of Contractor to maintain the Baseline Schedule or reasonable belief that Contractor will be unable to maintain the Baseline Schedule.

h.Offsets or back charges for which, in Owners opinion, Contractor or Owner is or will be liable as a result of its performance of or failure to perform Work.

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i.Contractor’s failure to satisfy or remove any lien claim arising out of its Work. J. Any breach by Contractor of this Contract.

k.Failure to submit a correct invoice complying with all provisions of these Contract Documents together with all documents, papers and evidence required for approval of payment.

1.Backcharges assessed by Owner under Section 4.E.

m.Failure of Contractor to comply with the reporting requirements set forth in Exhibit D attached hereto.

n.***

5.[intentionally deleted.]

6.[intentionally deleted.]

7.In the event of a material breach of this Contract by Contractor, Owner reserves the right to pay any outstanding obligations of Contractor for labor and materials used in the authorized Work by a check made payable jointly to Contractor and Contractor’s vendors, Subcontractors or employees. Any payment made in this manner shall apply as a payment to Subcontractor under this Contract. Owner may deduct from any payment any amounts owed to Owner by Contractor.

8.All purchase orders and subcontracts issued by Contractor for the supply of materials and services to perform the Work may include provisions for reasonable retention in accordance with Section 11.C.2 above, to ensure proper performance of the Work.

9.No payment made pursuant hereto shall be construed as complete and satisfactory performance of Work hereunder by Contractor, either wholly or in part, and no payments shall be construed to be an acceptance of any defective Work. Owner or Owner’s Designated Representative shall have the right to occupy or use any portion of the Work which has been substantially completed, however, Contractor shall not be entitled to any extra compensation on account of Owner’s occupancy or use, nor shall Contractor be relieved of any of its responsibilities under this Contract, including but not limited to the required times of completion.

10.No extra payment shall be allowed over and above the Contract Price except for Work authorized by a fully executed Change Order or Contract Amendment from Owner. All fully executed Change Orders or Contract Amendments shall be invoiced separately along with detailed documentation of Work completed or milestones achieved as detailed in the corresponding Change Order or Contract Amendment.

D.SECURITY — ***

1.The. Contractor shall deliver to the Owner, no later than *** following the *** (the “***”) in substantially the same form as Exhibit G issued by *** or *** or confirmed by a ***, in each case with a *** (or the equivalent thereof by ***), for an ***, which *** in accordance with Section ***. The ***.

2.The *** shall remain valid in respect of all obligations to be performed by the Contractor and all rights of recovery afforded Owner under the Contract for Contractor’s failure to perform the Work or Contractor’s breach under this Contract, including but not limited to Owner protections against: (a) defective Contractor Work that is not remedied in accordance with its Warranty terms, (b) failure of Contractor to pay its Subcontractor(s), Suppliers, or vendors for labor, materials, or Equipment for which Owner incurs loss; (c) failure of Contractor to comply with stated insurance limits as set forth in Section 17, Insurance for which Owner incurs loss; (d) damages arising following a Termination for Cause under Section 22(B); (e) all indemnification claims arising under the Contract to the extent that Contractor fails to comply with such indemnifications obligations set forth herein; provided, however, in the event any claim is alleged prior to the expiration of the *** but remains unsettled or unresolved by the planned expiration or termination date of the ***, then at least sixty (60) days prior to the

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termination or expiration of the *** Owner may, in Owner’s sole discretion, draw down the ***  in an amount sufficient to completely protect Owner from any loss, damage or expense arising out of assertions by other parties of such claim and all amounts shall be held in escrow pending final adjudication or settlement; and (f) all liquidated damages claims arising under the Contract for which Contractor has failed to pay Owner in accordance with Section 19.G. For the avoidance of doubt, the above stated occurrences in this Section 11(D)(2) and other occurrences necessitating financial protection by Owner shall all constitute appropriate grounds and justifications for Owner to institute a draw down of the ***  under Section 11.D.6 below or as otherwise stated in this Contract. Except as set forth in Sections 11.D.8 and 11.D.9 below, Contractor shall not cancel the ***  or allow the ***  to expire or be cancelled until ***.

3.Contractor will have *** the amount of such extended ***  in the event of draws thereunder by the Owner.

4.Subject to any required extensions set forth in this Contract, the *** shall be returned to the Contractor promptly upon its valid expiration as set forth in Sections 11.D.2, 11.D.8 and 11.D.9, without obligation of the Contractor to extend, replenish or replace the same.

5.If the Contractor fails to timely deliver the *** upon issuance of the Contract as provided above, then the Owner shall be entitled to declare such failure as a material breach of the Contract per Section 22.B, Termination for Cause or Insolvency. Should Contractor’s *** issuing the *** become *** or is otherwise ***  resulting in the *** no longer being honored by Contractor’s ***, Contractor will have *** to replace such *** with a *** as described in Section ***  above in the amount remaining as of the time of such replacement. Failure to replace such *** within the *** shall be grounds for termination pursuant to Section 22(B)(1).

6.The Owner shall provide the Contractor with at least *** of any intended drawdown of funds by the Owner under any *** provided by the Contractor pursuant to this Section. Such written notice shall be accompanied by a certification from the Owner (i) stating that the Owner is entitled to make such drawdown in the amount specified in such written notice, (ii) citing the clause of the Contract pursuant to which the Owner claims such entitlement and (iii) setting forth with reasonable particularity the basis on which such amount is calculated and the conduct of the Contractor and other relevant facts and circumstances supporting such entitlement. Upon the expiration of the *** period, the Owner shall be entitled to make a drawdown in accordance with its written notice forthwith.

7.*** Expiration. If the *** sets forth an expiration date which is prior to the expiration required by Section 11.D.2, Contractor shall either extend the expiration date or procure a replacement *** in substantially the same form as Exhibit *** from a *** as described in Section 11.D.1, prior to the date falling *** before the expiration of the *** with the same terms and conditions and in an ***  to take effect on or before the expiration of the *** being replaced. If Contractor fails to extend or replace the ***  within *** before the expiration thereof, Owner shall provide *** written notice as a condition precedent to the exercise of Section 11.D.6 subclauses (i) or (ii). Owner shall be entitled to presume that Contractor has failed to extend or replace such *** in the absence of a written notice from Contractor of such extension or replacement accompanied by satisfactory proof of such replacement or extension; and notwithstanding any other provision in this Contract to the contrary, Owner may thereafter make an immediate call on the *** which is about to expire up to the full amount thereof and:

(i)Retain for Owner’s own account from the monies received pursuant to this Section and apply any amount which Owner would have been entitled to demand and apply from time to time under the applicable *** had it been extended or replaced; and

(ii)Retain the monies received pursuant to this Section until Contractor procures an extension or replacement of the applicable ***, or the period expires for which the applicable *** is required to be provided pursuant to Section 11.D.2, or the term of the Contract expires, whereupon *** will be returned to Contractor, *** incurred by Owner in connection with the exercise of the Owner’s rights under this Section.

8.Reduction of *** Amount. The initial *** shall be for the *** as defined in Section 11.D.1. Upon the occurrence of certain events Is outlined in the table below, the initial amount of the *** shall- be reduced to the

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amount specified in the table below Any Contractor caused delay in meeting the event described in the table below will result in the *** amount reduction being delayed until such time that the triggering event is satisfied ha accordance with the terms herein. In the event that Owner suspends Work for a period of *** pursuant to Section 22.D, the *** in effect as of that time shall be ***, and upon of re-instatement of the Work, such *** in the ***.

Table 11.D.8

New ***	Triggering Event to Reduce the ***
***	both (A) ***, and (B) ***
***	both (A) ***, and (B) ***
***	both (A) ***, and (B) ***

9.Reduction of *** Amount Upon Final Acceptance. Upon Final Acceptance, the amount of the *** shall be ***  (“***”; “***). The *** shall remain valid in respect of Contractor’s indemnification obligations under Section 23 and Contractor’s Warranty obligations under Section 15 for a *** period commencing on the day immediately after Final Acceptance (“***”). During the ***, Owner may *** for any *** and for any ***  for which Owner *** and for which ***. The provisions of Section 11.D.3 through 7 shall apply to the ***.

10.***. Owner shall be obligated to pay all fees in connection with the *** and *** described above.

E.Contractor Financial Condition

Commencing upon execution of this Contract and from time to time thereafter upon request by Owner, Contractor shall provide to Owner certified financial reports of the Contractor. If there has been a material adverse change in the financial condition, including, without limitation, the results of operations, assets, liabilities or business of any of the Contractor, which change could impair the Contractor’s ability to discharge its obligations under this Contract, as determined by Owner in a commercially reasonable matter, Owner may request either (1) an *** or (2) an ***; provided, however any such request shall be subject to Contractor’s prior written consent. In either event, *** or *** shall be in amounts sufficient *** in light of the material adverse change in the financial condition of the Contractor.

SECTION 12. CHANGES IN WORK

A.All changes shall be authorized utilizing the Change Order (“CO”) Process, as more particularly set forth in Exhibit L, Change Order Process and Change Order Form. Changes that affect the Work, Work Authorization Price, Milestone Dates, or Schedule shall be made under the authority of duly executed Change Orders or Contract Amendments. Contractor shall provide Owner written notice of any event which it contends constitutes the basis of a change within ten (10) Business Days of such event or Contractor’s right is waived.

B.Work performed outside the scope or Milestone Dates set forth in this Contract which is not authorized by a Change Order shall not form the basis of a claim for additional compensation; provided, however, ***. All changes must be in writing and in strict accord with the Change Order Process. No change of any type shall be based upon actual, verbal, or constructive notice.

SECTION 13. FINANCIAL AUDITS

A.Contractor shall maintain accurate and detailed billing and service records in accordance with generally accepted accounting principles, of all fees, expenditures or costs relating to any Work performed under this Contract and Owner shall have the right to have a globally recognized independent auditor inspect, copy or audit the same not more than annually. Owner has the right to recover overcharges at any time as set forth below. The above audit rights shall be extended to Owner, and, to the extent required by applicable law, to any state, local or federal governmental entity, agency or regulatory body. Audits shall take place during normal business hours and upon thirty (30) Days previous written notice at times and locations mutually agreed upon by both Parties, although Contractor must make the materials to be audited available within the time period of the request for them. Contractor will be required to pay the reasonable cost of the audit if the audit determines that Contractor billed or was paid *** of the amount to *** and shall promptly *** to Owner. Costs incurred by *** as a result of ***  shall be borne by

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***. Any *** costs incurred by *** as a result of *** shall be borne by ***.

B.Contractor shall keep all applicable books and records pertaining to the Work and Project for a period of either the longer of *** after final payment or resolution of a related dispute thereafter, during which time Owner or any governmental entity may conduct audits at reasonable times and upon prior written notice to Contractor as set forth above.

SECTION 14. INSPECTION AND ACCEPTANCE OF SERVICES AND EQUIPMENT

A.Acceptance of Services. Acceptance of Services shall be subject to the applicable acceptance criteria in the Work Authorization(s).

B.Acceptance of Equipment (Excluding ***). Within *** of delivery of the Equipment (excluding ***) at the ***  (as defined in Section 20), Contractor shall, or shall cause its Subcontractor to,’ *** from the Work Authorization (or Purchase Order if applicable). In the event that ***, Contractor shall ***.

Upon completion of the inspection by Contractor (or Subcontractor) within the timeframe stated above, Contractor (or its Subcontractor) shall provide Owner an opportunity to inspect such Equipment at the applicable Point of Destination by providing Owner written notice. Within *** of receipt of such notice, Owner may inspect such Equipment to ascertain correct quantities and identify visible damage or deviation from the Work Authorization (or Purchase Order if applicable). If Owner identifies any incorrect quantities or visible damage or deviation to any such Equipment, Owner shall provide Contractor with notice thereof within the above inspection period, and Contractor (at Contractor’s expense) shall replace all such Equipment that the inspection revealed was damaged or incorrect. If Owner opts to inspect the Equipment as set forth above, such Equipment will remain in quarantine and shall not be installed by Contractor for the duration of the inspection. In the event Owner decides not to inspect such Equipment or does not notify Contractor of any incorrect quantities or damage to any Equipment within the *** above, Owner shall be deemed to have accepted such Equipment upon expiry of the above *** and Contractor (or its Subcontractor) may be permitted to commence deployment and installment of the such Equipment in accordance with the applicable Work Authorizations.

C.Acceptance of Integrated Meters. Within *** of delivery of an Integrated Meter shipment to the Point of Destination (as defined in Section 20), Contractor shall, or shall cause its Subcontractor to, inspect the shipment of Integrated Meters to ascertain correct quantities and identify visible damage or deviation from the Work Authorization (or Purchase Order if applicable). In the event that such inspection reveals incorrect quantities or visible damage to such Integrated Meters, Contractor shall promptly replace such Integrated Meters at Contractor’s expense.

Upon completion of the inspection by Contractor (or Subcontractor) within the timeframe stated above, Contractor (or its Subcontractor) shall notify Owner in writing that such shipment of Integrated Meters is available for inspection and testing by Owner, at which time Owner shall have the right (in Owner’s sole discretion) to select a random sample of the Integrated Meter shipment for Owner testing purposes. The random sample of Integrated Meters shall be selected from the shipment of Integrated Meters at the applicable Point of Destination. Owner will notify Contractor of Owner’s date of arrival to sample Integrated Meters and shall coordinate with Contractor to ensure a coordinated and efficient Integrated Meter sampling process.

From Contractor’s notice to Owner, Owner shall have *** to complete the Integrated Meter inspection and testing with respect to the shipment of Integrated Meters, which will be conducted at Owner’s Integrated Meter test facilities. Until Owner completes the inspection and testing process, the entire underlying Integrated Meter shipment shall remain in quarantine and shall not be deployed by Contractor. Upon positive sample Integrated Meter test results, Owner will promptly provide written acknowledgement to Contractor of Owner’s acceptance of the Integrated Meter shipment and release of the Integrated Meter shipment quarantine for purposes of deployment and installment in accordance with the applicable Work Authorizations. In the event that such testing reveals a negative sample, the entire shipment (including the sample taken) shall be rejected by Owner in writing within the inspection and testing period. Owner shall return the sample to Contractor and Contractor shall replace the entire shipment (including the sample taken by Owner) at Contractor’s expense.

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Notwithstanding the above, upon expiration of the ***, if Owner does not notify Contractor of its rejection of the shipment of Integrated Meters, Owner is deemed to have Accepted such shipment for purposes of Sections 11 and 20 of this Contract; provided however, Contractor may not deploy any such Integrated Meters until Owner confirms their release. Owner acknowledges that *** of the applicable shipment of Integrated Meters within the period contemplated ***. Should Owner uncover negative Integrated Meter testing results after the ***, Owner shall exercise its rights under the RMA process outlined in the RMA process in Section 15(B)(ii) with respect to Integrated Meters that do not comply with the warranty obligations set forth in Section 15(b).

D.Inspection Generally. Work performed, and all parts, material and Equipment furnished in connection with this Contract shall at all times, and at all locations, be subject to inspection by Owner; provided, however, with respect to any inspection that is to occur at a Contractor or Subcontractor facility, such inspection shall be upon reasonable prior written notice to Contractor.

SECTION 15. WARRANTY

A.Warranty for Services. With respect to any Project Management Services, Field Network Deployment Services, application deployment services as set forth in Task 3 of the SOW (“Application Deployment Services”) and Solution Services performed under this Contract, Contractor warrants to Owner that, such Project Management Services, Field Network Deployment Services, Application Deployment Services and Solution Services will be undertaken in a professional and workmanlike manner, shall conform to the requirements specified in the applicable Work Authorization, and shall be in accordance with established Prudent Engineering Practices and Prudent Industry Practices (i) for a period of *** following the Acceptance of the applicable Project Management Services, Field Network Deployment services or Application Deployment Services or (ii) during the term the applicable Solution Services are provided; provided that *** during the respective warranty term at which time Contractor shall diligently pursue the correction or re-performance of the applicable Services. ***, for breach of the foregoing warranty will be for Contractor to *** Project Management Services, Field Network Deployment services, Application Deployment Services at Contractor’s expense. EXCEPT AS EXPRESSLY SPECIFIED IN THIS SECTION 15.A AND IN THE PREAMBLE, ALL PROJECT MANAGEMENT SERVICES, FIELD NETWORK DEPLOYMENT SERVICES, APPLICATION DEPLOYMENT SERVICES AND SOLUTION SERVICES *** OF ANY KIND. WITHOUT LIMITING THE FOREGOING, AND EXCEPT AS EXPRESSLY PROVIDED IN THIS CONTRACT, *** THAT THE PROJECT MANAGEMENT SERVICES, FIELD NETWORK DEPLOYMENT SERVICES, APPLICATION DEPLOYMENT SERVICES AND SOLUTION SERVICES WILL BE ERROR-FREE OR UNINTERRUPTED OR THAT ALL ERRORS WILL BE CORRECTED. NO ADVICE OR INFORMATION, WHETHER ORAL OR WRITTEN, OBTAINED FROM CONTRACTOR OR ELSEWHERE WILL CREATE ANY WARRANTY NOT EXPRESSLY STATED IN THIS CONTRACT.

B.Warranty for Equipment.

(i)With respect to any Equipment delivered by Contractor to Owner under this Contract, Contractor warrants that, such Equipment, for a period of either (A) *** from the date of acceptance (as described in Section 20) or (B) ***, shall comply with its Specifications (including the additional specifications set forth in Section 15F below), and will be free from defects in design, materials and workmanship. Owner may extend the foregoing warranty for up to *** by purchasing an extended warranty pursuant to the rates set forth in Exhibit E at least *** prior to expiration of the initial warranty period. Contractor shall procure Equipment in accordance with mutually agreed upon procurement schedule(s) and utilize a first in first out (“FIFO”) warehouse system. The warranty provided under this Section 15B(i) (whether extended or not) only covers problems reported to Contractor during the warranty period in accordance with the RMA process in Exhibits V and W. Contractor warrants that unless otherwise specified, all Equipment it supplies hereunder will be manufactured from new parts. Where a type of service involves the exchange of Equipment (other than a Meter), the replacement will be new or made from new or refurbished parts, but will comply with the applicable Equipment Specifications and subject to the remaining term of the warranty in this Section 15B(i) or twelve (12) months from the time of redelivery, whichever is longer. Meter repairs (excluding the Communication Module) will be made with new parts only.

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(ii)If any unit of Equipment does not meet the above warranty during the warranty period, ***. Prior to returning a unit of Equipment for repair or replacement, Owner shall obtain from Contractor a return manufacturer’s authorization (“RMA”) number, which shall be placed on all packaging, labeling, and other communications relating to the return. Contractor may require that the Equipment be evaluated by Contractor or its applicable Supplier prior to issuing an RMA number within ***. Such evaluations at Owner’s site by Contractor or Contractor’s Supplier shall be at Contractor’s expense. Within the aforementioned ***, Contractor will confirm the nonconformity or defect and determine that it cannot be repaired at Owner’s site, in which case Contractor will accept return of such Equipment for repair or replacement and return the Equipment as promptly as possible and in accordance with its RMA policy, a copy of which is attached in Exhibit V or W, as applicable. For Equipment not requiring such evaluation, Contractor will issue an RMA number within the aforementioned *** provided that Owner has supplied all needed information at the time of the RMA number request at which time Contractor shall diligently pursue the correction of repair or replacement of the Equipment (including assuming any dis-assembly or re-assembly responsibilities and related costs associated with such Equipment).

(iii)The above warranty does not cover ***: (a) ***; (b) ***; (c) ***; (d) ***; (e) ***; (f) ***; (g) ***; or (h) ***.

C.If Owner determines that there is reasonable cause to believe that a non-conforming trend is present in the Equipment, Owner may notify Contractor and Contractor will investigate such Equipment failures to determine the extent and the root cause of the non-conforming trend, including whether the root cause may be related to component(s), design, or associated with date or serial number ranges. Owner may request that Contractor test non-conforming Equipment at Contractor’s expense in accordance with ANSI sampling procedures American National Standard Sampling Procedures and Tables for Inspection by Attribute Document (ANSI/AQC - Z1.9). In the event that Contractor requests Owner to assist in such testing, Contractor shall reimburse Owner for reasonable and documented costs of performing the tests. Contractor shall provide Owner with a copy of the root cause analysis performed within 14 Days of its completion.

D.In the event Owner is required by an applicable regulatory or governmental body to perform subsequent testing to document the extent of any non-conforming trend, Contractor will reimburse Owner for Owner’s reasonable actual and documented expenses in responding to the regulatory or governmental body as mutually agreed to be the Parties. In the event Owner and Contractor mutually deem it necessary to perform subsequent testing to document (confirm or reject) the extent of any non-conforming trend, Contractor shall reimburse Owner for all pre-approved actual and documented associated expenses for such testing.

E.Excessive Failure

(i)During the Warranty period, if in *** period the failure rate for *** under Warranty exceeds *** (“***”) due to any failure to comply with the Warranty specified above, then in addition to the other remedies under this Section with respect to the defective *** that exceed the ***, Contractor shall ***  of *** per such defective *** over the *** toward ***, or if Owner will not require further ***, Contractor shall remit within *** of confirmation of failure rate payment of *** per such defective *** to Owner over the ***.

(ii)During the Warranty period, if in any *** period the failure rate for *** under Warranty exceeds *** (“***”) due to any failure to comply with the Warranty specified above, then in addition to the other remedies under this Section with respect to the defective *** that exceed the ***, Contractor shall ***  of *** per such defective ***  toward ***, or if Owner will not require further ***, Contractor shall remit within *** of confirmation of failure rate payment of *** per such *** to Owner over the ***.

(iii)During the Warranty period, if in any *** period the failure rate for *** under Warranty exceeds ***  (“***”) due to any failure to comply with the Warranty specified above, then in addition to the other remedies under this Section with respect to the defective ***  that exceed the ***, Contractor shall ***  of *** per such defective *** over the *** toward future ***, or if Owner will not require further ***, Contractor shall remit within ***  of confirmation of failure rate payment of *** per such defective *** to Owner over the ***.

F.Additional Specifications

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Contractor represents that:

(i)During the Warranty period, each ***  will not fail to perform *** as a result of a ***  that was ***. If Owner is required to replace such ***, Contractor, in addition to ***.

(ii)Each ***  shall maintain *** for the entire Warranty period to comply with the ***  and *** and *** testing programs.

(iii)During the Warranty period, the conducted *** shall not ***.

(iv)During the Warranty period, *** shall maintain ***  so that the ***.

G.The Work shall be ***  the Work Authorization(s). Whenever Owner deems ***, any such *** shall be in accordance with accepted *** and shall be *** unless the ***  or ***. If the *** is not in accordance with ***.

H.[intentionally deleted.]

I.[intentionally deleted.]

J.Contractor represents and warrants that, *** to, and *** by, *** by *** and ***.

K.[intentionally deleted.]

L.at For as long as Owner is under *** as set forth in the *** (and subject to ***  (as defined in the ***)), Contractor warrants that the ***, that are intended or required to ***, will be compatible with, ***. This warranty does not apply to ***: (i) ***; (ii) the ***; or (iii) ***.

M.Counterfeit Equipment and Parts. Contractor is hereby notified that the ***. If any *** or ***  and/or ***, Contractor shall be responsible ***, and/or ***. If Contractor ***, Contractor shall ***. Should Contractor desire to ***, Contractor shall notify Owner of ***. If *** this Contract in connection with any ***  hereunder, such items will be *** herein and such *** shall bet ***. Contractor shall be ***

N.EXCEPT FOR ***, CONTRACTOR MAKES NO WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE RELATING TO THE PRODUCTS OR SERVICES. CONTRACTOR SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ***. CONTRACTOR DOES NOT WARRANT OR REPRESENT THAT THE SOFTWARE WILL BE FREE FROM *** OR THAT IT’S USE WILL BE ***. CONTRACTOR ASSUMES NO LIABILITY OR RESPONSIBILITY FOR ANY *** TO OR FROM ITS DATA CENTERS VIA WAN, CELLULAR OR OTHER PUBLIC COMMUNICATIONS OR BROADBAND SYSTEMS.

SECTION 16. PERSONAL INJURY AND PROPERTY DAMAGE INDEMNIFICATION

A.To the maximum extent permitted by applicable law and subject to Section 49, *** shall indemnify, defend and hold harmless the other Party (including its parent, subsidiary, affiliate and successors companies), its officers, employees, agents, and any other party with an ownership interest in the Jobsite (“Indemnitee”), from and against any third party claim, demand, suit, action or proceeding asserted against the Indemnitee (including any loss, costs, claims, damages, expenses, judgments and awards), subject to prompt notification of any the foregoing, whether or not covered by insurance, arising or claimed to have arisen:

(1)(A) in the case of Contractor, ***:

(a)*** (including ***) or ***, or

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(b)*** to or *** of ***, including without limitation *** (including *** (including its ***) ***, and ***;

(c)***;

(d)out of any injuries sustained and/or occupational diseases contracted by any employees or agents of Indemnitee, if any, of such a nature and arising under such circumstances as to create liability of Indemnitor under the Workers’ Compensation Act, and all amendments thereto, of the state having jurisdiction, including all third party claims and causes of action of any character asserted against Indemnitee (and its parent, subsidiary and affiliate companies) by any employee of Indemnitee, its Subcontractors or assignees, or the employer of such employees, or any person or concern claiming by, under or through them resulting from or in any manner growing out of such injuries or occupational diseases;

(2)In the case of Contractor, from demands, actions or disputes asserted by any Subcontractors, employees or Suppliers of Contractor (including liens, encumbrances, stop notices and bond claims that may be filed or placed against the Work, Products or Services or the Jobsite as a result of the Work, Products or Services); or

B.Indemnitor’s duty to indemnify shall include all reasonable costs including attorney’s fees incurred in pursuing indemnity claims under this Section 16.

C.The obligations in this Section 16 shall survive the expiration or earlier termination of this Contract or any applicable Work Authorization until the applicable statute of limitation has expired.

SECTION 17. INSURANCE

General

1.Except as otherwise specified in this Contract, Contractor shall, at its own expense, maintain in effect at all times during the performance of the Work insurance coverage with limits set forth below with insurers rated at least A-VII by A.M. Best or equivalent and under forms of policies satisfactory to Owner. It shall be the responsibility of Contractor to maintain adequate insurance coverage and to assure that Subcontractors are adequately insured at all times. Failure of Contractor to maintain adequate coverage shall not relieve Contractor of any contractual responsibility or obligation.

2.The requirements specified herein as to types, limits, and Owner’s approval of insurance coverage to be maintained by Contractor and its Subcontractors are not intended to and shall not in any manner limit or qualify the liabilities and obligations assumed by Contractor and its Subcontractors under this Contract.

3.Any insurance carried by Owner which may be applicable shall be deemed to be excess insurance and Contractor’s insurance primary for all purposes.

4.Owner shall insure its existing plants and Jobsites and such insurance shall be primary for any ‘damage incurred to such property, provided, however, Contractor shall be responsible for the deductibles to the extent that Contractor or its Subcontractors of any tier cause the damage.

A.Certificate of Insurance.

1.At the time of execution of this Contract and each subcontract, and as a condition precedent to Contractor’s and its Subcontractors’ initiation of Work, Contractor and its Subcontractors of any tier shall furnish Owner with certificates of insurance as evidence that policies providing the required coverage and limits of insurance are in full force and effect. The policies shall provide that any company issuing an insurance policy for the Work under this Contract shall endorse the policies to provide not less than *** advance notice in writing to Owner

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prior to cancellation of any policy of insurance, and Contractor shall endeavor to obtain endorsed policies that provide not less than *** advance notice in writing to Owner prior to any material change of any policy of insurance. Contractor shall provide written notice to Owner upon receipt of notice of cancellation of an insurance policy or a decision to terminate or materially alter an insurance policy. Contractor shall maintain, update, and renew the Certificate for the duration of the Contract. No payment will be made to Contractor prior to receipt by Owner of an acceptable Certificate of Insurance. In the event an acceptable Certificate of Insurance becomes outdated, Owner may elect to withhold payment of invoices, suspend Work or take other appropriate action until an acceptable and properly dated Certificate is received by Owner.

2.All certificates of insurance shall be completed by Contractor’s insurance broker and shall clearly state that the Contractor carries the requisite insurance and that said policies satisfy all applicable requirements, including insurance for the liabilities assumed by Contractor under Section 16, Indemnification. Certificates covering general liability and umbrella liability insurance shall indicate that these policies are “occurrence” type. Duplicate copies of certificates of insurance for Contractor- and Subcontractor-furnished insurance and notices of any cancellations, and if available notices of material change, of such policies shall be mailed to Owner upon request.

B.Insureds.

1.All insurance coverage furnished under this Contract, with the exception of Professional Liability, Automobile Liability, Workers’ Compensation and Employers’ Liability coverage, shall include Owner, its parent companies, and their directors, officers, agents, shareholders, and employees as additional insureds. Contractor shall require its insurance carrier or agent to certify that this requirement has been satisfied on all Insurance Certificates issued under this Contract.

2.The General Liability, Automobile Liability and Umbrella policies shall contain a “cross liability” or “severability of interest” clause or endorsement. Notwithstanding any other provision of these policies, the insurance afforded shall apply separately to each insured, named insured, or additional insured with respect to any claim, suit, or judgment made or brought by or for any other insured, named insured, or additional insured as though a separate policy had been issued to each, except the insurer’s liability shall not be increased beyond the amount or amounts for which the insurer would have been liable had only one insured been named.

3.Owner shall not by reason of their inclusion under these policies incur liability to the insurance carrier for payment of premium for these policies, or incur liability to Contractor for payment of any policy retentions or deductibles.

C.Waiver of Subrogation.

1.Contractor shall require their insurance carriers, with respect to the General Liability, Automobile Liability and Umbrella insurance policies, to waive all rights of subrogation against Owner, its parent companies, and their directors, officers, agents, shareholders and employees.

D.Contractor shall provide and maintain in full force and effect, at no additional cost to Owner for the duration of the Contract, the following amounts of insurance:

1.Workers’ Compensation and Employer’s Liability. This insurance shall protect Contractor against all claims under applicable state workers’ compensation laws. Contractor shall also be protected against claims for injury, disease, or death of employees which, for any reason, may not fall within the provisions of a workers’ compensation law. This policy shall include an “all states” or “other states” endorsement.

The liability limits shall not be less than:

******.

******

*** .

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2.Comprehensive Automobile Liability. This insurance shall be written in comprehensive form and shall protect Contractor and the additional insureds against all claims for injuries to members of the public and damage to property of others arising from the use of motor vehicles, and shall cover operation on or off the Jobsite or Owner’s property of all motor vehicles licensed for highway use, whether they are owned, non-owned or hired.

The liability limits shall be:

******

******.

3.Commercial General Liability. This insurance shall be an “occurrence” type policy and shall protect Contractor and the additional insureds against all claims arising from bodily injury, sickness, disease or death of any person or damage to property of Owner or others arising out of any act or omission of Contractor or its Subcontractors, agents or employees. This policy shall also include protection against claims insured by usual personal injury liability coverage, a “contractual liability” endorsement to ensure the contractual liability assumed by Contractor under Section 16, Indemnification, and “Completed Operations and Products Liability” coverage (to remain in force for two (2) years after Final Acceptance).

The liability limits shall be:

***

Umbrella policy may be utilized to meet stated limits.

If Contractor’s Work, or Work under its direction, requires blasting, explosive conditions, or underground operations, the commercial general liability coverage shall contain no exclusion relative to blasting, explosion, collapse of structures or damage to underground property.

4.Umbrella Liability Policy. This insurance shall protect Contractor and the additional insureds against all claims in excess of the limits provided under the employer’s liability, comprehensive automobile liability, and commercial general liability policies. The liability limits of the umbrella liability policy shall be ***. The policy shall be an *** policy.

5.***.

6.Property Insurance. Contractor shall, or shall cause its applicable Subcontractor to, maintain a property insurance policy written on an All Risk or Special Cause of Loss Faun, including fire, vandalism, malicious mischief, earthquake, sprinkler leakage, at replacement cost value and with a replacement cost endorsement covering all of the Equipment of Owner or Contractor within the applicable Subcontractor premises or in transit to Owner install site.

7.Other Insurance. Contractor shall maintain the option to either self-insure or to procure insurance for damage to their owned and leased property including property on-site. Contractor shall retain risk of loss for any damage to Contractor’s and Contractor Subcontractor’s stationary or mobile, tools, supplies, materials, automobiles and vehicles, highway or otherwise, cranes, and hoists or any other property owned or leased which shall not be incorporated into the physical installation.

If separate insurance is maintained for any property described in this Section, it shall contain a Waiver of Subrogation on the part of the insurance company in favor of Owner and all other contractors and Subcontractors of any tier. If Contractor chooses to self-insure any of the property described under this Section, it is agreed that Owner shall be held harmless for any loss or damage to the property described under this Section.

8.Subcontractor Insurance. Before permitting any Subcontractors to perform Work at the Jobsite, Contractor shall obtain a Certificate of Insurance from such Subcontractor evidencing that such Subcontractor has obtained insurance as specified in Sections 17D.1, 17D.2; 17D.3, and 17D.6 above.

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SECTION 18. SMART GRID INVESTMENT GRANT SUPPLEMENTAL TERMS /CERTIFICATION REGARDING DEBARMENT

A.Contractor shall comply with the Smart Grid Investment Grant Supplemental Terms as provided in Exhibit F and incorporated by reference fully into this Contract.

B.Contractor shall comply with the National Policy Assurances regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion and provide Owner with a fully executed Certificate as provided in Exhibit P, upon execution of this Contract.

SECTION 19. LIQUIDATED DAMAGES

A.[intentionally deleted]

B.With respect to designated Sectors, Contractor shall be required to ***  and as set forth herein. Owner may *** if Contractor ***. ***.

There are a total of ***, to which *** apply, *** within each ***. *** for which ***  shall be defined within the applicable Work Authorizations using the following methodology:

-***

-***

-***

For each ***, if Contractor *** by the ***, including any *** in accordance with the terms of this Contract, *** ***. Therefore, ***, and subject to the terms set forth in ***, Contractor shall ***:

***

Contractor acknowledges that there will be ***, if applicable and in ***, in accordance with ***.

C.With respect to the Work, Contractor shall be ***.

If Contractor fails to *** and as set forth herein, including *** in accordance with the terms of this Contract, ***. Therefore, ***, and subject to the terms set forth in this ***:

***

D.With respect to *** and ***, Contractor be required to ***  as set forth below no later than *** in the applicable Work Authorization. ***.

1.If Contractor fails to *** as set forth in the applicable Work Authorization, including ***. Therefore, ***, and subject to the terms set forth if ***, the Contractor shall be ***:

***

2.If Contractor *** and as set forth in the applicable Work Authorization, including any ***. Therefore, ***, and subject to the terms set forth in ***:

***

3.If Contractor *** of the *** date and as set forth within the applicable Work Authorization, in accordance with the terms of this Contract***. Therefore***, and subject to the terms set forth in this Section 19, ***:

***

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E.With respect to the ***, Contractor shall be required to *** no later than ***.

1.If Contractor *** as set forth in the applicable Work Authorization, *** in accordance with the terms of this Contract, ***. Therefore, ***, and subject to the terms set forth in ***:

***

F.The Parties agree that *** pursuant to *** represent the *** under *** shall be ***. Contractor acknowledges that ***.

G.Notwithstanding anything to the contrary, *** of *** under this Contract. For avoidance of doubt, *** where: (i) ***; (ii) the ***; or (iii) there is a *** (unless ***. Prior to ***, the Parties shall, ***. Prior to ***, and either (i) *** or (ii) *** propose a ***. After reviewing the *** may ***, or alternatively, *** until Contractor has ***, or the ***, as applicable.

H.Liquidated damages owed to *** hereunder shall be ***. In the event there are *** shall be *** of ***. In the event *** the *** from the *** in accordance with ***.

SECTION 20. SHIPMENT; DELIVERY; TITLE AND RISK OF LOSS

A.Contractor will *** as specified in the Work Authorization (or Purchase Order if applicable) (“Point of Destination”). ***, all of which will be added to the Contract Price payable. Contractor will arrange for transit insurance, with Owner designated as the beneficiary. Equipment will be packaged and labeled in a manner appropriate for the shipment method.

B.***, or upon Owner taking possession of the Equipment, whichever is earlier.

C.Owner shall take title to Equipment upon acceptance pursuant to Section 14.

D.Unless otherwise stated within the Work Authorization or this Contract, title will pass to Progress Energy Carolinas, Inc. in South Carolina or North Carolina for Work in South Carolina or North Carolina respectively, and to Progress Energy Florida, Inc. in Florida for Work performed in Florida.

SECTION 21. RESPONSIBILITY FOR WORK AND CLEANUP

Responsibility for Work and cleanup shall be in accordance with the applicable Work Authorization.

Contractor shall take all necessary steps to ensure that the property of any customer of Owner and Owner’s Jobsite is not damaged in any way. Should Contractor damage any Owner’s Jobsite or customer property, Contractor shall report it to Owner, and Contractor shall take all necessary steps to timely repair the damaged property to the reasonable satisfaction of the affected customer or Owner’s satisfaction. Contractor shall treat customers of Owner with courtesy and respect by all persons performing the Work.

SECTION 22. TERMINATION AND SUSPENSION

A.Term. This Contract shall become effective as of the Effective Date of this Contract, and unless terminated earlier as provided in this Contract, shall expire *** thereafter, provided, however, that unless this Contract is terminated prior to its expiration as provided below: (a) any in-process Work Authorization (or Statement of Work under the License Agreement) and any pending Purchase Orders as of the expiration date shall be completed by the Parties, and the term of this Contract will be extended solely for that purpose until completion; and (b) Owner may continue to renew its annual Solution Services and/or Software Support Services (pursuant to the License Agreement), and the term of this Contract will be extended solely for that purpose.

B.Termination for Cause or Insolvency.

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1.*** in whole or in part if the other Party fails to perform any of its material obligations under this Contract and such failure is not cured within thirty (30) days after receipt of written notice thereof from the non-defaulting Party. The following actions of either Party may give the other Party the right to terminate the Contract as set forth herein:

(i)Contractor fails to carry forward and complete Work as required in Exhibit C and any Work Authorization(s).

(ii)Either Party fails to comply with applicable federal, state and local laws, rules, regulations, or ordinances.

(iii)Contractor fails to commence correction of any Work immediately after notification that Contractor is in breach of the applicable warranty in Section 15 (in accordance with the terms therein) and to continuously and diligently pursue such correction until the affected Work complies with the applicable warranty.

(iv)*** a term of this Contract (including failure by Contractor to secure, renew or extend applicable security as set forth in Section 11.D).

(v)Contractor makes a general assignment for the benefit of its creditors.

(vi)Contractor has a receiver appointed because of insolvency.

(vii)Contractor files bankruptcy or has a petition for involuntary bankruptcy filed against him.

(viii)Contractor generally is unable to make timely payments for materials or labor used on the Work or Owner is unable to pay Contractor the Contract Price as it becomes due and payable.

(ix)Contractor assigns the Work without Owner’s consent, except as otherwise permitted herein.

(x)The Work is abandoned by Contractor.

(xi)[intentionally deleted.]

(xii)Contractor fails to comply with Owner’s safety standards, which Owner has made available to Contractor.

2.Upon termination by Owner for cause or because of the insolvency of Contractor, Owner shall have no obligation to Contractor, except to ***. Contractor shall cease performance of any Services or the delivery of any Equipment immediately upon receipt of written notice of termination. Contractor shall deliver to Owner all Work deliverables and license rights that are accepted and paid for by Owner prior to the termination, whether finished or unfinished provided that Owner uses such Work deliverables and license rights in accordance with the terms of this Contract. All Confidential Information exchanged between the Parties shall be returned or certified as being destroyed. Owner shall have the absolute right to take control of the Work without further notice to Contractor and take possession of all materials at each Jobsite which were intended for incorporation into the Work; and utilize any of Contractor’s Equipment or tools or Work product at the Jobsite. At its discretion, Owner may assume responsibility for the direct payment to Subcontractors who continues to perform Work on the Project. Owner may, but is not obligated to assume any contracts or other obligations of Contractor hereunder. Owner may complete the Work itself or hire another contractor to complete it and Contractor hereby consents to use of its Work product or Equipment by Owner to complete the Work. Contractor shall receive no payments until all Work is completed. If upon completion, the ***, such *** shall be ***, but if *** and *** and *** and *** that would have been *** if ***, Contractor shall *** of the *** of the *** and *** that would have been *** for such completion.

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The rights set forth herein shall be *** as deemed appropriate.

3.If Contractor terminates this Contract for cause, ***. Further, if such termination is due to *** of the *** under the Contract Documents (including the License Agreement) or breach of Owner’s confidentiality obligations, ***.

4.If, after notice of termination of this Contract as provided for in Section 22.B, it is determined for any reason that Contractor was not in default or that its default was excusable or that Owner was not entitled to the remedy against Contractor provided therein, the termination shall be deemed to be a termination for convenience pursuant to Section 22.0 and Contractor’s remedies against Owner shall be the same as and shall be limited to those afforded in Section 22.C.

C.Termination for Convenience

1.*** shall have the right *** to terminate this Contract, in whole or in part, ***, for *** upon at least *** prior written notice to ***. Upon receiving notice of termination, *** shall *** and *** as needed to *** which was not ***. Contractor shall also ***.

2.In paying Contractor for Work performed under this Contract when terminated for Owner’s convenience, Owner shall make only payments specified hereunder to Contractor as follows:

(i)All Milestone payments previously paid shall be retained by the Contractor and *** by Owner to Contractor.

(ii)All charges reasonably assessed Contractor for cancellation of subcontracts including but not limited to restocking fees and reasonable cancellation charges, and payment in full for all Equipment specified in purchase orders dated less than *** of notice of termination for convenience (provided, however, in connection with Integrated Meters Owner purchases from Contractor, ***.

(iii)If this Contract is terminated after commencement of the authorized Work, then Owner shall pay Contractor for Work performed prior to termination as follows:

(a)Where Work is to be performed on a fixed price basis, or Services are performed and accepted, Contractor shall be paid for all completed Milestones and completed Work, including payment in full for all Equipment and Software delivered prior to the termination for convenience. On partially completed Milestones or partially completed Services, Contractor shall be paid on a percentage-of-completion basis for partially completed Milestones or partially completed Services, and paid its actual incurred costs, including administrative and general overhead costs and demobilization costs, determined in accordance with generally accepted accounting principles consistently applied. Notwithstanding the above, Owner shall not pay an amount for costs actually incurred which unreasonably exceeds the percentage of total cost as compared to the percentage of total Work completed prior to termination. In no event shall Owner pay Contractor an amount that exceeds the Contract Price.

(b)For Work, including demobilization, where payment is on a unit price basis, or a time and materials basis, Contractor shall be compensated at the rates specified in the Contract. If profit is included in the authorized rates, no additional payments shall be made for anticipated profits. ***, Owner shall not pay for time worked by Contractor’s employees which as a percentage of total anticipated hours to be worked unreasonably

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exceeds the percentage of Work completed prior to termination.

(iv)*** of the (i) *** and (ii) ***.

Owner’s termination for convenience *** at the time of termination as further set forth in this Contract (including the License Agreement).

3.If (a) at the time of termination, Contractor has prepared or fabricated any goods or purchased or leased any materials or Equipment intended for subsequent incorporation into the Work, and (b) these goods or materials cannot be incorporated into any other Work for Owner or otherwise, then Contractor shall be paid for the actual cost of the fabricated goods or materials.

4.Contractor agrees that it has an affirmative duty to mitigate all damages to it upon termination of the Contract. In no event shall Owner be responsible to pay Contractor for its anticipated or loss of profits or for any sales commission.

5.Contractor shall maintain adequate documentation satisfactory to Owner to support its claim for payment. Any part of Contractor’s claim that is not supported by adequate documentation and that is not satisfactory to Owner shall not be paid by Owner. Payment of the amounts specified above shall be Contractor’s sole and exclusive remedy for termination of Work for Owner’s convenience.

D.Suspension

1.Owner reserves the right, for any reason, to elect to temporarily suspend performance of any or all of the Work to be performed under this Contract for a period of time as specified by Owner’s Designated Representative without invalidating the provisions of the Contract. Contractor shall be informed of Owner’s desire to suspend the Work by a written directive. Upon receipt of this directive, Contractor shall immediately cease all efforts to perform the Work or that part of the Work which is suspended. If applicable, demobilization of Contractor’s personnel and Equipment from the Jobsite shall be in accordance with Owner’s directive. Contractor shall resume performance in accordance with the written directive of Owner’s Designated Representative. Except as hereinafter provided, the time for completion of the suspended Work shall be extended by a Contract Amendment for a period of time not to exceed the period of suspension plus a reasonable period for remobilization and resumption of activities to a the level prior to suspension.

2.Within *** from the reinstatement of the Work, Contractor shall notify Owner in writing of any *** it deems necessary to the Contract Price or Milestone Dates because of the suspension. These *** and supported with adequate documentation. Increases in compensation or extensions of time resulting from suspension must be agreed upon by both Parties in a Change Order or Contract Amendment. Unless Contractor is required by Owner’s written directive to maintain affected personnel and Equipment at the Jobsite, increases in compensation shall be limited to out-of-pocket, increased charges and costs incurred by Contractor and directly related to demobilization and mobilization of Contractor’s personnel and Equipment and shall not include any profit or fee.

3.If Owner suspends the Work for any of the reasons specified in Section 22.D, then no additional compensation shall be paid by Owner.

SECTION 23. PATENTS, COPYRIGHTS AND OTHER INTELLECTUAL PROPERTY

A.Notwithstanding any other provision of this Contract, Contractor represents and warrants as follows, as of the Effective Date:

i)That all Work performed, delivered or used pursuant to this Contract (whether provided for a fee from Contractor or provided for no fee) shall be non infringing and shall not violate or misappropriate any U.S. patent, or any copyright, trade secret or trademark or any other Intellectual Property Right of any third party (“Third Party IP”), to the best of Contractor’s knowledge.

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ii)That Contractor (i) owns all of the Contractor Intellectual Property Rights conveyed or needed to be used for purposes of performing or delivering the Work, or permitting Owner to use the Work, in accordance with this Contract to the best of Contractor’s knowledge, (ii) with respect to any Third Party IP, has obtained all requisite rights to perform or deliver the Work , or permit Owner to use the Work in accordance with this Contract, to the best of Contractor’s knowledge; and (iii)has obtained all requisite rights to perform or deliver the Work or permit Owner to use the Work in accordance with this Contract from a) ***, b) ***, and c) ***); and

iii)That all Work shall be peaceably and quietly held, possessed and used by Owner in accordance with the terms of this Contract during the terms of any action or enjoinment proceedings, to the best of Contractor’s knowledge, and Contractor shall pay any and all costs and expenses to ensure Owner’s right to quiet enjoyment of the Work during such term, subject to Section D below.

B.If a third party makes any claim or demand against Owner based in whole or in part on any contention that the Work furnished by Contractor or used by Owner infringes, misappropriates or otherwise violates any Third Party IP, then Contractor, at Contractor’s own expense, shall defend, indemnify and hold Owner harmless from and against any loss, liability, damages, cost, and expense, including reasonable attorneys’ fees, (i) arising out of any third party claim, action, suit, or proceeding based in whole or in part on any allegation that any of the Work infringes, misappropriates or otherwise violates any Third Party IP or (ii) arising in whole or in part from Contractor’s breach of any of the representations or warranties. ***.

C.*** shall have *** to the extent that it results from: (a) a ***; or (b) use of ***, or (c) any ***.

D.If Contractor receives notice of an alleged infringement by any Work or if Contractor reasonably believes that such a claim is likely, Contractor shall have the right, at its sole option and at its expense, to obtain the right or license for Owner to continue use of the affected Work or to replace or modify the affected Work so that it is no longer alleged, or believed to infringe, provided that this can be done without significant loss of functionality yet maintain substantially the same or comparable capabilities. If neither of the foregoing options is available to Contractor on commercially reasonable terms, Contractor may terminate Owner’s use of the affected Work, in which case Contractor shall, at Owner’s discretion, refund to Owner the compensation paid for the Work so affected or provide a negotiated offset for loss of functionality. Under no circumstances shall Contractor enter into a settlement agreement, judicial decree or the like with respect to a claim brought against Owner without the written consent of Owner (which consent shall not be unreasonably withheld) unless the settlement includes an unconditional release of Owner of all liability in respect of the claim, does not impose any restriction or obligation on Owner and does not include a finding or admission by Owner of any violation or breach. Upon Contractor receiving notice of an alleged infringement by any Work that could affect Owner’s use of the Work, or upon Contractor reasonably believing that such a claim is likely, Contractor shall notify Owner.

E.The rights and remedies of Owner under this Section 23 shall be subject to Owner’s prompt notification to Contractor of the third party infringement claim in solely those instances where Owner becomes aware of such claims before Contractor and Contractor does not otherwise receive notification of such claim. At Contractor’s expense, Owner shall provide Contractor with reasonable assistance in connection with any third party infringement claim. Contractor’s indemnification obligation under this Section 23 is uncapped. In the event that Contractor fails to comply with its indemnification obligations in this Section 23, Owner then has all other rights and remedies against Contractor arising from such failure.

F.Contractor covenants that Contractor will not bring any claim against Owner, or otherwise assert against Owner any claim, that Owner’s use of the Work in accordance with this Contract, infringes

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any present or future Intellectual Property Rights of Contractor. Any and all present or future Intellectual Property Rights of Contractor that are transferred to a third party shall be subject to the foregoing covenant.

G.***

1.“***” means those *** that specifically ***. For the avoidance of any doubt, *** (and Contractor shall ***: (i) the Work is *** (including but not limited to *** in accordance with the ***; or (ii) any ***.

2.“Owner Provided Materials” means products, services or materials not provided by Contractor, not specified by Contractor, or not provided or specified by any third party designated by Contractor pursuant to this Contract.

3.Any Combination Claim, as defined above, asserted against either Party shall be *** and the cost of such defense and any settlements or liabilities incurred shall be ***, as determined by the arbitrator or court in which the Third Party IP infringement or misappropriation claim was filed. Any exception to the Combination Claims as defined in Section G.1. above is subject to Contractor’s indemnification obligations set forth in Section B above.

H.Intellectual Property Rights and Ownership.

1.Ownership. Owner acknowledges that Contractor and its licensors retain all right, title and interest, including without limitation all of Contractor’s Intellectual Property Rights in all Contractor Confidential Information, Products and Services and all copies thereof, and, except as provided in Section 23.H.2 (“Ownership of Work Product and Derivative Works”), all Derivative Works based on this Contract. Contractor acknowledges that Owner retains all right, title and interesting including without limitation all of Owner’s Intellectual Property Rights in all Owner’s Confidential Information, products and services and all copies thereof and all of Owner’s proprietary information, know-how and technology.

2.Ownership of Work Product and Derivative Works. Ownership of the Intellectual Property Rights in any work product and any Derivative Works created by Contractor in performance of this Contract will be allocated as follows:

(i)Owner-Specific Works. Owner will own the Intellectual Property Rights in any work product and any Derivative Works Contractor creates for Owner under a Work Authorization (or Statement of Work under a License Agreement) that are both: (a) unique and specific to Owner’s operations; and (b) specifically identified as Owner-Specific Works in the Statement of Work (“Owner-Specific Works”).

(ii)Underlying Works. Owner’s Ownership under Section 23.H.2(i) (“Owner-Specific Works”) of an Owner-Specific Work that is a Derivative Work shall be subject to Contractor’s continued ownership of the Intellectual Property Rights in the underlying work(s) upon which it was based. Contractor shall also retain ownership of any Proprietary Technology that it utilizes in providing the Services or that it incorporates into any Owner-Specific Work.

(iii)License. To the extent that Contractor retains any Intellectual Property Rights in an Owner-Specific Work under Section 23.H.2(i) (“Underlying Works”), Contractor hereby grants to Owner a non-exclusive, non-transferable, perpetual, royalty-free license to use such retained rights in connection with its use of the Owner-Specific Work.

(iv)All Other Derivative Works. Contractor will own all right, title and interest, including, without limitation, all Intellectual Property Rights in, all work product and all Derivative Works except those referred to in Section 23.H.2(i) (“Owner-Specific Works”).

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3.Proprietary Markings. Owner shall not remove or destroy any proprietary, trademark or copyright markings or notices placed upon or contained within any Products or Documentation.

SECTION 24. STATUS OF CONTRACTOR

It is the intent of the Parties to create between them the relationship of owner and independent contractor. This Contract does not create a joint venture, partnership, principal agent or employment relationship between Contractor and Owner. It is agreed that nothing shall operate to change or alter such relationship, except a further agreement in writing between them.

SECTION 25. ASSIGNMENT

A.Owner may assign the Contract Documents, in whole or in part, with rights and obligations set forth herein as a result of merger, consolidation, or other corporate reorganization, or a transfer or sale of any of Owner’s equity interests or assets at any time without the consent of Contractor. Any other assignment by Owner shall require the prior written consent of Contractor, not to be unreasonably conditioned, withheld or delayed, and any other such attempted assignment shall be void.

B.Except with respect to any assignment of any Work by Contractor to its Subcontractor, Contractor shall not assign the Contract Documents, in whole or in part, without Owner’s prior written consent which may be withheld in Owner’s reasonable discretion; provided however, that Contractor may assign any Contract Documents without such consent in connection with a merger, acquisition, corporate reorganization, sale of all or substantially all of its relevant assets or other change of control.

C.Any assignment in violation of this Section 25 shall be null and void. A request to assign in the event that consent is required must contain the name and location of individuals or firms to whom any Contract Document is to be assigned, information on the qualifications and experience of those individuals or firms to perform the Work, and an estimate of the cost of the Work to be assigned. Consent to assignment shall not relieve Owner or Contractor, as the case may be, of the responsibility for the obligations hereunder in accordance with the terms and conditions of the Contract Documents.

SECTION 26. SUBCONTRACTS

Contractor shall determine how it desires to divide the sequence of Work and whether it requires the use of services from Subcontractors. Contractor will determine the breakdown and composition of bid packages for award of subcontracts, based on the Baseline Schedule. Contractor shall take into consideration such factors as natural and practical lines of severability, sequencing effectiveness, access and availability constraints, total time for completion, installation market conditions, availability of labor and materials, community relations and any other factors pertinent to saving time and costs. Contractor shall be responsible for the performance of its Subcontractors and shall ensure that they comply with the terms of this Contract. All such Subcontractors shall at all times remain under the direction and control of Contractor.

As of the Effective Date of this Agreement, Contractor shall submit to Owner a list of the names, addresses, business license and certification information and phone numbers of the Subcontractors Contractor intends to use for each portion of the Work. Contractor shall not utilize any sub-subcontractor without Owner’s prior written consent. No Subcontractor shall be permitted to sub-contract any Work in Owner’s Power Space. There shall be no changes, modifications, or amendments to the Contractor’s Subcontractor list without the express prior written consent of Owner and Contractor shall continuously update the Subcontractor list, so that the Subcontractor list remains current and accurate throughout the entire performance of the Work. Contractor shall not contract with any Subcontractor against whom Owner has made reasonable objection pursuant to Section 30 below. All subcontracts between Contractor and its Subcontractors shall be in writing. Further, all subcontracts shall require each Subcontractor to be bound to Contractor to the same extent Contractor is bound to Owner by the terms of the Contract Documents, as those terms may apply to the portion of the Work to be performed by the Subcontractor.

SECTION 27. TOOLS, MATERIALS AND EQUIPMENT

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Tools, materials, and Equipment furnished by Contractor shall be in accordance with Exhibit A and the Work Authorization(s).

SECTION 28. FURNISHED BY OWNER

All Owner-Supplied Documents to be furnished by Owner shall be furnished in accordance with Exhibit A and the Work Authorization(s).

SECTION 29. NOT USED

SECTION 30. CONTRACTOR PERSONNEL MATTERS

A.Contractor shall comply with the Americans with Disabilities Act, Fair Labor Standards Act of 1938, Executive Order No. 11246, the Rehabilitation Act of 1973, the Vietnam Veterans Readjustment Act, as amended, and their respective implementing regulations which are made a part hereof as if set out herein. Contractor shall indemnify and hold Owner harmless with respect to any claims, expenses (including attorney’s fees), liability or damages arising out of third party claims (which for the sake of clarity under this Section and this Agreement includes any local, county, municipal, state or federal governmental or regulatory entity) of Contractor’s failure to comply with any Legal Requirements.

B.Personnel provided by Contractor under this Contract shall at all times remain the sole responsibility of Contractor for purposes of personal and professional liability.

C.All personnel to be provided by Contractor under this Contract shall be employees of Contractor or its Subcontractors.

D.Contractor shall be solely responsible for all aspects of the labor relations of its personnel, including but not limited to, wages, benefits, discipline, hiring, firing, promotions, pay raises, overtime and job and shift assignments. Owner shall have no responsibility for or power over these areas. Such personnel shall be and remain the employees of Contractor at all times.

E.To the extent personnel provided by Contractor under this Contract are employees of Contractor or Contractor’s approved Subcontractor, Contractor (or its Subcontractor, as applicable) shall withhold from each employee’s pay sufficient funds for federal, state, and local income taxes, funds required by the Federal Insurance Contributions Act, and as may otherwise be required by Legal Requirements. Contractor shall defend, indemnify, and hold Owner harmless from any claims, fines, and penalties based on any third party claims that such withholdings were not made, or that such withholdings were inadequate. Contractor assumes exclusive liability for all contributions, taxes or payments required to be made under the applicable federal and state Unemployment Compensation Act, Social Security Acts and all amendments, and by all other current or future acts, federal or state, requiring payment by the Contractor on account of the person hired, employed or paid by Contractor for Work performed under this Contract. When Work is to be performed in South Carolina, Contractor shall submit to Owner, prior to commencement of Work, a properly completed State of South Carolina, Department of Revenue, Nonresident Taxpayer Registration Affidavit Income Tax Withholding form, Form 1-312, which will be included as an attachment.

F.Contractor shall pay overtime to its employees as required by Legal Requirements. In the event that Contractor fails to comply with this requirement, Contractor shall be required to indemnify, defend and hold Owner harmless from all claims, actions, fines, penalties, and liabilities resulting from any third party claims of Contractor’s failure to pay overtime in violation of Legal Requirements.

G.In selecting employees to undertake any Work, Contractor shall select only those persons who are qualified by the necessary education, training, and experience to provide a high quality performance of the Work and properly licensed as required by applicable law. If Owner determines, in its reasonable discretion, that any personnel supplied by Contractor should be removed for ***, Owner shall so advise Contractor in writing of the determination and Contractor shall remove that employee from the premises and Project and will have up to *** to

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replace such employee with another individual. Whenever possible, replacements will be brought to the Project team early, prior to departure of the individual being replaced. Contractor shall assign another employee to work in place of the unacceptable employee. Replacement of employees for *** shall be at no cost to Owner. For removals due to ***, Contractor shall absorb any training costs, travel costs or travel time to the Jobsite for the replacement employee and from the Jobsite for the replaced employee. Contractor shall give Owner advance notice prior to removing Contractor’s supervisory or professional personnel from the job. Any such changes under this Section 30(G) shall not impact the Schedule and/or any Milestone Dates.

H.Contractor recognizes the importance of the safety of all workers at the Jobsite and agrees that accident prevention shall be an integral part of Contractor’s operation. Contractor shall provide and maintain adequate first-aid facilities and shall cooperate with all other contractors at the Jobsite and with Owner. Contractor shall retain on staff a full time Environmental Health and Safety Manager. Contractor shall furnish all reasonable information concerning the safety of its operations as may be required by Owner’s Designated Representative and Exhibit 0, including records of accidents to employees, radiation exposure hours of employees, and time lost due to accidents. In the event that Owner discovers a condition or Work practice that it considers to be unsafe, and which is caused by Contractor, Owner may suspend the Work, in whole or in part, without cost until the unsafe condition or Work practice is made safe and such shall not constitute an Excusable Delay.

I.Contractor’s employees’ vehicles and Contractor’s vehicles and equipment (and any of Contractor’s Subcontractors’ vehicles and equipment) shall be parked in areas expressly approved by Owner’s Designated Representative. Contractor’s employees and Subcontractors shall abide by the posted speed limit signs at all times. Each of Contractor’s vehicles utilized for all Equipment installation shall be of a consistent type, of a neat and clean appearance and shall be clearly marked with Contractor’s name and “Contractor for Progress Energy” in a manner prescribed by Owner.

J.Contractor’s employees (and any of Contractor’s Subcontractors) shall be properly dressed at all times while on the Jobsite. Proper dress includes, as a minimum, a clearly displayed Contractor employee identification, all appropriate and applicable personal protective equipment (such as hard hat with the correct identification numbers, safety glasses, etc.), neat and clean uniform shirt with at least one-quarter length sleeves, full-length trousers, and substantial hard-soled shoes. Contractor’s employees (and any of Contractor’s Subcontractors) not properly dressed shall be refused entry to or shall be subject to discharge from the Owner Jobsite.

K.Contractor shall provide each installation employee business cards to give on request to Owner’s Customers that need to talk with a Contractor Representative about service or claims. The card will include a telephone number and the name of the Contractor. Owner must pre-approve the cards prior to start of the Project’s installation Work. This card will also state, “Contractor employees are not allowed to collect Progress Energy customer payments.”

L.When sanitary facilities are furnished by Owner, Contractor’s employees (and any of Contractor’s Subcontractors) shall use only those designated and approved by Owner’s Designated Representative.

M.It is understood and agreed that Contractor may encounter Anchor brand meter enclosures while performing the Work. Contractor acknowledges that the Anchor brand of meter enclosure has a known issue of creating potentially life-threatening situations such as bursting into flames or flashing over when being serviced. Accordingly, Contractor agrees to: i) immediately notify Owner when Contractor encounters any such Anchor brand meter enclosure; and ii) to not complete any work on such Anchor brand meter enclosure until such time as Owner confirms (in writing) that the End Customer has installed the necessary equipment to make the meter enclosure safe.

N.Davis Bacon Act

Until directed by Owner to the contrary, Contractor shall be responsible for ensuring that Contractor and all tiers of Contractor’s subcontractors and sub-subcontractors providing any Work that is subject to the provisions of the Davis-Bacon Act (40 U.S.C. 3141-44 and 3146-47) and associated rules and regulations promulgated pursuant thereto by the Department of Labor (collectively, “Davis-Bacon Act”), governing minimum rates for wages for laborers and mechanics employed directly in the Work, comply with the provisions of the Davis-Bacon Act.

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Contractor and any subcontractor or sub-subcontractor that Contractor directly employs who has laborers or mechanics to perform Work, shall comply fully with minimum wage rate, record-keeping, reporting and other requirements of the Davis-Bacon Act. Contractor represents and warrants to Owner that i) any of Contractor’s subcontracts entered into to engage any person to perform Work subject to the Davis-Bacon Act, shall contain express provisions requiring full compliance by such subcontractor or other contracted party with the Davis-Bacon Act, including without limitation such contract provisions as are set forth in Exhibit X “Davis-Bacon Act Clauses”, attached hereto (which both parties agree and acknowledge are required as a matter of federal law to be included in any Davis-Bacon Act covered contract); and ii) all such subcontracts shall require the Davis-Bacon Act Clauses to be flowed down to lower tier subcontractors. Contractor shall ensure that each of its applicable subcontractors and sub-subcontractors provides to Contractor the payroll records and reports required pursuant to the Davis-Bacon Act consistent with the “Payrolls and Basic Records” clause set forth in Exhibit X. Upon request from Owner, Contractor shall provide such payroll records either directly to Owner or to the Department of Labor or any other governmental or regulatory body so identified by Owner to Contractor. Contractor acknowledge that the Rates set forth in Exhibit E that are subject to the Davis-Bacon Act are consistent with the requirements of the Davis Bacon Act and such Rates may be updated from time to time as required by applicable law.

OKey Employees. Prior to the Work or Services start date, Contractor and Owner shall mutually agree upon and designate in writing certain employees of Contractor as key employees as identified in Exhibit Z (collectively, the “Key Employees”; each, a “Key Employee”) who shall be assigned to Owner’s Project in accordance with this Contract. Before assigning an individual as a Key Employee, whether as an initial assignment or as a replacement, Contractor shall notify Owner of the proposed assignment, shall introduce the individual to appropriate representatives of Owner and shall provide Owner with information regarding the individual that may be reasonably requested by Owner, including without limitation, information relating to such employees educational background and experience. Contractor’s appointment of a Key Employee shall be subject to Owner’s written consent. Owner and Contractor shall meet as appropriate to update the list of Key Employees.

Should a designated Key Employee be required and designated for specific portions of the Work or Services, Contractor shall not reassign or replace any Key Employee, prior to the time that such specific portions of the Work or Services is completed and accepted by Owner, except for the reasons set forth below: (i) replacement or reassignment of a Key Employee pursuant to Owner ‘s written consent to such reassignment; (ii) Key Employee’s voluntary resignation from Contractor; (iii) dismissal of Key Employee by Contractor for misconduct, negligence, fraud, drug abuse, theft or unsatisfactory performance as determined by Contractor in respect of his or her duties and responsibilities to Owner pursuant to the Contract; or (iv) inability of Key Employee to work due to death, sickness or disability, or any relevant labor or employment legislation.

At Owner’s written request, Contractor shall promptly remove any Key Employee from the Owner Project for Good Cause.

In the event that Contractor wishes to replace or reassign a Key Employee for reasons other than those listed above, Contractor may make a written reasoned request to the Contractor’s Project Manager. The Contractor Project Manager will review such requests on a case-by-case basis.

In the event any Key Employee is reassigned or otherwise removed (by either Party) in accordance with this Section 30 before his or her service under the Contract is completed, Contractor shall as soon as practicable assign an appropriate replacement whom shall thereafter be designated as a Key Employee (subject to Owner’s approval in accordance with the first paragraph of this Section 30). Additionally, upon agreement of the Designated Representatives, in appropriate situations and if possible, in order to ensure a smooth transition between such Key Employees, Owner and Contractor shall jointly agree (such agreement not to be unreasonably withheld by either party) upon an appropriate overlap period where both the Key Employee being reassigned or removed and the replacement Key Employee are assigned to support the performance of the Services. During such overlap period, Owner shall only be responsible for the professional service charges associated with one individual.

In the event that any anticipated or actual delays in meeting a Work Authorization schedule are caused by the unacceptable performance or removal (by either Party) of any Key Employee, Contractor shall provide additional temporary personnel, at no additional charge to Owner, in order to complete the Work or Services in a timely manner.

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P.Authorized Contractor Employees: Contractor will allow only Contractor employees and contractors that meet the criteria set forth in this Section (“Authorized Contractor Employees”) to access Owner’s (1) network, (2) owned, leased or licensed equipment, (3) facilities and (4) information and data. Contractor shall be solely responsible for ensuring that Authorized Contractor Employees are not security risks, and upon Owners request, Contractor will provide Owner with any information reasonably necessary for Owner to evaluate security issues relating to any Authorized Contractor Employee’s access to the Owner (1) network, (2) owned, leased or licensed equipment, (3) facilities and (4) information and data.

Contractor will promptly notify Owner whenever any Authorized Contractor Employee no longer requires access to the Owner (1) network, (2) owned, leased or licensed equipment, (3) facilities and (4) information and data. Contractor will be solely responsible for the selection, implementation, and maintenance of security procedures and policies that are in compliance with this Section 30.N of the Contract and are sufficient to ensure that (a) such Contractor’s use of the Owner (1) network, (2) owned, leased or licensed equipment, (3) facilities and (4) information and data is secure from unauthorized access and is used solely for authorized purposes, and (b) Contractor’s business records, data and other confidential information are protected against improper access, use, loss, alteration or destruction.

Not more than once annually and upon 45 days prior written notice, Owner, either directly or through a third party acting on Owner’s behalf, retains the right to (a) actively monitor and audit Contractor’s access to information, assets or systems, compliance with terms of this Contract and for inappropriate access or use, and (b) audit security practices to ensure compliance with all other provisions and policies contained in this Contract.

Q.Contractor recognizes that other contractors and employees of Owner may be working or performing services in the same Owner Jobsite where Contractor or its Subcontractor is to perform Work, and shall use commercially reasonable efforts to coordinate its schedule and Work so as to be able to proceed without interruption and without interference with collateral work. Owner shall assist Contractor in coordinating such efforts.

Workplace Violence Prevention

Owner strives to provide a workplace for a worker that is free from physical attack, threats of violence and menacing or harassing behaviors.

Owner will not tolerate any unwanted or hostile physical contact, including physical attack, threat of violence, harassment, or damage of property by or against any worker including Owner employees.

Any worker who experiences, witnesses, or has knowledge of acts, conduct, behavior, or communication (threat) that may constitute or may lead to a workplace violence event should immediately report the incident to any of the following:

•Contractor’s Project Manager or Owner supervisor or manager, AND

•Corporate Security 1-888-275-4357 or

•The Ethics Line at 1-866-8Ethics (1-866-838-4427)

Use of Non-English Speaking Workers

Prior to the beginning of any task under this Contract, the Contractor shall notify Owner if it anticipates using any non-English speaking personnel at Owner’s Jobsite. If such personnel are used, the Contractor shall provide an on-site bilingual person to translate the site orientation and safety information training. Contractor shall be solely responsible for ensuring that the non-English-speaking workers are fully trained and understand the site orientation and safety information. In addition, any time the Contractor’s non-English speaking workers are present at an Owner facility the Contractor shall provide at least one bilingual person in each applicable work crew capable of both communicating in English and instructing the non-English speaking workers. The Contractor shall specifically identify these bilingual interpreters to Owner’s Designated Representative. For this purpose, a work crew is defined as any worker or group of workers in any specific location on Owner property, regardless of how the

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Contractor organizes his work force.

Owner may assist in facilitating communication of important safety information by offering bilingual versions of safety brochures or video presentations. If these are available, it in no way relieves the Contractor of providing the interpreter services stated above.

Code of Ethics

Contractor, Contractor’s employees, and employees of Contractor’s Subcontractor(s) performing Work under this Contract shall comply with Owner’s Code of Ethics. Owner will make the Code of Ethics available to Contractor in order for Contractor to provide a copy to any employee with (i) an unescorted presence for a single period of 15 calendar days or more upon property owned or leased by Owner (except right-of ways) or any of Owner’s subsidiaries or affiliates and/or (ii) access to Owner’s business critical infrastructure and/or (iii) security badge access to Owner facilities.

Each such employee shall sign an Acknowledgment Form in substantially the same form as in Exhibit I which shall be provided by Owner. Contractor shall retain the signed forms for Owner’s audit purposes for the term of the Contract plus one (1) year. The audit right provided herein shall not be restricted by any other audit provisions of the Contract. Owner may therefore, in Owner’s sole discretion, and at Owner’s cost, initiate any audit request pertaining to this Code of Ethics section upon thirty (30) Days prior written notice to Contractor and shall not be restricted to one audit per year. Contractor shall not be required to obtain signatures on Acknowledgement Forms for those employees assigned to Owner sites exclusively to provide storm support. Contractor, Contractor’s employees, and employees of Contractor’s Subcontractor(s) performing Work under this Contract are obligated to comply with all applicable laws and regulations and with all applicable health, safety and security rules, programs and procedures. The Owner Code of Ethics identifies principles concerning lawful and ethical conduct that must be followed by Contractor’s employees in the performance of Work. The Code of Ethics also provides for an AlertLine reporting mechanism that enables the reporting of suspected violations of law and of the Code of Ethics as a part of Owner’s program to prevent and detect violations of law and criminal or unethical conduct.

In order for Owner to confirm Contractor’s compliance with the Code of Ethics requirements in this Contract, Contractor is required to complete the Code of Ethics Compliance Plan attached as Exhibit J. This Plan identifies the points of contact within Contractor’s organization and other information for Owner to use in verifying Contractor’s compliance. Should any information on the Compliance Plan change during the term of the Contract, Contractor shall notify Owner’s Designated Representative in writing within thirty (30) Days of the change.

SECTION 31. FITNESS-FOR-DUTY POLICY

A.Contractor acknowledges its awareness of Owner’s contract personnel Fitness-For-Duty Program (FFDP) Drug and Alcohol Abuse Policy, which is as follows:

1.The use, possession or sale of narcotics, hallucinogens, depressants, stimulants, marijuana, or other controlled substances on Owner Property or while in pursuit of Owner’s business is strictly prohibited. This does not apply to medication prescribed by a licensed physician and taken in accordance with such prescription. Unauthorized consumption of alcohol on Owner’s Property is also prohibited. The use of the above substances or alcohol on or away from Owner’s Property which adversely affects the employee’s job performance, or which may reflect unfavorably on public or governmental confidence in the manner in which Owner carries out its responsibilities, as determined by Owner, is also prohibited.

2.The term “Owner’s Property” includes any property or facility owned, leased, or under control of Owner, wherever located, including land, buildings, structures, installations, boats, planes, helicopters, and other vehicles.

c.Owner’s FFDP applies to all Work performed at all Owner Jobsites under this Contract.

SECTION 32. LAWS AND PROJECT RULES

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A.General

Contractor and its Subcontractors, if any, shall observe and abide by all applicable laws, federal, state and local, and the rules and regulations of any lawful regulatory body acting thereunder in connection with the Work. Without limiting the foregoing, Contractor agrees to comply with applicable provisions of the Jessica Lunsford Act, Americans with Disabilities Act, Fair Labor Standards Act of 1938, the Occupational Safety and Health Act of 1970, Executive Order No. 11246, the Rehabilitation Act of 1973, the _Vietnam Era Veterans Readjustment Assistance Act of 1974, as amended, and their respective implementing regulations, which are made a part hereof as if set out herein. Contractor warrants that it will meet the legal requirements of the Immigration Reform and Control Act of 1986, including, but not limited to, verifying workers’ eligibility for U.S. employment through the completion of an I-9 form. Contractor and its Subcontractors, if any, shall also comply with all applicable Owner health, safety and security rules, programs or procedures.

To the extent applicable, and to the extent not contrary to applicable federal law, Contractor agrees that it will comply with the South Carolina Illegal Immigration Reform Act, Title 8 Chapter 14 of the South Carolina Code of Laws (the “Act”), and will require agreement from Contractor’s Subcontractors to (a) comply with the applicable requirements of the Act, and (b) include in their contracts with the sub-Subcontractors language requiring the sub-Subcontractors to comply with the applicable requirements of the Act. Contractor further agrees, to the extent applicable, to comply with, and to require agreement from its Subcontractors and sub-Subcontractors to comply with, all lawful demands by Progress Energy for documentation pursuant to the Act, including but not limited to, documentation required to establish either (a) the inapplicability of the Act to Contractor and its Subcontractors or sub-Subcontractors, or (b) that Contractor and its Subcontractors or sub-Subcontractors are in compliance with the Act.

To the extent applicable, during the performance of this Contract, the Contractor agrees as follows:

(1) The Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. Such action shall include, but not be limited to the following: Employment, upgrading, demotion, or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the contracting officer setting forth the provisions of this nondiscrimination clause.

(2) The Contractor will, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

(3) The Contractor will send to each labor union or representative of workers with which Contractor has a collective bargaining agreement or other contract or understanding, a notice to be provided by the agency contracting officer, advising the labor union or workers’ representative of the Contractor’s commitments under section 202 of Executive Order 11246 of September 24, 1965, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

(4) The Contractor will comply with all provisions of Executive Order 11246 of September 24, 1965, and of the rules, regulations, and relevant orders of the Secretary of Labor.

(5) The Contractor will furnish all information and reports required by Executive Order 11246 of September 24, 1965, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

(6) In the event of the Contractor’s non-compliance with the nondiscrimination clauses of this Contract or with any of such rules, regulations, or orders, this Contract may be canceled, terminated or suspended in whole or in

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part and the Contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive Order 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

(7) The Contractor will include the provisions of paragraphs (1) through (7) in every subcontract or purchase order unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to section 204 of Executive Order 11246 of September 24, 1965, so that such provisions will be binding upon each Subcontractor or vendor. The Contractor will take such action with respect to any subcontract or purchase order as may be directed by the Secretary of Labor as a means of enforcing such provisions including sanctions for noncompliance; provided, however, that in the event the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction, the Contractor may request the United States to enter into such litigation to protect the interests of the United States.

(8) The Contractor shall observe and abide by 29 C.F.R., Part 470, and the Equal Employment Opportunity provisions contained in 41 C.F.R 60-1.4, 41 C.F.R. 60-250.5(a), 41 C.F.R. 60-300.5(a), and 41 C.F.R. 60-741.5(a), all of which are incorporated herein by reference.

Contractor shall indemnify and hold Owner (or its parent, subsidiary or affiliate companies) and its plant co-owners harmless with respect to any claims, expenses (including attorney’s fees), liability or damages arising out third party claims of Contractor’s failure to comply with any applicable laws, rules, or regulations.

Work performed and materials and Equipment provided by Contractor shall conform to and comply with all the applicable federal, state, and municipal laws, rules, and regulations concerning occupational health and safety, including, but not limited to, the Occupational Safety and Health act of 1970 and the regulations and standards issued thereunder (hereinafter “OSHA requirements”). Contractor warrants that any Work performed in a location partially or entirely under Contractor’s control shall be performed in accordance with “OSHA Requirements”. Contractor further warrants that all materials and Equipment furnished by Contractor shall conform to and comply with all applicable provisions of “OSHA requirements” and the regulations and standards issued thereunder, specifically those (designed to accept a lockout device, machine guards in place, etc.) Contractor shall require these warranties of adherence to “OSHA requirements” from each Subcontractor and supplier it employs. Contractor shall indemnify and hold harmless Owner (including its parent, subsidiary and affiliate companies) from all damages suffered by Owner (including its parent, subsidiary and affiliate companies) (including damages to third parties) as a result of third party claims of the failure of Contractor or any of its Subcontractors or suppliers to comply with “OSHA requirements” and for the failure of any of the materials or Equipment furnished to so comply.

Each Party will fully comply with all applicable export and import control laws and regulations with regard to any Work or with regard to information supplied by either Party to the other Party under this Contract. In particular, neither Party shall directly or indirectly use, transport, export, re-export, distribute, transfer, transmit or otherwise make available (in any form including visual access) any such Work or information in whole or in part, in any form without the other Party’s consent or in violation of any such laws or regulations, including but not limited to any applicable export controls of the U.S. Nuclear Regulatory Commission, the U.S. Department of Energy or the U.S. Department of Commerce.  Products and technology may not be provided or made available either directly or indirectly: (i) into Cuba, Iran, North Korea, Sudan, Syria or any other country subject to United States trade sanctions, or to individuals or entities controlled by such countries or to nationals or residents of such countries (other than nationals who are lawfully admitted permanent residents of countries not subject to such sanctions); or (ii) to anyone on any denied, prohibited, or unverified list maintained by the United States, including the United States Treasury Department’s list of Specially Designated Nationals and Blocked Persons or the United States Commerce Department’s Denied Person’s or Entity’s list. In no event shall Owner be obligated under this Contract or any other agreement to provide access to or furnish any Work or information except in compliance with applicable United States export control laws, regulations, policies, licenses and approvals.

To the extent and in the amount the purchase price of any materials is paid by Owner to Contractor prior to delivery, Owner shall obtain a lien on the material. Such lien shall be fully enforceable and of the highest priority allowed by law. Nothing in this Section shall be construed as releasing or waiving any responsibility of the Contractor either under this Contract or at law.

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Whenever any property (other than Equipment) of Owner is sent to Contractor’s premises for repair, refurbishment, or any other purpose, title to such property shall at all times remain with Owner. Contractor shall clearly mark such property to show that it is owned by Owner and shall keep all such property separate from Contractor’s own property and the property of any third parties. Contractor’s interest in such property shall be only that of a bailee, and such property shall not be subject to any lien, security interest or other claim asserted by any creditor of Contractor. Contractor shall bear the risk of loss or damage to such property while it is on Contractor’s premises; and Contractor shall also bear the risk of loss or damage to the property while it is in transit between Owner’s premises and Contractor’s premises when the arrangements for transportation of the property have been made by Contractor rather than Owner.

Should compliance with any laws, rules, regulations, or ordinances of any federal, state, or local authority, or of any agency thereof (including, but not limited to, certification to do business as a foreign corporation) require any changes in the Work or should any permits, licenses, or approvals of plans and Specifications for the Work and any additional Work or any permits, licenses, or approvals for the installation or use thereof be required as applicable to Contractor, Contractor assumes the risk and responsibility for such compliance or change, or for securing such permits, licenses, and approvals from the proper authorities, and for paying any associated costs or fees.

B.Accident Reports

Contractor shall immediately provide a verbal report to Owner of any and all accidents whatsoever, including death or personal injury or property damage, arising from or in connection with the performance of the Work. This will be followed by a written report to be furnished to Owner within five (5) Days of occurrence.

C.Taxes and Contributions

Contractor assumes exclusive liability for all contributions, taxes or payments required to be made under the applicable federal and state Unemployment Compensation Act, Social Security Acts and all amendments, and by all other current or future acts, federal or state, requiring payment by the Contractor on account of the person hired, employed or paid by Contractor for Work performed under this Contract.

D.Contractor’s License Requirements

Contractor shall comply with the applicable requirements of the governing state necessary and required to carry out the Work. Contractor shall obtain all necessary licenses prior to mobilization on the Jobsite and shall maintain such required licenses during the duration of the Project.

E.Environmental Provisions

1.Compliance with Environmental Laws

(i)In performing its obligations and other activities pursuant to this Contract, Contractor shall comply with all applicable facility permits and Environmental Laws.

(ii)Asbestos or Lead Containing Materials (ACM or LCM)

If while performing Work Contractor encounters Asbestos Containing Materials (ACM) or Lead Containing Materials (LCM), Contractor shall immediately notify Owner’s Designated Representative. Contractor shall not Manage such ACM or LCM without Owner’s prior written approval. Owner shall perform or engage others to perform any required remediation.

(iii)Contractor may obtain from Owner’s Designated Representative any records and other information, which Owner’s Designated Representative deems relevant to Contractor’s compliance with Environmental Laws. Owner does not

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warrant the accuracy or completeness of such records and information, and Contractor shall determine independently how to conform its activities to the requirements of Environmental Laws.

2.Regulated Substances and Hazardous Wastes

(i)Prior to bringing any Regulated Substance onto Owner Property, Contractor shall deliver to Owner’s Designated Representative: (1) notice of the Regulated Substance’s identity and intended use, (2) notice of the length of time the Regulated Substance shall be used on Owner Property, (3) a description of any wastes that shall be generated as a result of using the Regulated Substance and (4) on site storage plan and location and MSDS.

(ii)Prior to bringing onto Owner Property any Regulated Substance, Contractor shall deliver to Owner a description of the potential for Owner employee exposure to the Regulated Substance, the Regulated Substance’s brand name (including generic name and chemical abstract number [CAS#]), container volume or weight, number of containers, container pressure and temperature, physical state, storage location, estimated annual usage, manufacturer and material safety data sheet.

(iii)Prior to the known generation by Contractor, its Subcontractors or suppliers, of Hazardous Waste, Contractor shall prepare a waste determination and minimization plan (40 CFR parts 260-265 and 268). Contractor shall obtain Owner’s prior written approval for Hazardous Waste storage location and provide DOT-compliant storage containers. Contractor employees who handle Hazardous Waste shall have required DOT training and certification. Contractor shall not remove such Hazardous Waste from Owner Property or otherwise dispose of such Hazardous Waste. Disposal costs of such Hazardous Waste shall be Contractor’s sole responsibility and, to the extent applicable, included in Contractor’s firm fixed price.

(iv)If Hazardous Waste not otherwise generated in Subsection 2(iii) above is encountered by Contractor on Owner Property or the Jobsite during the course of the Work, Contractor shall immediately notify Owner and Owner shall have the sole discretion to determine the actions (including reporting), if any, to be taken with respect to such Hazardous Waste.

3.Upon completion of the Work, Contractor shall remove all of Contractor’s unused Regulated Substances from Owner Property.

4.Releases

(i)Contractor shall not Release any Regulated Substance on Owner Property, or on any roadways leading to or from Owner Property.

(ii)In the event Contractor Releases any Regulated Substance on Owner Property, Contractor immediately shall notify Owner’s Designated Representative and clean-up and remediate the Release pursuant to all applicable Environmental Laws and to Owner’s direction and reasonable satisfaction. Owner’s costs in supervising, directing; inspecting, and/or assisting Contractor to respond to the Release shall be subject to Indemnification under Subsection 5 hereof Owner will be responsible for all regulatory reporting of Releases.

(iii)If, following a Release, Contractor fails to comply with the terms of Subsection

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4 (ii), Owner may in its discretion clean-up and remediate the Release and otherwise perform Contractor’s obligations. Owner’s costs in performing Contractor’s remedial activities shall be subject to Indemnification under Subsection 5 hereof

5.Environmental Indemnity

(i)Contractor agrees to indemnify Owner from Environmental Claims for injury to or death of persons or loss of or damage to property (including the property of Owner) caused by the Release, spill, containment, storage, transportation or seepage of any Regulated Substances ***.

(ii)*** agrees to *** for *** (including ***) caused by the ***.

6.Environmental Audits

Owner shall have the right to conduct an environmental review of any of Contractor’s or its Subcontractor’s or supplier’s facilities related to Owner Property, the Jobsite, or the Work at any time to verify compliance with federal, state and local statutes, regulations and ordinances. Contractor shall ensure that Owner shall have the right to conduct on-site environmental audits of any Subcontractor’s facilities to verify compliance with all federal, state and local statutes. Contractor shall perform periodic self-assessments to ensure compliance with all requirements.

7.Cooperation with Owner’s Environmental Reporting and Self-Assessment Policies

(i)Contractor shall cooperate with Owner’s environmental reporting and self-assessment and shall, as a part of the Work, comply with and prepare all necessary documentation as required therein.

(ii)Contractor shall provide Owner with original environmental reports or records within five (5) Days of creation or receipt.

8.Definitions

The definitions below only are applicable to this Section 32, E.

(i).ACM or Asbestos-Containing Material means (a) friable asbestos material, (b) Category I nonfriable ACM (as defined in 40 C.F.R. §61 (Subpart M)) that has become friable, (c) Category I nonfriable ACM that shall be or has been subjected to sanding, grinding, cutting or abrading or (d) Category II nonfriable ACM (as defined in Subpart M) that has a high probability of becoming or has become crumbled, pulverized or reduced to powder by the forces expected to act on the material in the course of demolition or renovation operations.

(ii)Environmental Claim means any (1) administrative, regulatory or judicial action or cause of action, suit, liability, judgment, penalty, damages, directive, order, claim relating in any way to any Environmental Law, the Management of any Regulated Substance, the presence of any Regulated Substance in the environment or any alleged injury or threat of injury to health, safety, property or the environment and (2) cost or expense (including, without limitation, any attorneys’, experts’ and consultants fees’ and expenses) which is or may be necessary, to comply with any Environmental Law, to respond to and defend against any action listed in clauses (1) and (5), to protect the health or safety of any person, or to permit or facilitate any lawful use of real property.

(iii)Owner Property means any property, facility or Equipment owned, leased or

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under the control of Owner, including without limitation the Existing Plants, wherever located, including land, buildings, structures, installation, boats, planes, helicopters and other vehicles.

(iv)Environmental Law means any federal, state or local law, statute, ordinance, rule, guideline, judicial or administrative order or other public authority now in effect or hereafter enacted that is applicable to the Work and relating to (1) the regulation or protection of human health, safety, occupational safety and health, the environment or natural resources or (2) any Regulated Substance.

(v)Hazardous Waste means any waste or combination of wastes in solid, liquid, semisolid, or contained gaseous form which, because of its quantity, concentration, or physical, chemical or infectious characteristics, may (1) cause or significantly contribute to an increase in mortality or an increase in serious irreversible or incapacitating reversible illness; or (2) pose a substantial present or potential hazard to human health or safety or to the environment when improperly generated, stored, treated, transported, disposed of, or otherwise managed. It includes any waste identified by federal, state and/or local regulation or statutory reference including but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, the Solid Waste Disposal Act, the Hazardous Materials Transportation Act, the Clean Air Act, as amended, the Clean Water Act, as amended, the Safe Drinking Water Act and the Toxic Substances Control Act.

(vi)Indemnify, with respect to any Environmental Claim, means (1) to indemnify, save and hold harmless, reimburse and make whole on an after-tax basis, the designated indemnitee and its affiliates and their respective officers, directors, employees, partners and agents from any Environmental Claim imposed on or incurred by the indemnitee, or asserted by any third party against the indemnitee; (2) to defend any suit or other action brought against the indemnitee on account of any Environmental Claim and (3) to pay any judgment against, and satisfy any equitable or other requirement imposed on, the indemnitee resulting from any such suit or action, along with all costs and expenses relative to any such Environmental Claim, including, without limitation, reasonable attorney’s, consultant’s and expert witness fees and public relations costs.

(vii)LCM or lead containing material means metallic lead, all inorganic lead compounds and organic lead soaps.

(viii)Manage or Management, with respect to any substance or material, means the manufacture, processing, distribution, use, possession, generation, transportation, labeling, identification, handling, removal, treatment, storage, disposal, Release or threatened Release thereof.

(ix)Regulated Substance means any chemical, material, substance or waste the exposure to, access to or Management of which is now or hereafter prohibited, limited, governed or regulated by any law or governmental unit, or any substance, emission, or material now or hereafter determined by any court or governmental authority having jurisdiction, to be a regulated substance, hazardous substance, toxic substance, pesticide, hazardous waste, or any similar classification. Regulated Substances include without limitation Hazardous Substance, ACM and Lead.

(x)Release(s), with respect to any substance or material, means any spilling, leaking, pumping, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of such substance into the environment, or any other act or event the occurrence of which would require containment, remediation, notification or similar response under any law.

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9.On-site Hazardous Materials

***, provided that such Regulated Substances (i) were not brought or caused to be brought on the Jobsite by any act or omission of Contractor or any Subcontractor pursuant to the performance of the Work, (ii) were not improperly handled, treated or stored at the Jobsite by Contractor or any Subcontractor, or (iii) were not the result of any negligent, willful, or unlawful act or omission of Contractor or any Subcontractor. Owner shall have the sole discretion to determine the action, if any, to be taken with respect to such Regulated Substances. If encountered, Contractor shall immediately stop work and notify Owner.

F.Federal Subcontracting Requirements:

1.As applicable, Contractor agrees to comply with the following provisions of the following Laws, Executive Orders, and any rules and regulations issued thereunder:

•Provisions of the Utilization of Small Business Concerns clause set forth at Section 52.219-8 of the Federal Acquisition Regulations, Title 48 of the Code of Federal Regulations

•Provisions of the Small Business Subcontracting Plan clause set forth at Section 52.219-9 of the Federal Acquisition Regulations, Title 48 of the Code of Federal Regulations.

2.The Contractor agrees to fully comply with such provisions and any amendments thereof, as applicable to Contractor. In addition, Contractor shall ensure that its Subcontractors shall comply with such provisions, as applicable.

3.Compliance with the above provisions involve the development of a subcontracting plan, as prescribed in 19.704 of the Federal Acquisition Regulations, herein incorporated by reference. The attached Supplier Diversity and Business Development Subcontracting Report shall be used to report awards to small business concerns under the subcontracting plan.

SECTION 33. CONFIDENTIALITY; USE OF INFORMATION

Confidential Information shall remain the sole property of the disclosing party and shall not be disclosed without the prior written consent of the disclosing party. The Parties agree to protect the Confidential Information of the other in the same manner it protects the confidentiality of similar or related information and data of its own (and at all times exercising at least a reasonable degree of care). Each Party, as the receiving Party of the other Party’s Confidential Information, shall not disclose any Confidential Information to any person or entity, except to the receiving Party’s employees or Subcontractors who (a) need to know the Confidential Information to assist the receiving Party; (b) are informed by the receiving Party of the confidential nature of the Confidential Information; and (c) are subject to confidentiality duties or obligations of the receiving Party that are no less restrictive than the terms and conditions of this Contract. Information (except for PIT) will not be deemed Confidential Information if it is: (i) available to the public by means other than a breach of an agreement with disclosing party, (ii) rightfully received from a third party not known to be in breach of any obligation of confidentiality, (iii) independently developed, established or obtained by one party without use of the Confidential Information of the other; or (iv) known to the recipient at or around the time of disclosure (other than under a separate confidentiality obligation). The recipient may be required to disclose Confidential Information in compliance with applicable law or court order, provided the other party is given reasonable prior notice of the same so that the other party can attempt to obtain a protective order.

Without limiting the generality or specificity of any other provision of this Contract or any other agreement between Owner and Contractor, each Party (including any Subcontractors) will observe and comply with all applicable laws, rules and regulations, including applicable consumer privacy laws, regarding the use, disclosure, protection and safeguarding of personally identifiable information (“PII”) in connection with its obligations hereunder. Contractor shall access only that PII necessary to provide the Services and will not use or disclose PII except to the extent necessary to perform the Services and for no other purpose, including Contractor’s own

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purposes. Contractor will store PII in such a manner that only Contractor’s employees or Subcontractors who are expressly permitted to access PII hereunder may access such PII. For clarity, all PII accessed or used by Contractor in connection with this Contract shall constitute the Confidential Information of Owner. Except to the extent necessary to provide the Work and without limiting any other provisions in this Section, Contractor shall not, and shall not permit any third party to use, disclose or access PII for the purpose of: i) discussing, marketing or selling any product or service; ii) marketing or selling any PII; iii) creating any de-identified or aggregated data; or iv) making any other improper indirect use including directing or encouraging any such actions based on the PII. In addition to specific Advanced Encryption Standards as set forth below in connection with any storage or permitted export of sensitive data such as PII, each Party shall comply with and conform to other recognized common body of knowledge standards and best practices regarding information security relating to sensitive data such as PII. Each Party will use and disclose only the minimum necessary amount of PII to accomplish the intended purpose of the Work. Each Party shall employ administrative, physical, and technical safeguards consistent with recognized common body of knowledge standards and best practices regarding information security relating to sensitive data such as PII, including those practices specifically set forth in the following paragraph, to prevent the unauthorized use, disclosure, compromise, access, destruction, modification or loss of sensitive data such as PII. Upon completion of the Work, or termination of the Contract, Contractor shall return or destroy all PII, keep no copies of PII, and certify in writing to Owner that such return or destruction is complete. Contractor will immediately report to Owner any suspected or actual security incident involving any systems containing PII and any use, disclosure, compromise, or loss of PII not authorized under this Agreement. Contractor will fully cooperate with Owner in response to any such incident. Contractor will report to Owner and fully cooperate with Owner in responding to any complaints or questions regarding Contractor’s or Owner’s privacy practices regarding PII. Contractor shall comply with all applicable and reasonable privacy and security policies relating to PII of Owner that Owner provides to Contractor in writing. If Contractor becomes aware that any unauthorized access to or dissemination of PII has occurred, Contractor will immediately report such incident to Owner, describing in reasonable detail the accessed, disclosed or disseminated PII and take all reasonably necessary measures within its control to mitigate and prevent recurrences and to stop the access, disclosure and dissemination of the PII. Contractor shall immediately return to Owner any copied or removed PII data. Contractor will defend, indemnify and hold harmless Owner and its officers, directors, and employees for any third party claims, liabilities, losses, causes of action, damages, settlements, costs and expenses (including, without limitation reasonable attorneys’ fees and costs) directly arising from any act or omission related to or a failure of Contractor to comply with the terms of this section of the Contract. All obligations of Contractors under this Section shall also apply to any of its Subcontractors.

Contractor will protect PII data using the following mechanisms:

1.SFTP
PII data in transit will be transferred via FTP over SSH (SFTP) using AES-SSH- 2 RSA 2048 bit encryption methodology. Once transferred, the data will be further encrypted via PGP so that the idle data at rest is encrypted.

2.Handhelds
The data that is in handhelds is limited to name, address, meter #, account # and meter readings. There is a limited quantity of data on each handheld, typically no more than 50 meters. The handhelds are password protected with automatic logout. The handhelds can be remotely wiped in the event of theft or loss. For clarity, the data on the handheld unit is not encrypted.

3.Database server
The database server used to store the PII data is not Internet facing. Access to the server for support and maintenance is via encrypted VPN (using AES-3DES/SHA 1 encryption methodology). The server is located in a secure datacenter with limited physical access. For clarity, the data on the database server is not encrypted.

4.Web server
Grid One Solutions personnel and utility company people access the PII data via a web browser with an SSL (using SHA 1 RSA, 2048 bit encryption methodology) connection, which protects the PII data in transit. The server is located in a secure datacenter with limited physical access. For clarity, there is no data at rest on the web server.

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Owner acknowledges that, to its knowledge, (i) it has, and will continue to have, during the term of this Contract, the legal right and authority to access, use and disclose PII, and Owner ‘s systems or environments to Contractor (or its Subcontractors) set forth hereunder, and (ii) Contractor’s (or its Subcontractor’s) use of any such PII in strictly accordance with this Contract will not violate any applicable laws or regulations or cause a breach of any agreement or obligation between Owner and any third party. ***.

If, in performing Work under this Contract, Contractor utilizes any mobile computing device (whether supplied by Owner or provided by Contractor, including but not limited to any laptop computer, memory stick, compact disks or other mobile devices (collectively “Devices”) that accesses and/or stores any Owner PII or any other Owner confidential and/or protected information (including but not limited to Owner ‘s critical business information, password information or Internet Protocol (IP) address information), Contractor shall:

a.Maintain password-protected screen savers for any such Device along with the most up-to-date encryption software and techniques;

b.Remain in physical possession of the Device at all times and (except in an emergency), never leave the Device unattended in Contractor’s motor vehicle

c.If the Device must be left unattended in Contractor’s motor vehicle due to an emergency, store the Device either in the trunk of Contractor’s motor vehicle or well hidden out of sight within the passenger area of Contractor’s vehicle.

d.Never access the information on any Device while traveling on aircraft or any other mode of public transportation, doing so would cause the Work to be visible by others;

e.Properly secure the Device in Contractor’s place of lodging or work by using a suitable locking mechanism;

f.Never attempt to access or connect to Contractor’s computer network with any Device or other hardware or software whatsoever, including but not limited to smartphones; and

g.Agree that the breach of this section by Contractor is considered a material breach of the Contract.

The provisions of this Section shall survive termination of this Contract, or the last Work Authorization, whichever is longer, for a period of five (5) years or the maximum period allowed under applicable law as it relates to trade secrets.

SECTION 34. PUBLIC COMMUNICATION

Contractor agrees to cooperate with Owner in maintaining good community relations. Owner will issue all public statements, press releases, and similar publicity concerning the Work, its progress, completion, and characteristics. Contractor shall not make or assist anyone to make any such statements, releases, photographs, or publicity without prior written approval of Owner.

SECTION 35. BACKGROUND INVESTIGATION AND DRUG SCREENING

NOTE: The requirements of this Section do not apply to nuclear protected/vital area access.

In order for Owner to confirm Contractor’s compliance with the Background Investigation/Drug Screen requirements in this Contract, Contractor is required to complete the Background Investigation/Drug Screen Compliance Plan attached in Exhibit K in accordance with the terms of this Contract. This Plan identifies the points of contact within Contractor’s organization and other information for Owner to use in verifying Contractor’s compliance. Should any information on the Compliance Plan change during the term of the Contract, Contractor shall notify Owner’s Designated Representative in writing within thirty (30) days of the change.

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Contractor shall conduct a Background Investigation (“BI”) and pre-assignment Drug Screen (“DS”) as described below only for Contractor’s employees and/or Contractor’s Subcontractor employees whose scope of work to be performed will require: (i) an unescorted presence for a single period of 15 calendar days or more upon property owned or leased by Owner (except right-of ways) or any of Owner’s subsidiaries or affiliates and/or (ii) access to Owner’s business critical infrastructure and/or (iii) security badge access to Owner facilities. In addition, BI/DS requirements may be applied to other personnel upon mutual agreement of Owner and Contractor. Owner shall reimburse Contractor in accordance with Paragraph E of this Section for each Contractor employee and subcontractor employee for whom an approved provider performs full or updated BIs and DSs, unless Work is performed on a firm fixed price basis. Owner shall not be obligated to reimburse Contractor for any BI or DS expense for any Contractor employee or subcontractor employee who fails to meet the minimum acceptable qualifications. The BIs and DSs must be performed by service providers approved by Owner as acceptable to conduct BIs and DSs (the “Approved BI and DS Providers”). Paragraph E of this Section lists the Approved BI and DS Providers.

Contractor shall obtain a release from each of its employees and Subcontractor employees that will perform Work under the terms of this Contract that allows Owner, upon 21 days prior written notice and at Owner’s expense, to have a mutually agreeable independent third party auditor, inspect the BI and DS records from the Approved BI and DS Provider’s web enabled access systems or through other methods agreeable to Owner. Such auditor will inspect these records only for the purpose of conducting periodic audits to ensure compliance with the conditions herein, and for the purpose of audit required by a governmental agency. In instances in which an employee or any Subcontractor employee of Contractor is granted access to a facility or property that is covered within the scope of the North American Electric Reliability Corporation Critical Infrastructure Protection (NERC CIP) regulations, 18 CFR 39, or the Chemical Facility Antiterrorism Act (CFATS) regulations, 6 CFR 27, Contractor agrees, subject to the applicable employee’s or Subcontractor employee’s prior written consent, to permit Owner to either obtain and maintain a copy of the BI and DS pass/fail information only of each Contractor employee or Subcontractor employee, or permit Owner to perform its own BI and DS of each Contractor employee of Subcontractor employee, in order for Owner to demonstrate access eligibility and compliance with the NERC CIP and CFATS regulations.

Contractor agrees to maintain BI records for a minimum of seven (7) years after the Work is completed.

Contractor is solely responsible for ensuring that Contractor’s employees and any Subcontractor employees assigned to the Work meet or exceed the minimum requirements of this Section. Contractor must have all BIs and DSs completed prior to the start of Work by the employee. In the case of emergencies, Contractor may be permitted to start Work while the BIs or DSs are being conducted upon prior written approval by Owner.

If there is a greater than 90 day period of separation of service for a contract employee that is to be rehired and reassigned to Owner property, an updated background investigation (since the last BI) and drug screen are required. A new BI is not required for a returning Contractor employee who separated from the contract company within the last 90 days and had a background investigation and drug screen, which meets the current contract requirements, completed within the last three years.

A. Responsibilities

Contractor shall be responsible to:

1.Comply with the legal requirements of the Immigration Reform and Control Act of 1986, including, but not limited to, verifying its employees’ and ensuring its subcontractors verify their employees’ eligibility for U.S. employment through the completion of an 1-9 form for each employee or subcontractor employee. Documentation of 1-9 form completion will be maintained by the Contractor and Owner may, upon reasonable request and through the use of a mutually agreeable third party independent auditor, confirm that Contractor has up-to-date I-9 documentation on file for applicable personnel. Contractor is the employer and makes decisions regarding assignments.

2.Initiate and ensure the completion of the appropriate BIs of its employees and cause its Subcontractor to initiate and ensure completion of appropriate BIs. Contractor’s employees and

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Contractor’s Subcontractor employees should be required to complete a background questionnaire or employment application which includes additional names used by applicant, history of residences and criminal history. Contractor is the employer and makes decisions regarding assignments based on these guidelines.

3.Notify its employees and any Subcontractor employees of the terms and conditions of the BI and DS and requirements of this Contract.

4.Furnish Owner with any Contractor employees and subcontractor employees who meet or exceed the requirements of the BI and DS and the terms and conditions of the Contract.

5.Obtain written permission for the release to Owner’s independent third party auditor of its employees’ and any subcontractor employees’ personal history information and information contained in the BI report and DS for purposes of any audit to be performed in accordance with the first two sentences of the third paragraph of this Section.

6.Subject to applicable law, require its employees and subcontractors to report any convictions and evaluate under the Rejection Criteria to determine if Contractor’s employee or any Subcontractor employee meets Owner’s criteria for rejection. (All Contractor employees and any of its Subcontractor employees who meet the Rejection Criteria must be removed from Owner’s Work immediately.)

7.Abide by the Fair Credit Reporting Act (FCRA) requirements and all other applicable state and federal laws regarding BIs and DSs, and consent to release information.

8.Re-run BI and DS in accordance with this Section for any applicable personnel for cause.

B. Types and Components of Background Investigation

1. Full Background Investigation

a.Social Security Number/Name/Address Validation

Contractor shall verify the Social Security Number (SSN), name, date of birth and/or addresses of its employees, and ensure its Subcontractors verify the same of their employees, from sources such as an SSN trace report available through credit databases. Contractor agrees to perform, and ensure its Subcontractors perform, additional criminal history checks for names and addresses that appear on the SSN report within the past seven (7) years and cannot be attributed to a spouse’s surname or typographical error. Contractor, and its Subcontractors, shall resolve any discrepancies discovered, including multiple SSNs that do not appear to be typographical in nature. Contractor shall verify its employees’, and ensure its Subcontractors verify its employees’, SSNs through applicable Social Security Administration resources.

b.Criminal Record

Prior to Contractor’s employee or Subcontractor employee performing Work, Contractor shall conduct a criminal history record check covering the previous seven years in each applicable state/locality/county where Contractor’s employee has resided, including addresses within the past seven years identified on the SSN Trace Report, or where Contractor’s employee disclosed criminal history on the background questionnaire. Contractor shall take action to ensure its subcontractors conduct the same criminal history record check and comply with the requirements listed in this subsection for each of its employees.

Record checks should be conducted by contacting the appropriate agency of record such as state criminal record repositories (normally statewide repositories should only be used for states such as New York and North Carolina, unless otherwise approved), state and local courts. Contractor shall ensure record repositories hold complete criminal history information (at a minimum pending cases, misdemeanor

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records, and felony records).

Reported criminal records to Contractor should include specific offense information, court and jurisdiction and disposition of charge.

c.Terrorist Watch List Search (Patriot Act)

Contractor shall conduct a Terrorist Watch List search through the U. S Office of Foreign Asset Control on Contractor’s employees and Subcontractors employees intended to perform Work in accordance with the parameters set forth above. The search shall include a check of whether the employee or subcontractor employee is a Designated National or Blocked Person, as defined by the U. S Office of Foreign Asset Control.

d.Drug Screen

Contractor shall conduct a DS as defined below in this Section for Contractor employee’s and Subcontractor employees intended to perform Work in accordance with the parameters set forth above.

2. Updated Background Investigation

An updated BI is acceptable for Contractor’s re-hired employees or Subcontractors’ employees if the employee or Subcontractor employee previously had a full BI and DS completed that meets Owner’s criteria described in this Section and it was completed by the current Contractor within the past three years of current effective Work start date. The following components shall be checked:

- Criminal history checks in the county or counties where Contractor’s employee or Subcontractor employee has resided, including addresses on the SSN Trace Report since the last seven year check was performed.

- Terrorist Watch List search
- DS

C. Rejection Criteria to Disqualify Candidates for Assignment

The decision by Contractor to disqualify an employee or Subcontractor employee for assignment shall be based upon consideration of all relevant information, favorable and unfavorable, as to whether the assignment would be clearly consistent with the necessity to maintain an environment conducive to a safe work place.

To assist in making appropriate determinations, this matrix identifies several types of adverse information. These are not all-inclusive, but contain many of the factors, which may raise legitimate questions to a Contractor’s employee’s or Subcontractor employee’s eligibility for assignment. Contractor is the employer and makes decisions regarding assignments based on these general guidelines.

1. Criminal Charges

a. Criminal Charges Pending

“Pending” is defined as awaiting formal review by the court to determine the disposition of the arrest. All pending charges will be evaluated on a case by case basis; however pending charges which may meet Owner’s criteria for dis9ualification if convicted will normally preclude an acceptable recommendation.

Charges which result in a disposition of adjudication withheld, nolle pross, pre-trial intervention, prayer for judgment continued or are otherwise unadjudicated shall be evaluated on a case by case basis. This

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evaluation shall focus on the status of the charge, and the behavior or incident which resulted in the charge being made, and the effect on an applicant’s trustworthiness and reliability.

b. Felony Convictions

CRITERIA FOR REJECTION	ACTIONS TO BE CONSIDER
Any felony conviction within the last five years	Not eligible for assignment for five years from the date of conviction.

Persons currently on active probation/parole or a work furlough program for a felony conviction or participating in court diversion program for charges which would meet rejection criteria. (Ex. Pre-trial intervention and deferred prosecution).

Not eligible for assignment until completion of probation or parole or court diversion program. Eligibility must also comply with criteria above (As if convicted)
Failure to fulfill a court order (i.e. failure to appear) for any felony conviction.	Not eligible for assignment until disposition of court order is completed.

c. Misdemeanor Convictions

CRITERIA FOR REJECTION	ACTIONS TO BE CONSIDER
Any misdemeanor conviction within the last five years involving illegal drugs (includes individuals currently serving a court-ordered diversion program)	Not eligible for assignment for five yea date of last conviction.
Any misdemeanor conviction within the last year involving violence or theft.	Not eligible for assignment for one year the date of conviction.
Three or more misdemeanor convictions involving alcohol, violence or theft within the last five years. For example, convictions in 11/2005, and 11/2006 and 6/2007 not eligible until 11/2010	Not eligible for assignment for five yea the date of earliest conviction.

Persons on active probation/parole or a work furlough program for a misdemeanor conviction or participating in court diversion program for charges which would meet rejection criteria. (Ex. Pre-trial intervention and deferred prosecution).

Not eligible for assignment until completion of probation or parole or court diversion p Eligibility must also comply with criteria above. (As if convicted)

Multiple misdemeanor convictions; including, but not limited to acts of violence, alcohol, and theft that demonstrate a pattern of continued disregard for the laws of the land and adversely reflects on the person’s reliability and trustworthiness.

Contractor shall exercise reasonable di; to determine appropriate action on a ca case basis.
Failure to fulfill a court order (i.e. failure to appear) for any misdemeanor conviction	Assignment may not be recommended I the severity of the court order.

d. Other

CRITERIA FOR REJECTION	ACTIONS TO BE CONSIDER
One drug test failure	Not eligible for assignment for 5 years.

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Evidence or admission of use, possession or sale of illegal substances	Not eligible for assignment for 5 years from the most recent occurrence.
The refusal to participate in drug testing	Not eligible for assignment.
Attempted to subvert the testing process, or has shown in any way to have altered a specimen provided for testing	Not eligible for assignment for 5 years.
Any other information that would adversely reflect upon the reliability and trustworthiness of the person as it relates to their assignment to Owner	Not eligible for assignment — eligible to reapply determined on a case by case basis.
Prior termination due to a Progress Energy Code of Ethics Violation	Not eligible for assignment.
Information regarding denial at any of Owner’s nuclear facilities.	Employment may not be recommended based on the reason for denial.
Social Security Number not verified by Social Security Administration	Not eligible for assignment until verification of Social Security Number is validated.

D. Drug Screen

All of Contractor’s employees and Subcontractors’ employees who will require a BI will also be required to have a DS. Contractor must have all DSs completed prior to the start of Work. In the case of emergencies, Contractor may be permitted to start Work while the DSs are being conducted. (All DSs must be completed within 10 working days of starting work.)

A certified Health and Human Services Laboratory must perform all DSs. Only Contractor employees and subcontractor employees whose test result is determined to be negative are eligible to work on Owner controlled property. In addition, Contractor employees and Subcontractor employees who refuse to participate in DSs, attempt to subvert the DS testing process, or are shown in any way to have altered a specimen provided for any DS are not eligible to work under this Contract.

Owner shall not be obligated to reimburse Contractor for any DS expense for Contractor employees or Subcontractor employees who fail to meet the minimum acceptable qualifications.

The screening for the substances below and the testing levels generally follow the Department of Transportation Guidelines. Laboratories that use lower cut off levels for drugs or Metabolite than those listed below are acceptable by Owner.

1. Drug Screen Cut Off Concentrations for Screening and Confirmation Levels

Type of Drug or Metabolite	Initial Test	Confirmation Test

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Marijuana Metabolites Cocaine Metabolites (Benzoylecgonine) Phencyclidine (PCP) Amphetamines Amphetamines Methamphetamine Opiate metabolites Codeine Morphine 6-monacetylmorphine (6-MAM)	50 300 25 1000 2000

15

150

25

500

500 (specimen must also contain amphetamine at a concentration of greater than or equal to 200 ng/ml)

2000

2000

10 (Test for 6-MAM in the specimen.  Conduct this test only when specimen contains morphine at a concentration greater than or equal to 2000 ng/ml.)

2. Specimen Collection

The specimen must be collected by trained and qualified collectors and collected under conditions that protect the integrity of the specimen. Laboratory patient service centers and Doctor’s Urgent Care are suggested for collection purposes.

E. Approved Background Investigation and Drug Screening Providers

***
Director, Background Division
Parkin Security Consultants
Phone: ***
Toll Free: ***
Fax: ***
E-Mail: ***.com
www.parkinsecurity.com

BI/DS Pricing:
The providers listed above have pre-established pricing with Contractor for performing a BI/DS. Owner reimbursements will be at the pre-established rates. The cost for performing a BI/DS is currently capped at $55.00. This amount is subject to increase only if the pre-established rates increase for the above providers. Criminal Searches within the 7 year time frame required outside of the United States will be reimbursed as pass-through expenses at reasonable and customary costs.

SECTION 36.  WORKPLACE VIOLENCE PREVENTION

Owner strives to provide a workplace for a worker that is free from physical attack, threats of violence and menacing or harassing behaviors.

Owner will not tolerate any unwanted or hostile physical, including physical attack, threat of violence, harassment, or damage of property by or against any customer of Owner or any worker, including Owner employees.

Any worker who experiences, witnesses, or has knowledge of acts, conduct, behavior, or communication (threat) that may constitute or may lead to a workplace violence event should immediately report the incident to any of the following:

Contractor’s Project Manager or Owner supervisor or manager,

AND

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Corporate Security 1-888-275-4357 or
The Ethics Line at 1-866-8Ethics (1-866-838-4427)

SECTION 37. DELAYS

A.Owner Delays.

1.Should Contractor be delayed in the commencement, performance, or completion of the Work hereunder by Owner or by others for whom Owner is responsible, Owner shall, at Contractor’s written request and upon the conditions provided hereunder, ***. Contractor shall, within *** of becoming aware of the delay, make the request for an extension, which extension request must be based upon a demonstrable impact to the Project’s critical path and must be agreed to by Owner. Owner review of such extension request by Contractor is to be completed within ***. For the avoidance of any doubt, any Owner Delay mutually agreed to herein shall constitute an Excusable Delay.

Without limiting the foregoing, and subject to prior written approval of the Parties to take into account any changes required to costs or expenses or losses incurred by Contractor due to Owner’s delay, Contractor may waive its right to claim any damages associated with any such delay, interference disruption or hindrance, including loss of labor or Equipment productivity or use, labor or Equipment inefficiency, extended or unabsorbed overhead, impact costs, indirect, incidental or consequential damages of any type including, without limitation, loss of bonding capacity, loss of anticipated profit or bidding opportunity, insolvency, legal fees, claim preparation costs or expenses, and all other time-related or delay or disruption damages whatsoever, it being understood and agreed that Contractor’s sole and exclusive remedy in any and all such events shall be an extension of contract time as herein provided.

B.Contractor Delays.

Contractor shall promptly notify Owner, in writing, of any delay, or anticipated delay in Contractor’s performance of this Contract and the reason for and anticipated length of the delay. Owner will extend the date of performance for a period equal to the time lost by reason of the delay, if the delay is an Excusable Delay.

C.Duty to Mitigate.

The Parties shall use reasonable efforts to mitigate the duration of, and costs arising from, any suspension or delay in the performance caused by any delay and continue to perform their obligations under this Contract to the extent that it is reasonably possible. The delayed Party shall give the other Party written notice when it is able to resume performance of its obligations under this Contract.

D.Site Conditions

1.Contractor certifies that, through its own investigations and site surveys, it has satisfied itself concerning the nature and location of the Work, the general and local area conditions, including those particularly affecting site access, security, transportation, disposal, handling, and storage of materials; availability, clearance, and conditions of roads; physical conditions at the Jobsite, the Jobsite as a whole, and other matters which can reasonably be expected to affect the Work under this Contract. The failure of Contractor to acquaint itself with any applicable condition shall not relieve Contractor of the responsibility for properly estimating either the difficulties or the costs of successfully performing Work under the Contract. Contractor shall make no claim related to its failure to properly investigate the Jobsite. Contractor understands and agrees that all aforementioned factors have been properly investigated and considered in its pricing and acceptance of this Contract. There shall be no subsequent financial adjustment which is based on the lack of such reasonably apparent prior information or its effect on the cost of the Work.

2.If Contractor encounters conditions which (1) its site investigation could not reasonably have discovered (2) differ materially from the Contract Documents or (3) differ materially from conditions normally encountered in installation of this type, then Contractor shall he entitled to relief under Section 12, including an

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extension of time (provided there is a demonstrable impact to the Project’s critical path) and reimbursement of reasonable, actual direct field costs arising from such changed conditions. Such actual direct field costs shall be subject to audit by Owner. An extension of time and reimbursement of actual direct field costs for such extension shall be Contractor’s exclusive remedy for delays arising from changed conditions. Notice of such conditions shall be given to Owner within seven (7) Days of encountering or discovering the condition, failure of which shall be deemed a waiver by Contractor of any claim. Contractor is entitled to no damages of any other type for changed conditions.

SECTION 38. PERFORMANCE GUARANTEES AND SERVICE LEVELS

A.Performance Guarantees

a. AMI Meter Network Communications Coverage Design Guarantee

i.Contractor guarantees that the *** (collectively, “***”) cost (“***”) in each of the Final Field Network Designs which *** (as further described below) *** (“***”) for each such *** pursuant to the Authorization To Proceed as of *** (as set forth in ***).

1.For each ***, if ***, that ***, then the Contractor shall ***. Any *** shall not require *** as set forth in Exhibit *** to this Master Contract.

2.For each ***, if ***, that *** is required ***, then ***. Owner shall be ***.

3.For each ***, if the *** required is *** the applicable ***, Owner shall be *** (but not ***) related to *** of any such ***. If the *** required is in *** of the applicable ***,  Contractor shall ***.

4.In accordance with ***, Owner may ***.

5.For any ***, Contractor will *** of, and *** to, *** (but excluding *** above) in connection with ***.

ii.Additional Details

1.The parties acknowledge and agree that *** are based on ***. Contractor fully understands that *** and ***. In such case, *** related to the ***, including ***, and any ***.

2.The Parties agree that certain *** and will be *** set forth above. *** include, without limitation those ***, which may require ***.

b.Direct Load Control (DLC) Network Communications Coverage and Performance Design Guarantee

i.Contractor acknowledges Contractor’s awareness of and understanding of ***. At Owner’s *** may ***, and ***, a *** Statement of Work and applicable Work Authorizations, under this Master Contract ***.

ii.Contractor guarantees that the *** will not *** (as further described below) *** created by *** pursuant to the applicable Work

49

Authorization that may be entered into by the Parties that covers the scope of the ***.

1.For the ***, if Contractor determines *** or ***, that ***, then the Contractor shall *** and ***. Any *** shall not require *** as set forth in Exhibit *** to this Master Contract.

2.For the ***, if Contractor determines, *** or ***, that ***, then *** for ***. Owner shall ***.

3.Owner shall ***.

4.In accordance with Section ***, Owner may ***.

5.Contractor will be responsible for the *** (but excluding *** as set forth in subsection *** above) in connection with any ***.

iii.Additional Details

1.The parties acknowledge and agree that ***. Contractor fully understands that ***. The *** if the *** is found to be ***. In such case, ***.

2.The Parties agree that certain ***. The *** above shall apply to ***, when necessary, *** (such as ***) in an amount ***.

c.This Section 38.A shall only apply in the event that the ***.

B.Service Levels

Contractor shall perform in accordance with the service levels set forth in ***.

SECTION 39. SECTOR ACCEPTANCE AND FINAL ACCEPTANCE

A.Sector Acceptance

Sector Acceptance of each individual Sector shall be deemed to have occurred when *** and: 1) the percentage of Anchor Reads received from the Provisioned Integrated Meters within a Sector shall be at least *** successful; meaning the UIQ System will gather and process Anchor Reads from the Provisioned Integrated Meters and deliver, via the “export” mechanism of the UIQ System, at least *** of Anchor Reads captured at midnight each day by 2:00 PM local time the next day, for ***; and 2) Owner has certified in writing the specific Sector has been Accepted (“Sector Acceptance Certificate”) after receiving written notice from Contractor that Contractor believes that it has achieved Sector Acceptance. Owner must either provide the Sector Acceptance Certificate or notify Contractor that Sector Acceptance has not been achieved (and indicating why with reasonable detail) within *** of receipt of Contractor’s written notice; otherwise, Owner will have been deemed to Accept the applicable Sector.

If the above conditions are met, the Sector is considered Accepted (“Sector Acceptance”). In the event Owner notifies Contractor that the above requirements have not been met the Sector shall not be Accepted, and Contractor shall undertake such additional Field Network Deployment services and retesting as necessary and at Contractor’s expense, to achieve Sector Acceptance.

B.Final Acceptance

“Final Acceptance” and the “Final Acceptance Date” for the Work shall be deemed to have occurred on the

50

first Day when all of the following have occurred: (i) Sector Acceptance of all Sectors has occurred; (ii) Provisioned Integrated Meter data has been successfully delivered via the export function of the UIQ System; (iii) the Monthly Billing Read Success Rate is achieving its minimal Service Level, pursuant to Exhibit B, unless otherwise mutually agreed; (iv) the Work is complete in accordance with the Contract Documents, with the exception of Solution Services or Software Support Services which Contractor shall continue to provide in accordance with the applicable Work Authorization; (v) Contractor has delivered to the Owner all documentation associated with the Work in accordance with the applicable Work Authorization; and (vi) any applicable liquidated damages have been paid by Contractor to Owner.

When Contractor believes that it has achieved Final Acceptance, Contractor shall deliver a written notice thereof to Owner (“Notice of Final Acceptance”). The Notice of Final Acceptance will contain a report in a form reasonably acceptable to Owner and with sufficient detail to enable Owner to determine whether or not Final Acceptance has occurred. Within ***, Owner shall inspect the Work and Equipment and either (i) deliver to Contractor a written certification stating that Contractor has achieved the requirements set forth above, or (ii) notify Contractor in writing that such requirements have not been achieved; ***.

In the event Owner notifies Contractor that such requirements have been achieved, then the date of the Notice of Final Acceptance shall be deemed to be the date of Final Acceptance of the Work and Equipment. In the event Owner notifies Contractor that such requirements have not been met, Contractor shall undertake such additional Field Network Deployment services and retesting at its expense that is necessary to achieve such requirements and shall then issue another ‘written notice to Owner stating that Contractor believes that such requirements have been achieved. This procedure shall be repeated until Final Acceptance for the Work is achieved.

SECTION 40. DISPUTE RESOLUTION

(i)Any dispute, claim or controversy between the Parties arising out of or relating to the Contract Documents, including with respect to the validity, performance, interpretation or application of any provision of any Contract Documents or any Statement of Work, or any Work Authorization or any enabling agreements or the performance by Contractor or Owner of their respective obligations hereunder or thereunder (the “Dispute”) shall be resolved as provided in this Section 40. A Dispute shall be deemed to commence as of the date a Party informs the other Party in writing of the existence of a Dispute (“Dispute Commencement Date”). Notwithstanding the informal dispute resolution procedures described in this Section 40 below, for any Dispute that is not resolved within ninety (90) Days from the Dispute Commencement Date, either Party may pursue its remedies at law or in equity.

(ii)The Parties shall first attempt to resolve their Dispute informally in the following manner:

(a)Either Party may submit the Dispute to the other Party’s Designated Representatives, which shall meet as often as the Parties reasonably deem necessary to gather and analyze any information relevant to the resolution of the Dispute. The Designated Representatives shall negotiate in good faith in an effort to resolve the Dispute.

(b)If the Designated Representatives are unable to resolve the Dispute within fifteen (15) Days, or otherwise determine in good faith that resolution through continued discussions by the Designated Representatives does not appear likely, the matter shall be referred to the applicable executive officers of the Parties.

(c)If the applicable executive officers of the Parties are unable to resolve the Dispute within fifteen (15) Days, or otherwise determine in good faith that resolution through continued discussions by the executive officers does not appear likely, then either Party may submit the dispute to mediation in accordance with Section 40(v), and if such Dispute is not resolved by mediation within sixty (60) Days after the notice given pursuant to Section 40(ii)(a), or if the non-submitting Party refuses to respond to the demand for mediation or otherwise refuses to mediate, then either Party may pursue its remedies at law or in equity.

(iii)During the course of negotiations, all reasonable requests made by one Party to the other for non-

51

privileged information, reasonably related to the Dispute, shall be honored in order that each of the Parties may be fully advised of the other’s position.

(iv)Proposals made during the informal proceedings (including during any mediation) described in this Section 40 between the Parties shall be privileged and without prejudice to a Party’s legal position in any formal proceedings. All such proposals and information, as well as any conduct during such proceedings, shall be considered settlement discussions and proposals, and shall be inadmissible in any subsequent proceedings.

(v)Mediation of an unresolved Dispute shall be conducted in the following manner:

(a)Either Party may initiate mediation by giving notice pursuant to Section 42 of this Contract to the other Party requesting the appointment of a qualified mediator. The mediation shall take place in Raleigh, North Carolina.

(b)In the mediation process, the Parties will try to resolve their differences voluntarily with the aid of an impartial mediator, who will attempt to facilitate negotiations. The mediator will be selected by agreement of the parties. If the Parties cannot agree on a mediator, a mediator will be designated by the American Arbitration Association (“AAA”) at the request of a Party. Any mediator so designated must be acceptable to all Parties.

(c)The mediation will be conducted as specified by the mediator and agreed upon by the Parties. The Parties agree to discuss their differences in good faith and to attempt, with the assistance of the mediator, to reach an amicable resolution of the dispute.

(d)The mediator may not testify for either Party in any later proceeding relating to the dispute. No recording or transcript shall be made of the mediation proceedings.

(e)Each Party will bear its own costs in the mediation. The fees and expenses of the mediator will be shared equally by the Parties.

(f)Each Party agrees to continue performing its obligations under the Contract while a dispute is being resolved up through executive officer discussions, as set forth in Section 40.(ii).(c), except to the extent performance is prevented by the other Party or the issue in dispute precludes performance. For the avoidance of doubt, Owner’s withholding payment of disputed charges as permitted under this Contract will not be considered to prevent Contractor from performing the Work, nor will this Section 40 be interpreted to limit either Party’s right to terminate the Contract as provided in section 22.

(iv)Equitable Remedies

Each Party acknowledges that a breach of any of its obligations under the Sections of the Contract listed below, or its infringement or misappropriation of any Intellectual Property Rights of the other Party, may irreparably harm the other Party in a way that could not be adequately compensated by money damages. In such a circumstance, the aggrieved Party may proceed directly to court notwithstanding the other provisions of this Section 40 (Dispute Resolution). The following Sections are subject to this paragraph:

-Section ***

-Section ***

-Section ***

-Section ***

-Section ***

-***

-***

-***

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SECTION 41. WAIVER OF JURY TRIAL

The Parties hereby expressly agree that all disputes, claims, and counterclaims relating to this Contract and the Project shall be litigated, adjudicated, or otherwise resolved without a jury. The Parties expressly, voluntarily, and unequivocally waive any right they may have to a jury trial in connection with all disputes, claims and counterclaims relating to this Contract and the Project.

SECTION 42. NOTICES

A.All notices or official communications required to be given hereunder shall be in writing by either Party and shall be deemed sufficient when mailed by United States certified mail, return receipt requested, or hand delivered to Owner’s Designated Representative (if to Owner) at the addresses set forth herein or by recognized overnight delivery service, to the address initially set forth in the Contract. All notices shall be deemed delivered on the Day they are hand-delivered to the other Party or, if sent by overnight delivery service, two (2) Days after tendered to such service.

B.Either Party may change its address for the receipt of notices, requests or other communications hereunder by written notice duly given to the other party. This change shall be made by a Contract Amendment. As of the Effective Date, notice pursuant to this Section 42 shall be sent to the following addresses of the Parties:

To Progress Energy Service Company, LLC:

299 First Avenue North
PEF-147
St. Petersburg, FL 33701
Attention: ***
Telephone: ***

To Silver Spring Networks, Inc.:

555 Broadway Street
Redwood City, CA 94063
Attention: CEO
Copy to: General Counsel
Telephone: (650) 298 4200

C.The Parties’ obligation to provide written notice to each other may not be waived. Electronic or computerized mail is not an acceptable form of delivery of notices required by this Contract. The Parties expressly and unequivocally waive any claim against the other Party based upon actual, verbal, or constructive notices. All written notice requirements are to be strictly construed and are a nonwaivable condition precedent to pursuing any claims, rights, or remedies by Contractor under this Contract.

SECTION 43. NONWAIVER

Owner’s failure to insist on performance of any of the terms and conditions herein or to exercise any right or Owner’s waiver of any breach hereunder shall not thereafter waive any of Owner’s rights or privileges under this Contract or at law. Any waiver of any specific breach shall be effective only if given expressly by Owner in writing.

SECTION 44. MERGER

This Contract embodies the entire agreement between Owner and Contractor. The Parties shall not be bound by or liable for any statement, writing, representation, promise, inducement or understanding not set forth above. No changes, modifications or amendments of any terms and conditions of this Contract are valid or binding unless agreed to by the Parties in writing and signed by their authorized agents.

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SECTION 45. GOVERNING LAW

This Contract may be executed in counterparts. This Contract shall be governed by and construed in accordance with the laws of the State of North Carolina, as if performed wholly within the state and without giving effect to the principles of conflict of law. The United Nations Convention on Contracts for the International Sale of Goods and the Uniform Computer Information Transactions Act are expressly excluded from application hereto. For resolution of any disputes between the Parties involving a legal action, Contractor irrevocably consents to the jurisdiction of any Federal or State court within Wake County, North Carolina, to submit to venue in any such courts, and Contractor also consents to service of process by any means authorized by Federal law or the law of State of North Carolina. Without limiting the generality of the foregoing, Contractor waives and agrees not to assert by way of motion, defense, or otherwise in such suit, action, or proceeding, any claim that (i) Contractor is not subject to the jurisdiction of the courts of the State of North Carolina or the United States District Court for the Eastern District of North Carolina; or (ii) such suit, action, or proceeding is brought in an inconvenient forum; or (iii) the ‘venue of such suit, action, or proceeding is improper; provided, however, Contractor is permitted to transfer any dispute from State court to Federal court within Wake County, North Carolina.

SECTION 46. SEVERABILITY

If any term or provision of this Contract is held illegal or unenforceable by a court with jurisdiction over the Contract, all other terms in this Contract will remain in full force. The illegal or unenforceable provision shall be deemed amended, as necessary, so that the illegal or unenforceable provision is rendered valid, enforceable, and insofar possible, consistent with the original intent of the Parties.

SECTION 47. NOT USED

SECTION 48. WORK AT OR ASSOCIATED WITH CRITICAL CYBER ASSETS

If Contractor provides any Work at or associated with or is granted access to a facility or property that is covered within the scope of the North American Electric Reliability Corporation Critical Infrastructure Protection (NERC CIP) regulations, 18 CFR 39 under this Contract or Work Authorizations, Contractor agrees to comply with the applicable special terms and conditions set forth below:

A.Critical Cyber Asset Training

Each of Contractor’s employees who is required to perform Work at or associated with or is granted access to a facility or property that is covered within the scope of NERC CIP regulations (“Critical Cyber Asset”) shall satisfactorily complete Owner’s NERC Cyber Security — Critical Cyber Assets Training (NERC CIPOO4R2) in accordance with requirements issued by the Owner Designated Representative before unescorted physical access or cyber access to the Critical Cyber Asset will be allowed.

B.Termination of Contractor Employee

When a Contractor employee with unescorted physical access or cyber access to Critical Cyber Assets is terminated, the Contractor shall notify Owner’s Designated Representative immediately of the termination so that Owner can revoke the employee’s unescorted physical access or cyber access to the Critical Cyber Asset within twenty four (24) hours of such termination. Contractor must retrieve such employee’s identification badge and other entry devices prior to or simultaneously with notifying the individual of his/her termination. If the Contractor employee is terminated on site, the Contractor shall deliver the employee’s badge or other entry devise to Owner’s Designated Representative on that day. If the Contractor employee is terminated off site, the Contractor is responsible for ensuring the employee’s badge or other entry device is returned to Owner’s Designated Representative within 10 working days of the termination.

SECTION 49. LIMITATION OF LIABILITY

A.Disclaimer of Certain Damages

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Except for a *** and except to the extent *** or included in *** that is subject to *** (“Indemnification”), *** arising out of this Contract, *** (including, but not limited to*** (other than as stated under ***.

B.Direct Damages Limit on Most Liabilities

Except for *** governed by ***, under no circumstances shall *** arising out of the Work under this Contract ***.

C.Direct Damages Limit on Certain Liabilities

In the case of a breach of ***, (including ***) and in the case of *** shall be limited to ***. In the case of: i) ***; ii) *** with respect to *** that results from ***; iii) *** arising under ***; and iv) *** of this Contract, *** shall ***.

SECTION 50. SOLUTION SERVICES

All Solution Services Owner purchases will be described in an applicable Work Authorization. The initial Solution Services term (“Solution Services Term”) will commence and terminate on the dates specified in the applicable Work Authorization. Owner may extend the Solution Services Term for additional one (1) year periods by :giving Contractor written notice not less than *** prior to the expiration of the then-current Solution Services Term. If Owner gives such notice, Contractor will provide Owner with new pricing information and other terms no later than *** of Owner’s notice to extend the Solution Services Term and, unless Owner objects in writing before the end of the then-current Solution Services Term, the new pricing provided by Contractor shall govern the new Solution Services Term. Annual renewal fees, any other renewable features or extension of Services shall not increase ***, whichever is less, over the previous year’s fees or beyond current Solution Services Term. If Owner provides no timely written notice of its intent to extend the Solution Services Term, but the Parties continue operations as if the term had been extended, the Solution Services Term *** and conditions as the prior year, with the exception of prices, which shall be at Contractor’s new rates for such subsequent term. If Owner terminates Solution Services as provided in Section 22.B, Contractor may provide transition assistance, including data migration, in accordance with an applicable Work Authorization and upon Owner’s payment of additional fees.

SECTION 51. PRODUCT CHANGES; FORCE MAJEURE; THIRD PARTY PRODUCTS

A.Product Changes.

1.Contractor may, at any time upon sixty (60) Days’ written notice to Owner in connection with Equipment (other than Integrated Meters), and upon one hundred twenty (120) Days written notice in connection with Integrated Meters (for Owner to perform its internal Integrated Meter testing process): (a) add, replace, or change Equipment in Exhibit U; or (b) change the specifications for any Equipment. Without limiting the foregoing, Contractor may, at any time and without prior notice, implement engineering changes required to satisfy governmental standards, protect Equipment or system security and integrity, or for environmental, health or safety reasons; provided, however, that Contractor shall inform Owner as soon as practicable thereafter.

2.Contractor may, from time to time, develop changes to the Software and/or the Documentation in the form of Updates (as defined in the License Agreement). If Contractor is providing Solutions Services, Contractor will install, in accordance with the mutually agreed change control process in the applicable Work Authorization, such Updates on Owner’s servers or Contractor’s servers, as the case may be, in accordance with the applicable Work Authorization. If Contractor is not providing Solutions Services, Contractor will provide Owner with such Updates, provided that Owner is subscribing to Software Support Services when the Updates are made available.

3.Unless the Parties otherwise agree in writing, Owner will accept such changed versions of Products if they (a) continue to meet the applicable specifications, (b) are compatible with previously installed Products, and (c) operate with such previously installed Products as components of the Project, without any

55

reduction in the functionality and performance of the Products or the Project.

B.Force Majeure. ***, neither Party will be considered in default in the performance of its obligations under this Contract if prevented or delayed from such performance by a Force Majeure. In the event that a delay is encountered during performance of any Work, the Party experiencing the delay shall, in a commercially practicable period not to exceed two (2) weeks, notify the other Party in writing, stating the cause of the delay, the anticipated extent of such delay, and a summary of steps being taken to overcome the cause of the delay. Any Party temporarily excused from its performance under this Contract by any Force Majeure shall resume performance when the Force Majeure is avoided, removed, or cured. Any Party claiming Force Majeure as an excuse for delay in performance shall make commercially reasonable efforts to overcome the effect of the circumstance as quickly as possible. In the event of a Force Majeure, Contractor will use commercially reasonable efforts to allocate its Equipment inventories among its customers pro rata based on accepted customer purchase orders.

C.Purchasing Third Party Products. Except for any third party software or component embedded in the Software or Equipment, any third party products Contractor provides to Owner will be sold or licensed pursuant to the terms and conditions contained in any separate license or agreement provided by such third parties. Contractor shall have no obligation for any warranties or maintenance of such third party products after Final Acceptance of the Software or equipment. Owner shall be responsible for all transportation and handling charges of any third party products directly supplied by the third party. If Owner purchases third party products from Contractor containing Contractor Communications Modules (as defined in Exhibit U) (products containing Communications Modules are referred to herein as an “Integrated Products”), such Integrated Products will constitute Equipment under this Contract, except as Contractor expressly notifies Owner otherwise. If Owner purchases Integrated Products from any third party provider of such Integrated Products (other than Contractor) (each, an “Integrated Product Provider”), Contractor will sell Communications Modules to those Integrated Product Providers, for integration into their products. In that event, such Integrated Product Provider(s), and not Contractor, will provide all warranties, liabilities and other terms of sale and for the Integrated Products, including the Communications Modules. If Owner purchases Communications Modules from Contractor for integration into products that Owner purchases separately from one or more Integrated Product Providers, the Communications Modules will constitute Equipment hereunder, but Owner will obtain warranty service for the Communication Module from the Integrated Product Provider(s).

SECTION 52. ACKNOWLEDGMENT

Both Parties acknowledge that they have each provided equal effort in the preparation of the Contract Documents and that they should not, therefore, be construed more strongly in favor of or against either Party.

SECTION 53. DIVESTITURE AND ACQUISITION

If at any time during the term of this Contract or any Work Authorization, if any parent corporation or controlling entity of Owner or Owner sells, divests or otherwise transfers ownership of a department, business unit or an Affiliate (a “Transferred Entity”), Licensor shall continue to provide the Work to any Transferred Entity if requested by Owner, on the terms and conditions set forth in this Contract and the applicable Work Authorization for the period requested by Owner which shall not exceed twenty-four (24) months from the divesture or transfer of ownership. In the event of any such sale, divestiture, or transfer, the Parties will renegotiate in good faith all affected charges to account for the decreased or increased volume. Contractor shall cooperate with Owner, such Transferred Entity and any new service provider to transition the Work in a timely manner and in a fashion that does not interrupt the licenses or Work. Additionally, Owner has the right to transfer any or all of the Software as part and parcel to the Transferred Entity, at its sole discretion, under the same terms and conditions, pricing, renewal options and payment provisions as contained herein. Contractor shall allow for the transfer of perpetual licenses for such copies of the Software.

In the event that any parent corporation or controlling entity of Owner or one of its Affiliates acquires an unrelated entity (an “Acquisition”), then, at Owner’s election, such entity may acquire Work under this Contract provided that such entity enters into applicable documentation related thereto, including any Work Authorization and pays all applicable fees in connection therewith as they become due and payable.

SECTION 54. SURVIVING CLAUSES

56

Upon termination or other expiration of this Contract, each Party shall promptly return to the other, or certify in writing the destruction of all Confidential Information of the other. The following Sections of this Contract shall survive the expiration or earlier termination of this Contract: (i) ***; (ii) ***; (iii) ***; (iv) ***; (v) *** (as applicable); (vi) ***; (v) ***; (vi) *** (with respect to ***), ***; (vii) ***; and (viii) ***.  ***: (i) ***; (ii) ***; (iii) *** (including ***) and ***.

SECTION 55. COUNTERPARTS

This Contract may be executed in one or more counterparts, each of which will be deemed an original, but which collectively shall constitute one and the same instrument.

SECTION 56. ENTIRE AGREEMENT

This Contract, including all Exhibits, constitutes the final, complete and exclusive agreement between the Parties with respect to the subject matter of this Contract, and supersedes any prior or contemporaneous agreement, proposal, warranties and representations.

SECTION 57. EXECUTION

The Parties execute this Contract by their signature or the signature of their authorized agents.

Owner:

PROGRESS ENERGY SERVICE COMPANY, LLC as agent for Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc.

/s/ William D. Johnson

Print Name:    William D. Johnson

Print Title:  Chairman, President & CEO

Date:  December 16, 2011

Contractor: SILVER SPRING NETWORKS, INC. EIN: 43-1966972 /s/ Scott Lang Print Name: Scott Lang Print Title: President & CEO Date: December 7, 2011

Indicate your Employer Identification Number (EIN). This number shall correspond with the Contractor name indicated above and shall be the same TIN under which you report income.

The Internal Revenue Service (IRS) requires us to obtain certain information from you to meet IRS Form 1099 reporting and filing requirements.

If you do not provide your correct EIN, your payments may be subject to 20% backup withholding.

Under penalties of perjury, I certify that the EIN shown above is correct for the Contractor named.

BY: /s/ Scott Lang

Name:    Scott Lang

Title:    President & CEO

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Appendix 2

Registration Agreement

NOTE; A COPY OF THIS REGISTRATION AGREEMENT MUST BE DULY SIGNED BY AN AUTHORIZED SIGNATORY AND RETURNED TO NCC GROUP BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:

(1)Silver Spring Networks, Inc. whose principal office Is at 555 Broadway Street, Redwood City, CA 94063
(“Licensor”);

(2)NCC Group, Inc. a corporation organized and existing under the tows of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”); and

(3)Licensee’s Nome: Progress Energy Service Company, LLC whose principal office is at 400 South Tryon Street, Charlotte, North Carolina 28285, as agent for Duke Energy Florida, doing business as, Duke Energy, formerly known as Progress Energy Florida, Inc. (‘licensee”);

Agreement;

1.This registration agreement (“Registration Agreement”) Is supplemental to the terms and conditions of the mufti licensee deposit account software escrow agreement number ***  dated April 4, 2007 (“Escrow Agreement”) and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) number(s)***. both between Licensor and NCC Group

2.This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, NCC Group and Licensee in accordance with the terms of the Escrow Agreement.

3.***, in each case which may be imposed on. or Incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensee shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s negligence or Intentional misconduct. NCC Group agrees to defend and indemnify Licensee and hold Licensee harmless born and against any third party claims, suits or other proceedings, actions, losses, costs. liabilities or expenses incurred in connection with the defense thereof (Including reasonable attorney’s fees), In each case which may be imposed on, or incurred by or asserted against Licensee in any way arising out Of or relating to NCC Group’s negligence or intentional misconduct.

4.Licensee hereby agrees to lake the benefit of, agrees and undertakes to perform Its obligations under and be bound by the terms and conditions of the Escrow Agreement, Including the payment obligations defined below, as though they were a pony to the Escrow Agreement and the Deposit Account Agreement and named therein as a Licensee.

5.Licensor and Licensee agree to compensate NCC Group for its services pursuant to this agreement according to the schedule following:

?	?	?	?	?
1	Annual Escrow Management Fee		$100%	Nil
2.	Deposit Account initial Fee		$100%	Nil
3	Licensee Registration Fee (per individual Licensee registered, payable upon registration and upon the escrow account’s anniversary every year thereafter)	$***	Nil	100%

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4	Schedule Update Fee (2nd and subsequent scheduled deposits in any one year, payable on completion of this Agreement and in advance of each anniversary thereafter)		$100%	Nil
5	Licensee Termination Fee	$***	Nil	100%
6	Release Fee (plus NCC Group’s reasonable expenses)	$***	Nil	100%

6.This Registration Agreement shall lake effect when NCC Group has registered Licensee as a party to the relevant Deposit Account Agreement.

7.The Release Events for the undersigned Licensee are as follows:

SSN Registration Agreement for escrow rights v5.docx; 2

(i)a receiver, trustee, or similar officer Is appointed for the business or property of licensor; or

(ii)Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement), makes on arrangement, composition, or similar relief under any low regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)any Involuntary petition or proceeding under bankruptcy or Insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or

(iv)Licensor lakes any corporate action authorizing any of the foregoing: or

(v)any similar or analogous proceedings or event to those in Clauses 7.1.1 to 7.1.3 above occurs in respect of Licensor within any jurisdiction outside the USA; or

(vi)Licensor or any successor ceases to carry on its business or the part of Its business which relates to the Software; or

(vii)Licensor or, where relevant, its agent, parent, subsidiary or associated company is in material breach of its obligations as to maintenance or modification of the Software under the License Agreement or any maintenance agreement entered Into in connection with the Software and has felled to remedy such default notified by Licensee to Licensor within a reasonable period.

(viii)Upon mutual written agreement of the Licensor and Licensee submitted to NCC Group.

8.Licensor further agrees that on its Deposit Forms it will choose to retain all past deposits for software and any other escrowed materials for all versions currently in use or possessed by Licensee.

Signed for and on behalf at Progress Energy Service Company, LLC as agent for Duke Energy Florida. Inc:, doing business as Duke Energy, formerly known as Progress Energy Florida. Inc.

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Name: ***

Position: Sourcing Specialist

Date: 5/21/2013

Signed for and on behalf of Silver Spring Networks, Inc.

Name: ***

Position: VP, Engineering

Date: May 24, 2013

Signed for and on behalf of N.C.C. Group, Inc.

Name: ***

Position: CFO

Date: 5/24/2013

/s/__***______________________________________

(Authorized Signatory)

/s/***_____________________________________

(Authorized Signatory)

/s/***_______________________________________

(Authorized Signatory)

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Amendment #5 to Master Contract No. 595382

For Design, Procurement and Installation of EnergyWise Project

Next Generation ***

Advanced Metering Infrastructure &

Neighborhood Area Network Infrastructure

This Amendment #5 (“  Amendment”  ), dated as June 27,2014 (the “  Effective Date”  ), amends the Master Contract No. 595382 for Design, Procurement and Installation of EnergyWise Project, Next Generation *** Advanced Metering Infrastructure & Neighborhood Area Network Infrastructure, as amended for Design Procurement and Installation of EnergyWise Project Next Generation *** Advanced Metering Infrastructure & Neighborhood Area Network Infrastructure, as amended (“  Master Contract”  ), effective as of December 31, 2011 and signed by Progress Energy Service Company, LLC, not in its individual capacity but solely as agent for Duke Energy Progress, Inc. formerly known as progress Energy Carolina Inc. and Duke Energy Florida Inc., formerly known as Progress Energy Florida, Inc., (hereinafter collectively referred to herein as the “  Owner”  ),and Silver Spring Networks, Inc. (hereinafter referred to as the “  Contractor”   (each a “  Party”   and collectively the Parties”  ).  Capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Master Contract.

WHEREAS, the Parties have exchanged correspondence to finalize (i) Contractor’s draft *** AMI Project Final Acceptance in accordance with Section 39(B) of the Master Contract (the “  Final Acceptance”  ); (ii) in adding a new volume tier of additional endpoints of the Master Contract or potential future Project growth; and (iii) including a proposal to license the Software should Owner decide to utilize an in-house Owner model and deviate from Contractor’s SaaS model; and

WHEREAS, the Parties therefore desire to clarify when Final Acceptance occurred and clarify the terms around the additional Endpoints and any future Software license.

NOW, THEREFORE, in consideration of the mutual promises and obligations below, Owner and Contractor agree to amend the Master Contract as follows:

1. The Parties agree that Final Acceptance occurred on June 27, 2014.  Upon execution of this Amendment by both Parties, Owner agrees to execute and immediately deliver Contractor’s Section 39(B).  Notice of Final Acceptance to be presented by Contractor with a Final Acceptance date of June 27, 2014.  The Parties acknowledge and agree that Final Acceptance triggers a reduction of the *** set forth in Section 11(D)(9) of the Master Contract and Owner shall promptly take any steps necessary to reduce the *** in accordance with the terms of the Master Contract.  Final Acceptance shall also obligate Owner to remit all retainage monies due Contractor under Section 11(C)(2) of the Master Contract per the terms of the Master Contact, which must be paid on or before July 14, 2014.

2. Attachment A to this Amendment (the “ 300K SaaS Expansion” ), which is incorporated herein by its reference, sets forth Contractor’s monetary quote dated *** associated with ***.  The Parties therefore agree that Attachment A shall be incorporated in its entirety into Exhibit E of the Master Contract.

3. Attachment B to this Amendment (the “ Duke Licensed AMI” ), which is incorporated herein by its reference, sets forth Contractor’s monetary quote dated *** associated with ***.  The Parties acknowledge and agree that the Master Contract which calls for an *** for *** shall continue to apply to limit the ***.  Accordingly, the Parties therefore agree that Attachment B shall be incorporated in its entirety into Exhibit E of the Master Contract and all terms and conditions for *** shall continue to be governed by the last paragraph of Exhibit E “ Rate Schedules”  of the Master Contract.

4. All other provisions in the Master Contract will remain in full force and effect. In the event of a conflict between this Amendment and the Master Contract, this Amendment shall govern.

In Witness Whereof, the Parties have caused this Amendment to be executed by their duly authorized representatives.

PROGRESS ENERGY SERVICE COMPANY, LCC,  not in its individual capacity, but solely as agent for Duke Energy Process, Inc., formerly known as Progress Energy Carolinas, Inc. and Duke Energy Florida, Inc., formerly known as Progress Energy Florida, Inc.

SILVER SPRING NETWORKS, INC.

By: /s/***	By: /s/***

Name:***	Name:***

Title: Manager, Soarcity	Title: VP Global Delivery

Approved by Legal:

/s/ ***

2

Attachment A – 300K SaaS Expansion

1.	General Pricing Notes Applicable to All Sections

Note 1:  Pricing is ***.

Note 2:  Payment Terms:  ***.

2.	Software-as-a-Service

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
Total				***

Note 1:  SaaS *** Fees ***.  The following software modules are included on the ***.  These fees are ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
Total				***

Note 1:  SaaS *** Fees include *** for *** for an ***.  The following software modules are included on the ***.  These fees are *** to ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
Total				***

Note 1:  SaaS *** Fees include *** for an ***.  The following software modules are included on the ***.  These fees are *** to ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***

3

Total	***

Note 1:  SaaS *** Fees include ***.  The following software modules are included on the ***.  These fees are ***.

4

1.           General Pricing Notes Applicable to All Sections

Note 1:  Pricing is fixed until ***.

Note 2:  Payment Terms:  ***.

2.Project Management and Deployment Services

***
Skill Level	Catalog Number	Total ($USD)	Billing Schedule
***	***	***	***
***	***	***	***
Total		***

Note 1:  The invoicing schedule above assumes ***.  Any changes to this schedule may cause a change in invoicing schedule.

4.Licensed

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  The Production Environment supports up to ***.  The following software modules are included ***.

Note 3:  Annual software maintenance & support fee is ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***

5

***	***	***	***	***
Total				***

Note 1:  The Disaster Recovery Environment supports up to ***.  The following software modules are included on the ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  The Test Environment supports up ***.

Note 2:  Annual software maintenance & support fee is ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  The Test Environment supports up to ***.  The following software modules are included on the ***.

6

Note 2:  Annual software maintenance & support fee is ***.

**
***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  The Production Environment supports up to ***.  The following software modules are included on the ***.

Note 2:  Annual software maintenance & support fee is ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  The Disaster Recovery Environment supports up to ***.  The following software modules are included on the ***.

***
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Note 1:  The Test Environment supports up to ***.  The following software modules are included on the ***.

Note 2:  Annual software maintenance & support fee is ***, paid annually in advance beginning in Year 1.

7

***
8

Amendment # 4 to Master Contract No. 595382
For Design, Procurement and Installation of EnergyWise Project
Next Generation ***
Advanced Metering Infrastructure &
Neighborhood Area Network Infrastructure

This Amendment # 4 (“Amendment”), effective as of the last date signed by the parties below (“Amendment Effective Date”), amends the Master Contract No. 595382 for Design, Procurement and Installation of EnergyWise Project, Next Generation ***, Advanced Metering Infrastructure & Neighborhood Area Network Infrastructure, as amended (“Contract”), effective as of December 31, 2011, and signed by Progress Energy Service Company, LLC, as agent for Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (each, an “Owner”) and Silver Spring Networks, Inc. (“Contractor”).  Capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Contract.

WHEREAS, Owner and Contractor entered into the Contract, effective as of December 31, 2011, in connection with the Work contemplated in Exhibit A attached to the Contract as of the Effective Date;

WHEREAS, Owner and Contractor agree that, for purposes of contracting for the Work set forth in Exhibit A-2 of the Contract, Direct Load Control Switch Statement of Work (“DLC Switch Project”), the Parties will leverage the terms and conditions set forth in the Contract, and amend such terms as necessary to address issues specific to the DLC Switch Project as set forth in this Amendment; and

WHEREAS, Owner and Contractor wish to make certain other modifications to the Contract for clarification purposes.

NOW, THEREFORE, in consideration of the mutual promises and obligations below, Owner and Contractor agree to amend the Contract as follows:

1. Amendments to Contract.

(a) Exhibit A-2- Direct Load Control Switch Statement of Work (“DLC Switch SOW”), in the form attached hereto in Appendix A, is hereby added as Exhibit A-2 to the Contract for the Work to be performed by Contractor in connection with the DLC Switch Project.

(b) Exhibit C-2- DLC Switch Key Milestone Schedule, in the form attached hereto in Appendix B, is hereby added as Exhibit C-2, to the Contract.  All references to “Exhibit C” in the Contract shall mean Exhibit C, Exhibit C- 1, Exhibit C-2 or any other Exhibit C-[x] (that the Parties may incorporate into the Contract from time to time),in aggregate, or individually, as applicable .

(c) Exhibit E-2- ***, in the form attached hereto in Appendix C is hereby added as Exhibit E-2 to the Contract.  All references to “Exhibit E” or “***” in the Contract shall mean (i) Exhibit E, Exhibit E-1 or Exhibit E-2 or any other Exhibit E[x] incorporated into the Contract from time to time, or (ii) ***or any other ***in Exhibit E[x] (that the Parties may incorporate into the Contract from time to time), in the aggregate, or individually, as applicable.

(d) Exhibit V-1- Integrated Switch RMA Policy (Integrated Switch), in the form attached hereto in Appendix D, is hereby added as Exhibit V-1 to the Contract.
(e) For purposes of the DLC Switch Project, the second and third sentences of the first paragraph of Section 11.A of the Contract are deleted in their entirety and replaced with the following:

“Owner shall be entitled to *** for the initial invoices issued in connection with ***under this Contract up to an ***.  The discounted amount shall be clearly shown on each of the initial affected invoices, and a report showing the detail of

PGN/SSN Amdt 4 to Master Contract595382Page 1 of 11PGN – SSN Confidential

595382 Amendment #4

the invoiced amounts and the running total of discount amount shall be provided to Owner monthly.”

(f) [intentionally deleted.]
(g) Notwithstanding the third paragraph of Section 11.A, rates for the DLC Switch Project shall be subject to the terms set forth in Exhibit E-2.
(h) For purposes of the DLC Switch Project, Section 11.C.2 of the Contract shall not apply to the Work contemplated in the DLC Switch SOW.

(i) For purposes of the DLC Switch Project, Section 11.D 1-8 of the Contract shall not apply to the Work contemplated in the DLC Switch SOW such that Owner may not exercise its rights under Section 11.D.2 or 11.D.6 to drawdown on the *** in connection with Work under the DLC Switch SOW.  For clarity, Section 11.D.9 shall apply to the DLC Switch Project.

(j) All references to “***” Equipment (Excluding ***)” in Section 14.B (Acceptance of Equipment (Excluding ***)) are hereby deleted in their entirety and replaced with “Equipment (Excluding ***)”.

(k) Section 14 (Inspection and Acceptance of Services and Equipment) is hereby amended by adding the following provision as a new Section 14.B.1 immediately after Section 14.B, and immediately before Section 14.C of the Contract:

“B.1.Acceptance of Integrated Switches.  Within ***of delivery of *** at the Point of Destination (as defined in Section 20), Owner or Owner’s subcontractor shall inspect such *** to ascertain correct quantities and identify visible damage or deviation from the work Authorization (or Purchase Order if applicable).  In the event that such inspection reveals incorrect quantities or visible damage to such ***, Owner shall provide *** within the ***such ***that the ***.  In the event *** shall be deemed ***.”

(l) Section 15.b(i) (Warranty for Equipment) is hereby amended by deleting it in its entirety and replacing it with the following:

“(i)Contractor warrants as follows with respect to ***:  (i) with respect to ***, Contractor warrants that, such ***, for a period of ***, shall comply ***, and will be free from defects in design, materials and workmanship; and (ii) with respect to any*** shall comply *** and will be free from defects in design, materials and workmanship.  Owner may extend the foregoing warranty for any *** for a *** and *** for a ***, by ***.  Contractor shall procure *** in accordance with mutually agreed upon procurement schedule(s) and utilize a *** system.  ***.  Contractor warrants that unless otherwise specified, ***.  Where a type of service involves the ***, but will comply with the applicable ***.”

The fifth sentence in Section 15B(ii) is hereby deleted in its entirety and replaced with the following:

Within the aforementioned ***, Contractor will confirm the ***.”

(m) Section 15.E (Excessive Failure) is hereby amended by adding the following provision as a new Section 15.E(iv) immediately after Section 15.E(iii):

“(iv) During the Warranty period, if in *** due to any ***, then in addition to the other remedies under this Section with respect to the ***, Contractor shall

PGN/SSN Amdt 4 to Master Contract595382Page 2 of 11PGN – SSN Confidential

595382 Amendment #4

*** per such *** over the *** toward future ***, or if ***, Contractor shall ***.”

(n) For the avoidance of any doubt, Section 15.F(i) and (ii) shall not apply to the DLC Switch Project.  Additionally for purposes of the DLC Switch Project, the following shall be deleted from Section 15.F(iv):  “and Integrated Meter covers should remain clear so that the display can be easily read from a nominal distance”.

(o) Section 19 (Liquidated Damages) is hereby amended by adding the following provisions as new Section E(2) immediately after Section E(l ) and immediately before Section (F) of the Master Contract:

“E(2)With respect to the DLC Switch Project, Contractor shall be required to timely achieve the Milestone set forth below no later than the dates specified in Exhibit C-2 or the applicable Work Authorization, as applicable, and as set forth herein.  ***.

1.By the date specified in Exhibit C-2 or the applicable Work Authorization, as applicable, Contractor shall make available to Owner, and Owner shall accept, pursuant to Section 14.B.1, ***as described in the Work Authorization.  If *** such that ***, as applicable, *** shall be ***.  Therefore, *** subject to the terms set forth in this Section 19, the Contractor shall *** following:

***

2.By the date(s) specified in Exhibit C-2 or the applicable Work Authorization, as applicable, Contractor shall deliver to Owner, and Owner shall accept pursuant to Section 5 of the License Agreement the ***, as applicable, *** shall be ***.  Therefore, ***, and subject to the terms set forth in this Section 19, the Contractor shall ***:

***3.By the dates specified in Exhibit C-2 or the applicable Work Authorization, as applicable, for each order of ***, Contractor shall deliver and Owner shall accept by the date of acceptance set forth therein pursuant to Section 14.B.1, the ***.  If Contractor fails to deliver such that the Owner is unable to accept these ***, including *** shall be ***.  Therefore, ***, and subject to the terms set forth in this Section 19, the Contractor shall be ***:

–the applicable amount per Day as specified in Exhibit C-2 or the Work Authorization, as applicable

(p) For purposes of the DLC Switch Project, the first sentence of Section 19.G of the Contract is hereby deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary, *** shall ***.”

(q) For purposes of the DLC Switch Project, the first sentence of Section 20.A of the Contract is deleted in its entirety and replaced with the following:

“Contractor will *** (i) *** or (ii) *** as specified in the Work Authorization (or Purchase Order if applicable) ***.”

(r) Exhibit B (Software License and Services Agreement) shall be amended as follows:

i.Add the following as a new Section 1.11 (Switch Firmware) immediately after ***:

PGN/SSN Amdt 4 to Master Contract595382Page 3 of 11PGN – SSN Confidential

595382 Amendment #4

“1.11Switch Firmware.  So long as Owner is under Software Support Services, Contractor agrees that any Updates it provides to Owner for Firmware or Switch Firmware, as the case may be, that are intended or required to be compatible with the other, will be compatible with, and inter-operate and work with the other and any Updates thereto that are made available to Owner.”

ii.Add the following as a new Section 1.13 (Switch Firmware) immediately after Section 1.12 (Meter Firmware) in Exhibit 2 – Software Support Terms for non-SaaS Services of Attachment B (Software Support Services):

“1.13Switch Firmware.  So long as *** under ***, Contractor agrees that any Updates it provides to Owner for Firmware or Switch Firmware, as the case may be, ***, will be *** and any ***.”

Exhibit U (Contractor Product List) is hereby amended by the following:

i.Add the following as Equipment:

“Integrated Switch”- an individual direct load control switch device that controls the flow of electricity to an End Customer appliance, such as HVAC units, electric water heaters and pool pumps, that Owner purchases directly from Contractor and in which Contractor’s Communication Module has been integrated into in accordance with applicable specifications.

ii.Add the following as a Tool:

“Load Control Configurator”- software for a laptop PC or handheld device that pairs with the FSU for in-field configuration, installation, and troubleshooting of the Communications Module and third-party load control switch.  For the avoidance of doubt, the Load Control Configurator does not include the handheld device on which such software resides.

(s) Exhibit Y (Definitions) to the Contract shall be amended as follows:

i.The definition of “Endpoints” is deleted in its entirety and replaced with the following:

“Endpoints” means and includes any device on the NAN with an embedded Communication Module, including Integrated Meters, eBridges, and Integrated Switches, but excluding Access Points and Relays.”

ii.The definition of “Firmware” is deleted in its entirety and replaced with the following:

“Firmware” or “NIC Firmware” means the object code version of Contractor proprietary software for the Communication Module that is embedded in Equipment, and includes Zigbee firmware that is embedded in NIC Firmware.

iii.Add the following definition immediately after the definition of “Integrated Meter”:

“Integrated Switch” means an individual direct load control switch device that controls the flow of electricity to an End Customer appliance, such as HVAC units, electric water heaters and pool pumps, that Owner purchases directly from Contractor and in which Contractor’s

PGN/SSN Amdt 4 to Master Contract595382Page 4 of 11PGN – SSN Confidential

595382 Amendment #4

Communication Module has been integrated into in accordance with applicable specifications.”

iv.The definition of “Software” is deleted in its entirety and replaced with the following:

“Software” means the object code version of the software products, including any third party embedded software, listed or described in Exhibit B to the Contract, which is hereby incorporated by reference, and any firmware embedded in Equipment.

v.Add the following definitions immediately after the definition of “Supplier”:

“Switch Firmware” means the object code version of software that is embedded in the Switch, but excludes any NIC Firmware.

2. All other provisions in the Contract will remain in full force and effect. In the event of a conflict between this Amendment and the Contract, this Amendment shall govern .

In Witness Whereof, the Parties have caused this Amendment to be executed by their duly authorized representatives.

PROGRESS ENERGY SERVICE COMPANY, LLC as agent for Process Energy Carolinas, Inc., and Progress Energy Florida By: /s/ *** Name: *** Title: Sourcing Manager Date: 9/28/2012	SILVER SPRING NETWORKS, INC. By: /s/ Scott A. Lang Name: Scott A. Lang Title: Chairman, President & CEO Date: 9/27/2012

PGN/SSN Amdt 4 to Master Contract595382Page 5 of 11PGN – SSN Confidential

Appendix A to
Amendment #1

EXHIBIT A-2
DIRECT LOAD CONTROL SWITCH STATEMENT OF WORK

[See Attached]

PGN/SSN Amdt 4 to Master Contract595382Page 6 of 11PGN – SSN Confidential

595382 Amendment #4

Exhibit A-2

Statement of Work

I................................................................................................................................INTRODUCTION2

1..............................................................................................................................................................................***3

2..............................................................................................................................................................................***4

3..............................................................................................................................................................................***5

ATTACHMENT A – ***.................................................................................................................................................7

Integrated Switch Statement of Work 9/26/2012 1

595382 Amendment #4

I.INTRODUCTION

This Statement of Work (“Statement of Work” or “SOW”) is subject to the terms and conditions set forth in the Master Design, Procure and Install Contract (Contract No. 595382), effective as of December 31, 2011, and its amendments (“Master Contract”), each by and between Progress Energy Service Company, LLC, not in its individual capacity, but solely as agent for Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (each of which in its individual capacity is hereinafter referred to as “Owner”), and Silver Spring Networks, Inc. (“Contractor”).  Unless otherwise specified herein, all capitalized terms shall have the meaning given in the Master Contract.

This SOW describes Owner’s requirements for the *** in accordance with the requirements defined within this SOW and the Contract Documents. ***are part of the *** is a component of the ***.

The scope of the *** will be *** at the *** is anticipated over the deployment *** for a total ***.

The *** is comprised of a *** device used to ***.

The Contractor is responsible *** accordance with this SOW.  *** shall be *** within the ***. Notwithstanding the requirements detailed below, the Parties agree that the respective Work Authorizations executed by the Parties for the Work contemplated by this SOW shall define the scope of Work of this Project.

2

595382 Amendment #4

1.***

1.1General

The Contractor shall ***, each *** for Owner; *** and ***, and *** which is comprised of ***.  The requirements for these Integrated Switches are included in the associated Table of Compliance (“TOC”).

1.1.1.Requirements.

1.1.1.1For each Integrated Switch model, Contractor shall ***.  Contractor shall provide to Owner *** shall be ***.  Contractor shall be responsible for managing ***, and ***, Contractor will ensure *** by ensuring that a ***.  For each ***; provided, however, *** shall meet all requirements and functions as outlined within the TOC.

1.1.1.2Contractor shall develop ***consistent with the requirements outlined with the TOC.

1.1.1.3In accordance with Section 37 of the Master Contract, Contractor will inform the Owner of anticipated delays to delivery schedule.

1.2Scope of Work

1.2.1.Contractor shall meet ***according to Exhibit C-2 of the Master Contract.  Contractor shall notify Owner of ***.

1.2.2.Contractor shall provide *** as described in ***.

1.2.3.***.

1.2.4.***.

1.3Location of Work

1.3.1***.

1.3.2***.

1.4Form, Fit, and Function

1.4.1.Owner Responsibilities

1.4.1.1.***.

2.***

2.1General

***.

2.1.1.Joint Responsibilities. Contractor and Owner shall work together to perform each of the following tasks:

2.1.1.1.***.

2.1.1.2.***.

2.1.1.3.   ***.

Integrated Switch Statement of Work 9/26/2012 3

595382 Amendment #4

2.1.2.Contractor Responsibilities.  Contractor shall:

2.1.2.1.***:

a.***.

b.***.

2.1.2.2.***:

a)***

b)***.

2.1.2.3.***.

i.***.

2.1.3.Owner Responsibilities. Owner shall:

2.1.3.1.***.

2.1.3.2.***.

2.1.3.3.***.

2.1.3.4.***.

2.1.3.5.***.

2.1.3.6.***.

2.2*** –  *** done at ***.  Completion of *** is required ***.

Within the scope of *** is the ***.

2.2.1.Contractor Responsibilities. Contractor shall:

2.2.1.1***.

2.2.1.2.***.

2.2.1.3.***.

2.2.1.4.***.

2.2.1.5.***.

2.2.2.Owner Responsibilities. Owner shall:

2.2.2.1.***.

2.2.2.2.***.

Integrated Switch Statement of Work 9/26/2012 4

595382 Amendment #4

2.2.2. 3.***.

2.2.2.4.***.

2.3***

***refers to *** will be conducted ***.

2.3.1.Within the scope of this *** are:

2.3.1.1. ***.

2.3.1.2. ***.

2.3.2.Contractor Responsibilities.  Contractor shall:

2.3.2.1.***.

2.3.2.2.***.

2.3.2.3.***.

2.3.2.4.***.

2.3.2.5.***.

2.3.3.Owner Responsibilities. Owner shall:

2.3.3.1.***.

2.3.3.2.***.

2.3.3.3.***.

2.3.3.4.***.

2.3.3.5.***.

2.3.3 6***.

2.3.3.7.***.

2.3.3.8.***.

2.3.3.9.***.

3.TRAINING & SUPPORT

3.1.General

3.1.1.Joint Responsibilities.  Contractor and Owner shall work together to perform each of the following tasks:

3.1.1.1.***.

Integrated Switch Statement of Work 9/26/2012 5

595382 Amendment #4

3.1.2.Contractor Responsibilities. Contractor shall:

3.1.2.1.***.

3.1.2.2.***

3.1.2.3.***.

3.1.2.4.***.

3.1.2.5.***.

3.1.2.6.***

3.1.3.Owner Responsibilities.  Owner shall:

3.1.3.1.***.

3.1.3.2.***

3.1.3.3.***.

Integrated Switch Statement of Work 9/26/2012 6

595382 Amendment #4

ATTACHMENT A – ***

The Table of Compliance defines requirements for the ***.  They are incorporated into this SOW by reference and are set forth in the following document ***

Integrated Switch Statement of Work 9/26/2012 7

595382 Amendment #4

8

595382 Amendment #4

Appendix B to
Amendment #4

EXHIBIT  C-2
*** MILESTONE SCHEDULE

[See Attached]

595382 Amendment #4

Exhibit C-2

*** MILESTONE SCHEDULE

Milestone dates based on Amendment effective date no later than *** and ***.

For purposes of ***, the following shall apply:

(i)with respect to ***.

(ii)with respect to ***; and

(iii)with respect to ***.

For the avoidance of any doubt, with respect to item (ii) above, ***.

Milestone #	Major Milestone	Start Date	Completion Date	Milestone Acceptance Date	Milestone or LD Milestone
1	***		***	***	***
2	***		***	***	***
3	***	***	***		***
4	***	***	***
5	***	***	***	***	***
6	***	***	***	***	***

595382 Amendment #4

Product Type	NTF Rate	Charges to Customer
***	***	***
	***	***

(i) 4.SPARE EQUIPMENT RECOMMENDATION

Silver Spring recommends that ***:

•	***
•	***
•	***
•	***
•	***

***.

595382 Amendment #4

Exhibit 1

Return Material Authorization Request (Customer required fields in red font)
555 Broadway Street Redwood City, CA 94063 Phone 650-298-4200 Fax 650-363-5240 WWW.SILVERSPRINGNET.COM	RMA # Date Issued:

CUSTOMER INFORMATION	RMA RETURN SHIPPING INFORMATION
Company Name:	Company:
Contact:	Address:
Telephone:
Email:	Telephone:
FAX:	Attention:

•	Note: The SSN PM and PA must be copied on all RMA communications
SSN PROJECT MANAGER	SSN PROGRAM ADMINISTRATOR

Email:	Email:

NUMBER OF DEVICES TO BE RETURNED	SHIP MATERIAL TO:
ACCESS POINTS:	Company Name:
RELAYS:	Address:
METERS:
NICS:
e-BRIDGES:	RMA # Attention:
INTEGRATED SWITCH:	Telephone:
OTHER:

RMA Instructions:

•	Customer will complete RMA Request (for large quantities, attach spreadsheet detailing: Part #, MAC address and Failure mode) and send to support @silverspringnet.com.
•	SSN will assign an RMA Number and provide Shipping Information within 2 business days after receipt of completed RMA form and required documentation.

595382 Amendment #4

•	Customer will properly package and ship equipment to address provided within 5 days.
•	Shipment will be clearly marked on the outside of all boxes with the assigned RMA number and “Attention: RMA Department.”
•	A copy of the completed RMA form must be enclosed with the shipment.

All associated communications with Silver Spring should list assigned RMA #.

595382 Amendment #4

Please contact Customer Service at 888-SSN-9876 with any questions or comments.
THANK YOU FOR YOUR BUSINESS!

Return Material Authorization Request (Customer required fields in red font)
555 Broadway Street Redwood City, CA 94063 Phone 650-298-4200 Fax 650-363-5240 WWW.SILVERSPRINGNET.COM	RMA # Date Issued:

SSN MAC ID #	SSN SERIAL #	SSN CATALOG PART#	CUSTOMER FAULT REPORT (REPORT ALL RELEVANT DETAILS)

595382 Amendment #4

Exhibit 2

Failure Analysis Reporting Sample

RMA#	Customer	Catalog #	Product	MAC ID	Customer Fault Report	Disposition	SSN Remediation	Full Functionality Tests Conducted
***	***	***	***	***	***	***	***	***

595382 Amendment #4

***

“***” means, (i) with respect to ***, and (ii) with respect to ***.

Installment	Delivery Date	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

595382 Amendment #4

Appendix C to
Amendment #4

EXHIBIT E-2

*** PROJECT RATE SCHEDULE

[See Attached]

595382 Amendment #4

Exhibit E2 *** Rate Schedule

1.***

Integrated Direct Load Control Switch
Item	Catalog Number	Price/Unit ($USD	2013	2014	2015	2016	2017	Total Quantity	Total Price ($USD)
***			***	***	***	***	***	***
***		***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***
TOTAL									***

Item	Catalog Number	Price/Unit ($USD	Total Quantity	Total Price ($USD)
***	***	***	***	***
***	***	***	***	***
Total				***

Product lead time is ***.

Note 1: ***.

Note 2: ***.

Note 3: With the exception of *** and ***.

2.***

***Fees
Item	Catalog Number	Qty	Price/Unit ($USD)
***	***	***	***
***	***	***	***
***	***	***	***
Total

Note 1:    ***.

Note 2:    ***.

Note 3:    ***.

Note 4:·  ***.

595382 Amendment #4

3.***

***
Item	Catalog Number	Qty	Price/Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Product lead time is ***.

Note 1:    ***.

Note 2:    ***.

Note 3:    ***.

Note 4:  ***.

4.***

Skill Level	Catalog Number	Total ($USD)	Billing Schedule
***	***	***	***
***	***	***	***
***	***	***	***
Total		***

Note 1:  ***.

Note 2:  ***.

Note 3:  ***.

5.***

***
Skill Level	Catalog Number	Total ($USD)	Billing Schedule
***	***	***	***
Total		***

595382 Amendment #4

6.***

***
Item	Catalog Number	Total ($USD)
***	***	***

595382 Amendment #4

Total	***

Note 1:    ***.

595382 Amendment #4

Next Generation *** Direct Load Control Switch WAs

WA XX — XX Title

WA XX — XX Title

WA XX — XX Title

WA XX — XX Title

WA XX — XX Title

595382 Amendment #4

WA Summary

Description	WA XX	WA XX	WA XX	WA XX	WA XX	Total
***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***

***
***	***					***
***	***	***	***	***	***	***
***	***	***	***	***	***	***

***
***	***					***
***	***					***
***	***	***	***	***	***	***

Total	***	***	***	***	***	***

Estimated Taxes (7% of Total HW)	***	***	***	***	***	***

Grand Total	***	***	***	***	***	***

PGN/SSN Amdt 4 to Master Contract 595382 Page 14PGN-SSN Confidential

595382 Amendment #4

WA XX – XX

Description	Catalog Number	Quantity	Unit Price	Extended Price		Billing Schedule
***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***				***

***
***	***	***	***	***
***	***	***	***	***	***
***				***

***
***	***	***	***	***	***
***	***	***	***	***
***				***

Total:				***

Estimated Taxes (7% of Total HW)				***

Grand Total:				***

PGN/SSN Amdt 4 to Master Contract 595382 Page 15PGN-SSN Confidential

595382 Amendment #4

WA XX – XX

Description	Catalog Number	Quantity	Unit Price	Extended Price		Billing Schedule
***
***	***	***	***	***
***	***	***	***	***

***				***

***
***	***	***	***	***	***
***				***

Total:				***

Estimated Taxes (7% of Total HW)				***

Grand Total:				***

PGN/SSN Amdt 4 to Master Contract 595382 Page 16PGN-SSN Confidential

595382 Amendment #4

WA XX – XX

Description	Catalog Number	Quantity	Unit Price	Extended Price		Billing Schedule
***
***	***	***	***	***
***	***	***	***	***

***				***

***
***	***	***	***	***	***
***				***

Total				***

Estimated Taxes (7% of Total HW)				***

Grand Total:				***

PGN/SSN Amdt 4 to Master Contract 595382 Page 17PGN-SSN Confidential

595382 Amendment #4

WA XX – XX

Description	Catalog Number	Quantity	Unit Price	Extended Price		Billing Schedule
***
***	***	***	***	***
***	***	***	***	***

***				***

***
***	***	***	***	***	***
***				***

Total				***

Estimated Taxes (7% of Total HW)				***

Grand Total:				***

PGN/SSN Amdt 4 to Master Contract 595382 Page 18PGN-SSN Confidential

595382 Amendment #4

WA XX – XX

Description	Catalog Number	Quantity	Unit Price	Extended Price		Billing Schedule
***
***	***	***	***	***
***	***	***	***	***

***				***

***
***	***	***	***	***	***
***				***

Total				***

Estimated Taxes (7% of Total HW)				***

Grand Total:				***

PGN/SSN Amdt 4 to Master Contract 595382 Page 19PGN-SSN Confidential

595382 Amendment #4

Appendix D to
Amendment #4

EXHIBIT V-1

INTEGRATED SWITCH POLICY

[See Attached]

PGN/SSN Amdt 4 to Master Contract 595382 Page 20PGN-SSN Confidential

595382 Amendment #4

Warranty and Return Material Authorization (RMA) Policy – ***

1.INTRODUCTION

This document details Silver Spring Networks (“Silver Spring”) key warranty and RMA guidelines for ***.

2.WARRANTY

2.1GENERAL WARRANTY

Silver Spring warrants that its products meet applicable specifications for a ***.

***.

Transportation	Responsible Party
***	***
***	***

2.2EXTENDED WARRANTY

Customers may purchase an extended warranty from Silver Spring, for an ***.  Terms and conditions during the extended warranty period may *** of the customer contract for specific terms and conditions.

2.3IN-WARRANTY RETURNS

If the *** and the *** and ***.  If a ***, it will be *** will be *** may be ***.  Any *** will carry ***.

2.4NON-WARRANTY RETURNS

Any return requested for a product for which the warranty period has expired, ***, is considered a non-warranty service.  For non-warranty services, *** will examine the returned hardware and send the customer a quote ***.

Product Type	Diagnostic Base Charge
***	***

2.5CERTIFICATE OF DESTRUCTION

Customer must provide to Silver Spring a certificate of destruction for ***.  The certificate must list ***.  Certificates of destruction will be provided to Silver Spring ***.

3.WARRANTY RETURNS PROCESS

***

Action	***	***	***	***	***	***
Timeframe	***	***	***	***	***	***

PGN/SSN Amdt 4 to Master Contract 595382 Page 1PGN-SSN Confidential

595382 Amendment #4

Responsible Party	***	***	***	***	***	***

Should the customer fail to request an *** issue that requires a product return, ***.

3.1NO TROUBLE FOUND (NTF) RETURNS

***, customer will be responsible for return ***.

Product Type	NTF Rate	Charges to Customer
***	***	***
	***	***

4.SPARE EQUIPMENT RECOMMENDATION

Silver Spring recommends that customers purchase and carry spare integrated switches.  The spares inventory can be leveraged to both enable rapid replacement of switches deployed in the field and to provide immediate availability of extra product to meet unplanned needs.  Examples of potential issues that a spares inventory can address include:

•	***
•	***
•	***
•	***
•	***

Units removed from the field will go through the ***.

PGN/SSN Amdt 4 to Master Contract 595382 Page 2PGN-SSN Confidential

595382 Amendment #4

Exhibit 1

SilverSpring Networks Logo	Return Material Authorization Request (Customer required fields in red font)
555 Broadway Street Redwood City, CA 94063 Phone 650-298-4200 Fax 650-363-5240 WWW.SILVERSPRINGNET.COM	RMA # Date Issued:

CUSTOMER INFORMATION	RMA RETURN SHIPPING INFORMATION
Company Name:	Company:
Contact:	Address:
Telephone:
Email:	Telephone:
FAX:	Attention:

•	Note: The SSN PM and PA must be copied on all RMA communications
SSN PROJECT MANAGER	SSN PROGRAM ADMINISTRATOR

Email:	Email:

NUMBER OF DEVICES TO BE RETURNED	SHIP MATERIAL TO:
ACCESS POINTS:	Company Name:
RELAYS:	Address:
METERS:
NICS:
E-BRIDGES:	RMA # Attention:
INTEGRATED SWITCH:	Telephone:
OTHER:

PGN/SSN Amdt 4 to Master Contract 595382 Page 3PGN-SSN Confidential

595382 Amendment #4

RMA Instructions:

•	Customer will complete RMA Request (for large quantities, attach spreadsheet detailing: Part #, MAC address and Failure mode) and send to support@silverspringnet.com.
•	SSN will assign an RMA Number and provide Shipping Information within 2 business days after receipt of completed RMA form and required documentation.
•	Customer will properly package and ship equipment to address provided within 5 days.
•	Shipment will be clearly marked on the outside of all boxes with the assigned RMA number and “Attention: RMA Department.”
•	A copy of the completed RMA form must be enclosed with the shipment. All associated communications with Silver Spring should list assigned RMA #.

PGN/SSN Amdt 4 to Master Contract 595382 Page 4PGN-SSN Confidential

595382 Amendment #4

Please contact Customer Service at 888-SSN 9876 with any questions or comments.
THANK YOU FOR YOUR BUSINESS!

SilverSpring Networks Logo	Return Material Authorization Request (Customer required fields in red font)
555 Broadway Street Redwood City, CA 94063 Phone 650-298-4200 Fax 650-363-5240 WWW.SILVERSPRINGNET.COM

SSN MAC ID#	SSN SERIAL#	SSN CATALOG PART#	CUSTOMER FAULT REPORT (REPORT ALL RELEVANT DETAILS)

PGN/SSN Amdt 3 to Master Contract 595382 Page 5PGN-SSN Confidential

595382 Amendment #4

Exhibit 2

Failure Analysis Reporting Sample

RMA #	Customer	Catalog #	Product	MAC ID	Customer Fault Report	Disposition	SSN Remediation	Full Functionality Tests Conducted
***	***	***	***	***	***	***	***	***

PGN/SSN Amdt 3 to Master Contract 595382 Page 6PGN-SSN Confidential

Amendment #3 to Master Contract No. 595382

For Design, Procurement and Installation of EnergyWise Project

Next Generation ***

Advanced Metering Infrastructure &

Neighborhood Area Network Infrastructure

This Amendment # 3 (“Amendment”), effective as of the last date signed by the parties below (“Amendment Effective Date”), amends the Master Contract No. 595382 for Design, Procurement and Installation of EnergyWise Project, Next Generation ***, Advanced Metering Infrastructure & Neighborhood Area Network Infrastructure, as amended (“Contract”), effective as of December 31, 2011, and signed by Progress Energy Service Company, LLC, as agent for Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (each, an “Owner”) and Silver Spring Networks, Inc. (“Contractor”).  Capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Contract.

WHEREAS, Owner and Contractor entered into the Contract, effective as of December 31, 2011, in connection with the Work contemplated in Exhibit A attached to the Contract as of the Effective Date;

WHEREAS, Owner desires Contractor to perform Work by successfully developing the HCM to LMS interface integration of Owner’s load management system (the “LMS Integration Project”);

WHEREAS, Owner and Contractor agree that, for purposes of contracting for the LMS Integration Project, the Parties will leverage the terms and conditions set forth in the Contract, and amend such terms as necessary to address issues specific to the LMS Integration Project, as set forth in this Amendment; and

WHEREAS, Owner and Contractor wish to make certain other modifications to the Contract for clarification purposes.

NOW, THEREFORE, in consideration of the mutual promises and obligations below, Owner and Contractor agree to amend the Contract as follows:

1.Amendments to Contract.

a.Exhibit A-1- LMS Integration Statement of Work (“LMS Integration Project SOW”), in the form attached hereto in Appendix A, is hereby added as Exhibit A-1 to the Contract for the Work to be performed by Contractor in connection with such SOW.

b.Exhibit C-1- LMS Key Milestone Schedule (“LMS Integration Project Schedule”), in the form attached hereto in Appendix B, is hereby added as Exhibit C-1 to the Contract.  All references to “Exhibit C” in the Contract shall mean Exhibit C, and Exhibit C-1 in aggregate, or individually, as applicable.

c.Exhibit E-1- LMS Integration Rate Schedule, in the form attached hereto in Appendix C, is hereby added as Exhibit E-1 to the Contract.  All references to “Exhibit E” or “Rate Schedule”  in the Contract shall mean Exhibit E, or Exhibit E-1, or Rate Schedule, or LMS Integration Rate Schedule, in the aggregate, or individually, as applicable.

PGN/SSN Amdt 3 to Master Contract 595382 Page 1PGN-SSN Confidential

d.For purposes of the LMS Integration Project, the second and third sentences of the first paragraph of Section 11.A shall not apply to the Work contemplated in the LMS Integration Project SOW.

e.Notwithstanding the third paragraph of Section 11.A, rates for the LMS Integration Project shall be subject to the terms set forth in Exhibit E-1.

f.For purposes of the LMS Integration Project, Section 11.C.2 of the Contract shall not apply to the Work contemplated in the LMS Integration Project SOW and is deleted in its entirety and replaced with:

For the Work related to the ***, Owner shall retain ***of the related invoice amounts for *** for ***:  (i) *** shall ***; (ii) ***; and (iii) *** as set forth in the applicable Work Authorization, *** shall ***.

g.For purposes of the LMS Integration Project, and except as set fo1ih below, all of Section 11.D of the Contract (other than Section 11.D.8 and Section 11.D.9) shall not apply with respect to the Work contemplated in the LMS Integration Project SOW.  For the avoidance of any doubt, Owner may not exercise its rights under Section 11.D.2 and 11.D.6 to drawdown on the *** in connection with Work under the LMS Integration Project SOW.  For clarity, Section 11.D.9 shall apply to the LMS Integration Project.

In order to allow for an acceleration in the reduction of the amount of the ***, in addition to the “Triggering Events” in Section 11.D.8, Section 11.D.8 of the Contract shall be deleted in its entirety and replaced with the following:

“g.Reduction of ***.  The initial *** shall be for the sum of ***.  Upon the occurrence of certain events as outlined in the table below and as further set forth in the paragraph immediately following the table below, the initial amount of *** as set forth below.   *** event described in the table below will result *** shall be *** shall also be ***.

PGN/SSN Amdt 3 to Master Contract 595382 Page 2PGN-SSN Confidential

New ***	Triggering Event to Reduce the ***
***of either (i) ***, (ii) the ***, or (iii) the ***	***
***of either (i) *** (ii) the ***, or (iii) the ***	***
***	***

In addition to the reduction of the *** amount pursuant to the “Triggering Events” set forth in Table 11.D.8, the reduction of the *** amount may be accelerated pursuant to the completion/delivery of the Alliance Milestones set forth in Appendix AT-2 of the Alliance Terms (as defined below) as set forth therein.”

h.Section 19 (Liquidated Damages) is hereby amended by adding the following provisions as new Section E(l) immediately after Section E and immediately before Section F of the Master Contract:

“E(1)With respect to the ***, Contractor shall be required to timely achieve the 01 following Milestones as set forth below no later than the ***.

PGN/SSN Amdt 3 to Master Contract 595382 Page 3PGN-SSN Confidential

1.By the date(s) specified in *** or ***, as applicable, ***shall deliver to ***sha1l ***.  If *** shall be ***.  Therefore,  ***, and subject to the terms set forth in this Section 19, the ***:

***

2.By the date(s) specified in *** or ***, as applicable, ***shall deliver *** shall ***.  If *** shall be ***.  Therefore, ***, and subject to the terms set forth in this Section 19, ***:

***

i.For purposes of the LMS Integration Project, the first sentence of Section 19.G of the Contract is hereby deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary, *** shall not ***.”

J.Section 33 (Confidentiality; Use of Information) shall be amended by replacing all references to “Subcontractors”  with “Subcontractors or Suppliers”, and replacing all references to “Subcontractor’s” with “Subcontractor’s and Supplier’s”.

k.Exhibit Q- Next Generation ***  (***) Integration and Testing Alliance Terms and Conditions (“Alliance Terms”), in the form attached hereto in Appendix D, is hereby added as Exhibit Q to the Contract.  All references in the Contract to Exhibit Q as “Not Used”  shall be deemed replaced by “Alliance Terms”  as set forth in Appendix D hereto.

l.Exhibit Y (Definitions) to the Contract shall be amended as follows:

PGN/SSN Amdt 3 to Master Contract 595382 Page 4PGN-SSN Confidential

i.Add the following definition immediately after the definition of “Integrated Meter”:

“Integrated Switch”  means an individual direct load control switch device that controls the flow of electricity to an End Customer appliance, such as HVAC units, electric water heaters and pool pumps, that Owner purchases directly from Contractor and in which Contractor’s Communication Module has been integrated into in accordance with applicable specifications.”

ii.Add the following definition immediately after the definition of “Integrated Meter Provider”:

“Integrated Switch Provider” means a product supplier of integrated Switches.”

iii.The definition of “Statement of Work”  or “SOW”  is deleted in its entirety and replaced with the following:

“Statement of Work”  or “SOW”  means a document so titled as of the Effective Date or hereafter that defines certain Work to be provided by Contractor to Owner under this Contract, and which shall reference this Contract or be attached hereto as one or more Exhibits A.  Subsequent SOWs after Exhibit A will be designated as Exhibit A-[x].  For the avoidance of any doubt, all references to “Exhibit A”, “Statement of Work”  or “SOW”  in the Contract shall mean of all the SOWs attached to the Contract in aggregate, or an individual SOW, as applicable.”

iv.Add the following definitions immediately after the definition of  “Supplier”:

“Switch” shall mean an individual direct load control switch device, including associated switch firmware.”

All other provisions in the Contract will remain in full force and effect.  In the event of a conflict between this Amendment and the Contract, this Amendment shall govern.

In Witness Whereof, the Patties have caused this Amendment to be executed by their duly authorized representatives.

Progress Energy Service Company, LLC as agent for Progress Energy Carolinas, Inc., and Progress Energy Florida, Inc.	SILVER SPRING NETWORKS, INC.

By: /s/ ***	By: /s/ Scott A. Lang
Name: ***	Name: Scott A. Lang
Title: Sourcing Manager	Title: Chairman, President & CEO
Date: 9/28/2012	Date: 9-27-12

PGN/SSN Amdt 3 to Master Contract 595382 Page 5PGN-SSN Confidential

Appendix A to

Amendment # 3

EXHIBIT A-1

LOAD MANAGEMENT SYSTEM INTEGRATION
PROJECT STATEMENT OF WORK

[see Attached]

PGN/SSN Amdt 3 to Master Contract 595382 Page 6PGN-SSN Confidential

PGN/SSN Amdt 3 to Master Contract 595382 Page 7PGN-SSN Confidential

EXHIBIT A-1

LMS INTEGRATION STATEMENT OF WORK

Attachment ATable of Compliance

PGN/SSN Amdt 3 to Master Contract 595382 Page 1PGN-SSN Confidential

Statement of Work Background

This Statement of Work (“Statement of Work” or “SOW”) is subject to the terms and conditions set forth in the Master Design, Procure and Install Contract (Contract No. 595382), effective as of December 31, 2011, as amended from time to time (“Master Contract” ), each by and between Progress Energy Service Company, LLC, not in its individual capacity, but solely as agent for Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (each of which in its individual capacity is hereinafter referred to as “Owner” ), and Silver Spring Networks, Inc. (“Contractor”).  Unless otherwise specified herein, all capitalized terms shall have the meaning given in the Master Contract.

*** set forth in this SOW includes all *** to enable ***.  The *** includes ***.

As part of this Statement of Work, Contractor will share with Owner and other Owner selected contractors (provided appropriate non-disclosure agreements and other agreements are in place with Owner or Owner selected contractors) product information and participate in business process workshops plus ***.

These efforts are being undertaken in order to support Owner’s ***.

This Statement of Work will be utilized to create Work Authorizations for the project and will be used to manage ***.  Contractor shall complete the Work set forth in this Statement of Work and *** in the Table of Compliance, attached hereto as Attachment A.

Definitions:

***.

***.

***.

1.Task 1 - Project Management

1.1.***

Contractor will manage the ***.

1.1.1.Contractor Responsibilities.    Contractor will perform each of the following tasks:

a)***.

PGN/SSN Amdt 3 to Master Contract 595382 Page 2PGN-SSN Confidential

b)*** to this SOW and ***.

c)*** provide ***.

d)***.

e)Create, ***.

f)***.

g)Participate in *** to the Master Contract to be entered into by Owner, ***, as applicable, ***.

h)***.

i)***.

1.1.2.Owner Responsibilities.    Owner will perform each of the following tasks:

a)Provide a *** and to interact with ***.

b)Coordinate all Owner activities related to ***.

c)***.  Provide *** as part of ***.

d)Capture ***.

e)Identify, ***.

f)Track ***.

1.1.3.Joint Responsibilities.    Both Parties will perform each of the following tasks:

a)*** between Owner, ***, including *** made to their respective teams.

2.Task 2 - Business Requirements and Process Definition

2.1.***

The scope of this Task includes ***.

Contractor will participate *** can or cannot meet each of ***.  Contractor will ***, to make ***.  Other Contractor *** that may be ***.  The completion of this Work may result in an ***,

*** which shall be ***, to guide subsequent Work Authorizations.

Multiple *** and requirements *** of the ***.  During these *** the current as-is ***.  In addition***.

*** to review include, but are not limited to:

"	***

o***

o***

o***

o***

•***

o***

o***

o***

o***

o***

•***

o***

o***

o***

o***

o***

o***

PGN/SSN Amdt 3 to Master Contract 595382 Page 3PGN-SSN Confidential

o***

2.1.1.Contractor Responsibilities.    Contractor will perform each of the following tasks:

a)Support and attend *** and provide *** for said ***.

b)Provide *** can or cannot meet each of ***.

c)Provide *** which formally *** shall ***each of the *** as follows: ***.

d)Provide support and guidance for *** as needed ***.

e)Execute ***

f)Provide *** not to *** and other *** are in place with ***.

PGN/SSN Amdt 3 to Master Contract 595382 Page 4PGN-SSN Confidential

g)***.

2.1.2.Owner Responsibilities.    Owner will perform each of the following tasks:

a)***.

b)***.

c)***.

d)***.

e)***.

f)***.

g)***.

h)***.

i)***.

j)***.

k)***.

2.1.3.Joint Responsibilities.  Both Parties will perform each of the following tasks:

a)***.

b)***.

3.Task 3 - System Design and Build

3.1.***

***.

***.

3.1.1Contractor Responsibilities.  Contractor will perform each of the following tasks:

a)***.

b)***.

c)***.

d)***.

e)***:

i.***;

ii.***;

iii.***;

iv.***;

v.***;

vi.***;

vii.***;

viii.***;

ix.***;

x.***;

xi.***;

xii.***;

xiii.***;

xiv.***.

3.1.2Owner Responsibilities.  Owner will perform each of the following tasks:

a)***.

b)***

PGN/SSN Amdt 3 to Master Contract 595382 Page 5PGN-SSN Confidential

c)***.

d)***.

e)***.

f)***.

g)***.

3.1.3Joint Responsibilities.  Both Parties will perform each of the following tasks:

a)***.

PGN/SSN Amdt 3 to Master Contract 595382 Page 6PGN-SSN Confidential

b)***.

3.2.System Build Support

3.2.1.Contractor Responsibilities.    ***:

a)***.

3.2.2.Owner Responsibilities.    ***.

4.Task 4 - Testing

4.1.Testing Support

***.

4.1.1.Contractor Responsibilities.  Contractor will perform each of the following tasks:

a)***.

b)***.

c)***.

d)***.

4.1.2.Owner Responsibilities.  Owner will perform each of the following tasks:

a)***.

b)***.

c)***.

PGN/SSN Amdt 3 to Master Contract 595382 Page 7PGN-SSN Confidential

ATTACHMENT A

TABLE OF COMPLIANCE

PGN/SSN Amdt 3 to Master Contract 595382 Page 8PGN-SSN Confidential

ATTACHMENT A

HCM Requirements

*** is responsible for *** as detailed within this Attachment.

***.

Table 1:  ***.

CALIBER ID	LMS REQUIREMENTS	HCM REQUIREMENTS
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

1

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

2

Table 2:  These requirements shall be met in ***.

CALIBER	LMS REQUIREMENTS	HCM REQUIREMENTS
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

3

Table 3:   These requirements shall be met in ***.

CALIBER	LMS REQUIREMENTS	HCM REQUIREMENTS
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

4

Table 4:  ***.

CALIBER	LMS REQUIREMENTS	HCM REQUIREMENTS
***	***	***
***	***	***
***	***	***
***	***	***

PGN-SSN Confidential

Appendix B to

Amendment # 3

EXHIBIT D

LMS INTEGRATION PROJECT

PRELIMINARY SCHEDULE AND MILESTONE DATES

[ See Attached. ]

1

EXHIBIT C-1

LMS Key Milestone Schedule

***.

*With respect to ***.

Major Deliverables	Deliverable Description	Start Date	Completion Data	LD Milestones
Business Process & Requirements
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Integration Design, Build & Testing

1

Major Deliverables	Deliverable Description	Start Date	Completion Data	LD Milestones
***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

2

Major Deliverables	Deliverable Description	Start Date	Completion Data	LD Milestones
***	***	***	***

3

Appendix C to

Amendment # 3

EXHIBIT E-1

LMS INTEGRATION PROJECT RATE SCHEDULE

[ See Attached. ]

1

EXHIBIT E-1 ***

1.Project Management & Deployment Services

Project Management & Deployment Services
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Total		***

Note 1:*** are limited to ***.

Note 2:***.

Note 3:The invoicing schedule above assumes ***.

Note 4:Pricing is ***.

Note 5:Payment Terms:  ***.

1

Load Management System Integration Was

WA 16– XX Title

WA XX– XX Title

1

WA Summary
Description	WA 16	WA XX	Total
Services
***	***	***	***
***	***		***
***	***		***
***
***
***
***		***	***
***		***	***
***	***	***	***
Total Services	***	***	***

Total	***	***	***

1

WA 16 - XX
Description	Catalog Number	Quantity	Unit Price	Extended Price	Billing Schedule
Services
***	***	***	***	***	***
***	***	***	***	***	***
***	***			***	***
***
***
***
***				***	***
Total Services				***

Total				***

1

WA XX - XX
Description	Catalog Number	Quantity	Unit Price	Extended Price	Billing Schedule
Services
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***					***
Total Services				***

Total				***

1

Appendix D to

Amendment # 3

EXHIBIT Q

NEXT GENERATION ***  (***)  INTEGRATION AND TESTING

ALLIANCE TERMS AND CONDITIONS (“ALLIANCE TERMS”)

[ See Attached. ]

PGN/SSN Amdt 3 to Master Contract 595382 PGN-SSN Confidential

CONTRACT NO. 595382
AMENDMENT NO. 02
EFFECTIVE June 22, 2012

This Amendment is governed by the terms and conditions of the above-referenced Contract.  By this Amendment, Progress Energy Service Company, LLC, not in its individual capacity, but solely as agent for Progress Energy Florida, Inc. and Progress Energy Carolinas, Inc. (hereinafter “Owner”) and Silver Spring Networks, Inc. (hereinafter “Contractor”) agree to change the terms of the above-referenced Contract as follows:

The Master Contract with Effective Date of 12/31/2011 is amended to include the changes set forth in the change orders identified below:

1.***_SSN_CO# P8 MasterV2 20120425, dated April 25, 2012 (See Attachment 1 hereto);

2.***_SSN_CO# P24 Master 20120424, dated April 24, 2012 (See Attachment 2 hereto);

All other terms in the Master Contract or other Amendments remain unchanged.

This Amendment shall become effective only after receipt and execution by an authorized representative of each party.

By signing below the person executing this Amendment for each of the parties hereto warrants and represents that he or she is fully authorized to sign this Amendment on behalf of its party, and that by virtue of his or her signature, such party is fully bound by the terms and conditions of this Contract.

SILVER SPRING NETWORKS, INC.	PROGRESS ENERGY SERVICE COMPANY, LLC, not in its individual capacity, but solely as agent for PROGRESS ENERGY FLORIDA, INC. and PROGRESS ENERGY CAROLINAS, INC.

BY: /s/ Steve Ingram	BY: /s/ ***
NAME (printed): Steve Ingram	NAME: ***
TITLE: Vice President, Smart Grid Services	TITLE: Lead Sourcing Specialists
DATE: 6/22/2012	DATE: 6/22/2012

Amendment
Revision 08/06/2010

Contract No. 595382, Amendment 02

Attachment 1

Change Order
***_SSN_CO# P8 Master V2 20120425
[see attached.]

CHANGE ORDER FORM

Date:  April 25, 2012

Project:(n/a)

Contract No. Master 595382

And/or Work Authorization (n/a)

***_SSN_CO #P8 Master v2 20120425

Pursuant to the provisions of the Master Contract 595382 (The “Contract”) dated 12/31/2011, you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms  and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference: (1) Master 595382, Exhibit M, Sample Invoice

Attachment (1) Master 595382, Exhibit M, Sample Invoice, version 2

Owner is ***. Contractor is directed to utilize ***.

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any and all applicable taxes, are payable in accordance with the Contract.

1 of 2

Note:  This section does not apply to this change request

Total Amount Payable under this Change Order	$	***
Total Amount of Previous Executed Change Orders for this Work Authorization (identified above)	$	***
Base Contract Price for Work Authorization (identified above)	$	***
Revised Contract Price	$	***

Accepted this _____ day of _______________________

**
Contractor	Owner
By: /s/ Steve Ingram	By: /s/***
Name: Steve Ingram	Name: ***
Title: Vice President	Title: MPM, ***

Attachment (1) Master 595382, Exhibit M, Sample Invoice, version 2

Smart Grid Project – Next Generation ***

Silver Spring Networks, Inc.INVOICE DATE:XXXXXXXX
555 Broadway StreetCONTRACT NO.XXXXXXXX
Redwood City, CA  94063PO #XXXXXXXX
650-298-4200WORK AUTH #XXXXXXXX
***PAYMENT TERMS: XXXXXXXX

DUE DATE:XXXXXXXX

BILL TO:SHIP TO:

XXXXXXXXXXXXXXXX

SMART GRID PROJECT: ***

MILESTONE & DESCRIPTION OR PRODUCT DESCRIPTION	TELECOM SECTION (IF APPLICABLE)	QUALITY	UNIT PRICE	GROSS AMOUNT	LESS DISCOUNT	NET AMOUNT BEFORE RETENTION	LESS RETENTION	NET AMOUNT TO PAY THIS INVOICE	COMPLETION DATE (SERCIES) OR ACCEPTANCE DATE (MATERIALS)
SERVICES
***				***	***	***	***	***	***
***				***	***	***	***	***	***
***	***			***	***	***	***	***	***
Sub-Total				***	***	***	***	***

EXPENSES
***				***	***	***	***	***	***
Sub-Total:				***	***	***	***	***

MATERIALS
***	***	***	***	***	***	***	***	***	***
***	***			***	***	***	***	***	***
***	***			***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***			***	***	***	***	***	***
Sales Tax (***Only)	***			***	***	***	***	***	***
Sub-Total					***	***	***	***

TOTAL AMOUNT BILLED THIS INVOICE:				***	***	***	***	***

CUMULATIVE WA TOTAL TO DATE:				***	***	***	***	***

Comment:

Time sheet support should include projects, Work Authorization number and details to support the Work each person has worked for the billing period.

All supporting documentation per the Master Contract and the DOE requirements.

All invoicing concerning installation of equipment shall provide supporting documentation to show used at location (state and county of installation).

Payment by Wire:Payment by Check:

***Silver Spring Networks, Inc.

***555 Broadway Street

***Redwood City, CA 94061

***.Attention: Accounts Receivable

Contract No. 595382, Amendment 02

Attachment 2

Change Order
***_SSN_CO# P24 Master 20120424

[see attached.]

CHANGE ORDER FORM

Date:  April 24, 2012

Project:N/A

Contract No. Master 595382

***-SSN-CO #P24 MASTER 20120424

Pursuant to the provisions  of the Master Contract 595382 (The “Contract”) dated 12/31/2011, you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

References:(l) Master 595382, Exhibit L, Attachment 1, Change Order Form

The Reference (l) Change Order form has the following as the final section before the approval signature section:

Total Amount Payable under this Change Order$___________________________

Total Amount of Previous Executed Change Orders for

 this Work Authorization (identified above)$___________________________

Base Contract Price for Work Authorization (identified$___________________________

above)

Revised Contract Price$

The following line items are to be deleted from this section: (1) “Total Amount of Previous Executed Change Orders for this Work Authorization (identified above)”; (2) “Revised Contract Price”.  This revised section shall appear as follows:

Total Amount Payable under this Change Order$

Base Contract Price for Work Authorization (identified$

above)

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact , changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order. The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Total Amount of Previous Executed Change Orders for

 this Work Authorization (identified above)$***

Base Contract Price for Work Authorization (identified above)$  ***

above)

Revised Contract Price$***

Accepted this _____ day of _______________________

Contractor	Owner
By: /s/ Steve Ingram	By: /s/ ***
Name: S.R. Ingram	Name: ***
Title: Vice President	Title: SPM, ***

Amendment # 1 to Master Contract No. 595382

For Design, Procurement and Installation of EnergyWise Project

Next Generation ***

Advanced Metering Infrastructure &

Neighborhood Area Network Infrastructure

This Amendment # 1 (“Amendment”), dated as of the last date signed by the parties below, amends the Master Contract No. 595382 for Design, Procurement and Installation of EnergyWise Project, Next Generation ***, Advanced Metering infrastructure & Neighborhood Area Network Infrastructure (“Master Contract”), signed by Progress Energy Service Company, LLC, as agent for Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (each, an “Owner”) on December 16, 2011, and Silver Spring Networks, Inc. (“Contractor”) on December 7, 2011. Capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Master Contract.

WHEREAS, the Parties desire to clarify the “Effective Date” of the Master Contract to mean a date after the date on which the Master Contract was last signed.

NOW, THEREFORE, in consideration of the mutual promises and obligations below, Owner and Contractor agree to amend the Master Contract as follows:

1.In the first sentence of the opening paragraph to the Master Contract, the date of “8th” day of December, 2011” shall be deleted and replaced with “31st day of December 2011”.

2.In Exhibit Y (Definitions) to the Master Contract, the definition of “Effective Date” shall be deleted in its entirety and replaced with the following:

“Effective Date” means December 31, 2011.

2.Upon signature of this Amendment by both Parties, the revised “Effective Date” as set forth in this Amendment shall be effective as of the date the Owner executed the Master Contract. All other provisions in the Master Contract will remain in full force and effect. In the event of a conflict between this Amendment and the Master Contract, this Amendment shall govern.

In Witness Whereof, the Parties have caused this Amendment to be executed by their duly authorized representatives.

Progress Energy Service Company, LLC, as agent for Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc.:	SILVER SPRING NETWORKS, INC.

Signature: /s/ ***	Signature: /s/ Steve Ingram
Name: ***	Name: Steve Ingram
Title: Lead Sourcing Specialist	Title: Vice Present, Smart Grid Services
Date: 2/17/2012	Date: Jan 25, 2012

Approved by Legal:

/s/***

CHANGE ORDER

Date:  August 22, 2013

SILVER SPRING NETWORKS

Project 20078851

Contract No. 595382 and/or Work Authorization No. 7 Meter Deployment Plan (PEF)

AMI SSN CO #P114 WA#7  20130822

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 7 dated 04/02/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

References:

(1)Master 595382, Exhibit E

(2)Master 595382, WA #7, Article 3, COMPENSATION, Table 5, Compensation, Milestone  4A

Owner is directing Contractor to make the changes specified in changes A through C below as part of the Work Authorization identified above.

(A) *** directing *** as per pricing stated in Reference (1) Exhibit E.

(B) *** directing *** as per pricing stated in Reference (1) Exhibit E.

(c)  *** directing *** to Reference (2) “Attachment (9) *** specified in the table hereunder.

Table 5: Compensation
Mile-stone No.	Milestone Activity	Change Number	REVISED AMI SSN CO #P114 WA #7 20130822 Total ($USD)	Billing Mechanism	Qty	Monthly ($USD)
***	***		***
***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions, for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequences of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order   $***

Base Contract Price for Work Authorization (identified $***
above)

Business Unit Approval

Sign:/s/ ***

Name:***

Title:*** - MPM

Date:8/26/2013

SILVER SPRING NETWORKS, INCPROGRESS ENERGY SERVICE COMPANY, LLC, solely as an agent for Duke Energy Florida, Inc.

By:/s/ ***By:/s/ ***

Name:***Name: ***

Title: Client Delivery ExecutiveTitle:Sr. Sourcing Specialist

Date: 9/4/2013Date:8/27/2013

Approved by Legal:

/s/***

CHANGE ORDER

Date:  August 22, 2013

SILVER SPRING NETWORKS

Project 20078851

Contract No. 595382 and/or Work Authorization No. 8 Meter Deployment Plan (PEC)

AMI SSN CO #P115 WA#8  20130822

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 8 dated 04/02/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

References:

(1)Master 595382, Exhibit E

(2)Master 595382, WA #7, Article 3, COMPENSATION, Table 5, Compensation, Milestone  4a

Owner is directing Contractor to make the changes specified in changes A through C below as part of the Work Authorization identified above.

(A) *** directing *** as per pricing stated in Reference (1) Exhibit E.

(B) *** directing ***per pricing stated in Reference (1) Exhibit E.

(c)  *** directing *** specified in A and B above to the Attachment (9) “***” specified in the table hereunder.

Table 5: Compensation
MMile-stone No.	Milestone Activity	Change Number	REVISED AMI SSN CO #P114 WA #7 20130822 Total ($USD)	Billing Mechanism	QQty	Monthly ($USD)
4***	***		***
***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions, for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequences of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified $***
above)

Business Unit Approval

Sign:/s/ ***

Name:***

Title:*** - MPM

Date:8/26/2013

SILVER SPRING NETWORKS, INCPROGRESS ENERGY SERVICE COMPANY, LLC, solely as an agent for Duke Energy Florida, Inc.

By:/s/ ***By:/s/ ***

Name:***Name: ***

Title: Client Delivery ExecutiveTitle:Sr. Sourcing Specialist

Date: 9/4/2013Date:8/27/2013

Approved by Legal:
/s/ ***

CHANGE ORDER

Date:  August 2, 2013

SILVER SPRING NETWORKS, INC.

Project:  20078945

Contract No. 595382 and/or

Work Authorization No.1 NAN Deploy Plan (PEF)

***_SSN_CO #P107 WA#1 20130802

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 1 dated 12/31/2011 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order and its Amendments.  The Amended Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order and its Amendments is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER

References:

(1)	***_SSN_CO #P74 Amend 2 WA#1 20130321
(2)	***_SSN_CO #P74 WA#1 20130116
(3)	***_SSN_CO #P74 Amend 2 WA#1 20130321, Attachment (1) Change Order Breakdown Form, ***_SSN_CO #P74 WA#1 20130116
(4)	Master 595382, WA #1, Article 3, COMPENSATION, 1
(5)	Master 595382, WA #1, Article 3, COMPENSATION, 2, Services

Attachments:

(1)	Silver Spring Networks Quote “Duke: WA1 – CO #P107 – NAN Deployment Plan for Progress Energy Florida” dated 07/31/13
(2)	Silver Spring Networks Quote “Progress Energy: – WA1 – CO #P107 – NAN Deployment Plan for Progress Energy Florida” dated 08/09/13

Owner is directing Contractor to make the changes specified in A, B, and C below and to hereby make said changes part of the Work Authorization identified above.

(A)

Due to changes in manufacturing, *** and must be ordered separately to meet Owner requirements.  Therefore, Owner is hereby cancelling Reference (1) Change Order Amendment 2 and Reference (2) the original Change Order in their entirety.

(B)

Owner is directing Contractor to replace order specified in Reference (3) Change Order Breakdown Form, with *** and to order the equipment as listed on Attachment (1) Silver Spring Networks Quote dated 07/31/13 for the pricing contained in Attachment (1) and to make said changes to the Reference (4) table presented hereunder as part of the Work Authorization.  Pricing includes Estimated Tax and Estimated Freight.  Tax and Freight will be charged based on actual cost incurred for each of the charges.

***, Attachment (1) Change Order Breakdown Form

1.***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

2.***
***

3.***

***

REVISED ***_SSN_ CO #P107 WA#l 20130802

1.	Equipment
Item	Catalog Number	Qty	Price / Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Estimated Freight				***
Estimated Tax				***
Total				***

(C)

Owner is directing Contractor to add “Configuration Services” in accordance with Attachment (2) Silver Spring Networks Quote dated 07/29/13 to Reference (4) Services listed in the table presented hereunder and included in the Work Authorization.  For the avoidance of doubt, compensation for the Configuration Services is chargeable and payable per device specified after the device is fully configured and tested.

REVISED

2.	Services
Deliverable	Catalog Number	Total ($USD)	Billing Mechanism	Milestone Number	Qty	Price / Month ($USD)
***	***	***	***			***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified above)$***

Business Unit Approval

Sign:/s/ ***

Name:***

Title:***, MPM

Date:8/20/13

SILVER SPRING NETWORKS, INC	Progress Energy Service Company, LLC solely as an agent for Duke Energy Florida, Inc.
By:/s/ *** Name:*** Title:Client Delivery Executive Date:8/28/13	By:/s/ *** Name:*** Title:Sr. Sourcing Specialist Date:August 21, 2013

Approved by Legal:

/s/ ***

Attachment # 1

***

Attachment # 2

***

CHANGE ORDER

Date: July 8, 2013

Project: 20079302 and 20081890
Contract No. 595382 and/or Work Authorization No.10 UIQ Billing Integration (PEF & PEC)

***_SSN-CO #P67 WA#10 Amend 2 20130708

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 10 dated 06/30/2012 (the “Contract’’), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) ***_SSN_CO #P67 Amend 1 20130523

(2) Master 595383, Exhibit A, Statement of Work, 6 Integrated Demand Reset Feature Testing, 6.4 Joint Responsibilities, a, (ii)
(3) Master 595382, WA #10, UIQ Billing Integration, Article 2, SCHEDULE, Table 3a, Contractor Deliverable and Milestone Schedule
(4) Master 595382, WA #10, UIQ Billing Integration, Article 2, SCHEDULE, Table 3b, Owner Deliverable and Milestone Schedule

Subsequent to Owner transmission of Reference (1) to Contractor on June 21, 2013, additional discussions have occurred between Owner and Contractor to change the requirements of the Work Authorization.  By mutual agreement between Owner and Contractor, the Reference (l) Change Order is hereby terminated.

This Change Order identified above shall be considered a replacement for the Reference (l) Change Order and shall hereby be defined as stated below.

Notwithstanding the Master Agreement Reference (2), Owner and Contractor mutually agree in order for Contractor to achieve acceptance as outlined in 6.2.e, the Integrated Demand Reset Feature must be put into Production (i.e. UIQ issues the Demand Reset function) and requires a minimum of 2 months to allow sufficient time to test with the Production environment.  Furthermore, if the Production go live date changes, Contractor will still require a minimum of 2 months for such testing.

Owner is directing Contractor to make the changes presented hereunder in Sections A and B and to hereby make said changes part of the Work Authorization identified above.

*** is directing the *** contractor deliverable and milestone schedule, specifically contractor deliverables *** and to hereby make the said changes part of the work authorization identified above.

Table 3a, Contractor Deliverable and Milestone Schedule

No.	Milestone Activity	Start Date	Complete Date	Major Payment or LD Milestone
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***		***
***	***		***
***	***		***	***
***	***		***	***

***

Table 3b Owner Deliverable and Milestone Schedule

No.	Milestone Activity	Start Date	Complete Date	Major Payment or LD Milestone
***	***	***	***

(A)	*** is also directing *** to remove from the scope the *** and to make said changes part of the ***.

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

THIS SPACE LEFT INTENTIONALLY BLANK

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified above)$***

Business Unit Approval

Sign:/s/***

Name:***

Title:MPM, ***

Accepted this  8th day of July, 2013

SILVER SPRING NETWORKS, INC	PROGRESS ENERGY SERVICE COMPANY, LLC solely as agent for DUKE ENERGY FLORIDA, INC.
By:/s/*** Name:*** Title:Client Delivery Executive Date:July 8th, 2013	By:/s/*** Name:*** Title:Sourcing Specialist Date:7/8/13

Approved by Legal:

/s/ ***

CHANGE ORDER / AMENDMENT FORM

Contract No.595382

Work Auth No.11

Amend No.

Date:  April 4, 2013

SILVER SPRING NETWORKS

Project:  20078945

Contract No. 595382 and/or Work Authorization No. 11, Network Infra Install and Optimize PEF

***_SSN_CO#P92 WA#11 20130404

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 11, dated 5/26/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) Master 595382, WA #11, Article 3, COMPENSATION, WA11 Table 5 – Compensation Summary

Attachments:(1) SSN Quotation, dated 04/15/2013
(2) Change Order Cost Detail, ***_SSN_CO #P92 WA#11 20130404

The Owner is directing the Contractor to add the Work as presented in the table hereunder based on the pricing contained in Attachment (1) and to hereby make the direction for said Work part of the Work Authorization identified above.

In addition to the Work described hereunder, this Change Order shall include an understanding between the Parties, that is to be made part of the Work Authorization identified above, that ***.  Any future Work that shall exceed a total value ***.

WA 11 Table 5 – Compensation Summary
WA Ref No.	Description	Cat#	Qty	Unit Price	Extended Price	Billing Mechanism	Duration
Not to Exceed – Hours, Quantity, and Unit Price
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***				***	***	***

The estimate for Florida State sales tax and Florida County surtax, as estimated in Attachment (2) and presented in the table above, is hereby made part of this Change Order.

***_SSN_CO#P92 WA#11 20130404

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified above)$***

Accepted this 23rd day of April, 2013

Contractor	Owner
By:/s/*** Name:*** Title:Client Delivery Executive	By:/s/*** Name:*** Title:MPM, ***

SUPPLY CHAIN USE ONLY

Name:

Approved by Legal:Signature:

/s/ ***Title:

Date:

CHANGE ORDER / AMENDMENT FORM

Contract No.595382

Work Auth No.12

Amend No.

Date:  April 4, 2013

SILVER SPRING NETWORKS

Project:  20081892

Contract No. 595382 and/or Work Authorization No. 12, Network Infra Install and Optimize PEC

***_SSN_CO#P93 WA#12 20130404

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 12, dated 5/26/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) Master 595382, WA #12, Article 3, COMPENSATION, WA12 Table 5 – Compensation Summary

Attachments:(1) SSN Quotation, dated 04/15/2013
(2) Change Order Cost Detail, ***_SSN_CO #P93 WA#12 20130404

The Owner is directing the Contractor to add the Work as presented in the table hereunder based on the pricing contained in Attachment (1) and to hereby make the direction for said Work part of the Reference (1) Work Authorization.

In addition to the Work described hereunder, this Change Order shall include an understanding between the Parties, that is to be made part of the Work Authorization identified above, that ***.  Any future Work that shall exceed ***.

WA 12 Table 5 – Compensation Summary
WA Ref No.	Description	Cat#	Qty	Unit Price	Extended Price	Billing Mechanism	Duration
Not to Exceed – Hours, Quantity, and Unit Price
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***

***_SSN_CO#P93 WA#12 20130404

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified above)$***

Accepted this 23rd day of April, 2013

Contractor	Owner
By:/s/*** Name:*** Title:Client Delivery Executive	By:/s/*** Name:*** Title:MPM, ***

SUPPLY CHAIN USE ONLY

Name:

Signature:

Title:

Date:

CHANGE ORDER / AMENDMENT FORM

Contract No.595382

Work Auth No.n/a

Amend No.

Date:  April 4, 2013

SILVER SPRING NETWORKS

Project:  n/a

Contract No. Master Contract 595382

***_SSN_CO#P96 Master 20130404

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) Master 595382, Exhibit E, Time and Material Rates Select

The Owner is directing Contractor to add the Rate and Fee as presented in the table hereunder to the Reference (1) Exhibit E and Material Rates Select table.  Owner is hereby making the said changes as part of the Reference (1) Master 595382, Exhibit E.

Master 595382, Exhibit E, Time and Material Rates Select

Straight Time Wage Rate
Staff Position (List each Position)	Per diem (Avg Hourly Rate based on 40 Hrs/wk	Benefits (Inc. Incentives)	Insurance & Taxes	Bare Wage Rate (Hourly Rate)	Overhead & Profit	Total Straight Time Rate
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***

The Parties agree:  (i within Change Orders ***_SSN_CO #P92 WA#11 20130404 and
***_SSN_CO #P93 WA#12 20130404, that ***; (ii any future Work that exceeds a total value ***.

***_SSN_CO#P96 Master 20130404

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance

26841/00600/DOCS/3613413.1

with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified above)$***

Accepted this 23rd day of April, 2013

Contractor	Owner
By:/s/*** Name:*** Title:Client Delivery Executive	By:/s/*** Name:*** Title:MPM, ***

SUPPLY CHAIN USE ONLY

Approved by Legal: Name:

/s/ ***Signature:

Title:

Date:

Table 1: Contractor Deliverables

Deliverable Number	Deliverable	Description
31	***	***

(B)Owner is directing Contractor to add the following work to the Reference (2) Table and to hereby make this change part of the Work Authorization identified above:

Table 1: Contractor Deliverables and Milestone Schedule

No.	Milestone Activity	Start Date	Complete Date	Major Payment or LD Milestone
31	***	***	***

(C)Owner is directing contractor to ***the following work to the Reference (3) Table and to hereby make this change part of the Work Authorization identified above:

Services / Progress Energy Carolinas

Item	Catalog Number	Total ($USD)	Billing Mechanism	Qty	Price / Month ($USD)	Billing Time Frame
***	***	***	***		***	***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including. without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$        ***

Base Contract Price for Work Authorization (identified above)$     ***

Accepted this  1st  day of __May 2013

Contractor	Owner
By: /s/ ***	By: /s/ ***
Name: ***	Name: ***
Title: Client Delivery Executive	Title: MPM, ***

SUPPLY CHAIN USE ONLY
Name:
Signature:
Title:
Date:

Approved by Legal:

/s/ ***

CHANGE ORDER / AMENDMENT FORM

Contract No 595382
Work Auth. No.    10
Amend No.

Date: Apr 26, 2013

SILVER SPRING NETWORKS
Project: 20079302
Contract No. 595382 and/or Work Authorization No. 10, U1Q Billing Integration PEC/PEF

***_SSN_CO #P95 WA#10 20130408

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 10, dated 6/30/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) Master 595382, WA#10, ARTICLE 1 SCOPE OF WORK, Table 1 Contractor
Deliverables

(2) Master 595382, WA#10, ARTICLE 2 SCHEDULE, Table 3a Contractor Deliverable
and Milestone Schedule

(3) Master 595382, WA#10, ARTICLE 3 COMPENSATION, 1. Services, Progress
Energy Florida

Attachments:(1) SSN Quotation, dated 04/22/2013

Effective as of the acceptance of this Change Order, Owner is directing Contractor to add the Work presented in the sections hereunder and to hereby make the direction for said Work part of the Work Authorization identified above.

(A)Owner is directing Contractor to add the following work to the Reference (1) Table and to hereby make this change part of the Work Authorization identified above:

Table 1: Contractor Deliverables

Deliverable Number	Deliverable	Description
31	***	***

(B)Owner is directing Contractor to add the following work to the Reference (2) Table and to hereby make this change part of the Work Authorization identified above:

Table 3a: Contractor Deliverables and Milestone Schedule

NNo.	Milestone Activity	Start Date	Complete Date	Major Payment or LD Milestone
331	***	***	***

(C)Owner is directing contractor to add the following work to the Reference (3) Table and to hereby make this change part of the Work Authorization identified above:

1.  Services / Progress Energy Florida

Item	Catalog Number	Total ($USD)	Billing Mechanism	QQty	Price / Month ($USD)	Billing Time Frame
***	***	***	***	***	***	***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including. without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$        ***

Base Contract Price for Work Authorization (identified above)$        ***

Accepted this ____ day of ________________

**
Contractor	Owner
By: /s/***	By: /s/***
Name: ***	Name: ***
Title: Client Delivery Executive	Title: MPM, ***

Approved by Legal:	SUPPLY CHAIN USE ONLY
/s/***	Name:
Signature:
Title:
Date:

CHANGE ORDER

Date: November 5, 2013

SILVER SPRING NETWORKS

Project 20081885

Contract No. 595382 and/or Work Authorization

No. 21 UtilitylQ(“UIQ”)4.9/Faraday Release

AMI SSN CO #P116 WA21 20131105

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 21 dated 09/26/2013 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order. The Contract Price *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

References:

(1) Master 595382, WA #21, Article 2, SCHEDULE, Table 3a, Contractor Deliverable and Milestone Schedule

(2) Master 595382, WA #21, Article 2, SCHEDULE, Table 3b, Owner Deliverable and Milestone Schedule

(3) Master 595382, WA #21, Article 3, COMPENSATION,

Upon mutual agreement between the Parties, Owner is directing Contractor to make the changes specified in sections A, B and C below and to hereby make said changes part of the Work Authorization identified above.

(A) Owner is directing Contractor to *** the “Completion Date” of Reference (1) Milestone “No. 7”, “System Testing Services” from ***. For the avoidance of doubt, ***.

Table 3a Contractor Deliverable and Milestone Schedule

No.	Milestone Activity	Start Date	Completion Date	Contractor or ID Assessed by Owner to Contractor or LD assessed by Owner against Contractor
7	***	***	***

(B)***is directing Contractor to *** “Completion Date” of Reference (2): 1) Milestone “No. 5b”, “***” from ***; ii) Milestone “No. 6”, “Acceptance of Contractor’s updated ***” from ***; and iii) Milestone “No. 7”, “***” from ***.  ***.

Table 3b Owner Deliverable and Milestone Schedule

No.	Milestone Activity	Start Date	Completion Date	Major Milestone Payment from Owner to Contractor or LD Assessed by Owner against Contractor
5b	***		***
6	***		***
7	***		***

(C)Owner is directing Contractor to change the “Completion Date” of Reference (3) Milestone “Item”, “Enhancement Final Acceptance” from ***. For the avoidance of doubt, ***.

ITEM	TOTAL ($USD)	Billing Mechanism	Billing Time Frame
***	***	***	***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned Contractor agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration. It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

time adjustment or extension, except as otherwise provided in this Change Order. The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order***

$

Base Contract Price for Work Authorization (identified$***
above)

Business Unit Approval

Sign:/s/ ***

Name:***

Title: Project Director

Date:11/7/2013

SILVER SPRING NETWORKS, INCPROGRESS ENERGY SERVICE COMPANY, LLC solely as agent for DUKE ENERGY FLORIDA, INC.

By:/s/ ***By:/s/ ***

Name:***Name:***

Title:Client Delivery ExecutiveTitle:Sr. Sourcing Specialist

Date:11/12/2013Date:11/8/2013

Approved by Legal

/s/________________

***

CHANGE ORDER

Date: November 8, 2013

SILVER SPRING NETWORKS, INC.
Project: 20078945
Contract No. 595382 and/or
Work Authorization No. 1 NAN Deploy Plan (PEF)

***_SSN_CO #P117 WA#1 20131108

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 1 dated 12/31/2011 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order and its Amendments.  The Amended Contract Price will be ***  as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order and its Amendments. The performance of this Change Order and its Amendments is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein .

SCOPE OF CHANGE ORDER:

Reference:(1) ***_SSN_CO #PI07 WA#1 20131108

Attachment:(1) Silver Spring Networks Quote “Duke: WA1 -CO #P107 - NAN Deployment Plan for Progress Energy Florida” dated 07/31/13

As per the pricing agreed to in the Reference (1) Change Order and as offered in the Reference (2) quotation, *** plus Florida State Tax of *** and to hereby make said additions part of the Work Authorization identified above.

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration. It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including. without  limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order. The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified above)$    ***

Business Unit Approval
Sign: /s/ ***
Name:***
Title: Director, Advanced Metering
Date: 11/12/2013

SILVER SPRING NETWORKS, INC.	Progress Energy Service Company, LLC solely as an agent for Duke Energy Florida, Inc.
By: /s/***	By: /s/ ***
Name:***	Name:***
Title: Client Delivery Executive	Title: Sr. Sourcing Specialist
Date: 11/18/2013	Date: 11/12/2013

Approved by Legal:

/s/ ***

Attachment #1

Silver Spring

07/31/13

Quote

_____, WA 1 – CO #9107 – NAN Deployment Plan for Progress Energy Florida

	Catalog Number	Quantity	$Price/Unit	$Total
Environment: TEST03
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Environment: TEST01
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Environment: ___________
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Environment: ___________
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Environment: ___________
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Environment: ___________
***	***	***	***	***
***
***		***	***	***
***		***	***	***

$TOTAL				***

Pricing Notes

***

***

***

***

***

Purchase Orders can be sent to ***

CHANGE ORDER / AMENDMENT FORM

Contract No 595382
Work Auth. No.   8
Amend No.

Date: March 29, 2013

SILVER SPRING NETWORKS
Contract No. 595382 and/or Work Authorization No. 8,
Motor Deployment Plan

***___SN_CO #835 WA#8 20130329

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 8, dated 4/2/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) ***_SSN_CO #809 WA#8, 20120519

(2) ***_SSN_CO #P65 WA#8, 20121018

(3) Master 595382, WA No. 8, Article 3, COMPENSATION, Table 5:  Compensation

(4) Master 595382, WA No. 8, Article 2 SCHEDULE, Table 3, Contractor Milestone Schedule

(5) ***_SSN_CO #812 20120711

Attachments:(1) Silver Spring Networks, PEC, Quotation dated April 25, 2013

(2) Change Order Breakdown Form, ***_SSN_CO #835 WA #8 Detail 20130329

Owner’s removal of Motor Installations for Sector 8 in the Scope of Work requires a reduction of [Illegible] to be purchased by Contractor.  Motor types and total quantities have been adjusted from the base Work Authorization No. 8 [Illegible] by this Reference (1) and (2) Change Orders.  The required Motor types and the total quantities for Sectors 1 thru 7 are as per the Attachment (1) quotation.  Attachment (2) is the detail of the reduction of Motor quantities for Sector 8.

(A)***is hereby directing ***to: (i ***in Attachment (2) as per the pricing of Attachment (1); (ii make the ***types and total quantities as listed on Attachment (1) the new equipment requirements for Sections 1 to 7; (iii make the *** for said reduction in quantities part of the Work Authorization identified above.

(B)*** is directing *** to make the following changes to Reference (3) Table and to hereby make this change part of the Work Authorization identified above:

Table 5: Compensation
Mile- stone No.	Milestone Activity	Catalog Number	Total as per ***_SSN_CO #P65 20121018 ($USD)	Revised Total as per ***_SSN_CO #S35 20130329 ($USD)	Billing Mechanism	Qty	Monthly ($USD)
4	***		***	***

(C)It was noted during the creation of the Change Order Identified above that the schedule for Ongoing Warehouse Usage was omitted from the Reference (4) Milestone Schedule.  As it is included in Reference (3) Compensation Table 5, it is explicit that it should be added as Milestone No. 7 *** directly beneath Milestone No. 7 “***.” Owner is directing Contractor to make the changes, as indicated on the table presented hereunder, to the “Complete” date for Milestone No. 7 “***” of Reference (4) Table 3.  All other information contained in Reference (4) Table 3 remains the same and shall remain unchanged by this Change Order.

Table 3: Contractor Milestone Schedule
Mile- stone No.	Milestone Activity	Start	Complete	Revised Complete	Major Payment or LD Milestone
7	***	***	***
7	***	***	***	***

(A)Owner is directing Contractor to make the change, as indicated on the table presented hereunder, to the “Qty Revised” for Milestone No. 7 of Reference (3) Table 5.  All other information contained in Reference (3) Table 5 remains the same and shall remain unchanged by this Change Order.

Table 5: Compensation
Mile- stone No.	Milestone Activity	Catalog Number	Total ($USD)	Total ($USD) Revised	Billing Mechanism	Qty	Qty Revised	Monthly ($USD)
7	***		***	***	***	***	***	***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including. without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$        ***

Base Contract Price for Work Authorization (identified above)$   ***

Accepted this 21st day of May, 2013

**
BUSINESS UNIT MANAGER
Sign: /s/***
Name: ***
Title: ***, MPM

SILVER SPRING NETWORKS, INC.	PROGRESS ENERGY SERVICE COMPANY, LLC, solely as agent for DUKE ENERGY PROGRESS, INC. Formerly known as PROGRESS ENERGY CAROLINA, INC.
By:/s/ Steve Ingram	By:/s/ ***
Name:Steve Ingram	Name:***
Title: VP, Smart Grid Services	Title: Sr. Sourcing Specialist
Date: 6/7/2013	Date: 5/22/2013

Approved by Legal:

/s/ ***

CHANGE ORDER / AMENDMENT FORM

April 12, 2013

SILVER SPRING NETWORKS
Project 20081892
Contract No. 595382 and/or Work Authorization No. 12:
Network Infrastructure Install and Optimize
(Carolinas)

***_SSN_CO #S36 WA#12 20130412

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 12 dated 5/26/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) Master 595382, WA No. 12, Article 2, Schedule, Table 3:  Contractor Milestone Schedule

(2) Master 595382, WA No. 12, Attachment 2 – Work Authorization Schedule

(3) Master 595382, WA No. 12, Article 2, Schedule, Table 4: Owner Deliverable Schedule

(4) Master 595382, WA No. 12, Article 3, Compensation, Table 5: Compensation Summary

(5) ***_SSN_CO #P43 WA#12 v2 20120709

(6) Master 595382, WA No. 12, Article 4, Qualifications and Special Requirements

Attachments:(1) Change Order Breakdown Form, ***_SSN_CO #S36 WA#12 Detail 20130402

Owner is directing Contractor to make the changes as stated in Sections A, B, C, D and E presented hereunder and to hereby make said changes part of the Work Authorization identified above.

(A)Owner is directing Contractor to replace the prefix “F” of each Sector reference highlighted in bold to ‘‘C” representing “Project Energy Carolinas” to the Reference (1) Table 3 presented hereunder and Reference (2) Table 3 identical to the Table 3 Reference (1).  Owner is also directing Contractor to delete in its entirety requirements for Sector C08  (F08 in original WA #12) Nos. 1h, 2h, 3h, and 4h from Reference (1) Table 3 and Reference (2) Table 3.  In addition, the LD associated with Sector C08 (F08 in Original WA#12) shall move to Sector C07 (F07 in original WA#12).  All other information contained in Reference (1) Table 3 and Reference (2) Table 3 shall remain the same and unchanged by this Change Order.

[Illegible]	[Illegible]	[Illegible]	[Illegible]	[Illegible]
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***	***
***	***	***	***
***	***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***	***
***	***	***	***
***	***	***	***	***

(B)Owner is directing Contractor to replace the prefix “F” of each Sector reference highlighted in bold to ‘‘C” representing “Project Energy Carolinas” to the Reference (3) Table 4 presented hereunder.  In addition, Owner is directing Contractor to delete in its entirety requirements for Sector C08 (F08 in original WA #12) Nos. 1h, 2h, 3h, and 4h from Reference (3) Table 4.  All other information contained in Reference (3) Table 4 shall remain the same and unchanged by this Change Order.

[Illegible]	[Illegible]	[Illegible]	[Illegible]	[Illegible]
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

[Illegible]	[Illegible]	[Illegible]	[Illegible]	[Illegible]
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

(C)Owner is directing Contractor to make the following changes to Reference (4) Table 5 Compensation Table: (i decrease the total Quantity of *** for *** from a total Quantity of *** to a total Quantity of ***; (ii decrease the total quantity of *** for *** from a total Quantity of *** to a total Quantity of ***.  It is noted that the Reference (5) Change Order reduced *** from the original *** total Quantity of *** to a total Quantity of ***.

(D)Owner is directing Contractor to make the following changes to Reference (4), Table 5 Compensation table:  Decrease the total *** from a total Quantity of *** to a total Quantity of ***.

(E)Owner is directing Contractor to change the last sentence of paragraph 3, as it appears in Reference (6) from:  “This Work Authorization services to establish Designated Sectors for Liquidated Damages which are Sector 2 (***), Sector 5 (***) and Sector 8 (***),” to:  “This Work Authorization serves to establish Designated Sectors for Liquidated Damages which are Sector 2 (***), Sector 5 (***) and Sector 7 (***).”

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including. without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$       ***

Base Contract Price for Work Authorization (identified above)$   ***

*
BUSINESS UNIT MANAGER
Sign: /s/ ***

Name: ***
Title: ***, MPM
Accepted this 21st day of May, 2013

SILVER SPRING NETWORKS, INC.	PROGRESS ENERGY SERVICE COMPANY, LLC, solely as agent for DUKE ENERGY PROGRESS, INC. Formerly known as PROGRESS ENERGY CAROLINAS, INC.
By:/s/ ***	By:/s/ ***
Name:***	Name:***
Title: Client Delivery Executive	Title: Sr. Sourcing Specialist
Date: 6/6/2013	Date: 5/22/2013

Approved by Legal:

/s/***

CHANGE ORDER / AMENDMENT FORM

Date:  April 25, 2013

SILVER SPRING NETWORKS
Project:
Contract No. 595382 and/or Work Authorization No. 14:  *** and Deployment

***__SSN_CO #S37 WA#14 20130425

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 14 dated 8/29/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) Master 595382, WA No. 14, Article 1, Scope of Work, Table 1:  Contractor Deliverables

(2) Master 595382, WA No. 14, Article 2, Schedule, Table 3:  Contractor Milestone Schedule

(3) Master 595382, WA No. 14, Article 3, Compensation, Table 5.1:  Compensation

(4) Master 595382, WA No. 14, Article 3, Compensation, Table 5.2:  Compensation

Attachments:(1) Change Order Breakdown Form, ***_SSN_CO #S37 WA #14 Detail 20130424

Owner is directing Contractor to make the changes as stated in Sections A, B, C, D, and E of this Change Order and to hereby make said changes part of the Work Authorization identified above.

(A)Owner is hereby directing Contractor to delete in its entirety the required Work of Milestone Deliverable No. 10 for Sector C08 as identified in the table presented hereunder in Reference (1) Table 3.  All other Work associated with Milestone Deliverable Nos. 1 thru 9, 10 and 11, contained in Reference (1) Table 3, remains the same and shall remain unchanged by this Change Order.

Table 1: Contractor Deliverables
Deliverable No.	Deliverable	Description
10	***	***

(B)Owner is directing Contractor to delete in its entirety the required Work of Milestone 3b, Sector C08 as identified in the table presented hereunder in Reference (2) Table 3.  All other Work associated with the Milestone Deliveries 1 thru 3g, 4 and 5 contained in Reference (2) Table 3 remains the same and shall remain unchanged by this Change Order.

Table 3: Contractor Milestone Schedule
Milestone No.	Milestone Activity	Start	Complete	Major Payment or LD Milestone
3b	***	***	***	***

(C)The Owner is directing Contractor to reduce the quantity of installations as specified on Attachment (1) for the pricing contained in Reference (3) and to hereby make the direction for said reduction in installations part of Reference (3).

Attachment (1) reflects the changes in quantities and meter types that were directed by: (i ***_SSN_CO #P66 20121018; (ii ***_SSN_CO #P88 20130218; and (ii ***_SSN_CO #S26 20130302 for the Work Authorization identified above.

(D)Owner is directing Contractor to make the change, as indicated on the table presented hereunder, to the “Complete”  date for Milestone No. 4 of Reference (2) Table 3.  All other information contained in Reference (2) Table 3 remains the same and shall remain unchanged by this Change Order.

Table 3: Contractor Milestone Schedule
Milestone No.	Milestone Activity	Start	Complete	Revised Complete Date	Major Payment or LD Milestone
4	***	***	***	***	***

(E)It was noted during the creation of the Change Order identified above that the schedule for PMO was omitted from the Reference (2) Milestone Schedule.  As it is included in Reference (4) Compensation table 5.2 it is explicit that it should be added as Milestone No. 4 “PMO” directly beneath Milestone No 4 “Program Management.”  Owner is directing Contractor to make the change, as indicated on the table presented hereunder, to the “Complete” date of Milestone No. 4 “PMO” of Reference (2) Table 3.  All other information contained in Reference (2) Table 3 remains the same and shall remain unchanged by this Change Order.

Table 3: Contractor Milestone Schedule
Milestone No.	Milestone Activity	Start	Complete	Revised Complete Date	Major Payment or LD Milestone
4	***	***	***	***	***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including. without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$  ***

Base Contract Price for Work Authorization (identified above)$***

BUSINESS UNIT MANAGER
Sign: /s/ ***
Name: ***
Title: ***, MPM
Accepted this 20th day of May, 2013
SILVER SPRING NETWORKS, INC.	PROGRESS ENERGY SERVICE COMPANY, LLC, solely as agent for DUKE ENERGY FLORIDA, INC. Formerly known as PROGRESS ENERGY FLORIDA, INC.
By:/s/ ***	By:/s/ ***
Name:***	Name:***
Title: Client Delivery Executive	Title: Sr. Sourcing Specialist
Date: 6/6/2013	Date: 5/22/2013

Approved by Legal:

/s/ ***

ATTACHMENT #1 CO #S37

CHANGE ORDER BREAKDOWN FORM

***

CHANGE ORDER

Date: October 15, 2013

SILVER SPRING NETWORKS

Project:Project:  20078851

Contract No. 595382 and/or Work Authorization No. 1
NAN Deployment Plan for Progress Energy Florida

AMI_SSN_CO #S41 WA#1 20130812

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 1 dated 12/31/2011 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will by *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OP CHANGE ORDER:

References:(1)Master 595382, WA #1, Article 3, COMPENSATION, Table 2, Services, line item “Ongoing Warehouse Usage

Attachment:(1)Silver Spring Network quote dated October 8 2013

Upon mutual agreement between the Parties, the following changes specified in sections A through D below shall become part of the Work Authorization identified above.

(A)Change the “Qty” in Reference (1) from *** to *** as indicated on the revised Reference (l) line item presented hereunder.

(B)Change the end date of “Billing Mechanism” Reference (1) *** as indicated on the revised Reference (1) line item presented hereunder.

(C)Change “Price/Month ($USD)” in Reference (1) *** as indicated on the Revised Reference (1) line item presented hereunder.

For the avoidance of doubt, months *** and paid by Owner at a rate of ***.

(D)Change “'Total ($USD)” in Reference (1) *** as indicated on the revised Reference (1) line item presented hereunder.

REVISED MASTER 595382, WA1, Article 3, COMPENSATION, 2. Services

Deliverable	Catalog Number	Total ($USD)	Billing Mechanism	Milestone Number	Qty	Price/Month ($USD)
***	***	***	***	***	20	***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned Contractor agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work

AMl_SSN_CO #S41 WA#l 201308125

change is accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any end all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order	***
Base Contract Price for Work Authorization (identified above)	***

Business Unit Approval Sign:/s/ *** Name: *** Title:MPM Date:10/15/2013
Approved by Legal: /s/ *** ***
SILVER SPRING NETWORKS, INC. Sign:/s/ *** Name: *** Title:Client Delivery Executive Date:10/31/2013

PROGRESS ENERGY SERVICE COMPANY, LLC solely as agent for DUKE ENERGY FLORIDA, INC. formerly known as PROGRESS ENERGY FLORIDA, INC.

Sign:/s/ ***

Name: ***

Title:Senior Sourcing Specialist

Date:10/24/2013

AMl_SSN_CO #S41 WA#l 20130812626841/00600/DOCS/3613413.1

Attachment 1

555 Broadway Street Redwood City, CA 94063 Phone 650-298-4200 Fax 650-363-0481 Confidential WWW.SILVERSPRINGNET.COM	October 8, 2013

Quote

Duke Network Equipment Warehousing:  ***.

	Catalog Number	Months	Price/Unit	$Total
***	***	***	***	***
***	***	***	***	***
Total:				***

Pricing Notes:

***

***

***.

***

***

Purchase Orders can be sent to ***.

AMl_SSN_CO #S41 WA#l 201308127

CHANGE ORDER FORM

Projects:  20079302, 20081890Date:  September 18, 2012

Contract No. 595382

and/or Work Authorization No. 3 Build UIQ Environments PEF & PEC

***_SSN_CO #P50 WA#3 20120918

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 3 dated 12/31/2011 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference: (1) Master 595382, WA No. 3, Article 1, Scope of Work, (notes)

Effective as of the acceptance date of this Change Order, the appointment of the Designated Representative for the administration of the Reference (1) Work Authorization is hereby being changed from *** to ***.

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order	***
Base Contract Price for Work Authorization (identified above)	***

**
Accepted this 2nd day of October 2012:
Contractor: Sign:/s/ Steven Ingram Name: Steve Ingram Title:CDE Central	Owner: By: /s/ *** Name: *** Title:MPM, ***

AMl_SSN_CO #S41 WA#l 201308128

CHANGE ORDER FORM

Projects:  20079302, 20081890Date: September 18, 2012

Contract No. 595382

and/or Work Authorization No. 4 Ongoing Management of UIQ Environments PEF & PEC

***_SSN_CO #P51 WA#4 20120918

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 4 dated 12/31/2011 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference: (1) Master 595382, WA No. 4, Article 1, Scope of Work, (notes)

Effective as of the acceptance date of this Change Order, the appointment of the Designated Representative for the administration of the Reference (1) Work Authorization is hereby being changed from *** to ***.

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order	***
Base Contract Price for Work Authorization (identified above)	***

Accepted this ___ day of _____________
Contractor: Sign:/s/ Steven Ingram Name: Steve Ingram Title:CDE Central	Owner: By: /s/ *** Name: *** Title:MPM, ***

AMl_SSN_CO #S41 WA#l 201308129

CHANGE ORDER FORM

Projects:  20079302, 20081890Date: September 18, 2012

Contract No. 595382

and/or Work Authorization No. 9 UIQ Meter Integration PEF & PEC

***_SSN_CO #P52 WA#9 20120918

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 9 dated 4/4/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference: (1) Master 595382, WA No. 9, Article 1, Scope of Work, (notes)

Effective as of the acceptance date of this Change Order, the appointment of the Designated Representative for the administration of the Reference (1) Work Authorization is hereby being changed from *** to ***.

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order	***
Base Contract Price for Work Authorization (identified above)	***

*
Accepted this ___ day of _____________
Contractor: Sign:/s/ Steven Ingram Name: Steve Ingram Title:CDE Central	Owner: By: /s/ *** Name: *** Title:MPM, ***

AMl_SSN_CO #S41 WA#l 2013081210

CHANGE ORDER FORM

Projects:  20079302, 20081890Date: September 18, 2012

Contract No. 595382

and/or Work Authorization No. 10 UIQ Billing Integration PEF & PEC

***_SSN_CO #P53 WA#10 20120918

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 10 dated 6/30/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference: (1) Master 595382, WA No. 10, Article 1, Scope of Work, (notes)

Effective as of the acceptance date of this Change Order, the appointment of the Designated Representative for the administration of the Reference (1) Work Authorization is hereby being changed from *** to ***.

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order	***
Base Contract Price for Work Authorization (identified above)	***

Accepted this ___ day of _____________
Contractor: Sign:/s/ Steven Ingram Name: Steve Ingram Title:CDE Central	Owner: By: /s/ *** Name: *** Title:MPM, ***

26841/00600/DOCS/3613413.1

CHANGE ORDER

Date: July 11, 2013

SILVER SPRING NETWORKS

Project:  20092701

Contract No. 595382 and/or Work Authorization No. 15;  *** Telecom Network Design Services and Workshop Support

***_SSN_CO #P108 WA15 20130711

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 15 dated 12/31/2011 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.    The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OP CHANGE ORDER:

References:(1)Master 595382, WA #15, Article 3, COMPENSATION, Table 6

(2)***_SSN_CO #P97 WA#15 20130422, H

Attachment:(1)Silver Springs Networks quote “Progress Energy:  WA 15 – *** Telecom Network
Design Services and Workshop Support – CO#P108-- Network Equipment” dated
08/05/13

Owner is directing Contractor to make the changes specified below and to hereby make said changes part of the Work Authorization identified above.

Due to changes in manufacturing, antennas are no longer included in Contractor Catalog Numbers 200-030108 nor 200-030104 and must be ordered separately.  Therefore, Owner is directing Contractor to replace in its entirely Reference (1) Compensation Table added in Reference (2) with Table 6 presented hereunder.  Pricing is based on Attachment (1) Contractor quotation.  Pricing includes Estimated Tax and Estimate Freight.  Tax and Freight will be charged based on actual cost incurred for each of the charges.

***_SSN_CO #P97 WA#15 20130422, Table 6

1. Equipment

Item	Catalog Number	QTY	Price/Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***				***
Grand Total			***

REVISED
***_SSN_CO #P108 WA#15 v2 20130711 Table 6

Table 6 of Equipment
Item	Catalog Number	QTY	Price/Unit ($USD)	Total ($USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***				***
***				***
Grand Total				***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned Contractor agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change is accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any end all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any and any all applicable taxes, are payable in accordance with the Contract.

THIS SPACE LEFT INTENTIONALLY BLANK

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified$***
above)

*** * - MPM 8/20/2013
Business Unit Approval Sign:/s/ *** Name: *** Title:*** - MPM Date:8/20/2013
SILVER SPRING NETWORKS, INC. By:/s/*** Name: *** Title:Client Delivery Executive Date:8/28/2013	Progress Energy Service Company, LLC solely as agent for Duke Energy Florida, Inc. By:/s/ *** Name: *** Title:Sr. Sourcing Specialist Date:8/21/2013

Approved by Legal:

/s/ ***

CHANGE ORDER / AMENDMENT FORM

Contract No.595382

Work Auth No.10

Amend No.

Date: March 11, 2013

SILVER SPRING NETWORKS
Project: 20079302
Contract No. 595382 and/or Work Authorization No. 10, UIQ Billing Integration PEC/PEF

***_SS_CO #P90 WA#10 20130311

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 10, dated 6/30/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order. The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) Master 595382, WA 410, Attachment 1, Scope of Work
(2) Master 595382, WA #10, Exhibit E, Time and Material Rates Select
(3) Master 595382, WA #10, Article 3, COMPENSATION, 1. Services, PEF

Attachments; (1) Change Order Cost Detail, ***_SSN_CO #P90 WA#l0 20130311

Effective as of the acceptance of this Change Order, Owner is directing Contractor to add the Work presented in the sections hereunder and to hereby make the direction for said Work part of the Work Authorization identified above.

(A)Owner is directing Contractor to add the Work, presented hereunder as section 5,6.1.5, to the Reference (I) Scope of Work and to add the Compensation for said work, to be billed as per the Reference (2) Technical Software Engineer rate for the total hours as specified in Attachment (1), to Reference (3).

• 5.6.1.5 - Contractor shall provide a *** to assist the *** in development of level 5 procedures (based on activities captured in ***) for the operational support of ***.

(B)Owner is further directing Contractor to add the Work presented hereunder as sections 5.6.2.9 and 5.6.2.10, to Reference (1).

•  5.6.2.9 - Owner shall provide scheduling and management of working sessions for AMI *** procedure development

•  5.6.2.10 - Owner shall provide *** and *** ahead of *** procedure development working sessions

Owner is hereby making the changes as specified in sections (A) and (B) above part of the Work Authorization as identified above.

CONDITIONS OF CHANGE:

26841/00600/DOCS/3613413.1

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract For the stated consideration. It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order. The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract price for Work Authorization (identified above)$***

Accepted this 19th day of March, 2013

ContractorOwner

By: /s/  ***By: /s/  ***

Name:  *** Name:  ***

Title: Client Delivery ExecutiveTitle:  MPM, ***

SUPPLY CHAIN USE ONLY

Name: __________________

Signature: __________________

Title: __________________

Date: __________________

Approved by Legal:

/s/ ***

2

CHANGE ORDER BREAKDOWN FORM

1   DESCRIPTOR OF CONTRACT

*
Contract No	595382
Effective Date:	12/31/2011
Project name:	UIQ Billing Integration PEF/PEC
Project No:	20079302
Prepared by:	***
Change Notice:	***_SSN_CO#P90 WA#10 20130311
Change Request	EWPEF_CO2013 #170
Date:	3/11/2013

2   DESCRIPTION OF CHANGE

AML 050 SSN SO Engineer Procedure Development Support

3   COST IMPACT

	SSN Part Number	Description	Unit Price	Qty	Subtotal	Est.FL Sales Tax	Est.FL.County Surtax	Estimated Shipping	Grand Total
Material					***	***	***		***
					***	***	***		***
					***	***	***		***
					***	***	***		***

			Subtotal		***	***	***		***

	Task No.	Resource	Labor Hours	Not-To-Exceed Labor	Rate	Extension	Est.FL Sales Tax	Est.FL.County Surtax	Estimated Shipping	TOTAL
LABOR		***	***	***	***	***				***
		***	***	***	***	***				***

				Subtotal						***

	Task No.	Description	Unit Price	Qty	Subtotal		Est.FL Sales Tax	Est.FL.County Surtax	Estimated Shipping	Grand Total
OTHER		***		***	***	***				***

				Subtotal						***

5   OWNER COSTS

Task	Resource	Description	Rate	Labor	Material	Other	Sub Contr.	Total
OTHER

				Subtotal				***

4   REASONING / JUSTIFICATION

Scope: ***

5   COST JUSTIFICATION

Labor rate is as per Master 595302. Exhibit E

Grand Total***

7   SCHEDULE OF WORK/ IMPACT

Material	State Date:	End Date:
Labor	State Date:	End Date:
Other	State Date:	End Date:

8   FUNDING SOURCE

Contingency:
Forecast:
Request for additional funding:
Regulatory:

9   EXCEPTION NOTES

3

4

CHANGE ORDER / AMENDMENT FORM

Contract No.595382

Work Auth No.10

Amend No.

Date: March 11, 2013

Project: 20081890
Contract No. 595382 and/or Work Authorization No. 10, UIQ Billing Integration PEF/PEC

***_SSN_CO #P91 WA#10 20130311

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 10, dated 6/30/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order. The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) Master 595382, WA #10, Attachment 1, Scope of Work
(2) Master 595382, WA #10, Exhibit E, Time and Material Rates Select
(3) Master 595382, WA #10, Article 3, COMPENSATION, 1, Services, PEC

Attachments: (1) Change Order Cost Detail, ***_SSN_CO #P91 WA#10 20130311

(A)Owner is directing Contractor to add the Work, presented hereunder as section 5.6.1.5, to the Reference (1) Scope of Work and to add the Compensation for said work, to be billed as per the Reference (2) Technical Software Engineer rate for the total hours as specified in Attachment (1), to Reference (3).

• 5.6.1.5 - Contractor shall provide a *** to assist the *** in development of level 5 procedures (based on activities captured in ***) for the operational support of ***.

(B)Owner is further directing Contractor to add the Work presented hereunder as sections 5.6.2.9 and 5.6.2.10, to Reference (1).

• 5.6.2.9 - Owner shall provide scheduling and management of working sessions for *** procedure development

• 5.6.2.10 - Owner shall provide *** and ***  ahead of *** procedure development working sessions

Owner is hereby making the changes as specified in sections (A) and (B) above part of the Work Authorization as identified above.

26841/00600/DOCS/3613413.1

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration. It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order. The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract price for Work Authorization (identified above)$***

Accepted this 19th day of March, 2013

ContractorOwner

By: /s/***By: /s/ ***

Name: ***Name:  ***

Title: Client Delivery ExecutiveTitle:  MPM, ***

SUPPLY CHAIN USE ONLY

Name: __________________

Signature: __________________

Title: __________________

Date: __________________

Approved by Legal:

/s/ ***

2

CHANGE ORDER BREAKDOWN FORM

1   DESCRIPTOR OF CONTRACT

Contract No	595382
Effective Date:	12/31/2011
Project name:	UIQ Billing Integration PEF/PEC
Project No:	20081890
Prepared by:	***
Change Notice:	***_SSN_CO#P91 WA#10 20130311
Change Request	EWPEF_CO2013 #171
Date:	3/11/2013

2   DESCRIPTION OF CHANGE

AML OSG SSN SG Engineer Procedure Development Support

3   COST IMPACT

	SSN Part Number	Description	Unit Price	Qty	Subtotal	Est. FL Sales Tax	Est. FL. County Surtax	Estimated Shipping	Grand Total
Material					***	***	***		***
					***	***	***		***
					***	***	***		***
					***	***	***		***

			Subtotal		***	***	***		***

	SSN Part Number	Resource	Labor Hours	Not-To-Exceed Labor	Rate	Extension	Est.FL Sales Tax	Est.FL. County Surtax	Estimated Shipping	TOTAL
LABOR	T&M Labor	***	***	***	***	***				***
		***	***	***	***	***				***

				Subtotal						***

	Task No.	Description	Unit Price	Qty	Subtotal		Est.FL Sales Tax	Est.FL. County Surtax	Estimated Shipping	Grand Total
OTHER	SSN Part Number	***		***	***	***				***

				Subtotal						***

5   OWNER COSTS

Task	Resource	Description	Rate	Labor	Material	Others	Sub Contr.	Total
OTHER

				Subtotal				***

4   REASONING / JUSTIFICATION

Scope: ***

5   COST JUSTIFICATION

Labor rate is as per Master 595302. Exhibit E
Grand Total***

7   SCHEDULE OF WORK/ IMPACT

Material	Start Date:	End Date:
Labor	Start Date:	End Date:
Other	Start Date:	End Date:

8   FUNDING SOURCE

Contingency:
Forecast:
Request for additional funding:
Regulatory:

9   EXCEPTION NOTES

26841/00600/DOCS/3613413.1

CHANGE ORDER FORM

April 24, 2012

Project: N/A
Contract No. Master 595382

***_SSN_CO #P24 Master 20120424

Pursuant to the provisions of the Master Contract 595382 (the “Contract”) dated 12/31/2011, you are hereby directed to proceed with the Work covered by this Change Order. The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

References:(1) Master 595382, Exhibit L, Attachment I, Change Order Form

The Reference (1) Change Order Form has the following as the final section before the approval signature section:

Total Amount Payable under this Change Order$________________________________

Total Amount of Previous Executed Change Orders for$________________________________

  this Work Authorization (identified above)

Base Contract Price for Work Authorization (identified above)$________________________________

Revised Contract Price$

The following line items are to be deleted from this section: (1) “Total Amount of Previous Executed Change Orders for this Work Authorization (identified above)”; (2) “Revised Contract Price”.  This revised section shall appear as follows:

Total Amount Payable under this Change Order$

Base Contract Price for Work Authorization (identified above)$

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration. It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

26841/00600/DOCS/3613413.1

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order. The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Total Amount of Previous Executed Change Orders for$***

 this Work Authorization (identified above)

Base Contract Price for Work Authorization (identified above) $***

Revised Contract Price$===

Accepted this __6th____ day of __July, 2012__

ContractorOwner

By:  /s/ S.R. IngramBy: /s/ ***

Name:  S.R. IngramName:  ***

Title: Title:  MPM, ***

2

CHANGE ORDER

Date: November 12. 2013

SILVER SPRING NETWORKS

Project:Project:  Project: 20079302 20081890;

Contract No. 595382 and/or Work Authorization No.4; “Ongoing Management of UIQ Environments”

AMI SSN CO PUB WA4 20131112

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 1 dated 12/31/2011 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will by *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OP CHANGE ORDER:

References:(1)Master 595382, WA #1, Article 3, COMPENSATION, Table 2, Services, line item “Ongoing Warehouse Usage

Attachment:(1)Silver Spring Network quote dated October 8 2013

Upon mutual agreement between the Parties, the following changes specified in sections A through D below shall become part of the Work Authorization identified above.

(A)Change the “Qty” in Reference (1) from *** as indicated on the revised Reference (l) line item presented hereunder.

(B)Change the end date of “Billing Mechanism” Reference (1) from *** as indicated on the revised Reference (1) line item presented hereunder.

(C)Change “Price/Month ($USD)” in Reference (1) from ***. Months ***” as indicated on the Revised Reference (1) line item presented hereunder.

For the avoidance of doubt, ***.

(D)Change “'Total ($USD)” in Reference (1) from *** as indicated on the revised Reference (1) line item presented hereunder.

REVISED MASTER 595382, WA1, Article 3, COMPENSATION, 2. Services

Deliverable	Catalog Number	Total ($USD)	Billing Mechanism	Milestone Number	Qty	Price/Month ($USD)
***	***	***	***	***	***	***

AMl_SSN_CO #S41 WA#l 201308123

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned Contractor agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change is accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any end all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order	***
Base Contract Price for Work Authorization (identified above)	***

Business Unit Approval Sign:/s/ *** Name: *** Title:MPM Date:10/15/2013
Approved by Legal: /s/ ***
SILVER SPRING NETWORKS, INC. Sign:/s/ *** Name: *** Title:Client Delivery Executive Date:10/31/2013

PROGRESS ENERGY SERVICE COMPANY, LLC solely as agent for DUKE ENERGY FLORIDA, INC. formerly known as PROGRESS ENERGY FLORIDA, INC.

Sign:/s/ ***

Name: ***

Title:Senior Sourcing Specialist

Date:10/24/2013

AMl_SSN_CO #S41 WA#l 20130812426841/00600/DOCS/3613413.1

(B)	Attachment 1

555 Broadway Street Redwood City, CA 94063 Phone 650-298-4200 Fax 650-363-0481 Confidential WWW.SILVERSPRINGNET.COM	October 8, 2013

Quote

Duke Network Equipment Warehousing:  WA1, CO#S41 ***.

	Catalog Number	Months	Price/Unit	$Total
***	***	***	***	***
***	***	***	***	***
Total:				***

Pricing Notes:

***

***

***

***

***

Purchase Orders can be sent to ***.

26841/00600/DOCS/3613413.1

CHANGE ORDER FORM

Projects:  20079302, 20081890Date: September 18, 2012

Contract No. 595382

and/or Work Authorization No. 10 UIQ Billing Integration PEF & PEC

***_SSN_CO #P53 WA#10 20120918

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 4 dated 12/31/2011 (the “Contract”), you are hereby directed to proceed with the Work requested and covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:

(1)Master 595382, WA #4, Article 2, SCHEDULE, Table 3

(2)*** SSN CO #P102 WA#4 20130531

(3)*** SSN CO #P110 WA#19 20130725

(4)Master 595382, WA #4, Article 3, COMPENSATION, 1, SaaS – Environment Hosting for Progress Energy Florida (PEF)

(5)Master 595382, WA #4, Article 3, COMPENSATION, 1, SaaS – Environment Hosting for Progress Energy Carolinas (PBC)

Note (1):  “Ongoing monthly operations of the ***” for *** ended on *** as per the extension made by the References (2) Change Order.

Note (2):  The “Target Completion Date” for *** was extended from *** by the References (3) Change Order for WA #19 (***).

Upon mutual agreement between the parties, the following changes are specified in sections A and B presented hereunder shall become part of the Work Authorization identified above.

(A)Within Reference (1):

Change the “Target State Date” for “No. 2”, “Milestone Activity: *** from ***; and

Change the “Target completion Date” for “No. 3”, “Milestone Activity: *** from *** (as changed by Reference(2)) to ***.

WA #4, ARTICLE 2, SCHEDULE, TABLE 3

No.	Milestone Activity	Deliverables(s)	Target Start Date	Target Completion Date
2	***	***	***	***
3	***	***	***	***

(B)Within Reference (4):

*** the “Qty” for “Item:  ***” from ***; and

*** the “QTY” for “Item:  ***” from ***.

WA #4, ARTICLE 3, COMPENSATION, 1

Item	Catalog Number	Total ($USD)	Billing Mechanism	Qty	Price/Month ($USD)
***	***	***	***	***	***
***	***	***	***	***	***

(C)Within Reference (5):

*** the “Qty” for “Item: : ***” from ***; and

*** the “QTY” for “Item:  ***” from ***.

WA #4, ARTICLE 3, COMPENSATION, 2

Item	Catalog Number	Total ($USD)	Billing Mechanism	Qty	Price/Month ($USD)
***	***	***	***	***	***
***	***	***	***	***	***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned Contractor agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified$***
above)

Business Unit Approval

Sign: /s/***
Name: ***
Title: Director, Advanced Metering
Date: 11/19/2013

SILVER SPRING NETWORKS, INC	PROGRESS ENERGY SERVICE COMPANY, LLC, solely as agent for DUKE ENERGY PROGRESS, INC. and DUKE ENERGY FLORIDA, INC.

By: /s/***	By: /s/ ***
Name: ***	Name: ***
Title: Client Delivery Executive	Title: Sr. Sourcing Specialist
Date: 12/9/2013	Date: 11/19/2013

Approved by legal:

/s/ ***

CHANGE ORDER

Date: July 25, 2013

SILVER SPRING NETWORKS
Contract No 595382
Project No. 20088588
and/or Work Authorization No. 19: UIQ HCM Deployment

***_SSN_CO #P110 WA#19 2013725

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 19 dated 2/14/2013 (The “Contract”), you are hereby directed to proceed with the Work covered by this Change Order. The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1)Master 595382, WA #19, Article 1, Scope of Work, Table 1

(2)Master 595382, WA#19, Article 2 Schedule, Table 3a Contractor Deliverables

(3)Master 595382, WA#19, Article 3, Compensation, I. Services— Progress Energy Florida (PEF)

Owner is directing Contractor to make the changes presented hereunder in sections A, B and C and to hereby make said changes part of the Work Authorization identified above.

(A)*** is hereby directing ***.” to Reference *** “Table I, ***” as presented in table hereunder, and to make said change part of the Work Authorization identified:

***_SSN_CO #P110 WA#19 2013725
REVISED Table 1 Contractor Deliverables

Number	Deliverable	Description
***	***	***
***	***	***

(B)Owner is hereby directing ***  Reference ***, as presented in table hereunder, and to make said change part of the Work Authorization identified above: (i) *** the Completion Date in Reference (1) Milestone Number *** from ***; (ii) *** the Completion Date in Reference (1) Milestone Number *** from ***; (iii) *** to Reference ***; (iv) *** to Reference ***; (v) *** as Note (1) to Contractor Deliverables ***.

Original
Table 3a Contractor Deliverables

Number	Milestone Activity	Start Date	Completion Date	Major Milestone payment from Owner to Contractor or LD Assessed by Owner against Contractor
***	***	***	***
***	***	***	***

CO #amdt. Approval Routing1

***_SSN_CO #P110 WA#19 2013725 REVISED
Table 3a Contractor Deliverables

Number	Milestone Activity	Start Date	Completion Date	Major Milestone Payment from Owner to Contractor or LD Assessed by Owner against Contractor
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

(C)*** is hereby directing *** to *** Reference ***  hereunder and to make said change part of the Work Authorization identified above,

***_SSN_CO #P110 WA#19 2013725
REVISED 1. Services - Progress Energy Florida (PEF)

Item	Catalog Number	Total	Billing Mechanism	Qty	Price / Month ($USD)	Billing Time Frame
***		***	***			***
***		***	***			***
***		***	***	***	***	***
***		***	***	***	***	***
***		***	***	***	***	***
***		***	***	***	***	***
***		***	***	***	***	***
***		***	***	***	***	***
***		***	***	***	***	***
***		***	***	***	***	***
***		***	***	***	***	***
Total		***

CONDITIONS OF CHANGE:
Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration. It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

AMl_SSN_CO #S41 WA#l 20130812226841/00600/DOCS/3613413.1

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base contract price for Work Authorization (identified above)$***

Business Unit Approval Sign:_/s/_[Illegible]__________________ Name: [Illegible] Date:7/30/2013
SILVER SPRING NETWORKS, INC. By: /s/ *** Name: *** Title:Client Delivery Executive Date: 8/1/2013	Progress Energy Service Company, LLC solely as agent for Duke Energy Florida, Inc. By: /s/ *** Name: *** Title: Sr. Sourcing Specialist Date: 7/30/2013

 DOA Delegated per ***

Approved by Legal

_/s/________________
   ***

AMl_SSN_CO #S41 WA#l 20130812326841/00600/DOCS/3613413.1

AMl_SSN_CO #S41 WA#l 20130812426841/00600/DOCS/3613413.1

CHANGE ORDER

Date:  October 15, 2013

SILVER SPRING NETWORKS

Project:  20078851

Contract No. 595382 and/or Work Authorization

No.11 Network Infrastructure Install and Optimize (Florida)

AMI_SSN_CO #S38 WA#11 20130802

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 11 dated 05/26/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be ***  as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER

References:

(6)	Master 595382, WA #11, Article 3, COMPENSATION, Table 5, Compensation Summary
(7)	***_SSN_CO #P92 WA#11 20130404, WA 11 Table 5 – Compensation Summary, Climbing Installation Fee
(8)	Master 595382, WA #11, Article 3, COMPENSATION, Table 5, Compensation Summary, WA Ref No. 11.10, NAN Testing
(9)	Master 595382, WA #11, Article 3, COMPENSATION, Table 5, Compensation Summary, WA Ref No. 11.3, Installation of Labor AP (Estimated Power Space Certified Installation)
(10)	Master 595382, WA #11, Article 3, COMPENSATION, Table 5, Compensation Summary, WA Ref No. 11.4, Installation of Labor Relays (Estimated Power Space Certified Installation)
(11)	Master 595382, WA #11, Article 3, COMPENSATION, Table 5, Compensation Summary, WA Ref No. 11.5, Distribution Line Supervisor
(12)	Master 595382, WA #11, Article 3, COMPENSATION, Table 5, Compensation Summary, Description, Re-Installation Labor
(13)	Master 595382, WA #11, Article 3, COMPENSATION, Table 5, Compensation Summary, Description, Florida State Tax and Florida County Surtax
(14)	Master 595382, WA #11, Article 3, COMPENSATION, Table 5, Compensation Summary, WA Ref No. 11.6, Field Network Deployment Support
(15)	Master 595382, WA #11, Article 3, COMPENSATION, Table 5, Compensation Summary, WA Ref No. 11.9, Field Network Deployment Support (meters)
(16)	Master 595382, WA#11, Article 3, COMPENSATION, Table 5, Compensation Summary, WA Ref No.11.1, Project Management
(17)	Master 595382, WA#11, Article 3, COMPENSATION, Table 5, Compensation Summary, WA Ref No.11.2, PMO
(18)	Master 595382, WA#11, Article 3, COMPENSATION, Table S, Compensation Summary WA Ref No. 11.7, Field Network Optimization by Sector
(19)	Master 595382, WA#11, Article 3, COMPENSATION, Table S, Compensation Summary WA Ref No. 11.8, Training

Upon mutual agreement between the Parties, Reference (1) shall be replaced in its entirety with the changes specified in sections A through N below and shall become part of the Work Authorization identified above.

CO #amdt. Approval Routing1

(D)	Subsequent to signature, a math error was recognized on Reference (2) Climbing Installation Fee. The correct “Extended Price” for the Climbing Installation Fee is *** for an ***
(E)	Subsequent to signature, the Parties recognized the “Duration” end date stated in Reference (3) NAN Testing was incomplete. The correct “Duration” is ***.
(F)	Contractor is requesting Owner change the “Duration” of Reference (4) Installation of Labor AP from ***. For the avoidance of doubt, there is ***.
(G)	Contractor is requesting Owner change the “Duration” of Reference (5) Installation Labor Relay from ***. For the avoidance of doubt, there is ***.
(H)	Contractor is requesting Owner change the “Duration” of Reference (6) Distribution Line Supervisor from ***. For the avoidance of doubt, there is ***.
(I)	Contractor is requesting Owner change the “Duration” of Reference (7) Re-Installation Labor from ***. For the avoidance of doubt, the “Extended Price” stated in Reference (7) is a ***.
(J)

Contractor is requesting Owner change the “Duration” of Reference (2) Climbing Installation Fee Re‑Installation Labor from ***.  For the avoidance of doubt, the  “Extended Price” stated in Reference (2) is a ***.

(K)

Contractor is requesting Owner make the following changes to Reference (8) Florida State Tax and Florida County Surtax:  (i) change the “Duration” from 6/1/12-7/30/13 to 6/1/12-1/31/14 (ii) change the “Extended Price” from ***.  The net *** is ***.

(L)

Contractor is requesting Owner change the “Duration” of Reference (9) Field Network Deployment Support from ***.  For the avoidance of doubt, the Extended Price stated in Reference (9) is ***.  Therefore, there is ***.

(M)

Contractor is requesting Owner change the “Duration” of Reference (10), Field Network Deployment Support (meters) from ***.  For the avoidance of doubt, the Extended Price stated in Reference (10) ***.  Therefore, there is ***.

(N)

Contractor is requesting Owner make the following changes to Reference (11) Project Management: (i) increase the “Qty” from *** (ii) change the “Duration” from ***.  For the avoidance of doubt, the ***  of the agreement and ***.

(O)

Contractor is requesting Owner make the following changes to Reference (12) PMO: (i) *** the  “Qty” specified in Reference (ii) change the “Duration” from ***.    For the avoidance of doubt,  the Extended Price specified in Reference (12) was based on a *** of the agreement and ***.

(P)

Contractor is requesting Owner change the “Duration” in Reference (13) Field Network Optimization by Sector from ***.  For the avoidance of doubt, the Extended Price stated in Reference (13) is based on a firm fixed price for the work specified.  Therefore, ***.

(Q)	Contractor is requesting Owner change the “Duration” in Reference (14) Training from ***. For the avoidance of doubt, the Extended Price stated in Reference (14) ***. Therefore, there is ***.

As a result of this Change Order, Revised WA #11 Table 5 - Compensation Summary will be as presented hereunder.

REVISED WA 11 Table 5 – Compensation Summary

AMl_SSN_CO #S41 WA#l 20130812226841/00600/DOCS/3613413.1

WA 11 Table 5 – Compensation Summary
WA Ref No.	Description	Cat#	Qty	Unit Price	Extended Price	Billing Mechanism	Duration
Not to Exceed – Unit Price
11.3	***	***	***	***	***	***	***
11.4	***	***	***	***	***	***	***
11.5	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
Not to Exceed – Hours, Quantity, and Unit Price
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***				***	***	***
Monthly/Milestone Not to Exceed – Extended Price
11.1	***	***	***	***	***	***	***
11.2	***	***	***	***	***	***	***
11.6	***	***	***	***	***	***	***
11.7	***	***	***	***	***	***	***
11.8	***	***	***	***	***	***	***
11.9	***	***	***	***	***	***	***
11.1	***	***	***	***	***	***	***
N/A	***	***	***	***	***	***	***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned Contractor agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management,  disruption, inefficiencies, compression and any other impact related to this Change Order.

AMl_SSN_CO #S41 WA#l 20130812326841/00600/DOCS/3613413.1

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified above)$***

Business Unit Approval

Sign:/s/  ***

Name:***

Title:MPM

Date:10/15/2013

SILVER SPRING NETWORKS, INC	PROGRESS ENERGY SERVICE COMPANY, LLC solely as agent for DUKE ENERGY FLORIDA, INC. formerly known as PROGRESS ENERGY FLORIDA, INC.
By:/s/ *** Name:*** Title:Client Delivery Executive Date:11/25/2013	By:/s/ *** Name:*** Title:Sr. Sourcing Specialist Date:10/22/2013

Approved by Legal:

/s/ ***

AMl_SSN_CO #S41 WA#l 20130812426841/00600/DOCS/3613413.1

File Name:  ***_SSN_CO_#P97_WA#15_Routing 20130422

CHANGE ORDER/AMENDMENT APPROVAL ROUTING

Routing Start Date:4/22/2013

CHANGE ORDER / AMENDMENT

*
Docs Control No.	***_SSN_CO_#P97 WA#15 20130422
Change Request No.	EWPEF_CO2013 2TBD
WA Number	WA #15
CO Description	***

AMl_SSN_CO #S41 WA#l 20130812526841/00600/DOCS/3613413.1

Project Name	***

CO #amdt. Approval Routing6

Project Number	***

APPROVALS

		Signature	Date
Contract Administrator	***	/s/ ***	4-23-13
Supply Chain	***	/s/ ***	4-23-13
Product Manager	***	/s/ ***	4-23-13
*** or *** Designee
Unit Head	***	/s/ ***	4-23-13
	***	/s/ ***	4-24-13

CO #amdt. Approval Routing7

CHANGE ORDER / AMENDMENT FORM

Contract No. 595382

Work Auth No. 15

Amend No.

Date:  April 22, 2013

SILVER SPRING NETWORKS

Project:  20092701

Contract No. 595382 and/or Work Authorization No. 15, *** Telecom Net Design & Workshop

***_SSN_CO_#P97 WA#15 20130422

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 15 dated 9/10/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be  ***  as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OP CHANGE ORDER:

References:(1)Master 595382, WA #15, Article l, Scope of Work
(2)Master 595382, WA #15, Article l, Scope of Work, Table 1:  Contractor Deliverables
(3)Master 595382, WA #15, Article l, Scope of Work, Table 2:  Owner Deliverables
(4)Master 595382, WA #15, Article 2, SCHEDULE, Table 3—Contractor Deliverable Schedule
(5)Master 595382, WA #15, Article 2, SCHEDULE, Table 4—Owner Deliverable Schedule
(6)Master 595382, WA #15, Article 3 COMPENSATION
(7)Master 595382, Exhibit E, Rates & Pricing
(8)Master 595382, WA #15, Article 5, MISCELLANEOUS
(9)Master 595382, WA #15, Attachment 1—Detailed Scope of Work
(10)Master 595382, WA #15, Attachment 2—Work Authorization Schedule
(11)Master 595382, WA #15, Attachment 6—Definitions

Attachment:(1)Silver Spring Network quote dated 4/19/2013

Owner is directing Contractor to make the changes as they appear in the sections presented hereunder to the referenced sections as detailed above and to hereby make the directed changes part of the Work Authorization identified above

(A)***

(B)***, in the table as presented hereunder, to the listing as it appears in ***:

Table 1: Contractor Deliverables
No.	Deliverable	Description
10	***	***

(C)*** is directing *** to add “***, in the table presented hereunder, to the listing as it appears ***:

Table 2: Contractor Deliverables
No.	Deliverable	Description
9	***	***

***_SSN_CO #P57 WA#8 20120917

(D)Owner is directing Contractor to change paragraph 3, as it appears beneath Table 2, of Reference (3) from:  “*** or his designee is appointed as Owner’s Designated Representative (currently ***) for the administration of this WA.”  To: *** or his designee is appointed as Owner’s Designated Representative for this Work Authorization.  Any of Owner's managers to whom Owner’s Designated Representative reports to shall be considered an authorized Designated Representative in the absence of the named Designated Representative.

(E)*** is directing *** to add “***, in the table presented hereunder, to the listing as it appears in ***:

Table 3—Contractor Deliverable Schedule
No.	Milestone Activity	Start	Complete
9	***		***

(F)*** is directing ***, in the table presented hereunder, to the listing as it appears in ***

Table 4—Owner Deliverable Schedule
No.	Deliverable	Milestone Activity	Start	Complete
9	***	***	***	***

(G)Owner is directing Contractor to add Table 6, as presented hereunder, to Reference (6) below the footnotes of Table 5.

(H)Owner is directing Contractor to order the equipment as listed on Table 6, for the pricing contained in Reference (7) and further supported by Contractor quote Attachment (l):

Table 6

1.Equipment

Item	Catalog Number	Qty	Price / Unit ($USD)	Total (USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Estimated Shipping				***
Grand Total				***

(I)Owner is directing Contractor append paragraph 1 of Reference (8) with the following:
“Execution of this Work Authorization by facsimile signature or by electronic mail shall be deemed to be, and shall have the same effect as, execution by original signature; provided, however, and for the voidance of doubt, the Parties acknowledge and agree that no other correspondence (including but not limited to any required notice correspondence under the

2

***_SSN_CO #P57 WA#8 20120917

Contract or this Work Authorization) shall be executed by facsimile signature or by electronic mail.

(J)*** is directing ***, as presented hereunder, to the listing as it appears in *** paragraph 1:
“***”

(K)*** is directing *** from:  “Additionally, Project Management Services shall be provided by Contractor per requirements herein; to:    ***.

(L)Owner is directing Contractor to add “'Milestone Activity” No. 9, in the table presented hereunder, to the listing as it appears in Reference (10):

Table 3—Contractor Milestone Schedule
No.	Milestone Activity	Start	Complete	Major Payment Milestone
9	***	***	***

(M)Owner is directing Contractor to add the definition, as presented hereunder, to the listing in Reference (11):
“*** Field Test Area” is comprised of approximately 50 square miles, south of 54th Avenue North, in the most southern portion of Pinellas County, Florida.

***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned Contractor agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change is accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order	***
Base Contract Price for Work Authorization (identified above)	***

**
Accepted this 23rd day of April 2013:
Contractor: Sign:/s/ *** Name: *** Title:Client Delivery Executive	Owner: By: /s/ *** Name: *** Title:MPM, ***

3

***_SSN_CO #P57 WA#8 20120917

SUPPLY CHAIN USE ONLY Sign:/s/ *** Name: *** Title:Sourcing Specialist Date:April 23, 2013
Approved by Legal: /s/ *** ***

4

***_SSN_CO #P57 WA#8 20120917

5

CHANGE ORDER FORM

Date: September 17, 2012

Project: 20081885

Contract No. 595382

And/or Work Authorization No. 8 Meter Deployment Plan (PEC)

***_SSN_CO #P57 WA#8 20120917

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 8 dated 4/2/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be ***  as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) ***_SSN_CO #S9 WA #8 20120619 ***
(2) Master 595382, WA No. 8 , Article 3, Compensation

Attachment:(1) Silver Spring Networks *** - PEC dated September 7, 2012
(2) ***_SSN_CO #P57 WA#8 20120917, Change Order Breakdown Form

The Reference (1) Change Order corrected the meter requirements that were part of the Reference (2) Work Authorization. Subsequent to the Reference (1) Change Order execution, it was discovered that Meter Form 25S pricing did not reflect the correct configuration required for the 25S meters. The solution to this issue is the change of the Communications Module (Network Interface Cards--NIC) from a Residential Grade to a Commercial Grade in the meter quotation.

Attachment (1) is in response to this requirement and was made the basis for developing the difference in total cost for the ***.

The Owner is hereby directing the Contractor to order the Communications Module equipment and associated extended Warranties as listed on Attachment (2) for the pricing contained in Attachment (1) and to hereby make the direction for said order part of the Reference (2) Work Authorization.

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration. It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

***_SSN_CO #P57 WA#8 20120917

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified above)$***

Accepted this _16th___ day of __October______

ContractorOwner

By: /s/ Steve IngramBy: /s/ ***

Name: Steve IngramName:  ***

Title: Vice PresidentTitle:MPM, ***

2

FileName:***_SSN_CO #P57 WA #8 20120917

CHANGE ORDER BREAKDOWN FORM

1   DESCRIPTION OF CONTRACT

Contract No:	595382
Effective Date:	4/2/2012
Project name:	Meter Deploy Plan (PEC)
Project No:	20081885
Prepared by:	***
Change Notice:	***_SSN CO #P57 WA#8 20120917
Date:	9/17/2012

2  DESCRIPTION OF CHANGE

***

3COST IMPACT

		SSN Meter Form 255 Part Numbers	Description	Unit Price CO #59 (Residential)	Unit Price CO #P57 (Commercial)	Change in Unit Price	Qty				Total Change in Cost
a	MATERIAL	***	***	***	***	***	***	***	***	***	***
		***	***	***	***	***	***				***
		***	***	***	***	***	***				***
		***	***	***	***	***	***				***
		***	***	***	***	***	***				***
		***	***	***	***	***	***				***
b		***	***	***	***	***	***				***
		***	***	***	***	***	***				***
		***	***	***	***	***	***				***
c		***	***	***	***	***	***				***
					Grand Total						***

	Task No.	Resource	Labor Hours	Rate	Extension	Est. FL Tax (7%)		TOTAL
LABOR						***		***

							Subtotal	***

	Task No.	Description		TOTAL
OTHER

			Subtotal	***

3OWNER COSTS

Task	Resource	Description	Rate	Labor	Material	Others	Sub Contr		TOTAL

								Subtotal	***

4  REASONING / JUSTIFICATION

***

5  COST JUSTIFICATION

***

Grand Total	***

7SCHEDULE OF WORK / IMPACT

Material	Start Date:	End Date:
Labor	Start Date:	End Date:
Other	Start Date:	End Date:

8FUNDING SOURCE

Contingency:
Forecast:
Request for additional funding
Regulatory:

9  EXCEPTION NOTES

1

555 Broadway Street
Redwood City, CA 94063
+1 650 839 4000 Phone
+1 650 839 4329 Fax

09/07/12

Attachment 9 - Meter and Associated Hardware Pricing Details, version 2

Progress Energy: PEC Meters

	Catalog Number	Quantity

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

$TOTAL

1

555 Broadway Street
Redwood City, CA 94063
+1 650 839 4000 Phone
+1 650 839 4329 Fax

09/07/12

Attachment 9Meter and Associated Hardware Pricing Details, version 2

Progress Energy: PEC Meters

Base Meter	Class Change	Optical Port Reset	Meter Warranty	Comms. Module	Han	8MB	Comms. Warranty	Total Price/Unit	$Total

***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***							***	***
***	***							***	***

***

Pricing Notes:

Pricing includes a 5 Year Warranty.

1

CHANGE ORDER FORM

Date: September 24, 2012

Project: 20079302 & 20081890

Contract No. 595382

And/or Work Authorization No. 9 UIQ Meter Integration (PEE & PEC)

***_SSNCO #P59 WA#9 20120924

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 9 dated 04/04/2012 (the “Contract”), you are hereby directed to proceed with the Work covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) Master 595382, WA #9, Article 2, Table 3a, Contractor Milestone Schedule, Milestone No. 5

(2) Master 595382, WA #9, Article 2, Table 3b, Owner Milestone Schedule, Milestones No.  8, 23, & 16

(I)The Owner and Contractor have agreed to make the following change to the Reference (1), Contractor Milestone Schedule wherein the ***:

Table 3a Contractor Milestone Schedule

No.	Milestone Activity	Start Date	Complete Date	CO #P59 Revised Complete Date	Major Payment or LD Milestone
5	***	***	***	***	***

(2) The Owner and Contractor have agreed to make the following changes to the Reference (2) Owner Milestone Schedule wherein the Complete Dates are to be ***:

a. ***
b. ***

c.***

The following change to Reference (2) Table 3b is hereby made part of Work Authorization No. 9:

1

***_SSNCO #P59 WA#9 20120924

Table 3b Owner Milestone Schedule

No.	Milestone Activity	Start Date	Complete Date	CO #P59 Revised Complete Date	Major Payment or LD Milestone
8	***	***	***	***
23	***	***	***	***
16	***	***	***	***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order	$	***
Base Contract Price for Work Authorization (identified above)	$	***

Accepted this 2 day of October 2012

ContractorOwner

By: /s/ Steve IngramBy: /s/ ***

Name: Steve IngramName:  ***

Title: CDE CentralTitle:MPM, ***

2

3

CHANGE ORDER

Date: August 2, 2013

SILVER SPRING NETWORKS
Project No. 20078837
Contract No 595382 and/or
and/or Work Authorization No. 16: Load Management System Business Requirements and Process Support

***_SSN_CO #P111 WA#16 20130802

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 16 dated 9/28/2012 (The "Contract"), you are hereby directed to proceed with the Work covered by this Change Order. The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order. The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

Reference:(1) Master 595382, WA#16, Article 3, Compensation, Table 5: Deliverables Invoice Schedule, Estimated Airfare

Owner is directing Contractor to change the amount specified in Reference (1) Estimated Airfare *** and to hereby make said changes part of the Work Authorization identified above.

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration. It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order, The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

1

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified above)$***

BUSINESS UNIT APPROVAL Sign: /s/ *** Name:*** Date:8/20/13

SILVER SPRING NETWORKS, INC. By: /s/ *** Name:*** Title:Client Delivery Date:August 29, 2013	Progress Energy Service Company, LLC solely as agent for DUKE ENERGY FLORIDA, INC. By: /s/*** Name: *** Title:Sr. Sourcing Specialist Date:August 21, 2013

Approved by Legal

/s/_________________
***

2

3

CHANGE ORDER

Date:  October 15, 2013

SILVER SPRING NETWORKS

Project:  Project:  20081892

Contract No. 595382 and/or Work Authorization No. 12

Network Infrastructure Install and Optimize (Carolinas)

AMI_SSN_CO #S39 WA#12 20130705

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 12 dated May 26, 2012 (the “Contract”), you are hereby directed to proceed with the Work requested and covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms  and conditions of this Contract except as may be identified herein.

SCOPE OF CHANGE ORDER:

References:

(1)Master 595382, WA #12, Article 3, COMPENSATION, Table 5, Compensation Summary

(2)Master 595382, WA #12, Article 3, COMPENSATION, Table 5, Compensation Summary Milestone 12.3, Installation Labor AP (Estimated Power Space Certified Installation)

(3)Master 595382, WA #12, Article 3, COMPENSATION, Table 5, Compensation Summary, 12.4 Installation Labor Relay (Estimated Power Space Certified Installation)

(4)Master 595382, WA #12, Article 3, COMPENSATION, Table 5, Compensation Summary, 12.5 Distribution Line Supervisor

(5)Master 595382, WA #12, Article 3, COMPENSATION, Table 5, Compensation Summary, 12.6 Field Network Deployment Support

(6)Master 595382, WA #12, Article 3, COMPENSATION, Table 5, Compensation Summary, 12.7 Field Network Optimization by Sector

(7)Master 595382, WA #12, Article 3, COMPENSATION, Table 5, Compensation Summary, 12.9 Field Network Deployment Support (meters)

(8)Master 595382, WA #12, Article 3, COMPENSATION, Table 5, Compensation Summary, Re‑Installation Labor

(9)Master 595382, WA #12, Article 3, COMPENSATION, Table 5, Compensation Summary, Climbing Installation Fee

(10)Master 595382, WA#12, Article 3, COMPENSATION, Table 5, Compensation Summary, 12.l Project Management

(11)Master 595382, WA#12, Article 3, COMPENSATAION, Table 5, Compensation Summary, 12.2 PMO

Upon mutual agreement between the parties, the following changes specified in sections A through J  below shall become part of the Work Authorization identified above.

(A)Change the “Duration” in Reference (2) Installation Labor AP from ***.

(B)Change the “Duration” in Reference (3) Installation Labor Relay from ***.

(C)Change the “Duration” in Reference (4) Distribution Line Supervisor from ***.  For the avoidance of doubt, ***.

(D)Make the following changes to Reference (5) Field Network Deployment Support: (i) change the “Duration” from ***  (ii) increase the “Qty” of months ***.  For the avoidance of doubt, the “Extended Price” stated in Reference (5) is  based on a firm fixed price for the work specified.  Compensation shall not exceed the “Extended Price” indicated on the revised Reference (1) table presented hereunder.

1

(E)Change the “Duration” in Reference (6) Field Network Optimization by Sector from ***.  For the avoidance of doubt, the “Extended Price” stated in Reference (6) is ***.  Compensation shall not exceed the “Extended Price” indicated on the revised Reference (1) table presented hereunder.

(F)Make the following changes to Reference (7) Field Network Deployment Support (meters): (i) change the “Duration” from *** (ii) increase the “Qty” of months ***.  For the avoidance of doubt, the “Extended Price” stated in Reference (7) is ***.

(G)Change the “Duration” in Reference (8) Re-installation Labor from ***.  For the avoidance of doubt, the “Extended Price” stated in Reference (8) is ***.  Compensation shall ***.

(H)Contractor is requesting Owner change the “Duration” in Reference (9) Climbing Installation Fee from ***.  For the avoidance of doubt, the “Extended Price” stated in Reference (9) is ***.  Compensation ***.

(I)Contractor is requesting Owner make the following changes to Reference (10) Project Management: (i) change the “Qty” from ***  (ii) change the “Duration” from ***.  For the avoidance of doubt, the Extended Price stated in Reference (10) was ***.

(J)Contractor is requesting Owner make the following changes to Reference (11)  PMO: (i) change the “Qty” from *** (ii) change “Duration” from ***.  For the avoidance of doubt, the Extended Price stated in Reference (11) was ***.

The table presented hereunder shall replace the table identified in Reference (1) in its entirety and be made part of the Work Authorization identified above.

REVISED Master 595382, WA12, Table 5 – Compensation Summary

WA 12 Table 5 – Compensation Summary
WA Ref No.	Description	Cat#	Qty	Unit Price	Extended Price	Billing Mechanism	Duration
Not to Exceed – Unit Price
12.3	***	***	***	***	***	***	***
12.4	***	***	***	***	***	***	***
12.5	***	***	***	***	***	***	***
N/A	***	***	***	***	***	***	***

12.1	***	***	***	***	***	***	***
12.2	***	***	***	***	***	***	***
12.6	***	***	***	***	***	***	***
12.7	***	***	***	***	***	***	***
12.8	***	***	***	***	***	***	***
12.9	***	***	***	***	***	***	***
12.1	***	***	***	***	***	***	***
N/A	***	***	***	***	***	***	***

	***	***	***	***	***	***	***

2

***	***	***	***	***	***	***

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned Contractor agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change in accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable truces, are payable in accordance with the Contract.

Total Amount Payable under this Change Order$***

Base Contract Price for Work Authorization (identified above)$***

Business Unit Approval

Sign:/s/ ***

Name:***

Title:MPM

Date:10/15/13

SILVER SPRING NETWORKS, INC	PROGRESS ENERGY SERVICE COMPANY, LLC solely as agent for DUKE ENERGY PROGRESS, INC. formerly known as PROGRESS ENERGY CAROLINAS, INC.
By:/s/ *** Name:*** Title:Client Delivery Executive Date:November 25, 2013 Approved by Legal: /s/***	By:/s/ *** Name:*** Title:Sr. Sourcing Specialist Date:October 22, 2013

3

4

CHANGE ORDER

Date: November 12, 2013

SILVER SPRING NETWORKS

Project:20079302; 20081890;

Contract No. 595382 and/or Work Authorization No.4; “Ongoing Management of UIQ Environments”

AMI SSN CO P118 WA4 20131112

Pursuant to the provisions of the Master Contract 595382 dated 12/31/2011 and Work Authorization No. 4 dated 12/31/2011 (the “Contract”), you are hereby directed to proceed with the Work requested and covered by this Change Order.  The Contract Price will be *** as full and complete adjustment of compensation for all claims of any and every nature on account of complete performance or omission of work included in this Change Order.  The performance of this Change Order is to be in strict accordance with the terms and conditions of this Contract except as may be identified herein.

SCOPE OP CHANGE ORDER:

References:

(1)	Master 595382, WA#4, Article 2, SCHEDULE, Table 3
(2)	*** SSN CO #P102 WA#4 20130531
(3)	*** SSN CO #P110 WA#19 20130725
(4)	Master 595382, WA#4, Article 3, COMPENSATION, 1, SaaS – Environment Hosting for Progress Energy Florida (PEF)
(5)	Master 595382, WA#4, Article 3, COMPENSATION, 1, SaaS – Environment Hosting for Progress Energy Carolinas (PEC)

Note (1):  “Ongoing monthly operations of the *** as per the extension made by the Reference (2) Change Order.

Note (2):  The “Target Completion Date” for “***” was extended from *** by the Reference (3) Change Order for WA#19 (***).

Upon mutual agreement between the parties, the following changes as specified in sections A and B presented hereunder shall become part of the Work Authorization identified above.

(A)Within Reference (1):
Change the “Target Start Date”  for “No. 2”, “Milestone Activity:  ***; and
Change the “Target Completion Date”  for “No. 3”, “Milestone Activity:  ***.

1

WA#4, ARTICLE 2, SCHEDULE, Table 3

No.	Milestone Activity	Deliverable(s)	Target Start Date	Target Completion Date
2	***	***	***	***
3	***	***	***	***

(B)Within Reference (4):
***.

WA#4, ARTICLE 3, COMPENSATION, 1

Item	Catalog Number	Total ($USD)	Billing Mechanism	Qty	Price/Month ($USD)
***	***	***	***	***	***
***	***	***	***	***	***

(C)Within Reference (5):
***.

WA#4, ARTICLE 3, COMPENSATION, 2

Item	Catalog Number	Total ($USD)	Billing Mechanism	Qty	Price/Month ($USD)
***	***	***	***	***	***
***	***	***	***	***	***

2

CONDITIONS OF CHANGE:

Except as may be otherwise provided in the Scope of this Change Order, the undersigned Contractor agrees to furnish all labor, equipment and materials and perform all Work required to complete the above described work change is accordance with the requirements of the Contract for the stated consideration.  It is understood and agreed that payment pursuant to this Change Order constitutes full and complete compensation for any and all costs and claims related to delay, acceleration, time extensions; for any and all costs, and claims related to performance of unchanged Work including, without limitation, rescheduling, cumulative impact, changes in the sequence of work, project management, disruption, inefficiencies, compression and any other impact related to this Change Order.

All work under this Change Order is to be completed in accordance with the Milestone Dates with no additional time adjustment or extension, except as otherwise provided in this Change Order.  The lump sum amount and any all applicable taxes, are payable in accordance with the Contract.

Total Amount Payable under this Change Order	$***
Base Contract Price for Work Authorization (identified above)	$***

/s/ *** *** Director, Advanced Metering 11/19/13
Business Unit Approval Sign:/s/ *** Name: *** Title:Director, Advanced Metering Date:11/19/13

SILVER SPRING NETWORKS, INC. Sign:/s/ *** Name: *** Title:Client Delivery Executive Date:December 9, 2013	PROGRESS ENERGY SERVICE COMPANY, LLC solely as agent for DUKE ENERGY PROGRESS, INC. and DUKE ENERGY FLORIDA, INC. Sign:/s/ *** Name: *** Title:Senior Sourcing Specialist Date:11/19/13

Approved by Legal:

/s/***

3

EXHIBIT B

SOFTWARE LICENSE AND SERVICES AGREEMENT

This Software License and Service Agreement ( the “Exhibit” or “Agreement” or “Software Agreement”) is incorporated into and an integral part of the Master Contract For Design, Procurement and Installation of Smart Grid Project, Next Generation ***, Advanced Metering Infrastructure and Neighborhood Area Network (“Master Contract”) to which this Software Agreement is attached, and specifically sets forth terms and conditions related to the Software and related Solution Services and Software Support Services that Licensee requires in connection with the Project. Unless otherwise specified herein, all capitalized terms shall have the meaning set forth in Exhibit Y to the Master Contract.

No Licensee in its individual capacity nor collectively shall have any liability for any acts or omissions of another Licensee. Licensor and Licensee hereby agree that all Work under this Agreement, including but not limited to the licensing of Software, the provision of Services, associated Equipment and maintenance may be used by or for the benefit of any parent, subsidiary or affiliate of Licensee, subject to the Rate Schedule in Exhibit E of the Master Contract. Each of Licensee and Licensor may be referred to as a “Party” and collectively as the “Parties”.

Licensor shall furnish required labor, tools, equipment, material, parts, transportation and supervision necessary to perform the Services herein as specified in a mutually executed Work Authorization(s), in a workmanlike manner to the satisfaction of Owner.

1.Not Used.

2.Not Used.

3.License.

A.Subject to payment of all applicable fees, Licensor hereby grants Licensee a nonexclusive, non-transferable, perpetual (unless the Software is being operated under SaaS Services), irrevocable (unless Contractor terminates the Master Contract pursuant to Section 22.B.3 thereof), U.S. license, without a right of sublicense to (i) copy as set forth in Section 4.A the Software for back-up and archival purposes, (ii) use the Software to manage or operate that number of Managed Devices for which Licensee has paid fees, subject to any specific limitations or restrictions that are set forth herein, for Licensee's business activities and for processing data in a production environment by employees and contractors of Licensee who are under an obligation of confidence with respect to the Software and Confidential Information (defined in the Master Contract), and (iii) to use Documentation in connection with its use of the Software and make copies thereof as set forth in Section 4.A. Licensee understands and specifically agrees that Licensor retains title to the Software and any and all portions and Derivative Works thereof provided by Licensor to Licensee under this Agreement, unless otherwise specified herein, and that Licensor has the right to grant other non-exclusive licenses with respect to the Software.

B.Subject to payment of all applicable fees, Licensor provides CustomerlQ as a SaaS Service and hereby grants to Licensee for the term of the SaaS, a non exclusive, *** license (without expressed written consent), without the right to sublicense, to use CustomerlQ and any Licensor Content, by accessing the ASP Server through the Website, for any legal use contemplated by this Agreement. Each Licensee employee, consultant or agent accessing CustomerlQ shall be assigned a unique user identification name and password (“User ID”). Licensee shall be responsible for ensuring the security and confidentiality of all User IDs. In addition to the restrictions set forth in Section 4.A below, Licensee shall not: (a) ***; or (b) copy the CustomerlQ Software onto any computer. Licensor will make any files containing Content available to Licensee upon request and payment of applicable Fees.

1

C.All rights and licenses granted under or pursuant to this Exhibit B shall be deemed to be, for purposes of section 365(n) of the U.S. Bankruptcy Code, licenses or rights to “intellectual property” as defined under the U.S. Bankruptcy code. The Parties agree that Licensee, as a licensee of such rights under this Exhibit B, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy code.

4.Intellectual Property Protection; Limits.

A.Nothing in this Agreement gives Licensee any Intellectual Property Rights in the Software, other than the limited license set out in Section 3. Notwithstanding any copyrighted or otherwise restricted or proprietary Software or Documentation, Licensee may (directly or indirectly, and in whole or in part), at no additional cost: i) make a reasonable number of copies of the Software exclusively for backup and archival purposes; and ii) make copies of Documentation reasonably needed to exercise its rights under this Agreement. Such copying shall not constitute infringement or misappropriation of Licensor's Intellectual Property Rights. Licensee shall not: (a) allow access to Software or any Licensor server by any user other than Licensee's employees or contractors (including, but not limited to, all Licensee affiliates, subsidiaries, derivative organizations, merged organizations); (b) sublicense, distribute, transfer, pledge, loan, lease, rent, or commercially share (including, if applicable, timeshare) the Software or Documentation or any of Licensee's rights herein; (c) use the Software for purposes of providing processing services to a third party or otherwise use the Software on a service bureau or timesharing or subscription basis, including, without limitation, providing third-party hosting, or third-party application integration or application service provider-type services, or for any similar services; (d) infringe any Licensor Intellectual Property Rights; (e) publish externally the result from any benchmark tests run on the Software, unless otherwise mutually agreed; or (f) unless the Software is released pursuant to Attachment D, Source Code Escrow, modify, translate, reverse engineer, decrypt, extract, decompile, disassemble, create derivative works based on, or otherwise attempt to discover the Software source code or underlying ideas or algorithms or reduce the Software to human-perceivable form. Notwithstanding sub-part (c), nothing herein shall prevent Licensee from using Software to read Integrated Products (as defined in the Master Contract) for affiliated entities and third parties, provided that: (i) Licensee has paid the applicable per-Managed Device license fees; and (ii) the Software is run on computers owned or controlled by Licensee or Licensor.

5.Fees; Payment Terms.

With respect to fees related to Software, Software Support Services and Solution Services, payment and invoicing terms shall be set forth in Section 11.0 of the Master Contract, and any related Work Authorization. Upon delivery of the Software, Owner will have, unless otherwise mutually agreed in a Work Authorization, *** the Software to ensure that it materially conforms to applicable Software Documentation. In the event that Owner does not notify Licensor in writing of its rejection of the Software (including detail as to why the Software does not materially conform to Documentation), such Software shall be deemed accepted.

6.Work Authorizations; Software Delivery; Replacement Software.

A.Licensor will provide and deliver Software, Software Support Services and Solution Services upon execution of applicable Work Authorizations in accordance with Sections 4.A and 11.B.8 of the Master Contract and Attachment B and C of the Agreement. Within five (5) days following execution of the applicable Work Authorization for Software by both Parties, Licensor will deliver a Software activation password key and Software download instructions to the Licensee for the initial Software procured hereunder and at such time as additional Software may be licensed pursuant to this Agreement. Upon receipt of any password key and instructions, Licensee may electronically download the Software at its sole convenience or in accordance with a mutually agreed upon schedule. Except as provided in a Work Authorization, Licensee, at its own expense, will be responsible for installing the Software, including any Updates to which the Licensee is

226841/00600/DOCS/3613413.1

entitled. With respect to Firmware embedded in delivered Equipment, Licensor will deliver Firmware Updates by electronic delivery.

B.If Licensor is providing Services to Licensee on a Software product and subsequently renames or reissues a Software product under this Agreement that has the same or similar features and functionality of the original Software product as reasonably determined by Licensor (“Replacement Software”), Licensor agrees to make available a useable copy of the Replacement Software to Licensee within *** of the date it is first made available to any of its current or prospective customers, and Licensee shall automatically be granted a license for such Replacement Software at no additional cost, fee or royalty nor increase in maintenance fee; provided that Licensee agrees to surrender rights to the original Software product, and has paid all applicable Services fees through the date of cessation of the original Software product. Licensee's right to use the Replacement Product will be restricted to the features and functionality existing in the original Software product. Should Licensor continue to offer the originally licensed Software and the Replacement Software during a transitional period, Licensee, at its sole discretion, may elect to use either or both of the Software products during such transitional period not to exceed *** as long as applicable fees are paid.

Further, should Licensor, after the Effective Date of this Agreement, elect to bundle or unbundle any Software licensed under this Agreement or any Software to which Licensee has any future right to license, Licensor hereby grants to Licensee the following: (a) the right to continue use of the originally licensed Software and the option to license additional Software and obtain maintenance as originally agreed, and/or (b) the right to license any such bundled or unbundled Software at license fees and maintenance fees as agreed to for the Software prior to bundling or unbundling.

7.Maintenance and Support.

Upon payment of applicable fees as set forth in Exhibit E to the Master Contract, Licensee shall be entitled to Software Support Services as described in Attachment B to this Agreement. If at any time, Licensee fails to pay the fees for Software Support Services but later wishes to re-enroll in such Services, Licensee may re-enroll only upon payment of the annual Software Support Services fee for the coming year and for all Software Support Services fees that would have been paid by Licensee had it not discontinued such Services.

8.Warranties.

A.Limited Software Warranty.

i.Licensor warrants that, for *** following the delivery of the Software, (a) the Software will materially operate, confoRM with, and perform as described in its Documentation and other criterions specified in this Agreement and (b) the Software shall be free from defects in materials and workmanship.

ii.The foregoing warranties shall not apply to non-conformities in the Software due to one or more of the following causes: (a) modifications not made or approved by Licensor; (b) Licensee's or any third party's negligence or intentional acts; (c) misuse or abuse, including the failure to use or install the Software in accordance with the Documentation; (d) incorrect data, or data entry or output, as applicable, by Licensee or a third party; (e) third party software, hardware or firmware not provided or authorized by Licensor in writing; or (f) Force Majeure.

iii.The Software contains no Viruses, authorization strings, time limiting codes, hardware key locks or any other limiting codes that will intentionally prevent the Software or Services from being fully functional at all times.

326841/00600/DOCS/3613413.1

B.Licensor further warrants, as of the Effective Date, as follows: (i) Licensor is not insolvent, is not undergoing a liquidation, nor has a receiver or trustee been appointed for the benefit of its creditors, whether voluntary or otherwise; (ii) Licensor is not in the process of seeking protection under the United States Bankruptcy Code or any similar statute and is not unable to pay its debts as and when they come due; (iii) Licensor is duly authorized, validly existing and in good standing under the laws of the jurisdiction in which it has been organized and has full right, power, and authority to enter into the Master Contract, to carry out its obligations under the Master Contract, and to grant the rights granted to Licensee under the Master Contract; (iv) execution and performance by Licensee of its rights and obligations under this Agreement does not violate any separate agreements between Licensor and any person or entity, including, without limitation, any rights or obligations of Licensor, or applicable laws or regulations; (v) Licensor has not made, and shall not make, any representations or warranties to any third-party nor taken any actions inconsistent with the terms of this Agreement or that will prevent Licensee from realizing the benefits of the Agreement; (vi) to the best of its knowledge, and as of the Effective Date of this Master Contract, there are no actual actions, suits, or proceedings, or other impediments, actual or threatened against Licensor that would undermine, prevent or impair Licensor from fulfilling its obligations or assigning the rights to Licensee as provided under this Agreement; (vii) it has, the necessary knowledge, skills, experience, qualifications, rights and resources to provide and perform the Services in accordance with the Agreement; (viii) it will perform the Services in a diligent, professional and workmanlike manner, using an appropriate number of properly trained and qualified individuals, and, at a minimum, in accordance with Prudent Industry Practices applicable to the performance of such Services, (ix) it shall comply with, and shall cause all Services, Software, and Documentation to comply with, all applicable laws and regulations; and (x) unless otherwise specified in a Work Authorization, all parts, material and Equipment delivered to Licensee as a result of the Services shall be new, except as set forth in Section 15 of the Master Contract.

C.In the event of any breach of the warranties set forth in Section 8.A.i above, Licensor shall, at its sole expense and at Licensor's option, repair or replace the Software so that it conforms to the applicable warranty, which shall be Licensee's exclusive remedy, and Licensor's entire liability for such breach of warranty.

D.EXCEPT FOR THE LIMITED WARRANTIES PROVIDED ABOVE AND IN THE PREAMBLE AND SECTION 23.A OF THE MASTER CONTRACT, LICENSOR MAKES NO WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE RELATING TO THE SOFTWARE OR SERVES. LICENSOR SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ***. LICENSOR DOES NOT WARRANT OR REPRESENT THAT THE SOFTWARE WILL BE FREE FROM BUGS OR THAT ITS USE WILL BE UNINTERRUPTED OR ERROR-FREE. LICENSOR ASSUMES NO LIABILITY OR RESPONSIBILITY FOR ANY INTERRUPTION OR CESSATION OF TRANSMISSION TO OR FROM ITS DATA CENTERS VIA WAN, CELLULAR OR OTHER PUBLIC COMMUNICATIONS OR BROADBAND SYSTEMS.

9.Future Orders. If Licensee desires to obtain the same or any other Software or Services contemplated in this Master Agreement, Licensee may request such by submitting a Work Authorization to be signed by authorized representatives of both Parties. Licensor shall provide the Software or Services contemplated in this Agreement at prices set forth in Exhibit E of the Master Contract.

10.General.

A.Escrow. Licensor has deposited a copy of the current version of the source code of the Software and relevant Documentation and Manufacturing Know-How with an escrow agent under the Escrow Agreement attached hereto in Schedule 1 to Attachment D. The terms of Attachment D shall apply in connection with such Escrow. If the Manufacturing Know-How and Documentation is released from

426841/00600/DOCS/3613413.1

escrow under the terms of Attachment D, such release will not relieve Licensor of liability to Licensee for any breach or non-performance of Licensor's obligations under this Exhibit B and the Master Contract.

B.Audit. Promptly, upon Licensor's written request, ***, Licensee shall furnish Licensor with a letter signed by an officer of Licensee, verifying that the Software is being used pursuant to the provisions of this Agreement, and confirming the number, identification, type and location of Managed Devices being managed by Licensee using the Software. Licensee may use the reporting feature of the Software for this purpose; provided, however, if Licensor is not providing Solution Services, Licensee shall provide such data on a monthly basis. Upon at least ***, Licensor shall have the right, at its sole cost and expense, to have a globally recognized independent auditor, during normal business hours at a mutually agreeable location, and not more frequently than annually, conduct an audit of the appropriate records of Licensee to verify the number of Managed Devices being managed by Licensee using the Software and otherwise to confirm Licensee's compliance with license restrictions and fee obligations of this Agreement. All fees found to be owed by Licensee under this Section 10.B shall be payable within thirty (30) days after receipt of invoice from the Licensor. If the deficiency in fees during the audited period owed by Licensee is greater than five percent (5%) of the total fees payable, Licensee shall reimburse Licensor for the reasonable cost of the audit, in addition to the amounts owed for underpayment. Licensor's right to audit Licensee in accordance with this Section 10.B shall survive for one (1) year after the termination of the Services or this Agreement, whichever is later.

526841/00600/DOCS/3613413.1

ATTACHMENT A

[NOT USED.]

626841/00600/DOCS/3613413.1

ATTACHMENT B
SOFTWARE SUPPORT SERVICES

This Attachment B sets forth the Software Support Services obligations of Licensor. In the event that Licensee is under SaaS Services, Exhibit 1 of this Attachment B shall apply in addition to the terms set forth herein. In the event that Licensee is not purchasing SaaS Services but is purchasing Software Support Services, Exhibit 2 of this Attachment B shall apply in addition to the terms set forth herein. All other terms and conditions of the Agreement shall apply to such Software Support Services.

1.Software Support Services. In the event that Licensee has not purchased SaaS Services or Managed Services, Software Support Services are optional at the sole discretion of Owner and cancellation of Software Support Services will not in any way affect the grant of rights to the Licensed Software.

Licensor shall provide Software Support Services to ensure that (a) the Software remains in compliance with the Documentation and Specifications initially provided with respect to the Software and as updated from time to time, and (b) the Documentation and Specifications for the Software remain complete and accurate.

Licensor shall provide Software Support Services to ensure the functionality of the Software in accordance with its Documentation and Specifications.

2.Delivery of Resolutions. Licensor agrees to deliver a resolution to any Error in accordance with this Attachment B and its Exhibits 1 or 2, respectively. A resolution to any Error includes a work around or Software release in accordance with this Attachment B. A Software release may include a work around or Patch Release, if such work around or Patch Release can be deployed in an Owner computer system or network without adversely affecting service or operation, other than during a planned Maintenance Window as previously agreed to by Owner.

A work around may consist of instructions on how to avoid or mitigate an Error. 3. Failure to Meet Problem Response Time and Resolution Requirements.

(a)With respect to a *** or a ***, if Licensor does not respond to such Incident or resolve such Error, respectively, in accordance with Exhibit 1 or 2, as applicable, Licensor shall, *** (if Owner is under ***) or the ***. For purposes of this Attachment B and Attachment C and as further described in Exhibit E to the Master Contract, the following definitions shall apply:

(i) in connection with any failure related to an Owner production environment, the “Solution Service Fee Basis” means, (x) if Licensee is under SaaS, the total aggregate fees that Licensee pays Licensor monthly for (A) SaaS for Owner's production environments and (B) hardware support fees, and, (y) if Licensee is under Managed Services, the total aggregate fees that Licensee pays Licensor monthly for (A) Managed Services for Owner's production environments, (B) Software maintenance purchased by Owner and (C) hardware support;

(ii) in connection with any failure related to an Owner non-production environment, the “Solution Service Fee Basis” means, (x) if Licensee is under SaaS, the fees that Licensee pays Licensor monthly for the effected non-production environment(s), and, (y) if Licensee is under Managed Services, the fees that Licensee pays Licensor monthly for (A) Managed Services for the effected non-production environment(s), and (B) Software maintenance purchased by Owner; and

(iii) “Software Support Fee Basis” means the total aggregate fees that Licensee pays Licensor monthly if Licensee is not under Solution Services but continues to purchase Software Support Services for (A) Software maintenance purchased by Owner and (B) hardware support.

726841/00600/DOCS/3613413.1

(b)With respect to a *** or a ***, if Licensor does not respond to such Incident or resolve such Error, respectively, in accordance with Exhibit 1 or 2, as applicable, Licensor shall, for each occurrence of failure provide Licensee with ***.

(c)With respect to a Priority 3 Level Incident or a Severity Level 3 Error, Licensor will respond according to Exhibit 1 or 2, as applicable, to resolve such Incidents or Errors.

(d)With respect to a Priority 4 Level Incident or a Severity Level 4 Error, Licensor will use reasonable efforts to investigate or resolve such Incidents or Errors.

(e)The total aggregate amount of *** that Owner may be entitled to in a single month pursuant to this Section 3 and Attachment C to the Software Agreement shall *** of the ***, as applicable, except for ***, in which case Owner's *** shall be *** pursuant to such sections. Notwithstanding the foregoing, if a single event gives rise to a *** as measured by more than one service level metric under this Section 3 or Attachment C, Owner will be entitled only to the highest applicable *** attributable to that event across all of those metrics. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 5 BELOW, THE *** OR BILLING READ SUCCESS RATE FAILURE REIMBURSMENTS SPECIFIED IN THIS EXHIBIT B AND ATTACHMENT C WILL BE ***, FOR CONTRACTOR'S FAILURE TO MEET THE SERVICE LEVEL COMMITMENTS SPECIFIED IN SECTION 3 OR ATTACHMENT C.

4.Status Reporting. Licensor shall:

Via the release notes made available to Licensee via web portal, Licensor shall provide to Licensee information listing known and fixed bugs, errors or defects in the Software release provided and any new applicable features.

Via the self service web portal, Licensee may access a Status Report on any Incidents logged for Licensee provided that Licensee identifies the particular Incident by the tracking number assigned to it by Licensor. For Incidents which have been resolved, the Status Report shall provide the closing resolution for the Incident, the expected date that a resolution will be released. For Incidents not yet resolved, the Status Report shall include an Incident resolution plan, and description of any such resolution. Each Incident logged for Licensee shall remain open until closure notification is received from Licensor and accepted by Licensee.

Contractor will measure and report on service levels in this Attachment B on a monthly basis, each calendar month. The report will list performance against each service level from the prior month and an estimate of any *** that may apply. The report will include daily performance metrics and summary totals for each service level for that calendar month. Following each such report, the Parties will review such performance. Upon mutual validation of *** due, such credits will be applied against the invoice for Contractor's charges for the second month following the month in which the credits were incurred.

5.Term and Termination. In the event that Licensee is under SaaS, Software Support Services are included at no additional fee for the term of the SaaS. In the event that Licensee is not under SaaS, Software Support Services can be purchased pursuant to the fees set forth in Exhibit E to the Master Contract for a term of one (1) year, which will be automatically renewed for additional consecutive one (1) year periods unless Licensee has notified Licensor of its intent not to renew at least ninety (90) days prior to the expiration of the then-current term.

At each annual renewal of Software Support Services, Licensee will have the right to adjust the number of licenses under Software Support Services.

In the event that Contractor fails to meet services levels pursuant to this Attachment B or Attachment C for three (3) consecutive months for which Contractor is obligated to pay the maximum amount of credits pursuant to Section 3(e), such failure shall constitute a material breach of Contractor's obligations under

826841/00600/DOCS/3613413.1

this Attachment B and Attachment C for which Owner may terminate this Agreement, in whole or in part, pursuant to Section 22.B of the Master Contract.

6.Fees. Fees for Software Support Services or Solution Services, as applicable, shall be set forth in Exhibit E to the Master Contract.

926841/00600/DOCS/3613413.1

Exhibit 1 — Software Support Terms for SaaS Services

1.SOFTWARE SUPPORT SERVICES. For the period during which Owner has paid the monthly fee for SaaS Services, Contractor will provide Owner with the following Services:

1.1Access to Owner Support Personnel. Contractor Owner support personnel will be available for contact, for the purposes described in this Exhibit, on Business Days during the hours listed below in Table 1 (“Owner Support Business Hours”). Except as required for Priority 1 Incidents pursuant to Table 2 below, contact during Owner Support Business Hours may be made by telephone or email using the contact information provided in Table 1, or via a website interface Contractor provides to its Owners.

Table 1 — Owner Sunnort Contact Information

Owner Location	Owner Support Business Hours	Email Support	Telephone Support
North America	6 a.m.-6 p.m. (Pacific)	support@silverspringnet.com	888.776.9876 (US)

At other hours, contacts by telephone will be supported through on-call services that will page Contractor personnel for Priority 1 incidents if such personnel are not directly available. Owner will centralize its interactions with Contractor's customer support staff by designating authorized CSR supervisors who will be responsible for relaying information between Contractor and other members of Owner's customer support staff.

Contractor's customer support personnel will respond as described in Sections 1.2 and 1.3 below. Unless otherwise mutually agreed on a case by case basis, Contractor's customer support personnel will be Owner's main point of contact regarding all problems, including those forwarded by customer support personnel to other groups within Contractor, pursuant to Section 1.3 below.

1.2. Incident Reports, Service Requests, and Support Inquiries. Contractor's customer support personnel will proactively alert Owner of Priority 1 incidents that Contractor discovers in the course of its monitoring and management responsibilities, as well as provide Tier 2 support, receiving and responding to: (a) reports of unplanned loss or degradation of service of the NAN, Backhaul, or UIQ System (“Incident Reports”); (b) requests for minor discretionary changes to Software, hardware or services (“Service Requests”), including but not limited to access-related requests such as new user setup or password resets); and (c) requests for technical support advice (“Support Inquiries”). As Tier 2 support, Contractor's customer support personnel will respond only to Incident Reports, Service Requests and Support Inquiries submitted by Owner's Authorized CSR Supervisors after such supervisors have attempted to resolve reports from Owner's other staff. Contractor will provide support within the timeframes and in the manner specified in Table 2 below, using reasonable efforts consistent with Table 2. Contractor will report to and follow-up with Owner regarding Incidents Contractor finds that materially affect Owner's implementation within the same timeframes and manner. Owner will cooperate with reasonable requests that Contractor makes as part of its efforts to respond to Incident Reports, Service Requests and Support Inquiries, including providing Licensor with sufficient information to allow reproduction of the Incident.

1.3. Classification of Incidents, Service Requests, and Support Inquiries. When Owner submits an Incident Report, Service Request or Support Inquiry, Owner will reasonably assess its urgency according to the appropriate priority levels defined in Table 2. Contractor will confirm the priority level and the Parties will resolve any disagreement regarding the priority as soon as is reasonably practical.

1026841/00600/DOCS/3613413.1

Table 2 —Priority Levels, Response and Resolution Process* Regarding Incident Reports, Service Requests and Support Inquiries**

Priority	Description	Response Time and Continuing Communication	Resolution Process*	Escalation
1	***	***	***	***
2	***	***	***	***
3	***	***	***	***
4	***	***	***	***

*Incidents are resolved according to the mutually agreed change management procedures defined in the applicable Work Authorization. Fulfillment of a Service quest will, if appropriate, also be in accordance with the change management procedures agreed to by the Parties.
*Although only Incidents are listed in Table 2, Service Requests and Support Inquiries will be prioritized in the same manner, based on the impact of the issue.

1.4. Error Management. As noted in Table 2 above, to the extent Contractor determines that the root cause (or suspected root cause) of a reported Incident is an Error, Contractor will open a report (“Error Report”) and further investigate it for resolution as set forth in Table 3 below, using reasonable efforts consistent with Table 3 to investigate and resolve Errors. Table 3 does not include Response Times, as response requirements are specified in Table 2, whether or not the Incident was known to be caused by an Error at the time of response. Target resolution timeframes in Table 3 do not include the time that elapsed before a problem was identified as an Error.

1.5 Classification of Errors. When Contractor identifies an Incident as an Error, Contractor will reasonably classify the Error in accordance with the Severity levels defined in Table 3. The Parties will resolve any disagreements about the Severity level as soon as is reasonably practical.

1126841/00600/DOCS/3613413.1

Table 3 — Software Error Management with Severity Levels, Response and Target Resolution Times

Priority	Technical (System) Error	Operational Error	Target Resolution Time and Continuing Communication preceding Resolution
1	***	***	***
2	***	***	***
3	***	***	***
4	***	***	***

1.6. Owner's Responsibilities. Owner acknowledges that if Owner desires to resolve the incident Owner is responsible for acting on and implementing the mutually agreed support solution(s) Contractor recommends or provides, including workarounds.

1.7. Availability of Updates. Contractor will provide Updates to Owner electronically for installation and implementation by Contractor, if and when released by Contractor.

1.8. Limits to Version Support. If Owner refuses Updates to the version of Software it is using, Contractor will provide Software Support Services for at Major Release for a period of the lesser of: (a) the remainder of the Solution Services Term, or (b) *** (commencing on the date that the Major Release is made available to Owner). Unless Owner refuses Updates (or there is any gap in Solution Services enrollment), Contractor will provide Software Support Services for as long as Owner enrolls in Solution Services. For clarity, when Owner signs the Agreement and takes its first delivery of Software, the then-current Major Release will be supported for *** from that initial Delivery Date. Subsequently, Major Releases will be supported for *** from their general availability date. Owner may purchase an additional *** of Major Release version support (“Extended Software Support”) for the fee specified in Exhibit E to the Master Contract. For the avoidance of doubt, this Section 1.8 shall not apply to version support of Firmware, which shall be governed by Section 1.9 below.

1.9. Limits to Firmware Version Support. If Owner refuses Updatesthe version of Firmware it is using, Contractor will provide Software Support Services for that Major Release or Minor Release for a period of the lesser of: (a) the remainder of the Solution Services Term, or (b) *** (commencing on the date that such Major Release or Minor Release is made available to Owner). Unless Owner refuses Updates (or there is any gap in Solution Services enrollment), Contractor will provide Software Support Services for as long as Owner enrolls in Solution Services. For clarity, when Owner signs the Agreement and takes its first delivery of Firmware, the then-current Major Release or Minor Release made available to Owner will be supported for *** from that initial Delivery Date. Subsequently, Major Releases or Minor Releases will be supported for *** from their general availability date. Owner may purchase an additional *** of Major Release or Minor Release version support (“Extended Software Support”) for the fee specified in the Exhibit E to the Master Contract; provided that, Contractor's sole obligation with respect to Extended Software Support will be to release Software for purposes of bug fixes and maintenance modifications. Contractor will provide Owner with a minimum *** advanced notice for each of (i) End of Standard Software Support, (ii) End of Extended Software Support, and (iii) End of Life for product.

1.10 ***. So long as Owner is under Software Support Services, Contractor agrees to provide Firmware that shall remain backwards compatible with the metrology on *** purchased by Owner from Contractor and deployed during the Deployment Period.

[END]

1226841/00600/DOCS/3613413.1

Exhibit 2 — Software Support Terms for non-SaaS Services

1.SOFTWARE SUPPORT SERVICES. For each one-year Software Support Term purchased by Owner for which applicable fees are paid, Contractor will provide Owner with the following services for Software operated by Owner:

1.1Access to Owner Support Personnel. Contractor customer support personnel will be available for contact, for the purposes described in this Exhibit, on Business Days during the hours listed below in Table 1 (“Customer Support Business Hours”). Except as required for Priority 1 Incidents pursuant to Table 2 below, contact during Customer Support Business Hours may be made by telephone or email using the contact information provided in Table 1, or via a website interface Contractor provides to its customers.

Table 1 — Customer Support Contact Information

Customer Location	Customer Support Business Hours	Email Support	Telephone Support
North America	6 a.m.-6 p.m. (Pacific)	sunpor@silverspringnet.com	888.776.9876 (US) 650.298.4298 (Canada)
Australia	6 a.m.-6 p.m. (Australian Eastern)	aus-support@silverspringnet.com	1.300.706.769

At other hours, contact by telephone will be supported through on-call services that will page Contractor personnel for Priority 1 incidents if such personnel are not directly available. Owner will centralize its interactions with Contractor's customer support staff by assigning no more than two (2) persons who are authorized to contact Contractor for such support (“Authorized CSR Supervisors”); Authorized CSR Supervisors will be responsible for relaying information between Contractor and other members of Owner's customer support staff.

Contractor's customer support personnel will respond as described in Sections 1.2 and 1.3 below. Unless otherwise mutually agreed on a case by case basis, Contractor's customer support personnel will be Owner's main point of contact regarding all problems, including those forwarded by customer support personnel to other groups within Contractor.

1.2. Incident Reports and Support Inquiries. Contractor's customer support personnel will provide Tier 2 support, receiving and responding to: (a) reports of unplanned loss or degradation of service of the NAN, Backhaul, or UIQ System (“Incident Reports”); and (b) non-repetitive requests for technical support advice (“Support Inquiries”). As Tier 2 support, Contractor customer personnel will respond only to Incident Reports and Support Inquiries submitted by Owner's Authorized CSR Supervisors after such supervisors have attempted to resolve reports from Owner's other staff. Contractor will provide support within the timeframes and in the manner specified in Table 2 below, using reasonable efforts consistent with Table 2. Contractor will report to and follow-up with Owner regarding Incidents Contractor finds that materially affect Owner's implementation within the same timeframes and manner. Owner will cooperate with reasonable requests that Contractor makes as part of its efforts to respond to Incident Reports and Support Inquiries, including providing Licensor with sufficient information to allow reproduction of the Incident. Owner acknowledges that while Contractor will provide support under this Exhibit D, Owner is solely responsible for remediating the root cause unless such root cause is determined to be an Error, pursuant to Section 1.4 below. If the root cause of an Incident is not an Error (including but not limited to an incorrect configuration setting made by Owner), Contractor will support Owner at Owner's option at an additional fee.

1.3. Classification of Incidents and Support Inquiries. When Owner submits an Incident Report or Support Inquiry, Owner will reasonably assess its urgency according to the appropriate priority levels defined in Table 2. Contractor will confirm the priority level and the Parties will resolve any disagreement as soon as is reasonably practical.

1326841/00600/DOCS/3613413.1

Table 2-Priority Levels, Response and Resolution Process Regarding Incident Reports and Support Inquiries*

Priority	Description	Response Time and Continuing Communication	Resolution Process	Escalation
1	***	***	***	***
2	***	***	***	***
3	***	***	***	***
4	***	***	***	***

*Although only Incidents are listed in Table 2, Support Inquiries will be prioritized in the same manner, based on the impact of the issue.

1.4. Error Management. As noted in Table 2 above, to the extent Contractor determines that the root cause (or suspected root cause) of a reported Incident is an Error, Contractor will open a report (“Error Report”) and further investigate it for resolution as set forth in Table 3 below, using reasonable efforts consistent with Table 3 to investigate and resolve Errors. Table 3 does not include Response Times, as response requirements are specified in Table 2, whether or not the Incident was known to be caused by an Error at the time of response. Resolution timeframes in Table 3 do not include the time that elapsed before a problem was identified as an Error.

1.5 Classification of Errors. When Contractor identifies an Incident as an Error, Contractor will reasonably classify the Error in accordance with the Severity levels defined in Table 3. The Parties will resolve any disagreements about the Severity level as soon as is reasonably practical.

Table 3 — Software Error Management with Severity Levels, Response and Target Resolution Times

Priority	Technical (System Error)	Operational Error	Target Resolution Time and Continuing Communication preceding Resolution
1	***	***	***
2	***	***	***
3	***	***	***
4	***	***	***

1.6. Owner's Responsibilities. Owner acknowledges that Owner is responsible for acting on and implementing the support solutions Contractor recommends or provides, including workarounds.

1.7. Remote Support. Owner will provide Contractor, at Owner's cost, with remote access to the UIQ System, and, through it, to the WAN Backhaul and NAN, via a secure VPN connection to facilitate Contractor's ability to troubleshoot and support Owner to the extent required to diagnose or address Errors. Any delay in providing such access, or any failure of such access due to acts or omissions of Owner, will affect the time required for resolution.

1.8 Device History. As mutually agreed, Owner shall provide Contractor a monthly report of device history for all Equipment to distinguish potential Software Support Incidents from hardware issues.

1.9 Availability of Updates. Contractor will provide Updates to Owner electronically for installation and implementation by Owner if and when released by Contractor. Installation by Contractor will be at an additional cost.

1.10. Limits to Version Support. If Owner refuses Updates to the version of Software it is using, Contractor will provide Software Support Services for that Major Release for a period of the lesser of: (a) the remainder of the Solution Services Term, or (b) *** (commencing on the date that the Major Release is made

1426841/00600/DOCS/3613413.1

available to Owner). Unless Owner refuses Updates (or there is any gap in Solution Services enrollment), Contractor will provide Software Support Services for as long as Owner enrolls in Solution Services. For clarity, when Owner signs the Agreement and takes its first delivery of Software, the then-current Major Release will be supported for *** from that initial Delivery Date. Subsequently, Major Releases will be supported for *** from their general availability date. Owner may purchase an additional *** of Major Release version support (“Extended Software Support”) for the fee specified in Exhibit E to the Master Contract.

1.11 Limits to Firmware Version Support. If Owner refuses Updates to the version of Firmware it is using, Contractor will provide Software Support Services for that Major Release or Minor Release for a period of the lesser of: (a) the remainder of the Solution Services Term, or (b) *** (commencing on the date that such Major Release or Minor Release is made available to Owner). Unless Owner refuses Updates (or there is any gap in Solution Services enrollment), Contractor will provide Software Support Services for as long as Owner enrolls in Solution Services. For clarity, when Owner signs the Agreement and takes its first delivery of Firmware, the then-current Major Release or Minor Release made available to Owner will be supported for *** from that initial Delivery Date. Subsequently, Major Releases or Minor Releases will be supported for *** from their general availability date. Owner may purchase an additional *** of Major Release or Minor Release version support (“Extended Software Support”) for the fee specified in the Exhibit E to the Master Contract; provided that, Contractor's sole obligation with respect to Extended Software Support will be to release Software for purposes of bug fixes and maintenance modifications. Contractor will provide Owner with a minimum of *** advanced notice for each of (i) End of Standard Software Support, (ii) End of Extended Software Support, and (iii) End of Life for product.

1.12 Meter Firmware. So long as Owner is under Software Support Services, Contractor agrees to provide MC Firmware that shall remain backwards compatible with the metrology on Integrated Meters purchaser by Owner from Contractor and deployed during the Deployment Period.

[END]

1526841/00600/DOCS/3613413.1

Attachment C

Business Service Level Monitoring and Management

A.Service Level Targets. Subject to the procedures described in Exhibit 1 to this Attachment C, Contractor will provide *** to Owner if Contractor fails to meet the service levels specified in Exhibit 1. In accordance with Section 3(e) of Attachment B, *** shall not ***, except for *** identified in ***, in which case *** shall be the *** pursuant to such sections. -Notwithstanding the foregoing, if a single event gives rise to a *** as measured by more than one service level metric under in Attachment B or this Attachment C, Owner will be entitled only to the highest applicable *** attributable to that event across all of those metrics. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 5 OF ATTACHMENT B, THE *** OR BILLING READ SUCCESS RATE FAILURE REIMBURSMENTS SPECIFIED IN ATTACHMENT B AND THIS ATTACHMENT C WILL BE OWNER'S SOLE AND EXCLUSIVE REMEDY, AND CONTRACTOR'S SOLE LIABILITY, FOR CONTRACTORS FAILURE TO MEET THE SERVICE LEVEL COMMITMENTS SPECIFIED IN ATTACHMENT B AND THIS ATTACHMENT C.

B.Reporting. Contractor will measure and report service levels on a monthly basis, each calendar month, starting with the Service Level Triggers defined in Exhibit 1 below. The report will list performance against each service level from the prior month and an estimate of any *** that may apply. The report will include daily performance metrics and summary totals for each Service Level Agreement for the calendar month. Following each such report, the Parties will review such performance. Upon mutual validation of *** due, such credits will be applied against the invoice for Contractor's charges for the second month following the month in which the credits were incurred.

C.Exclusions.

1.Maintenance Windows and System Changes. *** will not apply during (i) any Maintenance Window, as previously agreed by Owner or as otherwise mutually agreed as set forth in the change management procedures defined in the applicable Work Authorization, that is used and is the source of the performance failure causing the ***, or (ii) the installation of Firmware for the Communication Module and for seventy-two (72) hours thereafter as the NAN returns to normal operating ranges.

2.Failures. Contractor will not be liable for failure to meet applicable service levels to the extent any such failure is attributable to any one or more of the following causes:

a.*** (other than Contractor's contractors, subcontractors or suppliers), including security incidents caused by such act or omission provided that Contractor has performed its responsibilities under this Agreement;

b.Owner's delay in performance of tasks designated as its responsibility in the Contract, this Agreement, or other relevant Work Authorizations, including without limitation a delay in removal and replacement of Equipment pursuant to Section 4.3.2.2 in the SOW. Contractor must provide the required incident report noting date\time of the incident to Owner identifying Owner problem affecting Contractor performance for exclusions to be considered;

c.Any issue related to (i) Integrated Meters that have not been Optimized to reach the NAN, (ii) unexpected RF interference from another RF transmitter or system, (iii) failures of the WAN backhaul, or (iv) failures in external Internet, VPN configurations not managed by Contractor, or leased line connectivity;

d. Any and all failures of third party hardware and/or software not provided as a product or service by the Contractor;

CO #amdt. Approval Routing1

e.A Force Majeure event affecting multiple data centers, with the exclusion terminating upon resumption of service at either data center;

f.A Force Majeure event that disables a single data center and the Parties have agreed to not initiate the disaster recovery procedure, with the exclusion terminating upon resumption of service;

g.During a non-Force Majeure event that disables the Production data center for which the Parties have agreed to not initiate the disaster recovery procedure, the total amount of time exceeding one (1) day that the UIQ System is down until resumption of service;

h.Following any resumption of service pursuant to extended outage of the UIQ System exceeding 24 hours for any reason, a mutually agreed period of no less than twenty-four (24) hours after the resumption of service (both to allow the system to return to normal operating ranges and to collect any data stored on Integrated Meters in the field); and

i.Any other cause to which the Parties mutually agree in writing.

D.Inconclusive Analyses. With respect to any priority 1 level Incident and severity 1 level Error described in Attachment B and service level failures set forth in this Attachment C for which Contractor is required to pay maximum *** as described in the applicable tables below, Contractor will conduct root cause analyses of such service level failures to the extent that such analyses can be conducted remotely and does not require a field visit. Within five (5) Business Days of the occurrence of the applicable service level failure, Contractor will provide a preliminary root cause analysis, and within thirty (30) Days of the occurrence of such failure, Contractor will provide a final root cause analysis. If Contractor's analysis is inconclusive or if the Parties agree that circumstances outside Contractor's control caused the service level failure (e.g., known or expected unreachable meter patterns in a given area), Contractor and Owner shall meet to determine if Owner is due a ***. The Parties shall exercise the dispute resolution procedures in Section 40 of the Master Contract in the event that they are unable to determine whether *** are due as set forth above.

E.Change in Service. Upon prior written notice to Owner, and provided that the basic functionality, cost and quality of the services provided by Contractor under the Contract or respective Work Authorization will not diminish, Contractor has the right to change or modify the manner in which Contractor offers or delivers such services.

AMl_SSN_CO #S41 WA#l 20130812226841/00600/DOCS/3613413.1

Exhibit 1
Service Levels and ***

1.Service Level Triggers. The application of each service level listed below, and the associated ***, will commence with respect to Provisioned Integrated Meters, upon Sector Acceptance for such Provisioned Integrated Meters in accordance with Section 39.A of the Master Contract for the production environment (“Service Level Trigger”). As each additional Sector is Accepted, Contractor will identify the Provisioned Integrated Meters in that Sector, and such Provisioned Integrated Meters will be added to the set of Provisioned Integrated Meters that are subject to the service levels set forth below. The application of Service Levels for non-production environments will commence upon acceptance of each respective environment. The application of *** for non-production environments will commence on July 1, 2012 for any failures which occur after on that date.

2.[intentionally deleted.]

3.Service Level Agreement 1: Billing Read Success Rate.
Notwithstanding Section 1 above, the Parties acknowledge that the applicability of the service level in this Section 3, and the associated ***, shall only apply upon Owner acceptance of the Integrated Demand Reset Feature, and field validation of such functionality, at which time the Parties will mutually agree to the appropriate start date and applicable Sectors for this service level agreement.

3.1 Definitions

(a) “Billing Read Cycle” means, with respect to a Billing Group, execution (start to finish) of billing transactions including Integrated Demand Reset, meter read (Read as of Last Demand Reset), and export of data. A Billing Read Cycle for a Billing Group will begin at midnight of the designated date for that Billing Group and end within 72 hours, or immediately prior to 0000 hours the 4th day.

(b) “Billing Read Success Rate” is measured as the percentage of Provisioned Integrated Meters in a Billing Group that are read during the applicable Billing Read Cycle.

(c) “Monthly Billing Read Success Rate” will be calculated each calendar month by dividing (i) the total number of successfully read Provisioned Integrated Meters for all Billing Read Cycles in the month by (ii) the total number of Provisioned Integrated Meters scheduled to be read in all Billing Read Cycles in the month. This calculation will be applied in each Service Territory.\

(d) “Billing Group” means a group of Provisioned Integrated Meters with the same Billing Read Cycle start date.

(e) “Minimum Monthly Billing Read Success Rate” means that the Monthly Billing Read Success Rate is greater than or equal to 98.5%.

3.2After Owner acceptance of the Integrated Demand Reset Feature, field validation of such functionality, and mutual agreement of initiating the Service Level agreement in applicable Sector in each Service Territory, *** will be issued according to Table 3.2.

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Table 3.2 — *** to achieve Monthly Billing Read Success Rate for a Service Territory

**
Monthly Billing Read Success Rate Range	*** (% of monthly applicable Solution Service Fee Basis)
***	***
***	***
***	***
***	***
***	***
***	***

3.3If Contractor fails to meet the Monthly Billing Read Success *** consecutive months, and such failure is caused by Contractor, upon request by Owner, and in addition to monthly ***, Contractor shall pay Owner all direct and actual costs incurred including but not limited to meter estimation, customer management, and manual meter reads during the period of excessive automated meter reading failures, up to *** for each Provisioned Integrated Meter not read, for up to ***. Owner's remedy, and Contractor's liability, set forth in this Section 3.3 shall expire on December 31, 2014.

4.Service Level Agreement 2: Integrated Meters. For newly available data on the Communication Module, the UIQ System will gather and process Anchor Reads and Interval Reads from Provisioned Integrated Meters and deliver, via the “export” mechanism of the UIQ System, *** of Anchor Reads captured at midnight and of Interval Reads captured each day, by 14:00 local time the next day.

4.1*** to Deliver Meter Read Data. If Contractor fails to meet Provisioned Integrated Meter read data service levels described in this Section 4, the *** specified in Table 4.1 will apply.

Table 4.1 — *** for Failure to Deliver Meter Read Data at the Specified Service Levels Number of Daily Failures in the Applicable Calendar Month *** (% of monthly recurring Solution Service Fee Basis)

*
Number of Days failed to deliver *** Meter Read Data	***
***	***
***	***
***	***
***	***
***	***

5.Service Level Agreement 3: Availability Service Level. The Service Level Trigger for the Service Level related to UIQ Availability is the confirmation that Owner can access and log into the UIQ Environments listed in Table 5.0.

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Table 5.0 — UIQ Environments

Environment Type	Environment
***	***
***	***

5.1.Availability. The UIQ Environments will be available to and accessible by Owner and functioning normally *** of the time via (a) a web browser client and (b) web services interface. A determination of availability will be based on 24x7 accessibility (less time for Preventive Maintenance). This metric will be measured by simulating a login to the UIQ application with valid usernamc/password, looking for a timestamp on the homepage and validating it against the current time. This measures the availability of the hosted environment by exercising all three tiers of the Environment (i.e., “UI”, “Middle Tier”, and “Database”). Owner will not be entitled to *** for failure to meet the foregoing target to the extent this measurement is affected by Owner's VPN connection. Owner will be entitled to *** for Contractor's failure to meet the foregoing target, according to Table 5.1 and Table 5.2.

Table 5.1 — *** for Failure to Meet the UIQ Availability Service Level (Production Environments Only)

**
***	***
***	***
***	***
***	***
***	***
***	***

Table 5.2 — *** for Failure to Meet the UIQ Availability Service Level (Non-Production Environments Only) — Effective on July 1, 2012

***	***
***	***
***	***
***	***
***	***
***	***

AMl_SSN_CO #S41 WA#l 20130812526841/00600/DOCS/3613413.1

ATTACHMENT D
SOURCE CODE ESCROW

(1)Escrow Deposit. Licensor has deposited a copy of the current version of the Source Code to the Software and relevant Documentation and Manufacturing Know How with Escrow Agent under the Escrow Agreement attached as Schedule 1 to this Attachment D. Licensor will update the escrow with the Source Code and relevant Documentation for Major Releases and Updates and Manufacturing Know-How as soon as reasonably possible after they are made generally available.

(2)Release Conditions. Provided that Licensee is not in material breach of this Agreement and has paid all applicable fees, Licensee shall have the right to obtain from the Escrow Agent one copy of the escrowed Source Code, Manufacturing Know-How, and Documentation for the Software licensed by Licensee, under the following conditions upon Licensee's request:

(a) A receiver, trustee, or similar officer is appointed for the business or property of Licensor;

(b) Any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within sixty (60) days; or

(c) Licensee determines in good faith that Licensor has failed to or is unable to provide Software Support Services for the Software as required under this Agreement for a period of at least sixty (60) days, Licensee gives written notice of such determination to Licensor, and Licensor fails to maintain the Software as required under this Agreement within fourteen (14) days following receipt of such notice; or

(d) Licensee terminates the Contract or the License Agreement due to a material breach thereof by Licensor.

(e) Licensor is unable to pay its material debts as they come due in the ordinary course of business for a period of sixty (60) Days and such failure to pay such debts materially impairs Licensor's performance under the Master Contract, has made a general assignment for the benefit of creditors or has otherwise ceased to conduct business in the normal course; and

(f) Interruption in the supply of any Product for more than 60 Days due to a Force Majeure Event (as provided in Section 51.B).

(3)Treatment of Source Code upon Release from Escrow.

(a) Modification. If Licensee becomes entitled to a release of the Source Code from escrow, Licensee may thereafter correct, modify, update and enhance the Software for the sole purpose of providing itself the Software Support Services to which it was entitled under this Agreement (the “Purpose”), subject to the restrictions of the Software license granted to Licensee under this Agreement. Licensor shall own all Derivative Works created by or for Licensee under this provision. Such Derivative Works shall be licensed exclusively to Licensee under the terms of this Agreement at no additional charge. For avoidance of doubt, under this Section 3(a), Licensee shall not have the right to develop new Instances of the Software for any purpose without the payment of additional license fees to Licensor. Licensee hereby assigns to Licensor all copyrights in such Derivative Works. Licensee shall execute such documents and take such steps as Licensor reasonably requests to perfect Licensor's ownership of the Intellectual Property Rights in such Derivative Works, and ensure that no persons will develop Derivative Works without first assigning to Licensee the copyright, and waiving their moral rights, in such Derivative Works.

(b) Confidentiality. Licensee shall keep the Source Code confidential, shall store it only at the Licensee facility, and shall use it solely for the purpose specified in this Agreement. Licensee shall restrict access to the Source Code to those employees and independent contractors of Licensee who have agreed in writing to be bound by confidentiality and use obligations consistent with those specified this Agreement, and who have a need to access the Source Code on behalf of Licensee to carry out their duties for the Purpose.

AMl_SSN_CO #S41 WA#l 20130812626841/00600/DOCS/3613413.1

Promptly upon Licensor's request, Licensee shall provide Licensor with the names and contact information of all individuals who have accessed the Source Code, and shall take all reasonable actions required to recover any Source Code in the event of loss or misappropriation, or to otherwise prevent their unauthorized disclosure or use.

(c) Treatment in Bankruptcy. The Source Code and Manufacturing Know-How Escrow provisions in this Agreement shall be deemed to be a “supplementary agreement” as contemplated in Section 365(n)(1)(B) of the Bankruptcy Code, 11 U.S.C. (the “Code”). In any bankruptcy action by Licensor, failure by Licensee to assert its rights to “retain its benefits” to the intellectual property encompassed by the Software, pursuant to Section 365(n)(1)(B) of the Code, under an executory contract rejected by the trustee in bankruptcy, shall not be construed by the courts as a termination of the contract by Licensee under Section 365(n)(1)(A) of the Code.

(4)Release of Manufacturing Know-How.

(a) Access. Upon release of the Manufacturing Know-How from escrow, Licensee may, directly or through its contractors and suppliers:

(i)Use the Manufacturing Know-How (including applicable Licensor Intellectual Property Rights related thereto) to manufacture or have manufactured Equipment solely for use by Licensee in its service territory, and not for resale, and to maintain and support Products and to improve, enhance and create Derivative Works of the various components of the Equipment. Licensor shall own all such Derivative Works created by or for Licensee. Such Derivative Works shall be licensed exclusively to Licensee under the terms of this Agreement and the Master Contract, as applicable. Licensee shall execute such documents and take such steps as Licensor reasonably requests to perfect Licensor's ownership of the Intellectual Property Rights in such Derivative Works.

(ii)Enter into agreements with Licensor's suppliers and contract manufacturers for the continuing supply of system components to Licensee. In addition, Licensee may share access to the Manufacturing Know-How with other customers of Licensor who otherwise have access to Licensor's Manufacturing Know-How.

(b) Assistance. If Licensee elects to have the Manufacturing Know-How released from escrow pursuant to Section 2 of Attachment D (“Release Conditions”), Licensor shall provide reasonable and prompt cooperation to assist Licensee in establishing a supply source of Equipment using the Manufacturing Know-How.

(c) Manufacturing Fee. If the Manufacturing Know-How is released to Licensee, Licensee will pay Licensor a manufacturing fee for any unit of Equipment manufactured by or on behalf of Licensee, using the Manufacturing Know How at the following per-unit rates:

Equipment	Per Unit Price
***	***
***	***
***	***
***	***
***	***

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The foregoing manufacturing fees shall not be payable for Equipment that Licensee purchases directly from Licensor's licensed original equipment manufacturers who are paying manufacturing fees to Licensor (e.g., for Integrated Meters purchased from Integrated Meter Providers). Licensee's obligation to pay the manufacturing fee to Licensor shall survive and continue despite any expiration or termination of this Agreement.

(d) Reporting and Payment. No later than ten (10) days after the last day of each month, Licensee shall provide Licensor with a monthly report identifying the number of units and type of Equipment manufactured during the prior month. Licensee shall pay the manufacturing fees owed to Licensor within thirty (30) days following the end of each month.

AMl_SSN_CO #S41 WA#l 20130812826841/00600/DOCS/3613413.1

Schedule 1 to Attachment D- Source Code Escrow
Escrow Agreement

[to be attached. ]

AMl_SSN_CO #S41 WA#l 20130812926841/00600/DOCS/3613413.1

Multi Licensee Deposit Account
Software and Manufacturing Know How Escrow
Agreement
(Premium Solution)

DateApril 4, 2007

LicensorSilver Spring Networks, Inc.

Agreement Number38105 and 41932

Notice: The parties to this Agreement are obliged to inform NCC Group of any changes to the Software or in their circumstances (including change of name, principal office, contact details or change of owner of the intellectual property in the Software).

AMl_SSN_CO #S41 WA#l 201308121026841/00600/DOCS/3613413.1

NCC Group 1984-2006USML Dep Ag Prem

Escrow Agreement Dated:

Between:

(1)Silver Spring Networks, Inc. whose principal office is at [Licensoraddress] (“Licensor”); and

(2)NCC Group, Inc, a corporation organized and existing under the laws of Virginia with its principal office of 1731 Technology Drive, Suite 880, Son Jose, California 95110, USA (“NCC Group”).

Background:

(A)Licensee has been granted a license to use the Software which comprises computer programs.

(B)Certain technical information and/or documentation relating to the Software is the confidential information and intellectual property of Licensor or a third party.

(C)Licensor acknowledges that in certain circumstances, such information and/or documentation would be required by Licensee in order for it to continue to exercise its rights under its License Agreement with the Licensor.

(D)The parties therefore agree that such information and/or documentation should be placed with a trusted third party, NCC Group, so that such information and/or documentation can be released to Licensee should certain circumstances arise.

Agreement:

In consideration of the mutual undertakings and obligations contained in this Agreement, the parties agree that:

1Definitions and Interpretation

1.1In this Agreement the following terms shall have the following meanings:

“Agreement” means the terms and conditions of this multi licensee deposit account software escrow agreement set out below, including the Schedules and Appendices hereto.

“Confidential Information” means all technical and/or commercial information not in the public domain and which is designated in writing as confidential by any party.

“Deposit Account” means an account set up on the execution of a Deposit Account Agreement under which specific Escrow Material is deposited by the Licensor with NCC Group.

“Deposit Account Agreement” means an agreement in the form attached as Appendix 1, for the setting up of a Deposit Account.

“Deposit Form” means the form at Schedule 1 which is to be completed by Licensor and delivered to NCC Group with each deposit of the Escrow Material.

“Escrow Material” means the Source Code of the Software and such other material and documentation (including updates and upgrades thereto and new versions thereof) as are necessary to be delivered or deposited to comply with Clause 3 of this Agreement.

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“Full Verification” means the tests and processes farming NCC Group's Full Verification service and/or such other tests and processes as may be agreed between the parties for the verification of the Escrow Material.

“Integrity Testing” means those tests and processes tanning NCC Group's Integrity Testing service, in so far as they can be applied to the Escrow Material.

“Intellectual Property Bights” mean any copyright, patents, design patents, registered designs, design rights, utility models, trademarks, service merits, trade secrets, know how. database rights, moral rights, confidential Information, trade or business names, domain names, and any other rights of a similar nature including industrial and proprietary rights and other similar protected rights in any country or jurisdiction together with alt registrations, applications to register and rights to apply for registration of any of the aforementioned rights and any licenses of or in respect of such rights.

“License Agreement” means the agreement under which a Licensee was granted a license to use the Software.

“Licensee” means any person, firm, company or other entity:

1.1.1to whom a license to use the Software has been granted: and

1.1.2whom Licensor has approved for registration under a Deposit Account Agreement; and

1.1.3who has agreed to be bound by the terms and conditions of a Deposit Account Agreement by executing a completed Registration Agreement, forwarding the same to NCC Group and the receipt and registration of which has been acknowledged by NCC Group in writing to Licensor and Licensee.

and references in this Agreement to Licensee shall be to the relevant Licensee or Licensees given the context in which such reference is mode. •

“Letter of intent” means the form completed by Licensor or Licensee containing the information to enable NCC Group to set up this Agreement, a Deposit Account Agreement or a Registration Agreement.

“Registration Agreement” means on agreement In the form set out in Appendix 2 to be signed by Licensor; NCC Group and any company wishing to be a party to a Deposit Account Agreement or Deposit Account Agreements. as a Licensee and. accordingly, to take the benefit of and be bound by the terms and conditions of the Agreement including payment obligations as may be defined in the Registration Agreement.

“Release Purposes” means the sole and limited purposes of understanding, maintaining, modifying and correcting the Software exclusively for and on behalf of Licensee together with such other purposes (If any) as ore explicitly permitted under the License Agreement.

“Software” means the software together with any updates and upgrades thereto and new versions thereof licensed to Licensee under the License Agreement details of which are set out in Schedule 1 of a Deposit Account Agreement. Software may be accompanied by technical specifications relating to hardware and firmware.

“Source Code” means the computer programming code of the Software in human readable form.

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1.2This Agreement shall be interpreted in accordance with the following:

1.2.1headings are for ease of reference only and that not be taken into consideration in the interpretation of this Agreement;

1.2.2all references to Clauses and Schedules ore references to Clauses and Schedules of this Agreement: and

1.2.3all references too party or parties are references too party or ponies to this Agreement.

2Deposit Accounts

2.1Each lime that the Licensor wishes to deposit different Escrow Material under the terms of this Agreement. the Licensor and NCC Group must execute a completed Deposit Account Agreement containing the details of the Escrow Material lo be deposited in accordance with the obligations contained in Clause 3.

2.2Each signed Deposit Account Agreement shall be supplemental to and be governed by the terms of this Agreement.

2.3For the avoidance of doubt, it the Escrow Material to be deposited is an update lo or development of Escrow Material already deposited under on existing Deposit Account, the deposit of such Escrow Material shall not require a new Deposit Account and shall be deposited under the relevant existing Deposit Account.

3Licensors Duties and Warranties

3.1Licensor shall:

3.1.1deliver a copy of the Escrow Material to NCC Group within 30 days of the date NCC Group receives an executed Deposit Account Agreement;

3.1.2deliver an update or replacement copy of the Escrow Material to NCC Group within 30 days Of a material update, error correction, enhancement, maintenance release or functional modfication to the Software which results in an updated delivery of the object code version of the Software to Licensee:

3.1.3ensure that each copy of the Escrow Material deposited with NCC Group comprises the Source Code of the latest version of the Software used by Licensee;

3.1.4deliver to NCC Group on update or replacement copy of the Escrow Material within 30 days after the anniversary of the last delivery of the Escrow Material to ensure that the integrity of the Escrow Material media is maintained;

3.1.5deliver with each deposit of the Escrow Material a Deposit Form which includes the following information:

3.1.5.1details of the deposit including the full name of the Software (i.e. the original name as set out under Schedule I to the Deposit Account Agreement together with any new names given to the Software by Licensor), version details, media type, backup command/software used, compression used, archive hardware and operating system details; and

3.1.5.2password/encryption details required to access the Escrow Material;

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3.1.6deliver with each deposit of the Escrow Material the following technical information (where appilcable);

3.1.6.1documentation describing the procedures for building, compiling and installing the Software. including names and versions of the development tools;

3.1.6.2Software design information (e.g. module names and functionality); and

3.1.6.3name and contact details of employees with knowledge of how to maintain and support the Escrow Material; and

3.1.7deposit a detailed fist of the suppliers of any third party software and toots required to access. install, build or compile or otherwise use the Escrow Material.

3.2Licensor warrants to both NCC Group and Licensee at the time of each deposit of the Escrow Material with NCC Group that:

3.2.1it has the full right, ability and authority to deposit the Escrow Material:

3.2.2in entering into this Agreement and any Deposit Account Agreement and performing its obligations under such agreements, it is not in breach of any of its ongoing express or implied obligations to any third party(s): and

3.2.3the Escrow Material deposited under Clause 3.I contains all information in human-readable form and is on suitable media to enable a reasonably stilled programmer or analyst to understand, maintain, modify and correct the Software.

4Licensee's Responsibilities and Undertakings

4.1Licensee shall notify NCC Group of any change to the Software that necessitates a replacement deposit of the Escrow Material.

4.2In the event that the Escrow Material is released under Clause 7, Licensee shalt:

4.2.1keep the Escrow Material confidential at oil limes;

4.2.2use the Escrow Material only for the Release Purposes:

4.2.3not disclose the Escrow Material to any person save such of Licensee's employees or contractors who need to know the same for the Release Purposes, In the event that Escrow Material is disclosed to Its employees or contractors. Licensee shalt ensure that they are bound by the some confidentiality obligations as are contained in this Clause 4.2.

4.2.4hold all media containing the Escrow Material in a safe and secure environment when not in use; and

4.2.5forthwith destroy the Escrow Material should Licensee cease to be entitled to use the Software under the terms of the License Agreement.

5NCC Group's Duties

5.1NCC Group shall:

5.1.1at all times during the term of Iris Agreement, retain the latest deposit 01 the Escrow Material in a safe and secure environment;

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5.1.2notify Licensor and the relevant Licensee of the acceptance of any Registration Agreement; and

5.1.3inform Licensor and Licensee of the receipt of any deposit of the Escrow Material by sending to both parties a copy of the Deposit Form and/or the Integrity Testing report or Full Verification report (as the case may be) generated from the testing processes carried out under Clause 11.

5.2In the event of failure by Licensor to deposit any Escrow Material with NCC Group, NCC Group shall not be responsible for procuring such deposit and may, at Its sole discretion, notify the Licensor and Licensee of Licensor's failure to deposit any Escrow Material

5.3NCC Group may appoint agents. contractors or sub-contractors as it deems fit to cony out the Integrity Testing and the Full Verification processes. NCC Group shaft ensure that any such agents, contractors and sub-contractors ore bound by the some confidentiality obligations as are contained in Clause 9.

5.4NCC Group has the right to make such copies of the Escrow Material as may be necessary solely for the purposes of this Agreement.

6Payment

6.1The parties shall pay NCC Group's fees and charges as published from time to time or as otherwise agreed, in the proportions set out In the Letter of Intent between the parties. NCC Group's fees as published are exclusive of any applicable sales fax.

6.2If NCC Group is required to perform any additional or extraordinary services as a result of being an escrow agent including intervention in any litigation or proceeding, NCC Group shall receive reasonable compensation for such services and be reimbursed for all costs incurred, including reasonable attorney's fees.

6.3NCC Group shall be entitled to review and vary its standard fees and charges for its services under this Agreement from time to time but no more than once a year and by no more than eight percent {8%) of the prior year's tees and only upon 45 days written notice to the parties

6.4All Invoices are payable within 45 days from the date of invoice. Interest shalt accrue at the lesser of 1.5% per month or the maximum amount permitted by applicable law for any fees that are undisputed by the paying party and remain unpaid for more than 45 days past the due dale of the applicable invoice.

6.5in the event of a dispute mode in good faith as to the amount of fees, the pony responsible for payment agrees to remit payment on any undisputed amounts) in accordance with Clause 6.1 above. In such circumstances, the interest on the fees shall not accrue as to any disputed amounts unless not paid within 30 days after such dispute has been resolved by the parties.

6.6NCC Group shalt have no obligations under this Agreement unlit the initial invoice has been paid in full.

7Release Procedures

7.1Subject to: (I) the remaining provisions of this Clause 7 and (a) the receipt by NCC Group of the tees chargeable upon a release and any other lees and interest {if any) outstanding under this Agreement, NCC Group will release the Escrow Material to a duly authorized representative of Licensee if any of the events listed of clause 6 of the Registration Agreement (“Release event(s)”) occur.

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7.2Licensee must notify NCC Group of the Release Event specified by delivering to NCC Group a notice in writing (“Notice”) declaring that such Release Event has occurred and specifying the Deposit Account(s) so affected, and setting out the facts and circumstances of the Release Event, that the License Agreement and any maintenance agreement, if relevant, for the Software was stilt valid and effective up to the occurrence of such Release Event and exhibiting such documentary evidence in support of the Notice as NCC Group shall reasonably require.

7.3Upon receipt of a Notice from Licensee claiming that a Release Event has occurred:

7.3.1NCC Group shaft submit a copy of the Notice to Licensor (with a copy to the Licensee in order to acknowledge receipt of the Notice) by courier or other farm of guaranteed delivery; and

7.2.2unless within 14 calendar days after the date of dispatch of the Notice by NCC Group, NCC Group receives a counter-notice in writing from licenser stating that in their view no such Release Event has occurred or, if appropriate, that the event or circumstance giving rise to the Release Event has been rectified as shown by documentation in support thereof, NCC Group will release a copy of the Escrow Material to Licensee for its use for the Release Purposes.

7.4Upon receipt of the counter-notice from Licensor under Clause 7.3.2, NCC Group shall send a copy of the counter-notice and any supporting evidence to Licensee (with a copy to Licensor in order to acknowledge receipt of the counter-notice) by courier or other form of guaranteed delivery.

7.5Within 90 days of dispatch of the counter-notice by MCC Group. Licensee may give notice to NCC Group that They wish to invoke the dispute resolution procedure under Clause 8.

7.6if, within 40 days of dispatch of the counter-notice by NCC Group to Licensee, NCC Group has not been informed by licensee that they wish the dispute resolution procedure under Clause 8 to apply. the Notice submitted by Licensee MI be deemed to be no longer valid and Licensee shall be deemed In hove waived their right to release of the Escrow Material for the particular reason or event specified in the original Notice. In such circumstances, this Agreement shall continue in full force and effect.

8Disputes

8.1Upon receipt of Licensee's notice requesting dispute resolution pursuant to Clause 7.5 above, NCC Group shall notify Licensor of the Licensee's request for dispute resolution. Licensor and Licensee may submit their dispute to expedited nonbinding arbitration in Santa Clara County. California or Palm Beach County, Florida under Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed by the said rules. A copy of such decision shall be delivered immediately to Licensor, Licensee and NCC Group. To the extent Licensor and Licensee elect binding arbitration, the parties shat use their best efforts to commence the arbitration proceedings within 14 days following delivery of the counter-notice. Prior to the initiation or any binding arbitration procedure. the Licensor and Licensee shot use their commercially reasonable efforts to mutually agree upon 11) the maximum length of time of the arbitration from the dale Of notice of binding arbitration to the dote of the arbitrators decision, (ii) the number of document requests (including subparts), (iii) the number of interrogatories (including subparts) on opposing parties, (iv) number of subpoena to third parties for testimonial depositions land the length of such depositions), and (v) all other discovery matters wit be governed by the Federal Rules of Civil Procedure. The arbitrator shot not have authority to award punitive damages. All expedited procedures prescribed by the AAA Commercial Arbitration Rules shall apply. The arbitrator shot either be a retired jurist or engaged in the practice of law with no less than ten (10) years experience in the area of software licensing or commercial information systems contract disputes. No person may be appointed as an arbitrator unless he or she is

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independent of each party, is knowledgeable regarding the subject matter of the dispute. The sole question to be determined by the arbitrator shall be whether or not there existed a Release Event at the time Licensee delivered the Notice to NCC Graup and whether the event or circumstance giving rise to the release event has been rectified.

8.2If the arbitrator finds that a Release Event existed at the time of delivery of the Notice to NCC Group.  NCC Group is hereby authorized to release and deliver the Escrow Material to the Licensee within 5 working days of the decision being notified by the arbitrator to the parties. if the arbitrator finds to the contrary, then NCC Group shah not release the Escrow Material and shot continue to hold it in accordance with the terms of this Agreement.

8.3The parties hereby agree that the costs and expenses of the arbitrator, the reasonable attorneys' tees and costs incurred by the prevailing party in the arbitration and any costs incurred by NCC Group in the arbitration shall be paid by the non-prevailing party.

8.4IN ANY LITIGATION ARISING FROM OR RELATED TO THIS AGREEMENT. THE PARTIES HERETO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF. UNDER OR IN CONNECTION WITH THIS AGREEMENT.. OR ANY COURSE OF CONDUCT, COURSE OF DEALING. STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CUSTOMER TO ENTER INTO THIS AGREEMENT.

9Confidentiality

9.1The Escrow Material shall remain at alt limes the confidential and intellectual property of Licensor

9.2In the event that NCC Group releases the Escrow Material to Licensee, Licensee shall be permitted to use the Escrow Material only for the Release Purposes.

9.3.Subject to Clause 9.4. NCC Group agrees to keep all Confidential information relating to the Escrow Material and/or the Software that comes into its possession or to its knowledge under this Agreement in strict confidence and secrecy. NCC Group further agrees not to make use at such information and/or documentation other than for the purposes of this Agreement and, unless the parties should agree otherwise in writing and subject to Clause 9.4, will not disclose or release it other than in accordance with the terms of this Agreement.

9.4NCC Group may release the Escrow Material to the extent that it is required by applicable court order, judgment or decree provided that NCC Group has notified Licensor and Licensee prior to such required release. has given Licensor and/or Licensee on opportunity to contest (at their own expense) such required release, within the time parameters mandated by such applicable court order, judgment or decree. NCC Group is hereby expressly authorized in its sole discretion to obey and comply with at orders, judgments, decrees so entered or issued by any court, without the necessity of inquiring as to the validity of such order, judgment or decree, or the court's underlying jurisdiction. Where NCC Group Obeys or complies with any such order, judgment or decree, NCO Group shall not be liable to Licensee, Licensor or any third party by reason of such compliance, notwithstanding that such order, judgment or decree may subsequently be reversed, modified or vacated.

9.5Any request by a Licensee under clause 11.3 for a Full Verification shalt not be disclosed to any other Licensee(s).

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10Intellectual Property Rights

10.1The release of the Escrow Material to Licensee will not act as an assignment of any Intellectual Property Rights that Licensor or any third party possesses in the Escrow Material, However, upon deposit of the Escrow Material, the title to the media upon which the Escrow Material is deposited (“Media”) Is transferred to NCC Group. Upon delivery of the Escrow Material back to Licensor, the title to the Media shalt transfer back to the Licensor. If the Escrow Material is released to the Licensee. the title to the Media shall transfer to the Licensee.

10.2The Intellectual Property Rights in the integrity Testing report and any Full Verification report shall remain vested in NCC Group. Licensor and Licensee shalt each be granted a non-exclusive right and license to use the Integrity Testing report for the purposes of this Agreement and their own internal purposes only. Licensor and the party who commissioned the Full Verification shall each be granted a non-exclusive right and license to use the Full Verification report for the purposes of this Agreement and their own infernal purposes only.

11Integrity Testing and Full Verification

11.1NCC Group shalt bear no obligation or responsibility to any party to this Agreement or person, firm. company or entity whatsoever to determine the existence, relevance, completeness, accuracy, operation, effectiveness, functionality or any other aspect of the Escrow Material received by NCC Group under this Agreement.

11.2As soon as practicable otter the Escrow Material has been deposited with NCC Group, NCC Group shalt apply its Integrity Testing processes to the Escrow Material

11.3Any party to this Agreement shaft be entitled to require NCC Group to carry out a Full Verification. Subject to Clause 11.4, NCC Group's prevailing fees and charges far the Full Verification processes and all reasonable expenses Incurred by NCC Group in carrying out the Full Verification processes shalt be payable by the requesting party.

11.4if the Escrow Material tails to satisfy NCC Group's Full Verification tests as a result of being defective or incomplete in content, NCC Group's fees, charges and expenses in relation to the Full Verification tests shall be paid by Licensor.

11.5Should the Escrow Material deposited fail to satisfy NCC Group's Integrity Testing or Full Verification tests under Clauses I12 or 11.3, Licensor shag. within 14 days of the receipt of the notice of test failure tram NCC Group, deposit such new, corrected or revised Escrow Material as shall be necessary to ensure its compliance with its warranties and obligations in Clouse 3. If Licensor fails to make such deposit of the new, corrected or revised Escrow Material, NCC Group will issue a report to Licensee (with a copy to Licensor) detailing the problem with the Escrow Material as revealed by the relevant tests.

12NCC Group's Liability

12.1Nothing in this Clause 12 excludes or limits the liability of NCC Group for its negligence or intentional misconduct.

12.2Subject to Clause 12.1, no party shall be liable for any loss or damage caused to either Licensor or Licensee except to the extent that such loss or damage is caused by the negligent acts or omissions of or a breach of any contractual duty by such party. if employees, agents or sub-contractors and in such event such party's total liability in respect of all claims arising under or by virtue of this Agreement or in connection with the performance or contemplated performance of this Agreement. shall not exceed the minimum dollar amounts of the insurance coverage required by

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Clause 15,13 except in the case where such liability relates to the indemnification protection afforded NCC Group by Licensor and any subject Licensee.

12.3NCC Group shall not be responsible in any manner whatsoever for any failure or inability of Ucensor or Licensee to perform or comply with any provision of this Agreement.

12.4NCC Group shall not be fable in any way to Licensor or Licensee for acting in accordance with the terms of this Agreement and specifically (without limitation) for acting upon any notice, written request. waiver, consent, receipt, statutory declaration or any other document furnished to it pursuant to and In accordance with this Agreement.

12.5Subject to Clause 11, NCC Group shaft not be required to make any, investigation into, and shall be entitled in good faith without incurring any liability to Licensor or Licensee ta assume (without requesting evidence thereof) the validity, authenticity, veracity and due and authorized execution at any documents, written requests, waivers, consents. receipts, statutory declarations or notices received by it respect of this Agreement.

13Indemnity

Licensor agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any claims. suits or other proceedings, actions, losses, costs. liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney's fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out ol or relating to this Agreement. provided that Licensor shall not be liable for that portion of any such indemnification amount resulting from NCC Group's gross negligence or intentional misconduct or material breach of any contractual duty hereunder.

14Term and Termination

14.1This Agreement and any Deposit Account Agreement shall continue until terminated in accordance with this Clause I4,

14.2If Licensor or Licensee, as the case may be, fails to pay an invoice addressed to it for services under this Agreement and/or any Deposit Account Agreement within 45 days of its issue, NCC Group reserves the right to give that party written notice to pay the outstanding invoice within 30 days. It Licensor has not paid its invoice by the expiry of the 30 day notice period. NCC Group vat give Licensee(s) a period of 45 days to pay Licensor's invoice, it Licensor or Licensee (as appropriate) has not paid its invoice after being given notice in accordance with this Clause, NCC Group shall have the right to terminate this Agreement, the relevant Deposit Account Agreement or the registration of licensee (as appropriate) without further notice. Any amounts owed by Licensor but paid by Licensee(s) will be recoverable by Licensee(s) direct from Licensor as a debt and, if requested. NCC Group shalt provide appropriate documentation to assist in such recovery.

14.3Upon termination of this Agreement and/or a Deposit Account Agreement in their entirety under the provisions of Clause 14.2, for 30 days from the date of termination NCC Group will make the Escrow Material available for collection by Licensor or its agents from the premises of NCC Group during office hours. After such 30 day period NCC Group will destroy the Escrow Material

14.4Notwithstanding any other provision of this Clause 14, NCC Group may resign as Escrow Agent hereunder and terminate this Agreement and/or a Deposit Account Agreements) by giving sixty (60) days written notice to Licensor and Licensee(s). In the event that this Agreement and/or a Deposit Account Agreement is terminated in Its entirely, Licensor and Licensee(s) shall appoint a mutually acceptable new custodian on similar terms and conditions to those contained herein, If a new custodian is not appointed within 14 days of delivery of such notice, Licensor or Licensee(s) shall be entitled to request the American Arbitration Association to appoint a suitable new

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custodian upon terms and conditions consistent with those in this Agreement. Such appointment shalt be final and binding on Licensor and Licensee(s). It NCC Group is notified of the new custodian within the notice period. NCC Group wilt forthwith deliver the Escrow Material to the new custodian. If NCC Graup is not natified of the new custodian within the notice period and this Agreement and/or a Deposit Account Agreement has been terminated in its entirety, NCC Group will return the Escrow Material to Licensor.

14.5 Licensee may terminate any and all Deposit Account Agreements in respect of itself only at any time by giving sixty (60) days prior written notice to NCC Grove.

14.6If the license Agreement with a Licensee has expired or has been lawfully terminated, then Licensee shall endeavour to give notice to NCC Group within 14 days thereof to terminate Its interest under the relevant Deposit Account Agreements) failing which, Licensor shall be entitled to give written notice to NCC Group to terminate the relevant Licensee's interests under the relevant Deposit Account Agreement(s). Upon receipt of such a notice from Licensor. NCC Group shall notify licensee of Licensor's notice to terminate. Unless within 30 days of NCC Group giving such notice to Licensee, NCC Group receives a counter-notice from Licensee disputing the termination of the License Agreement, then Licensee shall be deemed to have consented to such termination and Licensee's rights under the relevant Deposit Account Agreement shall Immediately automatically terminate. Any disputes arising under this Clause shall be dealt with In accordance with the dispute resolution procedure in Clouse 8. Upon termination of oil registered Licensees under a Deposit Account Agreement under this Clause, NCC Group shot return the Escrow Material to Licensor.

14.7Subject to Clause 14.6, Licensor may only terminate the Interests of any Licensee under a Deposes Account Agreement with the written consent of that Licensee.

14.8Subject to Clouse 14.6, Licensor may only terminate this Agreement or a Deposit Account Agreement in its entirety with the written consent of all Licensees.

14.9A Deposit Account Agreement shall automatically immediately terminate in respect of a Licensee upon release of the Escrow Material to that licensee in accordance with Clouse 7.

14.10If this Agreement or a Deposit Account Agreement is superseded and replaced by a new agreement in respect of the Escrow Material, this Agreement and/or the relevant Deposit Account Agreement shall, upon the coming into force of the new agreement in respect of a Licensee, automatically terminate in respect of that Licensee. When this Agreement and/or a Deposit Account Agreement has been terminated in respect of all Licensees who are registered under it, if shall immediately terminate in its entirety. Licensor shall request NCC Group to either transfer the Escrow Material to the new agreement It new material is deposited, upon its receipt, NCC Group shalt unless otherwise instructed. destroy the Escrow Material.

14.11The termination of this Agreement and/or a Deposit Account Agreement in respect of a Licensee shall be without prejudice to the continuation of this Agreement and/or the Deposit Account Agreement In respect of any other Licensees.

14.12if any terminations of Licensees' interests under this Agreement and/or a Deposit Account Agreement result in there being rue Licensees registered under this Agreement and/or the Deposit Account Agreement, unless otherwise instructed by Licensor, this Agreement and/or the Deposit Account Agreement wit continue and the Escrow Material will be retained by NCC Group pending registration of other Licensees.

14.13The provisions at Clauses 1, 4.2, 6, 9, 10. 11.1, 12, 13, 14.13 to 14.I5 (inclusive) and 15 shalt continue in full force after termination of this Agreement.

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I4.14On and alter termination 01 this Agreement and/or a Deposit Account Agreement. Licensor and/or Licensee(s) (as appropriate) shall remain Gable to NCC Group for payment in full of any fees and Interest which have become due but which have not been paid as at the dote of termination.

14.15The termination of this Agreement and/or a Deposit Account Agreement, however arising, shall he without prejudice to the rights accrued to the parties prior to termination.

15General

151Licensor and Licensee(s) shall notify NCC Group and each other, within 30 days of its occurrence, of any of the following:

15.1.1a change of its name, principal office, contact address or other contact details; and

15.1.2any material change In its circumstances that may affect the validity or operation of this Agreement or a Deposit Account Agreement.

15.2This Agreement shall be governed by and construed according to the laws of the state of California, excluding that body of low known as conflict of low.

15.3This Agreement. the relevant Deposit Account Agreement together with, in respect of each Licensee, their Registration Agreement represents the whole agreement relating to the escrow arrangements between NCC Group, Licensor and that Licensee for the Software and shalt supersede all prior agreements, discussions, arrangements, representations, negotiations and undertakings. In the event of any conflict between these documents, the terms of this Agreement shall prevail.

15.4Unless the provisions of this Agreement otherwise provide, any notice or other communication required or permitted to be given or made in writing hereunder shall be validly given or made if delivered by hand or courier or if dispatched by certified or registered moil (airmail It overseas) addressed to the address specified for the parties in this Agreement or their Registration Agreement (or such other address as may be notified to the parties from time to time) or if sent by facsimile message to such facsimile number as has been notified to the parties from time lo time and shall be deemed to have been received:

(i) if delivered by hand or courier. one day following the lime of delivery;

(ii)if sent by certified or registered mail (airmail if overseas), 3 business days oiler posting (6 days if sent by airmail):

(iii)If sent by facsimile, one day following the time of completion of the transmission of the facsimile with facsimile machine confirmation of -transmission to the correct facsimile number of oil pages of the note.

15.3Except where Licensor or Licensee merges, is acquired or has substantially all of its assets acquired and the new entity or acquirer agrees to assume at of their obligations and liabilities under this Agreement and the relevant Deposit Account Agreement. Licensor and licensee shall not assign. transfer or subcontract this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

15.6NCC Group shall not be entitled to transfer or assign this Agreement without the prior written consent of Licensor and thereupon written notice to all Licensees, provided, however, that In the event of the acquisition of NCC Group, NCC Group shall be entitled to transfer or assign this Agreement in connection with such acquisition upon written notice to both Licensor and of Licensees.

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15.7This Agreement shot be binding upon and survive for the benefit of the successors In title and permitted assigns of the parties.

15.8If any provision of this Agreement is declared too broad in any respect to permit enforcement to its full extent, the parties agree that such provision shall be enforced to the maximum extent permitted by law and that such provision shall be deemed to be varied accordingly. If any provision of this Agreement Is found by any court, tribunal or administrative body of competent jurisdiction to be wholly or partly illegal, invalid, void, or unenforceable, i shall, to the extent of such illegality, invalidity, unenforceability, be deemed severable and the remaining port of the provision and the rest of the provisions of this Agreement shall continue In full force and effect.

15.9Save as expressly provided in this Agreement, no amendment or variation of this Agreement or a Deposit Account Agreement shall be effective unless in writing and signed by a duly authorized representative of each of the parties to it.

15.10The parties shaft not be liable to each other or be deemed to be in breach of this Agreement by reason of any delay in performing, or failure to perform, any 01 their obligations under this Agreement if the delay or failure was for a reason beyond that party's reasonable control (including, without limitation, fire, flood, explosion, epidemic. riot, civil commotion, any strike, lockout or other industrial action, act of God, war or warlike hostilities or threat of war, terrorist activities, accidental or malicious damage, or any prohibition or restriction by any governments or ether legal authority which affects this Agreement and which is not in force on the date of this Agreement). A party claiming to be unable to perform its obligations under this Agreement (either on time or of all) In any of the circumstances set out above must notify the other parties of the nature and extent of the circumstances in question as soon as practicable. If such circumstances continue for more than six months, any of the other parties shot be entitled to terminate this Agreement by giving one month's notice in writing.

15.11No waiver by any party of any breach of any provisions of this Agreement shall be deemed to be a waiver of any subsequent or other breach and, subject to Clause 7,6, no failure to exercise or delay in exercising any right or remedy under this Agreement shall constitute a waiver thereof.

15.12This Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart when so executed shall be deemed to be on original and all of which together shot constitute one and the same agreement

15.13NCC Group shot, at its sole cast and expense, throughout the term of this Agreement, procure and maintain in full force and effect, the following insurance coverage with an insurance carrier that is rated B+ or better by A.M. Best. NCC Group shall provide Licensor and at Licensees hereunder with a certificate of insurance evidencing such coverage. All certificates of insurance shaft require that Licensor and Licensee be provided with no less than thirty (30] days advance written notice of cancellation of the stated coverage, and NCC Group shall request that its insurer use its best efforts to provide of least thirty (30j days advance written notification of such cancellation.

Type of insurance	Coverage Amount	Type of Insurance	Coverage Amount
General Liability	***
General Liability	***	***	***
Professional Liability	***

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Signed for and on behalf of Silver Spring Networks, Inc.

Name:***:/s/***

Position:Director, Finance:                             (Authorized Signatory)

Signed for and on behalf of NCC GROUP, INC.

Name:***:/s/***

Position: General Manager, NA:                             (Authorized Signatory)

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Schedule 1 (Deposit Form)

ESCROW MATERIALS DEPOSIT FORM
Escrow Account Number:[Agreement Number]
Product Name:[Software Name]
Date:

DEPOSITOR DETAILS Company Name:	Technical Contact:
Address:	Signature:
Position:
Telephone No.:	Email Address

MATERIAL DETAILS

l
Media Type (e.g. Disc. Tape etc.)	Number of media items	Name of Software	Version/Release

Hardcopy Documents (please supply details):
Softcopy Documents (please we rotation on modem e.g, \ docs \ build):
What Hardware was used to create the media deposit?
What Operating System was used?
What Backup Command/Software was used?
What Software Compression has been used?
What Encryption/Password Protection has been used?
In what Development Language Is the source code whiten?
Approximate size of the data on the media in megabytes?
Provide details of any third party software required to access/compile the material.
Provide details of any additional build information.

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The following information MUST be provided for NCC Group to accept the deposit of escrow material:

If this is your Initial/first deposit, please fill in Section 1.
If this is your second or subsequent deposit (i.e. a replacement/update) please fill in Section 2.

SECTION 1:Initial Deposit (First Deposit) - Is this a complete deposit?

□ YES   □ NOIf NO, please indicate when the rest of the deposit will be sent

______________________

SECTION 2:Deposit Updates/Replacements-Is the deposit a complete replacement of any of the previous deposits?

□ YES   □ NO

If YES, would you like the past deposit(s) to be:

□ RETAINED   □ RETURNED   □ destroyed  “For returns and destroys, please specify which deposit(s) this applies to by reference to the month and year of deliver to NCC Group

(Tick ‘ALL’ if all previous deposits)  □ ALL  □ SPECIFIC DEPOSIT(S):

SignatureDate material receiped by of Recipient _________________________________NCC Group__________________

AMl_SSN_CO #S41 WA#l 201308122526841/00600/DOCS/3613413.1

Appendix 1

Template Deposit Account Agreement

Agreement dated:

Between:

(1)Silver Spring Networks, Inc. whose principal office is at (Licensoraddress] (licensor”); and

(2)NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”].

Agreement:

In consideration of the mutual obligations and undertakings contained in the multi licensee deposit account software escrow agreement number ___________ dated _____________( “Agreement”) between the Licensor and NCC Group, the parties to this agreement agree as follows:

1This agreement is a Deposit Account Agreement (as defined In the Agreement].

2This Deposit Account Agreement is supplemental ta and governed by the terms and conditions of the Agreement.

3This Deposit Account Agreement relates to the Escrow Material as defined in the Agreement and as described in Schedule 1 below.

4NCC Group's fees are payable as set out in the Letter of Intent between the parties.

Signed for and on behalf of Silver Spring Networks, Inc.

Name:________________________________:__________________________________

Position:________________________________:__________________________________
(Authorized Signatory)
Date:_______________________________

Signed for and on behalf of NCC GROUP, INC.

Name:________________________________:__________________________________

Position:________________________________:__________________________________
(Authorized Signatory)
Date:_______________________________

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Appendix 2

Registration Agreement

NOTE: A COPY OF 17-113 REGISTRATION AGREEMENT MUST BE DULY SIGNED BY AN AUTHORIZED SIGNATORY AND RETURNED TO NCC GROUP BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:
(1)Silver Spring Networks. Inc. whose principal office is at (Licensoraddress] (“Licensor”);

(2)NCC Group. Inc. a corporation organized and existing under the laws of Virginia with its principal office of 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”]: and

(3)Licensee's Name:

whose principal office is at

______________________________________________

____________________________________(“Licensee”];

Agreement:

1.This registration agreement (“Registration Agreement”] is supplemental to the terms and conditions of the multi licensee deposit account software escrow agreement number 38105 and 41932 dated ________ (“Escrow Agreement”] and the Deposit Account Agreement(s) (as defined in the Escrow Agreement] number(s] _________ dated __________ both between Licensor and NCC Group.

2.This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s] togethershall form a binding agreement between Licensor, NCC Group and Licensee in accordance with the terms of the Escrow Agreement.

3.Licensee agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney's fees], in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensee shall not be liable for that portion of any such indemnification amount resulting from NCC Group's negligence or intentional misconduct.

4.Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreement, including the payment obligations defined below, as though they were a party to the Escrow Agreement and the Deposit Account Agreement and named therein as o Licensee.

5.Licensor and Licensee agree to compensate NCC Group for its services pursuant to this agreement according to the schedule following:

1	Annual Escrow Management Fee		$100%	Nil
2	Deposit Account Initial Fee		$100%	Nil
3	Licensee Registration Fee (per individual Licensee registered, payable registration and upon the escrow account's anniversary every year thereafter])	$	Nil	100%
4	Scheduled Update Fee (2,d and subsequent scheduled deposits in any one year, payable on completion of this Agreement and in advance of each anniversary thereafter)		$100%	Nil
5	Licensee Termination Fee	$	Nil	100%
	Release Fee (plus NCC Group's reasonable expenses)	$	Nil	100%

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6.This Registration Agreement shall take effect when NCC Group has registered Licensee as a party to the relevant Deposit Account Agreement.

7.The Release Events for the undersigned Licensee are as follows:

(i)a receiver, trustee, or similar officer is appointed for the business or property of Licensor; or relevant Deposit Account Agreement.

7.The Release Events for the undersigned Licensee are as follows:

(i)a receiver, trustee, or similar officer is appointed for the business or property of Licensor, or

(ii)Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement], makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or

(iv)Licensor takes any corporate action authorizing any of the foregoing; or

(v)any similar or analogous proceedings or event to those in Clauses 7.1.1 to 7.1.3 above occurs in respect of Licensor within any jurisdiction outside the USA; or

(vi)Licensor or any successor ceases to carry on its business or the part of ifs business which relates to the Software; or

(vii)Licensor or, where relevant, its agent, parent, subsidiary or associated company is in material breach of its obligations as to maintenance or modification of the Software under the License Agreement or any maintenance agreement entered into in connection with the Software and has failed to remedy such default notified by Licensee to Licensor within a reasonable period.

Signed for and on behalf of [Licenseename]

Name:________________________________:__________________________________

Position:________________________________:__________________________________
(Authorized Signatory)
Date:_______________________________

Signed for and on behalf of Silver Spring Networks, Inc.

Name:________________________________:__________________________________

Position:________________________________:__________________________________
(Authorized Signatory)
Date:_______________________________

Signed for and on behalf of NCC GROUP, INC.

Name:________________________________:__________________________________

Position:________________________________:__________________________________
(Authorized Signatory)
Date:_______________________________

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